Exhibit 10.07
PENTEGRA DEFINED BENEFIT PLAN
FOR FINANCIAL INSTITUTIONS
REGULATIONS
governing
THE COMPREHENSIVE RETIREMENT PROGRAM
26th Revision, Effective June 1, 2007
(Subject to IRS Approval)
108 Corporate Park Drive • White Plains, NY 10604

PENTEGRA DEFINED BENEFIT PLAN FOR FINANCIAL INSTITUTIONS
Established December 1, 1943
A non-profit, IRS qualified, tax-exempt, pension plan and trust through which Federal Home Loan Banks, Savings and Loan Associations and similar institutions, or any other federally insured financial institutions (including those organizations serving them) may cooperate in providing for the retirement of their employees. These Regulations, including the Appendices attached hereto, contain the governing provisions of the Pentegra DB Plan’s Comprehensive Retirement Program, a plan which provides retirement and death benefits. All contributions to the Pentegra DB Plan are commingled, and all assets of the Pentegra DB Plan are invested on a pooled basis, without allocation to individual employers or employees. All amounts payable by the Pentegra DB Plan are a general charge upon all its assets.
Effective June 1, 2007 except as otherwise provided, the Pentegra Defined Benefit Plan for Financial Institutions’ Comprehensive Retirement Program is hereby amended and restated in its entirety to provide as follows:

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ii

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REGULATIONS
As amended to June 1, 2007
ARTICLE I DEFINITIONS
The following words and phrases as used in these Regulations shall have the following meanings:
(1)	Abbreviations used in the following text shall mean:

IRS	U.S. Internal Revenue Service
IRS Regulations	Regulations under the U.S. Internal Revenue Code
IRC	U.S. Internal Revenue Code of 1986, as amended
ERISA	Employee Retirement Income Security Act of 1974, as amended
PBGC	Pension Benefit Guaranty Corporation
DOL	U.S. Department of Labor
(2)	“Accumulated Contributions” — The amount of benefit standing to the credit of a Member representing the contributions made by the Member together with Regular Interest thereon as determined in accordance with ERISA.

(3)	“Actuarial Increase Adjustment Factor” — The monthly increase to the Member’s Retirement Allowance beginning as of the Member’s Normal Retirement Date. Such monthly increase shall be determined as follows:

Age	Adjustment
65-70	.8% per month
70-75	1.0% per month
75-80	1.2% per month
80-85	1.5% per month
85-90	1.9% per month
90-95	2.5% per month
95 and older	3.4% per month

(4)	“Beneficiary” — In accordance with Article IV, Section 3 and applicable law, the person or persons, other than a Contingent Annuitant, designated to receive any amount payable upon the death of a Member or Retiree. Such designation may be made or changed only by the Member or Retiree on a form provided by, and filed with, the Pentegra DB Plan prior to the Member’s death. If no Beneficiary is designated, or if the designated Beneficiary predeceases the Member or Retiree, then (except as provided in Article IV, Section 3(C) or Article VI, Section 1, Option 2) any such amount payable shall be paid to the estate of such Member or Retiree upon the Member’s or Retiree’s death.
(5)	“Benefit Service” — The period of Service counted in determining a Member’s benefits as described in Article III.
(6)	“Board” — The Board of Directors provided for in Article XIV to direct the operations of the Pentegra DB Plan.

(7)	“Break in Service” — A Period of Severance of at least 12 consecutive months.
(8)	“CCL” — For purposes of Subsections (E), (F), (G), (H), (I), (J), (K), (L), (M), (N), (O), (P), (Q) and (S) of Article V, Section 1 (except as otherwise provided in the following paragraph), the average of the taxable wage bases in effect under Section 230 of the Social Security Act as of the beginning of each Plan Year included in the 35-year period ending with the last day of the calendar year preceding the calendar year in which the Member attains (or will attain) his social security retirement age, as defined in Section 415(b)(8) of the IRC. However, commencing with the Plan Year beginning on July 1, 1995, CCL shall mean the average of the taxable wage bases in effect under Section 230 of the Social Security Act as of the beginning of each Plan Year included in the 35-year period ending with the last day of the calendar year in which the Member attains (or will attain) his social security retirement age, as defined in Section 415(b)(8) of the IRC.
The taxable wage base for the current Plan Year and any subsequent Plan Year shall be assumed to be the same as the taxable wage base in effect as of the beginning of the Plan Year for which the determination is being made. In addition, a Member’s CCL for a Plan Year beginning before the 35-year period referred to in this paragraph shall be the taxable wage base in effect as of the beginning of such Plan Year.
For purposes of Subsections (G), (H), (I), (J), (K), (L), (M), (N), (O), (P), (Q) and (S) of Article V, Section 1, in lieu of the foregoing definition of CCL, an Employer may elect, on a uniform basis for its Members, to define CCL as the greater of $10,000 or one-half of the “covered compensation” (as defined in Section 1.401(l)-1(c)(7) of the IRS Regulations) of an individual who attains his social security retirement age in the calendar year in which the Plan Year begins.

(9)	“Career Average Salary” — The average annual Salary during the period of Benefit Service.

(10)	“Cash Balance Account” — The Cash Balance Account as defined in Article V, Section 1(R).
(11)	“Change of Control” — A Buyout, Merger, or Substantial Change of Ownership. For this purpose, these terms shall have the following meaning:
“Buyout” — A transaction or series of related transactions by which the Employer is sold, either through the sale of a Controlling Interest in the Employer’s voting stock or through the sale of all or substantially all of the Employer’s assets, to a party not having a Controlling Interest in the Employer’s voting stock.

“Merger” — A transaction or series of transactions wherein the Employer is combined with another business entity, and after which the persons or entities who had owned, either directly or indirectly, a Controlling Interest in the Employer’s voting stock own less than a Controlling Interest in the voting stock of the combined entity.

“Controlling Interest” — The ownership, either directly or indirectly, of more than 20% of the Employer’s voting stock.

“Substantial Change of Ownership” — A transaction or series of transactions in which a Controlling Interest in the Employer is acquired by or for a person or persons or business entity, which person(s) or entity did not own, either directly or indirectly, a Controlling Interest in the Employer.
(12)	“Commencement Date” — The date on which an Employer begins to participate in the Pentegra DB Plan’s Comprehensive Retirement Program.
(13)	“Commuted Value” — The present value of a series of future installment payments discounted at the rate of 7% per annum.

(14)	“Contingent Annuitant” — A person designated to receive a continuing allowance under one of the options of, and in accordance with, Article VI upon the death of a Retiree.
(15)	“Disability Retirement Date” — The first day of the month coincident with or next following the date on which the Member separates from active employment by reason of disability.
(16)	“Early Retirement Date” — The first day of the month coincident with or next following the Member’s termination of employment and the Member’s attainment of (i) age 45, (ii) age 55, or (iii) age 55 plus the completion of ten (10) years of Vesting Service, as designated by the Employer.
(17)	“Effective Date” — Except as otherwise noted herein, the effective date of the Regulations, as amended and restated, is June 1, 2007.
(18)	“Employee” — Unless an Employer elects otherwise or as necessary to satisfy the requirements of IRC Sections 410(b) and 401(a)(26) and the IRS Regulations thereunder, any person in the Service of an Employer who receives a Salary, and any Leased Employees. If an individual receives no income from an Employer other than commissions and such Employer does not elect to include commissions as Salary under Section (43) of this Article, then such individual shall not be treated as an Employee for purposes of the Regulations.
Employees classified by the Employer as independent contractors who are subsequently determined by the Internal Revenue Service to be Employees shall not be Members of the Pentegra DB Plan.
(19)	“Employer” — Any institution which has adopted the Regulations and participates in the Pentegra DB Plan, having applied, qualified and been approved in accordance with Article II, Section 1.

(20)	“Enrollment Date” — The date on which an Employee becomes a Member.
(21)	“Equivalent Value” — A benefit of equivalent value when computed on the basis of tables, developed taking into account actuarial assumptions and interest rates, which tables were last adopted for this purpose by the Board and specified in Appendix A attached hereto or based upon an interest rate and mortality table designated by the Employer; provided, however, that the interest rate used to determine the Equivalent Value of a benefit for purposes of Article VII, Section 2(B) and Article XI, Section 2, shall not be greater than the rate prescribed under Article VII, Section 2(B).

(22)	“High-5 Salary” — The average annual Salary over the 5 consecutive years of highest Salary during Benefit Service (or during all the years of Benefit Service if less than 5).
(23)	“High-3 Salary” — The average annual Salary over the 3 consecutive years of highest Salary during Benefit Service (or during all the years of Benefit Service if less than 3).
(24)	“Highly Compensated Employee” — For Plan Years beginning after December 31, 1996, an Employee or a Member (i) who is a five percent owner at any time during the look-back year or determination year, or (ii) (a) who is employed during the determination year and who during the look-back year received 415 Compensation (as defined in Article XI, Section 1(B)) from the Employer in excess of $80,000 (as adjusted pursuant to the IRC and IRS Regulations thereunder for changes in the cost of living), and (b) if elected by the Employer (by formal adoption) was in the top-paid group of Employees for such look-back year.
For this purpose, the determination year shall be the Plan Year. The look-back year shall be the calendar year ending within the determination year.

The top-paid group shall consist of the top twenty percent of the Employees when ranked on the basis of compensation paid by the Employer.

The determination of who is a Highly Compensated Employee will be made in accordance with Section 414(q) of the IRC and the IRS Regulations thereunder.
For Plan Years beginning after December 31, 1996, the family member aggregation rules of Section 414(q)(6) of the IRC (as in effect prior to the Small Business Job Protection Act of 1996) are eliminated.
(25)	“Hour of Service” —
(A)	Each hour for which an Employee is paid, or entitled to payment, for the performance of duties for an Employer. These hours will be credited to the Employee for the computation period in which the duties are performed; and

(B)	Each hour for which an Employee is paid, or entitled to payment, by an Employer on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence. No more than 501 Hours of Service will be credited under this Subsection (B) for any single continuous period (whether or not such period occurs in a single computation period). Hours under this Subsection (B) will be calculated and credited pursuant to Section 2530.200b-2 of the DOL Regulations which is incorporated herein by this reference; and
(C)	Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by an Employer. The same Hours of Service will not be credited both under Subsection (A) or (B), as the case may be, and under this Subsection (C). These hours will be credited to the Employee for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement or payment is made.
Hours of Service will be credited for employment with other members of an affiliated service group (under IRC Section 414(m)), a controlled group of corporations (under IRC Section 414(b)), or a group of trades or businesses under common control (under IRC Section 414(c)), of which the Employer is a member, and any other entity required to be aggregated with such Employer pursuant to IRC Section 414(o).
Hours of Service will also be credited for any individual considered an Employee for purposes of the Regulations under IRC Section 414(n) or Section 414(o).
(26)	“Leased Employee” — Effective July 1, 1997, any person (other than an employee of the recipient) who pursuant to an agreement between the recipient and any other person (“leasing organization”) has performed services for the recipient (or for the recipient and related persons determined in accordance with Section 414(n)(6) of the IRC) on a substantially full-time basis for a period of at least one year, and such services are performed under the primary direction or control by the recipient. Benefits provided a Leased Employee by the leasing organization which are attributable to services performed for the recipient employer shall be treated as provided by the recipient employer.

(27)	“Limitation Year” — For purposes of applying the limitations of Section 415 of the IRC, the “Limitation Year” shall be the twelve consecutive month period beginning January 1 and ending December 31.

(28)	“Member” — An Employee enrolled in the membership of the Pentegra DB Plan’s Comprehensive Retirement Program as provided in Article II, Section 2.

(29)	“Non-highly Compensated Employee” — An Employee who is not a Highly Compensated Employee.

(30)	“Normal Retirement Date” — The first day of the month coincident with or next following the Member’s 65th birthday or, if later, the date of his termination of employment; except that if the Member shall have attained age 65 before his Employer’s Commencement Date, than his Normal Retirement Date shall be such Member’s termination of employment.

(31)	“PBGC Interest Rate” — The interest rate used by the PBGC, as of the date of distribution, for purposes of determining the present value of a lump sum distribution on plan termination.

(32)	“Pension Equity Benefit” — The Pension Equity Benefit as defined in Article V, Section 1(S).

(33)	“Pentegra DB Plan” — The Pentegra Defined Benefit Plan for Financial Institutions (formerly known as the Financial Institutions Retirement Fund) consisting of and governed by the Regulations and Trust which together constitute a tax-qualified employee retirement benefit plan.

(34)	“Period of Severance” — A continuous period of time during which the Employee is not employed by an Employer and commences on an Employee’s severance from service date. An Employee’s severance from service date is the date the Employee retires, quits or is discharged or, if earlier, the 12 month anniversary of the date on which the Employee was otherwise first absent from service.

(35)	“Plan Year” — A 12-month period ending June 30.

(36)	“Qualified Domestic Relations Order” — Any judgment, decree or order (including approval of a property settlement agreement) which has been determined by the Board to constitute a qualified domestic relations order within the meaning of Section 414(p)(1) of the IRC.
(37)	“Regular Interest” — Interest at the rate or rates adopted from time to time by the Board for the purpose of computing interest on the contributions made by a Member; provided, however, for Plan Years beginning on or after July 1, 1988 interest compounded annually at the rate of 120 percent of the applicable Federal mid-term rate as in effect under IRC Section 1274 for the first month of the Plan Year.

(38)	“Regulations” — The Regulations of the Pentegra DB Plan, as the same may be amended from time to time.
(39)	“Required Beginning Date” — Effective for distributions made on or after January 1, 1997, the Required Beginning Date shall be the later of the April 1 of the calendar year following (i) the calendar year in which the Member attains age 70 1/2 or (ii) the calendar year in which the Member retires, except that the Required Beginning Date for a 5-percent owner shall be the April 1 of the calendar year following the calendar year in which such Member attains age 70 1/2.
Any Member, other than a 5-percent owner, attaining age 70 1/2 in years after 1995 who continues in service may elect by April 1 of the calendar year following the calendar year in which the Member attained age 70 1/2 (or by December 31, 1997 in the case of a Member attaining age 70 1/2 in 1996) to defer distributions until the April 1 of the calendar year following the calendar year in which the Member retires. If no such election is made, the Member will begin receiving distributions by the April 1 of the calendar year following the calendar year in which the Member attained age 70 1/2 (or by December 31, 1997 in the case of a Member attaining age 70 1/2 in 1996).
Any Member attaining age 70 1/2 in years prior to 1997 may elect to stop distributions and recommence distributions by the April 1 of the calendar year following the calendar year in which the Member retires. If such election is made, there is a new annuity starting date upon recommencement.

A Member is treated as a 5-percent owner for purposes of this section if such Member is a 5-percent owner as defined in Section 416 of the IRC at any time during the Plan Year ending with or within the calendar year in which such 5-percent owner attains age 70 1/2.
Once distributions have begun to a 5-percent owner under this section, the distributions must continue, even if the Member ceases to be a 5-percent owner in a subsequent year.
(40)	“Retiree” — A former Member who has been retired under Article IV or XII (including one who terminated with a vested benefit and deferred commencement of his Retirement Allowance).
(41)	“Retirement Allowance” — The annual lifetime allowance payable to a Retiree under Articles IV and V.
(42)	“Retirement Date” — The date as of which a Member becomes a Retiree under Article IV or XII.
(43)	“Salary” — An Employer shall adopt, on a uniform basis for its Members and in accordance with the applicable provisions of the IRC and IRS Regulations, one of the following definitions of Salary:
(A)	(1) Regular, basic salary or wage rate as of January 1 of the calendar year or the Member’s date of employment, if later.
(2)	Regular, basic salary or wage rate as of January 1 of the calendar year or the Member’s date of employment, if later, plus overtime payments earned in the immediately preceding calendar year.
(3)	Regular, basic salary or wage rate as of January 1 of the calendar year, or the Member’s date of employment, if later, plus overtime payments and bonuses earned in the immediately preceding calendar year.

(4)	Salary, as defined in Paragraph (1), (2) or (3) of this Subsection (A), plus commissions earned in the immediately preceding calendar year, but not to exceed such amount of commissions as the Employer shall designate.

(5)	Salary, as defined in Paragraph (3) of this Subsection (A), but excluding one or more types of bonus earned in the immediately preceding calendar as is designated by the Employer.
(B)	(1) Regular, basic salary or wage rate as in effect for each month of the calendar year.
(2)	Regular, basic salary or wage rate as in effect for each month of the calendar year, plus overtime payments earned in each such month.
(3)	Regular, basic salary or wage rate as in effect for each month of the calendar year, plus overtime payments and bonuses earned in each such month.

(4)	Salary, as defined in Paragraph (1), (2) or (3) of this Subsection (B), plus commissions earned in the current calendar year, but not to exceed such amount of commissions as the Employer shall designate.
(5)	Salary, as defined in Paragraph (3) of this Subsection (B), but excluding one or more types of bonus earned in each month of the calendar year as is designated by the Employer.
(C)	Total taxable compensation as reported on a Member’s IRS Form W-2 (exclusive of any compensation deferred from a prior year) for the calendar year.
For purposes of the definition of “Salary” under Subsection (B) or Subsection (C) of this Article I (43), Salary shall be deemed to be earned uniformly over each month of Benefit Service during the calendar year.

For purposes of the definition of “Salary,” Special Payments and contributions by the Employer under this or any other plan (other than before-tax contributions made on behalf of a Member to a cafeteria plan under Section 125 of the IRC or, effective for Plan Years beginning on or after January 1, 1998, qualified transportation fringe benefits under Section 132(f) of the IRC unless the Employer specifically elects to exclude such contributions or benefits) shall be excluded. Amounts voluntarily deferred by a Member under Section 401(k) of the IRC shall be included as Salary. If an Employer elects to include commissions in the definition of Salary adopted under this Article I (43), the amount of commissions to be included shall, at the Employer’s option which shall be uniformly applied, be reduced, but not below zero, to an amount by which a fixed dollar amount specified by the Employer exceeds the Member’s Salary excluding commissions. Accordingly, if a Member’s Salary, excluding commissions, equals or exceeds the applicable fixed dollar amount, then no commissions will be included as Salary.

For all purposes of this Article I (43), only a Member’s first $200,000 (adjusted for cost of living in accordance with Section 401(a)(17) of the IRC) of Salary shall be taken into account. Effective July 1, 1994, “Salary,” as otherwise defined above, shall be limited to a Member’s first $150,000 (as adjusted for cost-of-living and otherwise limited or modified in accordance with Section 401(a)(17) of the IRC and applicable IRS rulings and IRS Regulations); provided, however that a Member’s accrued benefit determined in accordance with the Regulations shall not be less than the accrued benefit of such Member determined as of June 30, 1994.
Subject to the IRC, any definition of “Salary” adopted by an Employer under Section (43) of this Article I shall be applied to all years of a Member’s Benefit Service; provided, however, if an Employer so elects, the definition of Salary adopted under this Section (43) shall be applied only to a Member’s years of Benefit Service completed subsequent to the effective date of the Employer’s adoption of such definition of Salary.
(44)	“Service” — Employment with an Employer. A period of employment shall commence or recommence as of the first day the Employee is credited with an Hour of Service. In accordance with DOL Regulations Section 2530.200b-2(b) and (c), Service includes (i) periods of vacation, (ii) periods of layoff, (iii) periods of absence authorized by an employer for sickness, temporary disability or personal reasons, and (iv) if and to the extent required by federal law, service in the Armed Forces of the United States.
In addition to the foregoing in this Section (44), Service shall include employment with other entities required to be aggregated with an Employer under IRC Section 414(b), (c), (m) or (o) and shall include an individual’s employment with an Employer during the period for which such individual is not eligible for membership in the Pentegra DB Plan’s Comprehensive Retirement Program pursuant to Article II, Section 2(B).
(45)	“Special Payments” — Deferred compensation in the year deferred and in the year paid, vacation pay, severance pay, moving expenses, and fringe benefits.

(46)	“Spouse” — Except as otherwise provided by a Qualified Domestic Relations Order, the individual to whom a Member or Retiree was married on the earlier of (i) the date of his death or (ii) the first date of the period for which his Retirement Allowance commences.
(47)	“Straight Life Annuity” — The normal Retirement Allowance elected by the Employer where all payments shall cease and no further amounts shall be due and payable upon the Retiree’s death.
(48)	“Trust” — The Trust established in respect of the Regulations under the Declaration of Trust made as of July 15, 1943, as amended, in which the Regulations are incorporated by reference.
(49)	“Trustee” — The Trustee of the Trust.
(50)	“Vesting Service” — The period of Service counted in determining a Member’s eligibility for early retirement as described in Article III.
(51)	The masculine pronoun wherever used shall include the feminine pronoun.

ARTICLE II PARTICIPATION AND MEMBERSHIP
SECTION 1. EMPLOYER PARTICIPATION
Any federally insured financial institution or other organization serving it may apply to the Board for participation in the Pentegra DB Plan’s Comprehensive Retirement Program if (A) as of its Commencement Date and in accordance with Section 410(b) of the IRC and the IRS Regulations (i) the percentage of Non-highly Compensated Employees who will benefit under the Regulations is at least 70% of the percentage of Highly Compensated Employees who will benefit under the Regulations (excluding such employees as are permitted to be excluded under IRS Regulations), or (ii) the average benefit percentage test (as defined in Section 410(b)(2) of the IRC and the IRS Regulations) will be satisfied with respect to the Employer, and (B) as of its Commencement Date and in accordance with Section 401(a)(26) of the IRC and the IRS Regulations, at least 50 (or, if a lesser number results, 40%) of the Employer’s Employees will benefit under the Pentegra DB Plan. An Employer may, at its option, subject to the provisions of the Regulations and applicable law, adopt different features and provisions (a different basis of participation) for different definable groups of employees, including for employees acquired pursuant to a merger or acquisition. The Employer will be required to demonstrate that this Section 1 and all other applicable IRC and IRS Regulations continue to be satisfied following the adoption of a different basis of participation for separate and definable groups of employees. The applicant shall submit the formal application and all required information, and the Board, in its discretion, shall decide upon admittance and determine the Commencement Date. The Board may, in its discretion and at such times as it may determine, require an affirmative showing by an Employer of its continued compliance with the requirements of Sections 410(b), 401(a)(4), and Section 401(a)(26) of the IRC and IRS Regulations. Should an Employer determine that its basis of participation does not comply with the requirements of Section 410(b), 401(a)(4) or 401(a)(26) of the IRC and IRS Regulations, the Employer shall be permitted to expand membership in the Pentegra DB Plan to satisfy such requirements as long as such amendment complies with applicable law. Initial and continued participation shall be subject to continued compliance with the IRC and IRS Regulations in order that the Pentegra DB Plan be maintained as a trust qualified under Section 401(a) of the IRC. Notwithstanding anything in this Section 1 to the contrary, any Member of the Pentegra DB Plan’s Comprehensive Retirement Program who is transferred to a governmental or quasi-governmental agency serving the financial industry shall continue as a Member of the Pentegra DB Plan’s Comprehensive Retirement Program provided that such Member’s employing agency has adopted the Regulations.

SECTION 2. EMPLOYEE MEMBERSHIP
(A)	Every Employee, except as provided in Subsection (B) of this Section 2, shall be enrolled as a Member of the Pentegra DB Plan’s Comprehensive Retirement Program on the latest of:
(1)	His Employer’s Commencement Date; or
(2)	The first day of the month coincident with or next following the date he is hired by his Employer; or

(3)	The first day of the month coincident with or next following the expiration of any waiting period established with the Pentegra DB Plan by his Employer and made uniformly applicable to its Employees, which period may not extend beyond the later of his completion of one year of Service or attainment of age 21. Such waiting period shall be inapplicable, however, in the cases of restoration and reinstatement of Service described in Article VIII and Article X, Section 2, respectively, except for those Employees who have received a complete distribution of their benefits on account of the withdrawal of their Employer from participation in the Pentegra DB Plan under Article XII or who have elected to transfer their accrued benefits to a qualified successor plan on account of such withdrawal from participation in the Pentegra DB Plan under Article XII; or
(4)	The first day of the month coincident with or next following the date he is no longer ineligible under Subsection (B) of this Section; or

(5)	In the case of an Employer with respect to whom Employees were excluded from eligibility for membership pursuant to Paragraph (1) of Subsection (B) of this Section 2, as in effect on June 30, 1988 (Employees hired on or after attainment of age 60 were ineligible), at such Employer’s option, with respect to any Employee who had attained age 60 prior to being hired and who has an Hour of Service on or after July 1, 1988 the applicable enrollment date otherwise provided under this Subsection (A) and determined without regard to Paragraph (1) of Subsection (B) of this Section 2 as in effect on June 30, 1988.

(B)	An Employee shall not be eligible for membership if he is in one of the following classes for which his Employer has requested, and the Pentegra DB Plan has granted, subject to continuing compliance with applicable provisions of the IRC and ERISA, exclusion:
(1)	Those who are covered by another designated pension plan of their Employer.

(2)	Those who are compensated on an hourly basis — whereby compensation for each pay period (without regard to paid absences) is determined by multiplying the hourly wage rate by the actual number of Hours of Service completed.

(3)	Those who are hired under a written agreement which (i) precludes membership in the Pentegra DB Plan and (ii) provides for a specific period of employment not in excess of one year.

(4)	Those Employees of an entity, designated by the Employer, who were employed by the designated entity immediately prior to the Employer’s acquisition of such entity.

(5)	Those who are hired on or after a date specified by the Employer.

(6)	Those who are Leased Employees.

(7)	Those who are employed at a bona-fide geographical location.

(8)	Those who are flex staff employees, which are defined for these purposes as Employees who are not regular full-time or part-time Employees.
(C)	Every Employee, except as provided in Subsection (D) of this Section 2, shall, as a condition of his employment, agree to become a Member when eligible and shall be enrolled as a Member by his Employer as of the date he becomes eligible. However, no person shall under any circumstances become a Member unless and until his enrollment application is filed with, and accepted by, the Pentegra DB Plan.
(D)	An Employee who is in Service on his Employer’s Commencement Date may elect not to become a Member by filing with the Pentegra DB Plan, within 60 days after he becomes eligible, written notice of such election wherein he waives all present and prospective benefits which he would otherwise have as a Member. An Employee who files such notice shall be excluded from membership upon receipt by the Pentegra DB Plan of such notice. Thereafter, he may become a Member only if he files an enrollment application within five years of the later of such Commencement Date or the date he becomes eligible for membership, and furnishes evidence of good health satisfactory to the Pentegra DB Plan.

(E)	If, on the date a Member is enrolled, his Employer does not expect him to complete at least 1,000 Hours of Service in the next 12 consecutive month period, the Member shall be placed forthwith on inactive membership under Article X, Section 3.
(F)	Membership shall not confer any legal rights upon any Employee or other person against any Employer, nor shall it interfere with the right of any Employer to discharge any Employee.

ARTICLE III SERVICE
SECTION 1. BENEFIT SERVICE
(A)	Benefit Service is the period of Service counted in determining a Member’s benefits (subject to Articles IV and V). It is the sum of Membership Service and Prior Service.
(B)	Membership Service is the years and months of Service rendered by a Member from his Enrollment Date to the date of termination of his membership, which date shall be the date immediately preceding his applicable Retirement Date. Subject to Article X, a Member shall be credited with one month of Membership Service for each calendar month of enrolled membership during which an Hour of Service is credited.
(C)	Prior Service is the years and months of Service rendered by a Member through the day preceding his Employer’s Commencement Date, for which his Employer will allow credit on a uniform basis. At the Employer’s option (by formal adoption) and in a uniform and nondiscriminatory manner, an Employer shall have the right to count, as Prior Service under this Subsection (C), any period of Service not otherwise taken into account pursuant to this Article III.
Notwithstanding the foregoing, an Employer may, with the consent of the Pentegra DB Plan, determine as Prior Service of any Employee a period of his continuous employment with (i) an organization which has been merged or consolidated with, or substantially all the assets of which have been acquired by, the Employer and (ii) the Federal Home Loan Bank Board which preceded employment with such Employer, provided that such determination be uniformly applicable to all continuing Employees who have been employed by such organization and enrolled in the membership of the Pentegra DB Plan.
An Employer may, upon such terms and conditions as the Pentegra DB Plan and the IRS shall approve, provide benefits in respect of any person covered by a prior retirement plan of the Employer which was qualified under Section 401(a) of the IRC and in connection therewith transfer funds from such plan to the Pentegra DB Plan so long as such transferred funds are applied so that each Member affected thereby would receive a benefit immediately after the transfer, if the Pentegra DB Plan then terminated, at least equal to the benefit he would have received upon the termination of the prior plan immediately before such transfer.

SECTION 2. VESTING SERVICE
For purposes of determining an Employee’s eligibility for early retirement under Article IV, Section 2, and subject to any adjustment required by Article X, an Employee will receive credit for the aggregate of all time period(s) commencing with the Employee’s first day of employment or reemployment with an Employer and ending on the date a Break in Service begins, except as otherwise provided in this Section 2. The first day of employment or reemployment is the first day the Employee performs an Hour of Service. An Employee will also receive credit for any Period of Severance of less than 12 consecutive months. Fractional periods of a year will be expressed in terms of days.
If an Employer is a member of an affiliated service group (under IRC Section 414(m)), a controlled group of corporations (under IRC Section 414(b)), or a group of trades or businesses under common control (under IRC Section 414(c)), or any other entity required to be aggregated with the employer pursuant to IRS Section 414(o), Vesting Service will be credited for any employment for any period of time for any other member of such group. Vesting Service will also be credited for any individual required under IRC Section 414(n) or Section 414(o) to be considered an Employee of an employer aggregated under IRC Section 414(b), (c), or (m).
Should an Employer that has never maintained a defined benefit pension plan commence participation in the Pentegra DB Plan, such Employer may elect (by formal adoption) not to grant to its Employees Vesting Service credit for any service preceding the Employer’s Commencement Date, except as required under Article X, Section 2. An Employer’s election not to provide prior Vesting Service credit shall not affect the Employer’s option to provide prior Benefit Service credit under Section 1 of this Article III for such Employees.

ARTICLE IV BASIC BENEFITS
All the benefits described in Articles IV and V are provided on a uniform basis for the Members of an Employer, except as otherwise provided under Article II, Section 1 or under Article V, Section 8.
SECTION 1. NORMAL RETIREMENT
(A)	Any Member who attains age 65 while in Service shall be fully vested and retired on his Normal Retirement Date.
(B)	The annual normal Retirement Allowance payable as of a Member’s Normal Retirement Date shall be determined under the benefit formula elected by the Employer under Article V, Section 1. In the case of a Member who retires after attaining age 65, such Member’s Retirement Allowance shall be the greater of (i) the Member’s Retirement Allowance based on his years of Benefit Service as of his Retirement Date, or (ii) the Member’s Retirement Allowance as of the first day of the month coincident with or next following the later of (x) the Member’s attainment of age 65 or (y) the Member’s Employer’s Commencement Date, increased by the Actuarial Increase Adjustment Factor for benefit formulas defined in Article V, Sections 1(A) through 1(Q).
(C)	In lieu of having his normal Retirement Allowance commence as of his Normal Retirement Date, a Member may elect to have such allowance commence in an increased amount as of the first day of any month subsequent to his Normal Retirement Date but not later than his Required Beginning Date. For benefit formulas defined in Article V, Sections 1(A) through 1(Q), the regular Retirement Allowance of such a Member shall be increased by the Actuarial Increase Adjustment Factor.
SECTION 2. EARLY RETIREMENT
(A)	Any Member whose Service is terminated before attainment of age 65 and who has a nonforfeitable right to all or a portion of the Retirement Allowance provided by his Employer’s contributions may, upon written application filed with the Pentegra DB Plan, be retired as of his Early Retirement Date.
(B)	(i) With respect to the benefit formulas described in Article V, Sections 1(A), 1(B), 1(C), 1(F), 1(J), 1(K), 1(L), 1(M), and 1(N), the annual early Retirement Allowance payable before age 65 shall be equal to a percentage of the annual Retirement Allowance otherwise payable as of the Member’s Normal Retirement Date, calculated on the basis of his Salary (Career Average, High-5 or High-3, whichever is applicable) and the Benefit Service as of his Early Retirement Date.

(ii)	With respect to the benefit formulas described in Article V, Sections 1(D), 1(E), 1(G), 1(H), 1(I), 1(O), 1(P), and 1(Q) the annual early Retirement Allowance payable before age 65 shall be equal to, as adjusted pursuant to the following sentence, a percentage of the annual Retirement Allowance otherwise payable as of the Member’s Normal Retirement Date calculated on the basis of his Salary (Career Average, High-5 or High-3, whichever is applicable) as of his Early Retirement Date and the Benefit Service he would have completed as of his Normal Retirement Date. The amount determined under the preceding sentence shall be multiplied by a fraction, the numerator of which is the actual years and months of Benefit Service the Member has completed as of his Early Retirement Date and the denominator of which is the number of years and months of Benefit Service which the Member would have completed as of his Normal Retirement Date.
(iii)	With respect to the Cash Balance Account formulas described in Article V, Section 1(R), the annual early Retirement Allowance payable before age 65 shall be equal to a percentage of the normal Retirement Allowance amount determined at the Member’s Retirement Date under Article V, Section 2(A).
(iv)	With respect to the Pension Equity Benefit formulas described in Article V, Section 1(S), the annual early Retirement Allowance payable before age 65 shall be equal to a percentage of the normal Retirement Allowance amount determined at the Member’s Retirement Date under Article V, Section 2(A).
(v)	The percentage applied in Subsection (B)(i) through (B)(iv) of this Section 2 shall be further adjusted by the Member’s vesting percentage at early retirement from the following tables, as adopted by his Employer:

TABLE I

Completed Years of	Vesting
Vesting Service	Percentage

Less than 5	0%
5 or more	100%
TABLE II

Completed Years of	Vesting
Vesting Service	Percentage

Less than 2	0%
2	20%
3	40%
4	60%
5	80%
6 or more	100%
TABLE III

Completed Years of	Vesting
Vesting Service	Percentage

Less than 2	0%
2	20%
3	40%
4	60%
5 or more	100%
TABLE IV

Completed Years of	Vesting
Vesting Service	Percentage

Less than 3	0%
3 or more	100%

TABLE V

Completed Years of	Vesting
Vesting Service	Percentage

Less than 3	0%
3	20%
4	40%
5	60%
6	80%
7 or more	100%
(C)	In lieu of having his early Retirement Allowance commence at age 65 under Subsection (B) of this Section 2, a Member may elect to have such allowance commence in an increased amount as of the first day of any month subsequent to his attainment of age 65 but not later than his Required Beginning Date. The regular Retirement Allowance of such a Member shall be increased by the Actuarial Increase Adjustment Factor.
(D)	In lieu of the Retirement Allowance payable at age 65 under Section 1, a Member may elect to have his early Retirement Allowance commence in a reduced amount as of the first day of any month coincident with or subsequent to his Early Retirement Date. Notwithstanding the above, if a Member elects to terminate employment pursuant to Article V, Section 7, such Member may elect to have his early Retirement Allowance commence in a reduced amount as of the first day of any month subsequent to his termination of employment. If a Member so elects, his annual early Retirement Allowance shall be equal to a percentage of his annual early Retirement Allowance otherwise payable under Subsection (B) of this Section 2. Such percentage shall be determined by the Member’s age at commencement of his Retirement Allowance using the factors adopted by his Employer pursuant to Article V, Section 2.
Notwithstanding anything in this Section 2 to the contrary, an Employer may elect to provide that any early Retirement Allowance which commences after a Member’s attainment of age 60 or 62, as designated by the Employer in its election, shall not be reduced because of the commencement of such allowance before the Member’s Normal Retirement Date; provided, however, an Employer may not elect to provide such an unreduced early Retirement Allowance if the Employer has elected to provide any of the normal retirement benefit formulas described in Article V, Section 1(E), (F), (G), (H), (I), (J), (K), (L), (M), (N),(O), (P), (Q), (R), or (S). In the case of an Employer’s election pursuant to this Subsection (D) to provide an unreduced early Retirement Allowance upon a Member’s attainment of age 60 or 62, as designated by the Employer, the early retirement factors adopted by the Employer shall apply to the commencement of the Member’s Retirement Allowance prior to the Member’s attainment of age 60 or 62, as applicable.

(E)	Notwithstanding anything in this Article IV to the contrary, in the case of a Member who has terminated Service with the Employer with a nonforfeitable interest in his Retirement Allowance (as determined in accordance with Article IV, Section 2(B)(iii)) and who is eligible for disability benefits under the Federal Social Security Act, such Member may elect to commence to receive his disability retirement benefits under this Section 2 regardless of the Member’s age at such time. In the event of the payment of such disability retirement benefits as provided in this Subsection (E), such benefits shall be the Equivalent Value of the disabled Member’s early Retirement Allowance as determined by the Pentegra DB Plan in accordance with the IRC, ERISA and applicable governmental regulations to reflect the early commencement of the payment thereof.
(F)	Notwithstanding anything in this Article IV to the contrary, an Employer may, at its option, elect to fully vest the Retirement Allowances of Employees whose employment is terminated pursuant to a corporate transaction as long as such election does not discriminate in favor of Highly Compensated Employees.
(G)	No amendment to an Employer’s vesting schedule shall directly or indirectly deprive a Member of his nonforfeitable rights to benefits accrued to the date of such amendment. In the event that the Employer amends the vesting schedule adopted under this Article IV, or if the Employer’s basis of participation in the Pentegra DB Plan is amended in any way that directly or indirectly affects the computation of a Member’s nonforfeitable benefit (including a change to or from a Top-Heavy vesting schedule), any Member who has completed at least 3 Years of Employment may elect to have his nonforfeitable benefit computed without regard to such amendment under the Pentegra DB Plan (a “Vesting Election”). Any Vesting Election shall be made by notifying the Board in writing within a reasonable period after the adoption of the amendment or change. The election period shall begin on the date such amendment is adopted or deemed to be made, as the case may be, and shall end no earlier than the latest of the following dates: (i) the date which is 60 days after the day such amendment is adopted; (ii) the date which is 60 days after the day such amendment or change becomes effective; or (iii) the date which is 60 days after the day the Member is given written notice of such amendment or change by the Pentegra DB Plan Office. Any such election, once made, shall be irrevocable.

To the extent permitted under the IRC and IRS Regulations, the Employer may, at its option, elect to treat all Members who are eligible to make a Vesting Election as having made such Vesting Election if the vesting schedule resulting from such an election is more favorable than the Vesting Schedule that would apply pursuant to the Plan amendment. Furthermore, subject to the requirements of the applicable Regulations, the Employer may elect to treat all Members, who were employed by the Employer on or before the effective date of the change or amendment, as subject to the prior vesting schedule, provided such prior schedule is more favorable.
SECTION 3. DEATH BENEFITS
(A)	Subject to the provisions of Subsections (B), (G) and (H) of this Section 3, upon the death of a Member who was survived by a Spouse and whose Employer has not elected a Straight Life Annuity as the payment form for the Member’s normal Retirement Allowance, the Equivalent Value of 120 monthly installments of his Retirement Allowance, determined as if he had retired as of the first day of the month during which he died, but not less than his Accumulated Contributions, if any, shall be paid in the form of a life annuity to such Spouse, as Beneficiary, unless such Spouse elects a lump sum or an installment form of payment under Subsection (D) of this Section 3; provided, however, that if such Member’s Spouse had consented in writing to the Member’s designation of a different Beneficiary, such death benefit will be paid to such designated Beneficiary. Any such non-spousal designation may be revoked by the Member without spousal consent at any time prior to the Member’s death. If a Member is not survived by a Spouse, such death benefit will be paid to his designated Beneficiary or, if there is no designated Beneficiary, to the Member’s estate. If the Member was not vested in all or a portion of his Retirement Allowance, no death benefit other than the refund of his Accumulated Contributions, if any, shall be payable.
(B)	Upon the death of a Member who has a nonforfeitable right to all or a portion of his Retirement Allowance and who was survived by a Spouse entitled to receive the death benefit determined under Subsection (A) of this Section 3 or under Article V, Section 4, whichever is applicable, such death benefit shall not be less than the Equivalent Value of one-half of the Option 3 allowance under Article VI, Section 1, as if such Spouse had been designated Contingent Annuitant.

Upon the death of a Member who has a nonforfeitable right to all or a portion of his Retirement Allowance and who was survived by a Spouse not entitled to a death benefit under Subsection (A) of this Section 3 or under Article V, Section 4, due to the Employer’s adoption of a Straight Life Annuity as the payment form for the Member’s normal Retirement Allowance, such spousal death benefit shall be equal to the Equivalent Value of one-half of the Option 3 allowance under Article VI, Section 1, as if such Spouse had been designated Contingent Annuitant.
(C)	Upon the death of a Retiree who died before 120 monthly installments of his Retirement Allowance had been paid and was survived by a Spouse and at the time of his death no optional form of payment under Article VI was in effect, the Commuted Value of such unpaid installments shall be paid in a lump sum to his Spouse as Beneficiary; provided, however, that if such Retiree’s Spouse had consented in writing to the designation of a different Beneficiary, the death benefit will be paid to such designated Beneficiary. Any such non-spousal designation may be revoked by the Retiree without spousal consent at any time prior to the Retiree’s death. If a Retiree is not survived by a Spouse at the time of his death, the death benefit will be paid to his designated Beneficiary or, if there is no designated Beneficiary, to the Retiree’s estate.
Notwithstanding the preceding paragraph, if an Employer elects a Straight Life Annuity as the payment form for the Member’s normal Retirement Allowance, upon the death of a Retiree who was not survived by a Spouse, no death benefit other than a refund of Accumulated Contributions, if any, shall be payable, unless the Employer elects to provide a death benefit prior to commencement of benefit payments equal to the present value of the Member’s Accrued Benefit, or unless an optional form of payment under Article VI was in effect at the time of the Retiree’s death.
(D) (1)	Upon written request filed with the Pentegra DB Plan by the Member or Retiree, or if no such request had been made prior to the time of death, then upon written application filed by the Beneficiary prior to payment of any amount on account of the death of the Member or Retiree, the lump sum payment provided for in Subsection (A), (B) or (C) of this Section 3 may be converted into installments over a period of up to 10 years for a spousal Beneficiary, or over a period of up to 5 years for a non-spousal Beneficiary, computed with interest as specified by the Pentegra DB Plan, and should the Beneficiary die before having received all such installments, the Equivalent Value of the unpaid installments using such interest rate shall be paid in a lump sum to the Beneficiary’s estate.

(2)	If a Member or Retiree dies before distribution of his Retirement Allowance commences, distribution of the Member’s or Retiree’s entire interest shall be completed by December 31 of the calendar year containing the fifth anniversary of the Member’s death except to the extent that an election is made to receive distributions in accordance with (a) or (b) below:
(a)	if any portion of the Member’s interest is payable to a designated Beneficiary, distributions may be made over the life or over a period certain not greater than the life expectancy of the designated Beneficiary commencing on or before December 31 of the calendar year immediately following the calendar year in which the Member died;

(b)	if the designated beneficiary is the Member’s surviving Spouse, the date distributions are required to begin in accordance with (a) above shall not be earlier than the later of (1) December 31 of the calendar year immediately following the calendar year in which the Member died and (2) December 31 of the calendar year in which the Member would have attained age 70 1/2.
If the Member has not made an election pursuant to this Subsection (D) by the time of his or her death, the Member’s designated Beneficiary must elect the method of distribution no later than the earlier of (1) December 31 of the calendar year in which distributions would be required to begin under this section, or (2) December 31 of the calendar year which contains the fifth anniversary of the date of death of the Member. If the Member has no designated Beneficiary, or if the designated Beneficiary does not elect a method of distribution, distribution of the Member’s entire interest must be completed by December 31 of the calendar year containing the fifth anniversary of the Member’s death. For purposes of this paragraph (2), if the Member’s or Retiree’s surviving Spouse dies after the Member or Retiree, but before payments to such Spouse begin, the provisions of this paragraph (2), with the exception of subparagraph (b) thereof, shall be applied as if the surviving Spouse was the Member or Retiree. Notwithstanding the foregoing, to the extent any Retirement Allowance provides for payments after a Retiree’s death, such payments shall be made in accordance with Section 401(a)(9) of the IRC, including the minimum distribution incidental benefit requirements of Section 1.401(a)(9)-2 of the proposed IRS Regulations.

(E)	Special provisions:
(i)	If a Member who has a nonforfeitable right to all or a portion of his Retirement Allowance dies after termination of Service and prior to his Retirement Date, his death benefit shall be determined under Subsection (A) of this Section 3, or Article V, Section 4(A), whichever is applicable. If such a Member dies on or after his Retirement Date, the death benefit shall be determined under Subsection (B) of this Section 3 or Article V, Section 4(B), whichever is applicable.
(ii)	If a disability Retiree dies within 90 days after his separation from active employment, his death benefit, if any, shall be determined under Subsection (A) of this Section 3, or Article V, Section 4(A), whichever is applicable, and shall be reduced (but not below zero) by the sum of any retirement payments made.
(F)	Upon the death of a Retiree whose Retirement Allowance has commenced, any death benefit (if paid in installments) shall be distributed to his Beneficiary at least as rapidly as under the method being used as of the date of the Retiree’s death.
(G)	In lieu of any death benefit otherwise payable under this Section 3, the Beneficiary of a Member who has a vested Cash Balance Account shall be entitled to a death benefit under this paragraph if the Member dies prior to the Member’s Retirement Date. If the Member’s Beneficiary is not his surviving Spouse, payment of the death benefit shall be made in a single lump sum payment equal to the vested Cash Balance Account as soon as practicable after the death of the Member. If the Member’s Beneficiary is his surviving Spouse, payment shall be made as an annuity for the life of the surviving Spouse unless the surviving Spouse elects to receive the vested Cash Balance Account as a lump sum payment. If the death benefit is paid as an annuity, it shall be the actuarial equivalent of the Cash Balance Account using the actuarial equivalent basis, as provided under Article V, Section 1(R)(1). Any other provision of the Pentegra DB Plan’s Regulations notwithstanding, if the value of the Member’s vested Cash Balance Account is not more than $1,000 ($3,500 prior to March 28, 2005) at his date of death, payment of the death benefit, attributable to such vested Cash Balance Account, shall be made to the Beneficiary in a single lump sum payment as soon as practicable.

(H)	In lieu of any death benefit otherwise payable under this Section 3, the Beneficiary of a Member who has a vested Pension Equity Benefit shall be entitled to a death benefit under this paragraph if the Member dies prior to the Member’s Retirement Date. If the Member’s Beneficiary is not his surviving Spouse, payment of the death benefit shall be made in a single lump sum payment equal to the vested Pension Equity Benefit as soon as practicable after the death of the Member. If the Member’s Beneficiary is his surviving Spouse, payment shall be made as an annuity for the life of the surviving Spouse unless the surviving Spouse elects to receive the vested Pension Equity Benefit as a lump sum payment. If the death benefit is paid as an annuity, it shall be the actuarial equivalent of the Pension Equity Benefit using the actuarial equivalent basis, as provided under Article V, Section 1(R)(1). Any other provision of the Pentegra DB Plan’s Regulations notwithstanding, if the value of the Member’s vested Pension Equity Benefit is not more than $1,000 ($3,500 prior to March 28, 2005) at his date of death, payment of the death benefit, attributable to such vested Pension Equity Benefit, shall be made to the Beneficiary in a single lump sum payment as soon as practicable.

(I)	An Employer may at its option elect to provide a death benefit under this Section 3 (subject to the provisions of Subsection (B) of this Section 3) that is equal to either (i) or (ii), whichever is of greater value at time of the Member’s death, (i) the death benefit payable under either Article IV, Section 3(A) or Article V, Section 4(B), if either death benefit is applicable, or (ii) the lump sum value of the Member’s vested Retirement Allowance calculated in accordance with Article VII, Section 2(B). In the case of an Employer that has not requested, or the Pentegra DB Plan has not approved, that a lump sum settlement option be made available, the determination of the lump sum value of the Member’s vested Retirement Allowance (as provided in clause (ii) of the preceding sentence) shall be made as if a lump sum settlement option was made available with respect to such benefit under Article VII, Section 2(B).
SECTION 4. POST-AGE 65 ACCRUALS
Effective July 1, 1988, an Employee who had attained age 65 prior to July 1, 1988 will continue to accrue benefits in accordance with the Regulations. No benefits shall accrue with respect to such Employee’s Service which occurred after the Employee’s attainment of age 65 but prior to July 1, 1988; provided, however, an Employer may elect to provide benefit accruals with respect to such pre-July 1, 1988 Service.

SECTION 5. EFFECT OF SOCIAL SECURITY ACT
Benefits being paid to a Retiree or a Beneficiary may not be decreased by reason of any post-separation Social Security benefit increase or by the increase of the Social Security Wage Base under Title II of the Federal Social Security Act. Benefits in which a former Member has a vested interest may not be decreased by reason of an increase in a benefit level or wage base under Title II of the Federal Social Security Act.
SECTION 6. BENEFIT ACCRUAL FREEZE
Notwithstanding anything in the Pentegra DB Plan’s Regulations to the contrary, if an Employer so elects, no benefits shall accrue on behalf of any Member with respect to such Employer on and after the effective date of such election. No employees of the Employer shall first become eligible to participate in the Pentegra DB Plan on or after the effective date of the election to freeze benefit accruals. In order to implement a freeze of benefit accruals under the Pentegra DB Plan, an Employer must comply with all of the rules and procedures prescribed by the Board and with applicable law.

ARTICLE V BENEFIT FORMULAS AND ADDITIONAL BENEFITS
SECTION 1. NORMAL RETIREMENT BENEFIT FORMULAS
An Employer may provide, on a uniform basis for its Members, one of the following normal retirement benefit formulas:
(A)	Nonintegrated Benefit Formulas

The product of:
(1)	An annual accrual rate equal to any rate not less than .25% and not greater than 3% (determined in .25% (.05% effective on and after June 5, 2004) increments), as designated by the Employer, multiplied by

(2)	The Member’s (a) Career Average Salary, (b) High-5 Salary or (c) High-3 Salary, as designated by the Employer, multiplied by

(3)	The number of years and months of Benefit Service.
(B)	Nonintegrated Benefit Formulas with a Benefit Service Cap

The product of:
(1)	An annual accrual rate equal to any rate not less than .25% and not greater than 3% (determined in .25% (.05% effective on and after June 5, 2004) increments), as designated by the Employer, multiplied by

(2)	The Member’s (a) High-5 Salary or (b) High-3 Salary, as designated by the Employer, multiplied by

(3)	The number of years and months of Benefit Service up to a maximum of 20, 25, 30, 35, 40, 45 or 50 years, as designated by the Employer.

(C)	Partial High-5 or High-3 Salary Benefit Formulas

The greater of (1) or (2):
(1)	The product of:
(i)	An annual accrual rate equal to any rate not less than .25% and not greater than 3% (determined in .25% (.05% effective on and after June 5, 2004) increments), as designated by the Employer, multiplied by

(ii)	The Member’s (a) High-5 Salary or (b) High-3 Salary, as designated by the Employer, multiplied by

(iii)	The number of years and months of Benefit Service, multiplied by

(iv)	Any percentage less than 100% but equal to or greater than 50%, as designated by the Employer.
(2)	The product of:
(i)	An annual accrual rate equal to any rate not less than .25% and not greater than 3% (determined in .25% (.05% effective on and after June 5, 2004) increments), as designated by the Employer under Subsection (C)(1)(i) of this Section 1, multiplied by

(ii)	The Member’s Career Average Salary, multiplied by

(iii)	The number of years and months of Benefit Service.
(D)	Nonintegrated Fixed Percentage Formulas

The product of:
(1)	Any percentage not less than 10% and not greater than 80%, as designated by the Employer, multiplied by

(2)	The Member’s (a) High-5 Salary or (b) High-3 Salary, as designated by the Employer, for each Member who completes a minimum number of years of Benefit Service equal to 25 or 30 years of Benefit Service as of his Normal Retirement Date, as designated by the Employer.
If a Member does not complete the required minimum number of years of Benefit Service as of his Normal Retirement Date, his Retirement Allowance under this Subsection (D) shall be multiplied by a fraction, the numerator of which is the number of years and months of Benefit Service completed as of his Normal Retirement Date and the denominator of which is the required minimum number of years of Benefit Service.

(E)	1.5% Integrated Benefit Formula With Career Average Minimum

The product of:
(1)	1.0% of the Member’s High-5 (or High-3, as designated by the Employer) Salary up to the CCL, plus 1.5% of the Member’s High-5 (or High-3) Salary above the CCL, multiplied by
(2)	The number of years and months of Benefit Service.
(a)	In the event a Member has completed more than 35 years of Benefit Service as of his Normal Retirement Date, the Member’s Retirement Allowance, with respect to such years of Benefit Service in excess of 35, will be equal to 1.5% of the Member’s High-5 (or High-3) Salary, both above and below the CCL. At the Employer’s election, with respect to Benefit Service completed prior to the Employer’s adoption of the integrated benefit formula in this Section 1(E), the Retirement Allowance computed with respect to such Benefit Service shall be determined by applying an annual accrual rate of 1.5% of the Member’s High-5 (or High-3) Salary, both above and below the CCL. In no event will the Member’s normal Retirement Allowance computed under this Section 1(E) be less than the product of:

(b)	1.5%, multiplied by

(c)	The Member’s Career Average Salary, multiplied by

(d)	The number of years and months of Benefit Service.
(F)	2% Integrated Benefit Formula With Career Average Minimum
The product of:
(1)	1.5% of the Member’s High-5 (or High-3, as designated by the Employer) Salary up to the CCL, plus 2.0% of the Member’s High-5 (or High-3) Salary above the CCL, multiplied by

(2)	The number of years and months of Benefit Service.
In the event a Member has completed more than 35 years of Benefit Service as of the date of his termination of employment, the Member’s Retirement Allowance, with respect to such years of Benefit Service in excess of 35, will be equal to 2.0% of the Member’s High-5 (or High-3) Salary, both above and below the CCL. At the Employer’s election, with respect to Benefit Service completed prior to the Employer’s adoption of the integrated benefit formula in this Section 1(F), the Retirement Allowance computed with respect to such Benefit Service shall be determined by applying an annual accrual rate of 2.0% of the Member’s High-5 (or High-3) Salary, both above and below the CCL.

In no event will the Member’s normal Retirement Allowance computed under this Section 1(F) be less than the product of:

(a)	2.0%, multiplied by

(b)	The Member’s Career Average Salary, multiplied by

(c)	The number of years and months of Benefit Service.
(G)	1.5% Integrated Benefit Formula Without Career Average Minimum

The product of:
(1)	1.0% of the Member’s High-5 (or High-3, or, effective on and after March 27, 2006, Career Average, as designated by the Employer) Salary up to the CCL, plus 1.5% of the Member’s High-5 (or High-3 or Career Average, as applicable) Salary above the CCL, multiplied by

(2)	The number of years and months of Benefit Service, up to a maximum, if any, specified by the Employer, of 20, 25, 30 or 35 years; provided that no maximum number of years and months of Benefit Service will apply if the Benefit Formula is based on Career Average Salary. In the event a Member has completed more than 35 years of Benefit Service as of his Normal Retirement Date and the Employer has not specified a maximum number of years of Benefit Service, or a maximum number of years of Benefit Service does not apply, the Member’s Retirement Allowance, with respect to Benefit Service in excess of 35 years, will be equal to 1.5% of the Member’s High-5 (or High-3 or, if Career Average Salary is used in the formula above, Career Average) Salary, both above and below the CCL. At the Employer’s election, with respect to Benefit Service completed prior to the Employer’s adoption of the integrated benefit formula in this Section 1(G), the Retirement Allowance computed with respect to such Benefit Service shall be determined by applying an annual accrual rate of 1.5% of the Member’s High-5 Salary (or High-3) Salary or, if Career Average Salary is used in the formula above, Career Average Salary)), both above and below the CCL.
(H)	1.75% Integrated Benefit Formula Without Career Average Minimum

The product of:
(1)	1.25% of the Member’s High-5 (or High-3, or, effective on and after March 27, 2006, Career Average, as designated by the Employer) Salary up to the CCL, plus 1.75% of the Member’s High-5 (or High-3 or Career Average, as applicable) Salary above the CCL, multiplied by

(2)	The number of years and months of Benefit Service, up to a maximum, if any, specified by the Employer, of 20, 25, 30 or 35 years; provided that no maximum number of years and months of Benefit Service will apply if the Benefit Formula is based on Career Average Salary. In the event a Member has completed more than 35 years of Benefit Service as of his Normal Retirement Date and the Employer has not specified a maximum number of years of Benefit Service, or a maximum number of years of Benefit Service does not apply, the Member’s Retirement Allowance, with respect to Benefit Service in excess of 35 years, will be equal to 1.75% of the Member’s High-5 (or High-3 or, if Career Average Salary is used in the formula above, Career Average) Salary, both above and below the CCL. At the Employer’s election, with respect to Benefit Service completed prior to the Employer’s adoption of the integrated benefit formula provided in this Section 1(H), the Retirement Allowance computed with respect to such Benefit Service shall be determined by applying an annual accrual rate of 1.75% of the Member’s High-5 Salary (or High-3 Salary or, if Career Average Salary is used in the formula above, Career Average Salary), both above and below the CCL.

(I)	1.85% Integrated Benefit Formula Without Career Average Minimum

The product of:
(1)	1.25% of the Member’s High-5 (or High-3, or, effective on and after March 27, 2006, Career Average, as designated by the Employer) Salary up to the CCL, plus 1.85% of the Member’s High-5 (or High-3 or Career Average, as applicable) Salary above the CCL, multiplied by
(2)	The number of years and months of Benefit Service, up to a maximum, if any, specified by the Employer, of 20, 25, 30 or 35 years; provided that no maximum number of years and months of Benefit Service will apply if the Benefit Formula is based on Career Average Salary. In the event a Member has completed more than 35 years of Benefit Service as of his Normal Retirement Date and the Employer has not specified a maximum number of years of Benefit Service, or a maximum number of years of Benefit Service does not apply, the Member’s Retirement Allowance, with respect to Benefit Service in excess of 35 years, will be equal to 1.85% of the Member’s High-5 (or High-3 or, if Career Average Salary is used in the formula above, Career Average) Salary, both above and below the CCL. At the Employer’s election, with respect to Benefit Service completed prior to the Employer’s adoption of the integrated benefit formula provided in this Section 1(I), the Retirement Allowance computed with respect to such Benefit Service shall be determined by applying an annual accrual rate of 1.85% of the Member’s High-5 Salary (or High-3 Salary or, if Career Average Salary is used in the formula above, Career Average Salary), both above and below the CCL.
(J)	2% Integrated Benefit Formula Without Career Average Minimum
The product of:
(1)	1.5% of the Member’s High-5 (or High-3, or, effective on and after March 27, 2006, Career Average, as designated by the Employer) Salary up to the CCL, plus 2.0% of the Member’s High-5 (or High-3 or Career Average, as applicable) Salary above the CCL, multiplied by

(2)	The number of years and months of Benefit Service, up to a maximum, if any, specified by the Employer, of 20, 25, 30 or 35 years; provided that no maximum number of years and months of Benefit Service will apply if the Benefit Formula is based on Career Average Salary. In the event a Member has completed more than 35 years of Benefit Service as of the date of his termination of employment and the Employer has not specified a maximum number of years of Benefit Service, or a maximum number of years of Benefit Service does not apply, the Member’s Retirement Allowance, with respect to Benefit Service in excess of 35 years, will be equal to 2.0% of the Member’s High-5 (or High-3 or, if Career Average Salary is used in the formula above, Career Average) Salary, both above and below the CCL. At the Employer’s election, with respect to Benefit Service completed prior to the Employer’s adoption of the integrated benefit formula in this Section 1(J), the Retirement Allowance computed with respect to such Benefit Service shall be determined by applying an annual accrual rate of 2.0% of the Member’s High-5 Salary (or High-3 Salary or, if Career Average Salary is used in the formula above, Career Average Salary), both above and below the CCL.
(K)	2.25% Integrated Benefit Formula Without Career Average Minimum
The product of:
(1)	1.75% of the Member’s High-5 (or High-3, or, effective on and after March 27, 2006, Career Average, as designated by the Employer) Salary up to the CCL, plus 2.25% of the Member’s High-5 (or High-3 or Career Average, as applicable) Salary above the CCL, multiplied by
(2)	The number of years and months of Benefit Service, up to a maximum, if any, specified by the Employer, of 20, 25, 30 or 35 years; provided that no maximum number of years and months of Benefit Service will apply if the Benefit Formula is based on Career Average Salary. In the event a Member has completed more than 35 years of Benefit Service as of his Normal Retirement Date and the Employer has not specified a maximum number of years of Benefit Service, or a maximum number of years of Benefit Service does not apply, the Member’s Retirement Allowance, with respect to Benefit Service in excess of 35 years, will be equal to 2.25% of the Member’s High-5 (or High-3 or, if Career Average Salary is used in the formula above, Career Average) Salary, both above and below the CCL. At the Employer’s election, with respect to Benefit Service completed prior to the Employer’s adoption of the integrated benefit formula provided in this Section 1(K), the Retirement Allowance computed with respect to such Benefit Service shall be determined by applying an annual accrual rate of 2.25% of the Member’s High-5 Salary (or High-3 Salary or, if Career Average Salary is used in the formula above, Career Average Salary), both above and below the CCL.

(L)	2.5% Integrated Benefit Formula Without Career Average Minimum

The product of:
(1)	2.0% of the Member’s High-5 (or High-3, or, effective on and after March 27, 2006, Career Average, as designated by the Employer) Salary up to the CCL, plus 2.5% of the Member’s High-5 (or High-3 or Career Average, as applicable) Salary above the CCL, multiplied by
(2)	The number of years and months of Benefit Service, up to a maximum, if any, specified by the Employer, of 20, 25, 30 or 35 years; provided that no maximum number of years and months of Benefit Service will apply if the Benefit Formula is based on Career Average Salary. In the event a Member has completed more than 35 years of Benefit Service as of his Normal Retirement Date and the Employer has not specified a maximum number of years of Benefit Service, or a maximum number of years of Benefit Service does not apply, the Member’s Retirement Allowance, with respect to Benefit Service in excess of 35 years, will be equal to 2.5% of the Member’s High-5 (or High-3 or, if Career Average Salary is used in the formula above, Career Average) Salary, both above and below the CCL. At the Employer’s election, with respect to Benefit Service completed prior to the Employer’s adoption of the integrated benefit formula provided in this Section 1(L), the Retirement Allowance computed with respect to such Benefit Service shall be determined by applying an annual accrual rate of 2.5% of the Member’s High-5 Salary (or High-3 Salary or, if Career Average Salary is used in the formula above, Career Average Salary), both above and below the CCL.
(M)	2.75% Integrated Benefit Formula Without Career Average Minimum

The product of:
(1)	2.25% of the Member’s High-5 (or High-3, or, effective on and after March 27, 2006, Career Average, as designated by the Employer) Salary up to the CCL, plus 2.75% of the Member’s High-5 (or High-3 or Career Average, as applicable) Salary above the CCL, multiplied by

(2)	The number of years and months of Benefit Service, up to a maximum, if any, specified by the Employer, of 20, 25, 30 or 35 years; provided that no maximum number of years and months of Benefit Service will apply if the Benefit Formula is based on Career Average Salary. In the event a Member has completed more than 35 years of Benefit Service as of his Normal Retirement Date and the Employer has not specified a maximum number of years of Benefit Service, or a maximum number of years of Benefit Service does not apply, the Member’s Retirement Allowance, with respect to Benefit Service in excess of 35 years, will be equal to 2.75% of the Member’s High-5 (or High-3 or, if Career Average Salary is used in the formula above, Career Average) Salary, both above and below the CCL. At the Employer’s election, with respect to Benefit Service completed prior to the Employer’s adoption of the integrated benefit formula provided in this Section 1(M), the Retirement Allowance computed with respect to such Benefit Service shall be determined by applying an annual accrual rate of 2.75% of the Member’s High-5 Salary (or High-3 Salary or, if Career Average Salary is used in the formula above, Career Average Salary), both above and below the CCL.
(N)	3% Integrated Benefit Formula Without Career Average Minimum
The product of:
(1)	2.5% of the Member’s High-5 (or High-3, or, effective on and after March 27, 2006, Career Average, as designated by the Employer) Salary up to the CCL, plus 3.0% of the Member’s High-5 (or High-3 or Career Average, as applicable) Salary above the CCL, multiplied by
(2)	The number of years and months of Benefit Service, up to a maximum, if any, specified by the Employer, of 20, 25, 30 or 35 years; provided that no maximum number of years and months of Benefit Service will apply if the Benefit Formula is based on Career Average Salary. In the event a Member has completed more than 35 years of Benefit Service as of his Normal Retirement Date and the Employer has not specified a maximum number of years of Benefit Service, or a maximum number of years of Benefit Service does not apply, the Member’s Retirement Allowance, with respect to Benefit Service in excess of 35 years, will be equal to 3% of the Member’s High-5 (or High-3 or, if Career Average Salary is used in the formula above, Career Average) Salary, both above and below the CCL. At the Employer’s election, with respect to Benefit Service completed prior to the Employer’s adoption of the integrated benefit formula provided in this Section 1(N), the Retirement Allowance computed with respect to such Benefit Service shall be determined by applying an annual accrual rate of 3.0% of the Member’s High-5 Salary (or High-3 Salary or, if Career Average Salary is used in the formula above, Career Average Salary), both above and below the CCL.

(O)	Integrated Fixed Percentage Formulas with 25 Years of Benefit Service Requirement
The product of:
(1)	Any percentage commencing with 25% and not exceeding 62.5% (in increments of 6.25%), as designated by the Employer, of the Member’s High-5 (or High-3, as designated by the Employer) Salary up to the CCL, plus
(2)	The sum of (i) the percentage designated in paragraph (1) of this Subsection (O) and (ii) 12.5% multiplied by the Member’s High-5 (or High-3) Salary above the CCL, for each Member who completes 25 years of Benefit Service as of his Normal Retirement Date.
If a Member does not complete 25 years of Benefit Service as of his Normal Retirement Date, his Retirement Allowance under this Section 1(O) shall be multiplied by a fraction, the numerator of which is the number of years and months of Benefit Service completed as of his Normal Retirement Date and the denominator of which is 25.
(P)	Integrated Fixed Percentage Formulas with 30 Years of Benefit Service Requirement
The product of:
(1)	Any percentage commencing with 30% and not exceeding 75% (in increments of 7.5%), as designated by the Employer, of the Member’s High-5 (or High-3, as designated by the Employer) Salary up to the CCL, plus
(2)	The sum of (i) the percentage designated in paragraph (1) of this Subsection (P) and (ii) 15% multiplied by the Member’s High-5 (or High-3) Salary above the CCL, for each Member who completes 30 years of Benefit Service as of his Normal Retirement Date.
If a Member does not complete 30 years of Benefit Service as of his Normal Retirement Date his Retirement Allowance under this Section 1(P) shall be multiplied by a fraction, the numerator of which is the number of years and months of Benefit Service completed as of his Normal Retirement Date and the denominator of which is 30.

(Q)	Integrated Fixed Percentage Formulas with 35 Years of Benefit Service Requirement

The product of:
(1)	Any percentage commencing with 35% and not exceeding 82.5% as designated by the Employer of the Member’s High-5 (or High-3, as designated by the Employer) Salary up to the CCL,
(2)	The sum of (i) the percentage designated in paragraph (1) of this Subsection (Q) and (ii) 17.5% multiplied by the Member’s High-5 (or High-3) Salary above the CCL for each Member who completes 35 years of Benefit Service as of his Normal Retirement Date.
If a Member does not complete 35 years of Benefit Service as of his Normal Retirement Date, his Retirement Allowance under this Section 1(Q) shall be multiplied by a fraction, the numerator of which is the number of years and months of Benefit Service completed as of his Normal Retirement Date and the denominator of which is 35.
(R)	Cash Balance Accounts
(1)	In lieu of the benefits provided under any other Section of this Subsection 1, an Employer may elect to provide, for its eligible Members, benefits under this Section 1(R). A Member’s accrued benefit under this Section 1(R) shall be his Cash Balance Account calculated hereunder with hypothetical interest allocations to normal retirement age and then converted to the normal Retirement Allowance, but subject to the additional and minimum benefit provisions of (3) below. The Cash Balance Account is not an actual account to which Pentegra DB Plan assets and investment income are allocated. A Member’s Cash Balance Account balance shall be credited with interest at the rate specified in Subsection (2)(iv) to the Member’s Retirement Date. The normal Retirement Allowance at the Member’s normal retirement age shall be computed using the following actuarial basis:
(i)	For Employers that offer a lump sum payment option under the Pentegra DB Plan, the “applicable mortality table” under Section 417(e)(3)(A)(ii)(I) of the IRC and the interest rate which shall be the yield on 30-year Treasury Constant Maturities (or such other analogous rate prescribed by the IRS); or

(ii)	for Employers that do not offer a lump sum payment option under the Pentegra DB Plan, the George B. Buck 1989 unisex mortality table and eight (8%) percent interest.
No employee contributions shall be required or allowed to a Cash Balance Account.
(2)	A Member’s Cash Balance Account consists of the sum of the following hypothetical credits: a “Basic Employer Allocation,” a “Supplemental Employer Allocation” (if any), an “Initial Employer Allocation” (if any) and an “Interest Allocation” credited on the Cash Balance Account balance. These hypothetical allocations are determined as follows:
(i)	Basic Employer Allocation. For each calendar year in which the Member has Salary, his Cash Balance Account shall receive, as of the last day of the calendar year, an allocation equal to the product of Salary and a percentage determined under one of the schedules enumerated below, as designated by the Employer,
(a)	Uniform Allocation Percentage. Any percentage between 4% and 15% (determined in 0.5% increments), as designated by the Employer.

(b)	Graded Allocation Percentage Depending on Attained Age with Increases of 1%. An initial percentage of 3% or more (in increments of 1%), as designated by the Employer, for ages 0 to 29, increasing by 1% for each “n” year age group thereafter but with no further increase after age 60. “n” may be 5 or 10 years as designated by the Employer. The attained age for this purpose will be determined as the Member’s age on his birthday in the year.

(c)	Graded Allocation Percentage Depending on Attained Age with Increases of 2%. An initial percentage of 6% or more (in increments of 1%), as designated by the Employer, for ages 0 to 29, increasing by 2% for each 10 year age group thereafter but with no further increase after age 60. The attained age for this purpose will be determined as the Member’s age on his birthday in the year.

(d)	Graded Allocation Percentage Depending on Attained Age with Increases of 1%/2%. An initial percentage of 4% or more (in increments of 1%), as designated by the Employer, for ages 0 to 29, increasing by 1% for each of the next four 5-year age groups and by 2% for each 10-year age group thereafter but with no further increase after age 60. The attained age for this purpose will be determined as the Member’s age on his birthday in the year.

(e)	Graded Allocation Percentage Depending on Years of Benefit Service, with Increases of 1%. An initial percentage of 3% or more (in increments of 1%), as designated by the Employer, for the first “n” years of Benefit Service, increasing by 1% for each “n” years thereafter but with no further allocation after the “m“th year of Benefit Service. “n” may be 5 or 10 years, and “m” may be 20, 25, 30, 35, 40 or unlimited years of Benefit Service, both “n” and “m” as designated by the Employer.

(f)	Graded Allocation Percentage Depending on Years of Benefit Service, with Increases of 2%. An initial percentage of 6% or more (in increments of 1%), as designated by the Employer, for the first 10 Years of Benefit Service, increasing by 2% for each “n” years thereafter but with no further allocation after the “m“th year of Benefit Service. “n” may be 5 or 10 years and “m” may be 20, 25, 30, 35, 40 or unlimited years of Benefit Service, as designated by the Employer.

(g)	Graded Allocation Percentage Depending on Years of Benefit Service with Increases of 1%/2%. An initial percentage of 4% or more (in increments of 1%), as designated by the Employer, for the first 5 Years of Benefit Service, increasing by 1% for each 5 years thereafter up to 20 years of Benefit Service, and increasing by 2% for each 10 years thereafter, but with no further allocation after the “m“th year of Benefit Service. “m” may be 20, 25, 30, 35, or 40 or unlimited years of Benefit Service, as designated by the Employer.

(h)	Graded Allocation Percentage Depending on Age-Service Points, with Increases of 1%. An initial percentage of 3% or more (in increments of 1%), as designated by the Employer, for any year in which the Member’s points total 29 or less, plus 1% for each additional 10 points, up to a maximum of “m” points. A Member’s points in a Plan Year shall be the sum of his age on his birthday in the year plus his whole years of Benefit Service as of the end of the year. “m” may be 60, 70, 80, 90 or 100, as designated by the Employer.

(i)	Graded Allocation Percentage Depending on Age-Service Points, with Increases of 2%. An initial percentage of 6% or more (in increments of 1%), as designated by the Employer, for any year in which the Member’s points total 29 or less, plus 2% for each additional 10 points up to a maximum of “m” points. A Member’s points in a Plan Year shall be the sum of his age on his birthday in the year plus his whole years of Benefit Service as of the end of the year. “m” may be 60, 70, 80, 90 or 100, as designated by the Employer.

(j)	Graded Allocation Percentage Depending on Age-Service Points, with Increases of 1%/2%. An initial percentage of 4% or more (in increments of 1%), as designated by the Employer, for any year in which the Member’s points total 29 or less, plus 1% for each additional 10 points up to a total of 69 points, plus 2% for each additional 10 points up to a maximum of “m” points. A Member’s points in a Plan Year shall be the sum of his age on his birthday in the year plus his whole years of Benefit Service as of the end of the year. “m” may be 60, 70, 80, 90 or 100, as designated by the Employer.

(ii)	Supplemental Employer Allocation. For each Plan Year in which the Member has Salary in excess of the taxable wage base (as defined for purposes of the Old Age Survivor Disability Insurance portion of the Federal Insurance Contribution Act tax) for such year, his Cash Balance Account shall receive, as of the last day of the Plan Year, an additional 0% to 3% (in increments of 0.5%), as designated by the Employer, of the Member’s Salary in excess of the taxable wage base in the year, (provided the percentage chosen does not cause the Pentegra DB Plan to violate the backloading rules in Section 411(b) of the IRC for any actual or potential Member).
(iii)	Initial Employer Allocation. If the Employer so elects, each Member who accrued a retirement benefit under the Pentegra DB Plan at the date on which the Cash Balance Account becomes effective shall have his Cash Balance Account credited with an initial employer allocation equal to the actuarial equivalent lump sum present value of his accrued benefit under the Pentegra DB Plan, reduced by the value of any Employee contributions, with such accrued benefit measured by the Member’s normal Retirement Allowance commencing at his Normal Retirement Date under the Pentegra DB Plan. The initial employer allocation shall be credited to the Member’s Cash Balance Account on the first day of the first month in which his Employer elects to participate in this Cash Balance Account. For the purpose of this subparagraph, actuarial equivalent shall be based upon the actuarial equivalent basis as designated by the Employer.
(iv)	Interest Allocation. Each plan month beginning after the Employer elects to participate in the Cash Balance Account and prior to the date the Member commences distribution under the Pentegra DB Plan, a Member’s Cash Balance Account shall receive an Interest Allocation calculated as set forth below.
(a)	The annual interest rate used for a calendar year shall be determined as of the end of the prior calendar year and shall be one of the following, as designated by the Employer, or 4% if greater.

(1)	The discount rate on 3-month Treasury Bills with a margin of an additional amount of 0 to 175 basis points (in 25 basis point increments), as designated by the Employer.

(2)	The discount rate on 6-month or 12-month Treasury Bills with a margin of an additional amount of 0 to 150 basis points (in 25 basis point increments), both as designated by the Employer.

(3)	The yield on 1-year Treasury Constant Maturities with a margin of an additional amount of 0 to 100 basis points (in 25 basis point increments), as designated by the Employer.

(4)	The yield on 2-year or 3-year Treasury Constant Maturities with a margin of an additional amount of 0 to 50 basis points (in 25 basis point increments), both as designated by the Employer.

(5)	The yield on 5-year or 7-year Treasury Constant Maturities with a margin of an additional amount of 0 or 25 basis points, both as designated by the Employer.

(6)	The yield on 10-year or longer Treasury Constant Maturities as designated by the Employer.

(7)	The change in the annual rate of the Consumer Price Index from the preceding year with a margin of an additional amount of 0 to 3% (in 0.5% increments), as designated by the Employer.
(b)	Interest will be credited monthly as of the last business day of each month. Each Member’s Cash Balance Account will be increased by the monthly interest equivalent of the annual interest rate selected above.

(3)	Additional and Minimum Benefits. A Member whose Employer does not elect to make an Initial Employer Allocation under (2)(iii) above shall have his accrued benefit increased by his accrued benefit immediately prior to the date on which the Cash Balance Account becomes effective, such additional accrued benefit being payable pursuant to the terms of his Employer’s agreement under the Pentegra DB Plan in effect on said date. A Member whose Employer makes an Initial Employer Allocation under (2)(iii) shall be entitled to an accrued benefit at least equal to his accrued benefit immediately prior to the date on which the Cash Balance Account becomes effective, such benefit being paid pursuant to the terms of his Employer’s agreement under the Pentegra DB Plan in effect on said date.

(4)	Special Transition Benefit. Provided that the Special Transition Benefit does not cause the plan to discriminate in favor of Highly Compensated Employees, the Employer may designate some or all of its Employees on the date the Cash Balance Account becomes effective to (i) continue to accrue benefits under the prior plan arrangement of the Employer for a designated period of time, (ii) provide an enhanced basis for determining the Initial Employer Allocation, or (iii) provide additional pay credits based upon a percentage of pay or based upon a percentage of pay for each year of Benefit Service.
(S)	Pension Equity Benefit
(1)	In lieu of the benefits provided under any other Section of this Section 1, an Employer may elect to provide, on a uniform basis for its Members, benefits under this Section 1(S). A Member’s accrued benefit under this Section 1(S) shall be his Pension Equity Benefit calculated hereunder, and then converted to the Member’s normal Retirement Allowance, but subject to the additional and minimum benefit provisions of (3) below. The normal Retirement Allowance at normal retirement age shall be computed on the basis in Article V, Section 1(R)(1). No employee contributions shall be required or allowed in determining the amount of a Pension Equity Benefit.

(2)	A Member’s Pension Equity Benefit consists of the sum of a “Basic Employer Benefit,” a “Supplemental Employer Benefit” (if any) and an “Initial Employer Benefit” (if any). These benefits are determined as follows:
(i)	Basic Employer Benefit. The Member’s High-5 Salary or High-3 Salary, as designated by the Employer, multiplied by the aggregate of the Member’s core percentages determined, for each year of Benefit Service of the Member, under one of the schedules below, as designated by the Employer.

(a)	Uniform Core Percentage. Any percentage between 5% and 20% (determined in 0.25% increments), as designated by the Employer.

(b)	Graded Core Percentage Depending on Attained Age with Increases of 1%. An initial percentage of 3% or more (in increments of 1%), as designated by the Employer, for ages 0 to 29, increasing by 1% for each “n” year age group thereafter but with no further increase after age 60. “n” may be 5 or 10 years as designated by the Employer. The attained age for this purpose will be determined as the Member’s age on his birthday in the year.

(c)	Graded Core Percentage Depending on Attained Age with Increases of 2%. An initial percentage of 6% or more (in increments of 1%), as designated by the Employer, for ages 0 to 29, increasing by 2% for each 10 year age group thereafter but with no further increase after age 60. The attained age for this purpose will be determined as the Member’s age on his birthday in the year.

(d)	Graded Core Percentage Depending on Attained Age with Increases of 1%/2%. An initial percentage of 4% or more (in increments of 1%), as designated by the Employer, for ages 0 to 29, increasing by 1% for each of the next four 5-year age groups and by 2% for each 10-year age group thereafter but with no further increase after age 60. The attained age for this purpose will be determined as the Member’s age on his birthday in the year.

(e)	Graded Core Percentage Depending on Years of Service with Increases of 1%. An initial percentage of 3% or more (in increments of 1%), as designated by the Employer, for the first “n” years of Benefit Service, increasing by 1% for each “n” years thereafter but with no further allocation after the “m”th year of Benefit Service. “n” may be 5 or 10 years, and “m” shall be 20, 25, 30, 35, 40 or unlimited years of Benefit Service, both “n” and “m” as designated by the Employer.

(f)	Graded Core Percentage Depending on Years of Service, with Increases of 2%. An initial percentage of 6% or more (in increments of 1%), as designated by the Employer, for the first 10 years of Benefit Service, increasing by 2% for each 10 years thereafter but with no further allocation after the “m“th year of Benefit Service. “m” shall be 20, 25, 30, 35, 40 or unlimited years of Benefit Service, as designated by the Employer.

(g)	Graded Core Percentage Depending on Years of Service, with Increases of 1%/2%. An initial percentage of 4% or more (in increments of 1%), as designated by the Employer, for the first 5 years of Benefit Service, increasing by 1% for each 5 years thereafter up to 20 years of Benefit Service, and increasing by 2% for each 10 years thereafter, but with no further allocation after the “m“th year of Benefit Service. “m” shall be 20, 25, 30, 35, 40 or unlimited years of Benefit Service, as designated by the Employer.

(h)	Graded Core Percentage Depending on Age-Service Points, with Increases of 1%. An initial percentage of 3% or more (in increments of 1%), as designated by the Employer, for any year in which the Member’s points total 29 or less, plus 1% for each additional 10 points, up to a maximum of “m” points. A Member’s points in a Plan Year shall be the sum of his age on his birthday in the year plus his whole years of Benefit Service as of the end of the year. “m” shall be 60, 70, 80, 90 or 100, as designated by the Employer.

(i)	Graded Core Percentage Depending on Age-Service Points, with Increases of 2%. An initial percentage of 6% or more (in increments of 1%), as designated by the Employer, for any year in which the Member’s points total 29 or less, plus 2% for each additional 10 points. A Member’s points in a Plan Year shall be the sum of his age on his birthday in the year plus his whole years of Benefit Service as of the end of the year. “m” shall be 60, 70, 80, 90 or 100, as designated by the Employer.

(j)	Graded Core Percentage Depending on Age-Service Points, with Increases of 1%/2%. An initial percentage of 4% or more (in increments of 1.0%), as designated by the Employer, for any year in which the Member’s points total 29 or less, plus 1% for each additional 10 points up to a total of 69 points, plus 2% for each additional 10 points. A Member’s points in a Plan Year shall be the sum of his age on his birthday in the year plus his whole years of Benefit Service as of the end of the year. “m” shall be 60, 70, 80, 90 or 100, as designated by the Employer.
(ii)	Supplemental Employer Benefit. The excess of the Member’s High-5 Salary or High-3 Salary, as designated by the Employer under (2)(i) above, over the Member’s CCL multiplied by the Member’s Excess Percentage. The Member’s Excess Percentage shall be calculated as 0% to 3% (in increments of 0.5%), as designated by the Employer (provided the percentage chosen does not cause the Pentegra DB Plan to violate the backloading rules of IRC Section 411(b) for any actual or potential Member), for each year of Benefit Service of the Member.

(iii)	Initial Employer Benefit. If the Employer so elects, each Member who accrued a retirement benefit under the Pentegra DB Plan at the date on which the Pension Equity Benefit becomes effective shall have the aggregate of his Core Percentages and the aggregate of his Supplemental Percentages increased to reflect what the percentages would have been had the Pension Equity Benefit been in effect during all the Member’s years of Benefit Service.
(3)	Additional and Minimum Benefits. A Member whose Employer does not elect to make an initial employer benefit allocation under (2)(iii) above shall have his accrued benefit increased by his accrued benefit immediately prior to the date on which the Pension Equity Benefit becomes effective, such additional accrued benefit being payable pursuant to the terms of his Employer’s agreement under the plan on said date. A Member whose Employer makes an initial employer benefit allocation under (2)(iii) shall be entitled to an accrued benefit at least equal to his accrued benefit immediately prior to the date on which the Pension Equity Benefit becomes effective, such benefit being paid pursuant to the terms of his Employer’s agreement under the Pentegra DB Plan in effect on said date.

(4)	Special Transition Benefit. Provided that the Special Transition Benefit does not cause the Pentegra DB Plan to discriminate in favor of Highly Compensated Employees, the Employer may designate some or all of its Employees on the date the Pension Equity Benefit becomes effective to continue to accrue benefits under the prior plan arrangement of the Employer under the Pentegra DB Plan for a designated period of time.
For an Employer which had elected an integrated benefit formula prior to July 1, 1989, and which elects any of the integrated benefit formulas described in Subsection (E), (F), (G), (H), (I), (J), (K), (L), (M), (N), (O), (P), or (Q) of this Section 1, if a Member’s Retirement Allowance determined under the prior integration formula as of June 30, 1989 exceeds the Member’s Retirement Allowance determined under the applicable integration formula described in Subsection (E), (F), (G), (H), (I), (J), (K), (L), (M), (N), (O), (P), or (Q), then the higher Retirement Allowance will be payable.
Notwithstanding anything in this Section 1 to the contrary, in no event may an Employer’s election to provide any of the benefit formulas described in this Section 1 reduce a Member’s accrued benefit below the amount of such accrued benefit determined as of the day immediately preceding the effective date for the Employer’s election of such a benefit formula under this Section 1. In addition, a Member’s Retirement Allowance determined under the applicable integration formula described in Subsection (E), (F), (G), (H), (I), (J), (K), (L), (M), (N), (O), (P), (Q), and (S) shall conform to the cumulative permitted disparity limit and the annual overall permitted disparity limit as provided under the IRS Regulations.
Should an Employer elect a benefit formula under this Section 1 which provides that its Member’s Retirement Allowance will be calculated based upon Career Average Salary, the Employer may, at its option, elect to recalculate the Member’s Salary under the Pentegra DB Plan based upon the Member’s High-5 Salary or High-3 Salary, as designated by the Employer, for Benefit Service accrued to the effective date of such amendment, provided that in no event shall the Member’s recalculated benefit be less than the benefit calculated based upon the Member’s Career Average Salary for the benefit accrued to the date of such amendment.

SECTION 2. EARLY RETIREMENT FACTORS
(A)	An Employer shall designate early retirement factors to determine a Member’s early retirement benefits or the Employer shall adopt one of the early retirement factor tables (with interpolation made to the nearest month) provided in Appendix E and attached hereto, except that if the Employer has adopted either the Cash Balance Account or the Pension Equity Benefit, the early retirement benefits shall be determined in accordance with the following paragraph.

A Retiree’s Cash Balance Account or Pension Equity Benefit shall be paid in accordance with the normal Retirement Allowance designated by the Employer based upon the actuarial equivalent basis provided in Article V, Section 1(R)(1).

If a Retiree is married at the time his Retirement Allowance commences under this Section, the Equivalent Value of his Retirement Allowance shall be paid as a qualified joint and survivor annuity with his spouse as Contingent Annuitant under Option 2 or 3 of Section 1 of Article VI as designated by the Retiree, unless such Spouse consents in writing to permit the Retiree to elect a different form of allowance. If a Retiree is not married at the time his Retirement Allowance commences, his Retirement Allowance shall be paid under the plan’s normal form of payment unless an optional form of allowance as described in Section 1 of Article VI is elected by the Retiree. Where an Employer has adopted a lump sum payment option and a Member elects to receive his Retirement Allowance attributable to his Cash Balance Account in the form of a lump sum payment, such payment shall be equal to the Retiree’s Cash Balance Account balance. Notwithstanding, in the event that the annual interest rate elected by the Employer under Article V, Section (1)(R)(2)(iv) falls below 4% in the year of the distribution, a Member shall be entitled to the greater of (1) his Cash Balance Account balance and, (2) the lump sum calculated by projecting his Cash Balance Account balance with a 4% interest to the Member’s Normal Retirement Date and discounted back to the date of distribution with such annual interest rate without regard to the 4% minimum.

Where an Employer has adopted a lump sum payment option and a Member elects to receive his Retirement Allowance attributable to his Pension Equity Benefit in the form of a lump sum payment, such payment shall be equal to the Retiree’s Pension Equity Benefit.

(B)	If an Employer provides an integrated benefit formula, as described in Subsection (E), (F), (G), (H), (I), (J), (K), (L), (M), (N), (O), (P), or (Q) of Section 1 of this Article V, and adopts the early retirement factor table described in Table I(B) or (C), II(B) or (C) or III(B) or (C) of Appendix E, then the early retirement factor with respect to a Member’s Retirement Allowance attributable to Salary up to the CCL and computed in accordance with the accrual rate described in Subsection (E)(1), (F)(1), (G)(1), (H)(1), (I)(1), (J)(1), (K)(1), (L)(1), (M)(1), (N)(1), (O)(1), (P)(1), or Q(1) of Section 1 of this Article V (whichever shall apply), but only with respect to such Salary, shall be the applicable early retirement factor described in Appendix A.

(C)	Any Employer may, at its option, elect to provide enhanced early retirement factors effective upon a Change of Control of the Employer.
SECTION 3. DISABILITY RETIREMENT BENEFIT
(A)	If an Employer has provided this benefit since its Commencement Date, then each of its Members —
(i)	who is not an inactive Member or is not on a leave of absence, and for whom contributions have not been discontinued,

(ii)	who is separated from active employment by reason of disability after the earlier of one year of Membership Service or five years of Benefit Service but before attainment of age 65, and

(iii)	who is certified by physicians designated by the Pentegra DB Plan to have a physical or mental impairment which (a) prevents him from doing any substantial gainful activity for which he is fitted by education, training or experience, and (b) is expected to last at least 12 months from the date of such separation or to result in death, shall, upon notice to the Pentegra DB Plan within 13 months of such separation date, be retired as of his Disability Retirement Date. (Receipt of proof satisfactory to the Pentegra DB Plan within 13 months after the date of such separation that the Member is eligible for, or is receiving, disability insurance benefits under Title II of the Federal Social Security Act will be deemed presumptive evidence of entitlement to a disability Retirement Allowance under this Subsection (A).)

If an Employer adopts this benefit subsequent to its Commencement Date, then it shall be effective for each of its Members, subject to the above conditions, no earlier than one year after notification to the Pentegra DB Plan of its adoption. Effective as of December 5, 2003, notwithstanding anything to the contrary in this Article V, Section 3(A), a Member who would otherwise be eligible for a disability Retirement Allowance pursuant to this Section 3 if the Member had not been on a leave of absence immediately before his separation from active employment will be eligible for a disability Retirement Allowance pursuant to this Section 3, if immediately before the Member’s separation from active employment by reason of disability, the Member was on a medical leave of absence related to the physical or mental impairment that would otherwise cause the Member to be eligible for such disability Retirement Allowance.

(B)	The annual disability Retirement Allowance shall be the normal Retirement Allowance (determined under Article V, Section 1) on the basis of the Member’s Salary and Benefit Service to his Disability Retirement Date, but shall not be less than 30% of his High-5 Salary.

In no event shall the disability Retirement Allowance exceed the Retirement Allowance that the disabled Member would have received if he had continued in Service to his Normal Retirement Date and his Salary at disability had continued to such date.

(C)	The Board may require any disability Retiree who has not attained age 65 to demonstrate continuing eligibility for disability retirement benefits as often as once a year. If such a Retiree refuses or cannot demonstrate to the satisfaction of the Board that he continues to be disabled within the definition of Subsection (A) of this Section 3, then his disability allowance shall be discontinued. The disability Retiree’s disability Retirement Allowance will also cease if and when he returns to substantial gainful activity for which he is fitted by education, training or experience. In either case, it may be resumed if it is subsequently determined by the Board that the conditions of Subsection (A) of this Section 3 are again satisfied.

(D)	If the Employer has adopted either the Cash Balance Account or the Pension Equity Benefit, then a Member who would otherwise qualify as disabled under (A) above shall not have his disability benefit calculated under subsection (B), but shall instead be treated as eligible for an early retirement benefit under Article V, Section 2. In lieu of the benefit described in the preceding sentence, an eligible Member may elect to receive the disability benefit to which he would have been entitled had he become disabled on the date his Employer adopted either the Cash Balance Account or the Pension Equity Benefit but without regard to the 30% of Salary minimum described in subsection (B) above. If the alternative benefit described in the preceding sentence is elected, the Cash Balance Account or the Pension Equity Benefit will continue to grow as if the Member had terminated with a vested benefit which he chose to defer.

SECTION 4. ADDITIONAL DEATH BENEFITS
(A)	In lieu of the basic death benefit, if any, provided under Article IV, Section 3(A), an Employer may adopt an active service death benefit which is payable upon the death of a Member in Service, for whom contributions have not been discontinued, to his Beneficiary in a lump sum equal to (i) plus (ii):
(i)	100% of the Member’s last 12 months’ Salary, plus an additional 10% of such Salary for each year of Benefit Service until a maximum of 300% is attained for 20 or more years of Benefit Service. If death occurs prior to the completion of one year of Benefit Service, this part of the benefit shall be 100% of the Member’s annual Salary as of his Enrollment Date if his Salary is determined under Section (43)(A) of Article I, or his annualized Salary based on all completed months of Benefit Service prior to death if Salary is determined under Section (43)(B) or Section (43)(C) of Article I.
(ii)	The Member’s Accumulated Contributions, if any.
In no event shall such lump sum be less than the lump sum which would have been payable under either Article IV, Section 3(A) or Article V, Section 4(B), whichever is applicable.

(B)	In lieu of the basic death benefit, if any, provided under Article IV, Section 3(A), an Employer (or a successor to such Employer) which was participating in the Pentegra DB Plan as of June 30, 1983 may adopt the “12 Times” retirement benefit which is payable upon the death of a Retiree, who had not elected an optional form of payment under Article VI, in a lump sum equal to the excess, if any, of (i) over (ii):
(i)	An amount equal to 12 times the Retiree’s annual allowance immediately prior to the commencement of his Retirement Allowance, or as of the first day of the month in which his death occurred if he died before having received any payment of such allowance.

(ii)	The sum of the Retirement Allowance payments he had received, if any.
This benefit shall also be payable upon the death of a Member who was eligible for early retirement at the time of death in lieu of the benefit which would have been payable under Article IV, Section 3(A).

(C)	In lieu of the basic death benefit, if any, provided under Article IV, Section 3(A), an Employer may adopt an active service death benefit which is payable upon the death of a Member in Service, for whom contributions have not been discontinued, to his Beneficiary in a lump sum equal to (i) a multiple of the Member’s projected monthly Retirement Allowance which shall be not less than 50 times and not greater than 100 times the projected monthly Retirement Allowance plus (ii) the Member’s Accumulated Contributions, if any.

In no event shall such lump sum be less than the lump sum which would have been payable under either Article IV, Section 3(A) or Article V, Section 4(B), whichever is applicable.

Should an Employer elect to provide the active service death benefit under this subsection (C) of Section 4, such provision shall not be effective until one (1) year following the adoption by the Employer unless the Employer provided such death benefit prior to the Employer’s Commencement Date.
SECTION 5. RETIREMENT ADJUSTMENT PAYMENT
(A)	An Employer which was participating as of June 30, 1983 may provide this benefit to those of its Members who (i) were enrolled prior to July 1, 1983 and (ii) retire after attainment of age 55.

(B)	The Retirement Adjustment Payment shall be a single lump sum equal to three monthly installments of his Retirement Allowance (before any optional modification) determined and payable as of the date his Retirement Allowance payments commence. If a Retiree, who would otherwise be eligible to receive such a payment, dies prior to such date, his Retirement Adjustment Payment shall be determined as though his Retirement Allowance payments had commenced as of the first day of the month in which his death occurred, and shall be payable to his Beneficiary.

SECTION 6. POST-RETIREMENT SUPPLEMENTS
(A)	(1) Annual 1%, 2% or 3% Increment:

Subject to Section 11.1, an Employer may provide an annual increment which shall be paid to each of its Retirees who has attained age 66 and is receiving his annual Retirement Allowance. Each annual increment shall be an amount equal to 1%, 2% or 3%, as the Employer may elect, of the Retiree’s annual Retirement Allowance multiplied by the number of years from the calendar year in which he attained age 65 to the current year at the end of which such increment is payable. Upon the Retiree’s death, no further amount shall be payable in respect of this benefit, except that if he had elected a Contingent Annuitant under Article VI who is alive on the later of (a) the date of the Retiree’s death or (b) the date the Retiree would have attained age 66, such Contingent Annuitant shall thereafter be entitled to an annual increment equal to 1%, 2% or 3%, as the case may be, of the Contingent Annuitant’s annual allowance multiplied by the number of years from the calendar year in which the Retiree had attained age 65 (or would have attained age 65 if he died prior thereto) to the current year at the end of which such increment is payable. Upon the Contingent Annuitant’s death, no further amount shall be payable in respect of this benefit.

(2)	Subject to Section 11.1, an Employer may alternatively provide an annual increment which shall be paid to each of its Retirees who has retired on an Early Retirement Date (or retired and subsequently attained the age in the Early Retirement Date) as specified by the Employer and is receiving his annual Retirement Allowance. Each annual increment shall be an amount equal to 1%, 2% or 3%, as the Employer may elect, of the Retiree’s annual Retirement Allowance multiplied by the number of years from the calendar year in which he commences benefits to the current year at the end of which such increment is payable. Alternatively, the annual increment shall be an amount equal to 1%, 2% or 3%, as the Employer may elect, of the Employee’s annual Retirement Allowance each year prior to the attainment of age 66 and thereafter multiplied by the number of years from the calendar year in which he attained age 65 to the current year at the end of which the increment is payable. Further, if an Employer has elected that this subsection apply, notwithstanding the foregoing, the Employer shall provide an annual increment that shall be paid to each of its Retirees who commence benefits after the attainment of age 65 and is receiving his annual Retirement Allowance. That annual increment shall be an amount equal to 1%, 2% or 3%, as the Employer elects, of the Retiree’s annual Retirement Allowance multiplied by the number of years from the calendar year in which the Retiree attained age 65 to the current year at the end of which such increment is payable. Upon the Retiree’s death, no further amount shall be payable in respect of this benefit, except that if he had elected a Contingent Annuitant under Article VI who is alive on the later of (a) the date of the Retiree’s death or (b) the date the Retiree’s annual increment would have been payable had the retiree who had retired eligible for such increment lived, such Contingent Annuitant shall thereafter be entitled to an annual increment equal to 1%, 2% or 3%, as the case may be, of the Contingent Annuitant’s annual allowance multiplied by the number of years from the calendar year in which the Retiree commenced benefits (or had attained age 65 if the Retiree commences benefits after age 65, or would have attained age 65 if he died without having commenced benefits prior thereto) to the current year at the end of which such increment is payable (or, alternatively, equal to 1%, 2% or 3%, as the case may be, of the Contingent Annuitant’s annual allowance each year perior to when the Retiree would have attained age 66 and thereafter multiplied by the number of years from the calendar year in which the Retiree attained age 65 or would have attained age 65 to the current year at the end of which the increment is payable). Upon the Contingent Annuitant’s death, no further amount shall be payable in respect of this benefit.
(B)	Single Fixed Percentage Adjustment:

Subject to Section 11.1, an Employer may provide, as of any January 1, a fixed percentage supplement for each of its then eligible Retirees, determined under one of the following formulas:
(a)	1% or more of the annual Retirement Allowance for each completed year of retirement after attainment of the minimum under one of the following formulas.

(b)	A single percentage uniformly applicable to all those eligible.

For purposes of this Subsection (B), an eligible Retiree is one who (i) has retired prior to the effective date of the supplemental benefit described in this Subsection (B) and (ii) has attained the minimum age specified by his Employer. Such minimum age may be any age not less than 45 and not greater than 66, and shall apply uniformly to all Retirees of the Employer. The supplement shall be paid each January beginning with the effective date (providing the Retiree has begun receiving his annual allowance) and ending in the year in which the Retiree dies, except that if he had elected a Contingent Annuitant under Article VI who is alive on the date of the Retiree’s death, such Contingent Annuitant shall thereafter be entitled to an annual supplement determined by multiplying the fixed percentage by the Contingent Annuitant’s annual allowance and ending in the year in which the Contingent Annuitant dies. If the fixed percentage supplement provided for a Retiree is not paid due to the Retiree’s deferral of commencement of allowance payments, it shall be paid beginning with the January 1 coincident with or following the date his Retirement Allowance payments commence and shall be determined by multiplying the fixed percentage provided by the Employer by the annual Retirement Allowance determined at the time payments commence.
SECTION 7. SUPPLEMENTAL EARLY RETIREMENT WINDOW BENEFIT
(A)	Subject to the provisions of this Section 7 and Section 11.1, an Employer may provide for each Member who has satisfied the eligibility requirements specified in Subsection (D) of this Section 7, a supplemental early retirement window benefit determined pursuant to the formula elected in Subsection (E) of this Section 7 and payable in accordance with Articles IV and V. Any such supplemental early retirement window benefit shall not be deemed to be in lieu of any of the other additional benefits described in this Article V. A Member who does not meet the eligibility requirements of Subsection (D) of this Section 7 or who does not terminate employment within the time period described in Subsection (B) of this Section 7 will not be entitled to any additional benefits pursuant to this Section 7.

(B)	The Employer shall select a time period of not less than 45 days nor more than 90 days from the effective date of its adoption of the supplemental early retirement window benefit during which an eligible Member may elect such benefit. A Member must agree to retire during the period described in the preceding sentence in order to be eligible for the benefit, except that an Employer may, at its option, permit Employees who elect an early retirement window benefit to terminate employment at any time (or at any time during a period of time designated by the Employer) no later than six (6) months after the close of the window period described in the preceding sentence or, alternatively, to irrevocably designate a uniform termination date no later than six (6) months after the close of such window period.

(C)	In order for an Employer to provide a supplemental early retirement window benefit pursuant to this Section 7, the following conditions must be satisfied:
(1)	At least five (5) Members must be eligible for the supplemental early retirement window benefit during the election period described in Subsection (B) of this Section 7;

(2)	The Employer must comply with all procedural rules established by the Pentegra DB Plan with regard to the implementation and operation of such supplemental early retirement window benefit;

(3)	The Employer must indemnify the Pentegra DB Plan in a manner satisfactory to the Pentegra DB Plan against any and all losses and expenses incurred by the Pentegra DB Plan (including reasonable legal fees) arising out of the Employer’s adoption of the early retirement window benefit; and

(4)	Any other conditions which the Pentegra DB Plan, the IRS or any other governmental authority might require.
(D)	An Employer must establish an eligibility requirement, uniformly applicable to all of its Employees, which must be satisfied by a Member as of the effective date of the adoption of the supplemental early retirement window benefit in order for the Member to be eligible for such benefit. The eligibility requirement referred to in the preceding sentence can be:
(1)	A minimum age of not less than 45;

(2)	A minimum total of age and Vesting Service of not less than 70; or

(3)	A minimum age of not less than 45 and a minimum number of years of Vesting Service where the specified years of Vesting Service of not less than five (5).
Notwithstanding anything in this Subsection (D) of this Section 7 to the contrary, an Employer may elect to restrict the eligibility for the supplemental early retirement window benefit under this Section 7 to (i) those Members who are Non-highly Compensated Employees, (ii) those Members who are not inactive Members, as described in Article X, Section 3, (iii) those Members employed at a bona-fide geographical location or in a certain job function or job classification designated by the Employer, (iv) those Highly Compensated Employees who are excluded by their title at the election of the Employer, or (v) those Members who provide the Employer with a valid waiver of certain legal rights of the Member, provided that in such case the Employer shall have the sole responsibility to determine whether any such waiver is valid and enforceable under applicable law.

(E)	Upon the termination of employment of an eligible Member who meets the eligibility requirements of Subsection (D) of this Section 7 within the period of time specified in Subsection (B) of this Section 7, the annual Retirement Allowance otherwise determined under Article IV and this Article V for such Member will be increased by the difference, if any, that results from determining such benefit based on one or more of the following:
(1)	the Benefit Service and Vesting Service credited to the Member as of his termination date, plus 1 to 10 years, as may be designated by the Employer in its election of this feature;

(2)	the early retirement reduction percentage (if any) based upon the Member’s actual age at commencement of his Retirement Allowance plus 1 to 10 years, as may be designated by the Employer in its election of this feature;

(3)	no early retirement reduction, or a 1.5% or 3% early retirement reduction percentage for each year the Retirement Allowance commences before the Member’s Normal Retirement Date, as may be designated by the Employer in its election of this feature; and/or

(4)	the addition of a fixed dollar amount, as may be designated by the Employer, to the Member’s normal Retirement Allowance payable at the Member’s age 65.
The adoption by an Employer of any of the features described in this Subsection (E) of this Section 7 shall apply uniformly to all Members employed by such Employer who meet the eligibility requirements of Subsection (D) of this Section 7. In no event shall an increase in a Member’s Retirement Allowance under the provisions of this Section 7 be deemed to increase such Member’s Vesting Service or Benefit Service for any other purposes under the Comprehensive Retirement Program. Notwithstanding the foregoing in this Subsection (E) of this Section 7, if an Employer has elected to provide normal retirement benefits on the basis of one of the integrated benefit formulas described in Subsection (E), (F), (G), (H), (I), (J), (K), (L), (M), (N), (O), (P), or (Q) of Section 1 of this Article V, the special early retirement reduction provided in Paragraph (2) of this Subsection (E) and the elimination of an early retirement reduction factor provided in Paragraph (3) of this Subsection (E) shall not apply; provided, however, such Employer may elect to provide any of such early retirement reductions but only with regard to a Member’s benefit which accrues with respect to the Member’s Salary up to the CCL.

(F)	The Pentegra DB Plan reserves the right to deny an Employer the right to adopt the supplemental early retirement window benefit described in this Section 7 if it determines, in its sole discretion, that the adoption by such Employer would result in the provision of benefits that would not satisfy the requirements of IRC Section 401(a)(4) (or any applicable IRS Regulations thereunder) or which would in any other way adversely affect the tax-qualified status of the Regulations and the tax-exempt status of the Trust under IRC Sections 401(a) and 501(a), respectively.
SECTION 8. REDUCTION IN ACCRUAL RATE FOR CERTAIN EMPLOYEES
An Employer may elect, on a prospective basis only, to reduce the benefit accrual rate which shall apply to the calculation of the normal retirement benefit with respect to certain Members, designated by the Employer, who constitute Highly Compensated Employees, provided that (i) the Employer certifies to the Pentegra DB Plan in writing that such a reduction in the benefit accrual rate is required by the Office of Thrift Supervision or such other regulatory authority and (ii) the IRS approves such a reduction in the benefit accrual rate. If an Employer elects, in accordance with this Section 8, to reduce the accrual rate of certain Members, the Employer shall, to the extent a cessation of future benefit accruals is not required, select one of the benefit formulas provided in Article V, Section 1 to apply with respect to the future accrual of benefits for such Members.

ARTICLE VI OPTIONAL FORMS OF PAYMENT
SECTION 1. OPTIONS
Any Member or Retiree may elect, subject to Section 2 of this Article VI, to convert his Retirement Allowance and the death benefit, if applicable, described in Article IV, Section 3(A), Article IV, Section 3(B) or in Article V, Section 4(B), whichever is applicable, to a retirement benefit of Equivalent Value under one of the following options:

Option 1.	A larger Retirement Allowance during the Retiree’s life, but at his death all payments shall cease and no further amounts shall be due or payable. This option shall not apply to Members whose Employer adopted the Straight Life Annuity as the payment form for the Member’s normal Retirement Allowance.

Option 2.	A modified Retirement Allowance to be paid to the Retiree for his life and, after his death, an allowance at the same rate to be paid to his Contingent Annuitant (should the latter survive the Retiree) for life commencing on the first day of the month in which the Retiree’s death occurs. If both the Retiree and his Contingent Annuitant die before 120 monthly installments have been paid, the Commuted Value of such unpaid installments shall be paid in a lump sum to a Beneficiary designated by the Retiree, or, if there is no designated Beneficiary, to the estate of the survivor of the Retiree and his Contingent Annuitant (presuming the Retiree to be the survivor if they die within 24 hours of each other). Upon the death of the survivor of the Retiree and his Contingent Annuitant after 120 monthly installments have been paid, all payments shall cease and no further amounts shall be due or payable.

Option 3.	A modified Retirement Allowance to be paid to the Retiree for his life and, after his death, an allowance at one-half the rate to be paid to his Contingent Annuitant (should the latter survive the Retiree) for life commencing on the first day of the month in which the Retiree’s death occurs. Upon the death of the survivor of the Retiree and his Contingent Annuitant, all payments shall cease and no further amounts shall be due or payable.

Option 4.	A revised Retirement Allowance during the Retiree’s life with some other benefit payable upon his death, provided that such benefit be approved by the Pentegra DB Plan and be in compliance with the applicable provisions of the IRC, including Section 401(a)(9) thereof.

SECTION 2. CONDITIONS OF ELECTION
(A)	The procedure for making an election or revocation with respect to any of the options described in Section 1 of this Article VI shall be in compliance with ERISA, the IRC and, as applicable, Section 14.4 and shall be communicated by the Pentegra DB Plan to the retiring Member. Thereafter the retiring Member shall have 90 days (or such longer period as may be required by ERISA) within which to make his election or revocation so long as it is filed with the Pentegra DB Plan prior to the date on which his Retirement Allowance commences.

(B)	If a retiring Member or his Contingent Annuitant dies before the date his Retirement Allowance commences or before the date he receives a lump sum settlement pursuant to Article VII, the benefit payable shall be the death benefit under Article IV or Article V, whichever is applicable, provided that such benefit shall not be less than the death benefit attributable to the form of payment, including a lump sum, elected or the regular form of payment, whichever is greater. If a disability Retiree whose allowance has already commenced dies during the 90 day period following the date of his separation from active employment, the election of any option shall be inoperative.

(C)	No election under Option 2, 3 or 4 of Section 1 of this Article VI may be made which would result in an allowance to the Retiree of less than 50% of the Retirement Allowance he would have received under Article VI, Section 1, Option 1.

ARTICLE VII METHOD OF PAYMENT
SECTION 1.
If a Retiree is married at the time his Retirement Allowance commences, his Retirement Allowance shall be paid as a qualified joint and survivor annuity with his Spouse as Contingent Annuitant, as described in Article VI, Section 1, Option 2 or 3, as designated by the Retiree, unless such Spouse consents in writing to permit the Retiree to elect a different form of allowance. If a Retiree is not married at the time his Retirement Allowance commences, his Retirement Allowance shall be paid as a life annuity unless an optional form of allowance as described in Article VI is elected by the Retiree. If an optional form of allowance as described in Article VI is not in effect with respect to a Retiree, his Retirement Allowance shall be paid to him during his life. Upon his death, a death benefit shall be payable if a death benefit is provided in accordance with Article IV, Section 3(C) or, if adopted by such Retiree’s Employer, Article V, Section 4(B). For purposes of this Article VII, a Retiree is not married at the time that his Retirement Allowance commences if the Member or the Member’s Spouse has obtained a court order of legal separation which has been entered by a court of competent jurisdiction prior to commencing payment of his Retirement Allowance.
SECTION 2.
(A)	Unless a proper election is received by the Pentegra DB Plan, all Retirement Allowances shall be payable in substantially equivalent monthly installments commencing as of his Required Beginning Date, except that:
(1)	A normal or early Retirement Allowance may be payable to a Retiree, by written election filed with the Pentegra DB Plan, as of the first day of any month next following his Retirement Date, and

(2)	An early Retirement Allowance may not be commenced until the Retiree’s Early Retirement Date, except as may otherwise be provided under Section 2(D) or 2 (E) of Article IV.
Such installments shall continue during the life of the Retiree (except as provided otherwise under Article V, Section 3(C)), and the last installment shall be due the first day of the month in which his death occurs; except that if optional modification under Article VI has become effective the provisions thereof shall apply, and the last installment payable to a surviving Contingent Annuitant designated under such Article shall be due the first day of the month in which such Contingent Annuitant’s death occurs.

(B)	Notwithstanding the preceding Subsection (A) of this Section 2, a Retirement Allowance may be converted to a single lump sum payment of the Equivalent Value of such allowance, if an eligible Retiree as described below so elects prior to receiving his first monthly retirement payment, in the following cases:
(a)	Where that portion of the regular Retirement Allowance which is attributable to the Employer’s contributions amounts to less than $600 per year on the date such Allowance would otherwise commence; or

(b)	Where the Employer has requested, and the Pentegra DB Plan has approved, that a lump sum settlement be available and uniformly applicable upon attainment of any age between (and including) 45 and 65 as specified by the Employer (but not earlier than the minimum age specified in Article IV, Section 2(D) for the commencement of an early Retirement Allowance) to those of its Retirees who meet the following condition:
(i)	Receipt by the Pentegra DB Plan of a consent (in the form prescribed by the Pentegra DB Plan) of the Member’s Spouse, if any, that such lump sum settlement be paid to the Retiree. (In any case where an Employer adopts this option and subsequently ceases to exist as an independent entity, the Retirement Committee of the Board may, in its discretion, substitute itself for such Employer for the purposes of this Article VII.)
(c)	Where the Employer has requested, and the Pentegra DB Plan has approved, that a lump sum settlement be available as described in the preceding paragraph, the Member may elect to have a portion of his Retirement Allowance commence in the form of an annuity with the remaining portion of his Retirement Allowance paid in the form of a partial lump sum with the lump sum portion determined at the election of the Member to be the Equivalent Value of 25%, 50%, or 75% of the Member’s total Retirement Allowance.

Effective October 1, 1995, the interest rate and mortality table used to calculate lump sum settlements shall be the applicable interest rate and mortality table as determined under Section 417(e) of the IRC and in accordance with the stability period and look-back month provisions described below, except that an Employer may elect to continue to apply the interest rate described in Subparagraphs (1) and (2) of the subsequent paragraph and the mortality assumptions which were in effect under the Regulations prior to October 1,1995, in which case such pre-October interest rate and mortality assumptions shall apply until June 30, 2000.
For those Employers who elected not to apply the interest and mortality table prescribed under Section 417(e) of the IRC until July 1, 2000, in no event shall the interest rate used to calculate lump sum settlements prior to July 1, 2000 exceed:
(1)	The PBGC Interest Rate if the present value of the lump sum settlement using the PBGC Interest Rate is less than $25,000, or

(2)	120% of the PBGC Interest Rate if the present value of the lump sum settlement using the PBGC Interest Rate is $25,000 or greater; except that in no event shall such lump sum settlement computed pursuant to this Subparagraph (2) be reduced below $25,000.
Effective July 1, 2000, the interest rate for all lump sum settlements shall be the applicable interest rate described in Section 417(e) of the IRC. The applicable interest rate is the rate of interest on 30-year Treasury Securities (or such other rate as may be prescribed by the Commissioner) for the third calendar month preceding the first day of the stability period. The stability period shall be the calendar month period that contains the annuity starting date for the distribution and for which the applicable interest rate remains constant. The applicable mortality table shall be the mortality table as set forth in IRS Revenue Ruling 95-6, 1995-1 C.B.80; provided, however, for distributions with annuity starting dates on or after December 31, 2002, the applicable mortality table shall be the mortality table as set forth in IRS Revenue Ruling 2001-62.

Following the effective date of the amendment of the Regulations to replace the interest rate assumption that is based on the PBGC Interest Rate, and with respect to the calculation of lump sum settlements for which the annuity starting date occurs in the one-year period commencing at the time the plan amendment is effective, such lump sum value shall be determined using, whichever results in the larger distribution, the applicable interest rate (within the meaning of Section 417(e) of the IRC) determined for the second month preceding the month that contains the annuity starting date or the applicable interest rate for the third calendar month preceding the calendar month that contains the annuity starting date.
(C)	In no event shall the lump sum settlement payable to a Member under Subsection (B) be less than the lump sum settlement value of the Member’s accrued benefit as of September 30, 1995, if any, calculated using an interest rate, determined by the Pentegra DB Plan by reference to the last month of a calendar quarter, which shall be the average of the 10 and 20-year U.S. Treasury Bond annual yields for such month, as reported in the Federal Reserve Statistical Release (H.15), rounded to the nearest .5%; provided, however, if the annual yield of 20-year U.S. Treasury Bonds is not published, such rate shall be the annual yield of 10-year U.S. Treasury Bonds. In the absence of the Federal Reserve Statistical Release, the Pentegra DB Plan may obtain such annual yields from any other source it deems appropriate. The rate so determined shall be applicable to settlements to be paid in the calendar quarter beginning three months later.

(D)	A lump sum settlement under Subsection (B) or (C) will be the present value, calculated on the basis of the specified interest rate, of the regular form of allowance which would otherwise be payable to the Retiree under the Regulations. It will be calculated and payable as of the date on which payment of the corresponding Retirement Allowance would otherwise commence, except that no settlement under Paragraph (b) of Subsection (B) is payable prior to the age specified therein.

(E)	No Retirement Allowance or lump sum settlement shall be increased on account of any delay in payment beyond the date specified in this Article VII due to the Retiree’s failure to properly file the application form furnished by the Pentegra DB Plan or to otherwise accept such payment.
SECTION 3.
Notwithstanding anything herein to the contrary, if the Equivalent Value of a Member’s vested benefit is zero, the Member shall be deemed to have received a distribution of such benefit upon termination of employment with his Employer and shall immediately forfeit the nonvested portion of his benefit.

SECTION 4.
This Section 4 applies to distributions made on or after January 1, 1993. Solely to the extent required under applicable law and IRS Regulations, and notwithstanding any provision of the Regulations to the contrary that would otherwise limit a Distributee’s election under this Section 4, a Distributee may elect, at the time and in the manner prescribed by the Board, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.
For purpose of this Section 4, the following terms shall have the following meanings:
(A)	Eligible Rollover Distribution: Solely to the extent required under applicable law and IRS Regulations, an Eligible Rollover Distribution is any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee’s designated Beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the IRC; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).
(B)	Eligible Retirement Plan: An Eligible Retirement Plan is an individual retirement account described in Section 408(a) of the IRC, an individual retirement annuity described in Section 408(b) of the IRC, an annuity plan described in Section 403(a) of the IRC, or a qualified trust described in Section 401(a) of the IRC that accepts the Distributee’s Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to a surviving Spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity. Notwithstanding anything herein to the contrary, with respect to a Distributee that is a non-spouse beneficiary of the Member, an Eligible Retirement Plan shall mean solely an individual retirement account (described in Section 408(a) of the IRC) or an individual retirement annuity (described in Section 408(b) of the IRC) and any rollover by such a Distributee shall only be in the form of a direct trustee to trustee transfer.

Notwithstanding anything herein to the contrary, with respect to a Distributee that is a non-spouse beneficiary of the Member, an Eligible Retirement Plan shall mean solely an individual retirement account (described in Section 408(a) of the IRC) or an individual retirement annuity (described in Section 408(b) of the IRC) and any rollover by such a Distributee shall only be in the form of a direct trustee to trustee transfer.

(C)	Distributee: A Distributee includes an Employee or former Employee. In addition, the Employee’s or former Employee’s surviving Spouse and the Employee’s or former Employee’s Spouse or former Spouse who is an alternate payee under a Qualified Domestic Relations Order are Distributees with regard to the interest of the Employee or former Employee. Effective April 1, 2007, a Distributee shall include any non- spouse beneficiary designated by a Member under the Pentegra DB Plan.

Effective April 1, 2007, a Distributee shall also include any non-spouse beneficiary designated by a Member under the Pentegra DB Plan.

(D)	Direct Rollover: A Direct Rollover is a payment by the Pentegra DB Plan to the Eligible Retirement Plan specified by the Distributee.
SECTION 5.
Unless the Member elects otherwise, distribution of his Retirement Allowance will begin no later than the 60th day after the latest of the close of the Plan Year in which:
(i)	the Member attains age 65;

(ii)	occurs the 10th anniversary of the year in which the Member commenced participation in the Pentegra DB Plan; or,

(iii)	the Member terminates Service with his Employer.
Notwithstanding the foregoing, the failure of a Member and Spouse to consent to a distribution before the Member attains age 65 shall be deemed to be an election to defer commencement of payment of any benefit sufficient to satisfy this Section 5.

SECTION 6.
Notwithstanding anything in this Article VII to the contrary, the provisions of this Section 6 will apply for purposes of determining required minimum distributions for calendar years beginning with the 2006 calendar year. All distributions required under this Section 6 will be determined and made in accordance with the Treasury regulations under Section 401(a)(9) of the IRC. Notwithstanding the other provisions of this Section 6, other than the preceding sentence, distributions may be made under a designation made before January 1, 1984, in accordance with section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act (TEFRA) and the provisions of the Pentegra DB Plan that relate to section 242(b)(2) of TEFRA.
(A)	Time and Manner of Distribution.
(1)	Required Beginning Date. The Member’s entire interest will be distributed, or begin to be distributed, to the Member no later than the Member’s Required Beginning Date.

(2)	Death of Member Before Distributions Begin. If the Member dies before distributions begin, the Member’s entire interest will be distributed, or begin to be distributed, not later than as follows:
(a)	If the Member’s surviving spouse (whose marriage to the Member was recognized for purposes of Federal law) is the Member’s sole Designated Beneficiary, then distributions to the surviving spouse will begin by December 31 of the calendar year immediately following the calendar year in which the Member died, or by December 31 of the calendar year in which the Member would have attained age 70 1/2, if later.

(b)	If the Member’s surviving spouse (whose marriage to the Member was recognized for purposes of Federal law) is not the Member’s sole designated beneficiary, then distributions to the designated beneficiary will begin by December 31 of the calendar year immediately following the calendar year in which the Member died.

(c)	If there is no designated beneficiary as of September 30 of the year following the year of the Member’s death, the Member’s entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the Member’s death.

(d)	If the Member’s surviving spouse (whose marriage to the Member was recognized for purposes of Federal law) is the Member’s sole designated beneficiary and the surviving spouse dies after the Member but before distributions to the surviving spouse begin, this Subsection (A)(2), other than Subsection (2)(a), will apply as if the surviving spouse were the Member.
For purposes of this Subsection (A)(2) and Subsection (D), distributions are considered to begin on the Member’s Required Beginning Date (or, if Subsection (A)(2)(d) applies, the date distributions are required to begin to the surviving spouse (whose marriage to the Member was recognized for purposes of Federal law) under Subsection (A)(2)(a)). If annuity payments irrevocably commence to the Member before the Member’s Required Beginning Date (or to the Member’s surviving spouse (whose marriage to the Member was recognized for purposes of Federal law) before the date distributions are required to begin to the surviving spouse under Subsection (A)(2)(a)), the date distributions are considered to begin is the date distributions actually commence.

(3)	Form of Distribution. Unless the Member’s interest is distributed in the form of an annuity purchased from an insurance company or in a single sum on or before the Required Beginning Date, as of the first Distribution Calendar Year distributions will be made in accordance with Subsections (B), (C) and (D) of this Section 6. If the Member’s interest is distributed in the form of an annuity purchased from an insurance company, distributions thereunder will be made in accordance with the requirements of Section 401(a)(9) of the IRC and the Treasury regulations. Any part of the Member’s interest which is in the form of an individual account described in Section 414(k) of the IRC will be distributed in a manner satisfying the requirements of Section 401(a)(9) of the IRC and the Treasury regulations that apply to individual accounts.
(B)	Determination of Amount to be Distributed Each Year.
(1)	General Annuity Requirements. If the Member’s interest is paid in the form of annuity distributions under the Regulations, payments under the annuity will satisfy the following requirements:
(a)	The annuity distributions will be paid in periodic payments made at intervals not longer than one year;

(b)	The distribution period will be over a life (or lives) or over a period certain not longer than the period described in Subsections (C) or (D);

(c)	Once payments have begun over a period certain, the period certain will not be changed even if the period certain is shorter than the maximum permitted;

(d)	Payments will either be nonincreasing or increase only as follows:
(i)	By an annual percentage increase that does not exceed the

annual percentage increase in a cost-of-living index that is based on prices of all items and issued by the Bureau of Labor Statistics;

(ii)	To the extent of the reduction in the amount of the Member’s payments to provide for a survivor benefit upon death, but only if the beneficiary whose life was being used to determine the distribution period described in Subsection (C) dies or is no longer the Member’s beneficiary pursuant to a qualified domestic relations order within the meaning of IRC Section 414(p);

(iii)	To provide cash refunds of employee contributions upon the Member’s death; or

(iv)	To pay increased benefits that result from an amendment to the Regulations.
(2)	Amount Required to be Distributed by Required Beginning Date. The amount that must be distributed on or before the Member’s Required Beginning Date (or, if the Member dies before distributions begin, the date distributions are required to begin under Subsection (A)(2)(a) or (b)) is the payment that is required for one payment interval. The second payment need not be made until the end of the next payment interval even if that payment interval ends in the next calendar year. Payment intervals are the periods for which payments are received, e.g., bi-monthly, monthly, semi-annually, or annually. All of the Member’s benefit accruals as of the last date of the first Distribution Calendar Year will be included in the calculation of the amount of the annuity payments for payment intervals ending on or after the Member’s Required Beginning Date.

(3)	Additional Accruals After First Distribution Calendar Year. Any additional benefits accruing to the Member in a calendar year after the first Distribution Calendar Year will be distributed beginning with the first payment interval ending in the calendar year immediately following the calendar year in which such amount accrues.
(C)	Requirements For Annuity Distributions That Commence During Member’s Lifetime.
(1)	Joint Life Annuities Where the Beneficiary Is Not the Member’s Spouse. If the Member’s interest is being distributed in the form of a joint and survivor annuity for the joint lives of the Member and a nonspouse beneficiary (or for the joint lives of the Member and a spouse whose marriage to the Member is not recognized for purposes of Federal law), annuity payments to be made on or after the Member’s Required Beginning Date to the designated beneficiary after the Member’s death must not at any time exceed the applicable percentage of the annuity payment for such period that would have been payable to the Member using the table set forth in Q&A-2 of Section 1.401(a)(9)-6T of the Treasury regulations. If the form of distribution combines a joint and survivor annuity for the joint lives of the Member and a nonspouse beneficiary (or for the joint lives of the Member and a spouse whose marriage to the Member is not recognized for purposes of Federal law), and a period certain annuity, the requirement in the preceding sentence will apply to annuity payments to be made to the designated beneficiary after the expiration of the period certain.

(2)	Period Certain Annuities. Unless the Member’s spouse (whose marriage to the Member is recognized for purposes of Federal law) is the sole designated beneficiary and the form of distribution is a period certain and no life annuity, the period certain for an annuity distribution commencing during the Member’s lifetime may not exceed the applicable distribution period for the Member under the Uniform Lifetime Table set forth in Section 1.401(a)(9)-9 of the Treasury regulations for the calendar year that contains the annuity starting date. If the annuity starting date precedes the year in which the Member reaches age 70, the applicable distribution period for the Member is the distribution period for age 70 under the Uniform Lifetime Table set forth in Section 1.401(a)(9)-9 of the Treasury regulations plus the excess of 70 over the age of the Member as of the Member’s birthday in the year that contains the annuity starting date. If the Member’s spouse (whose marriage to the Member is recognized for purposes of Federal law) is the Member’s sole designated beneficiary and the form of distribution is a period certain and no life annuity, the period certain may not exceed the longer of the Member’s applicable distribution period, as determined under this Subsection (C)(2), or the joint life and last survivor expectancy of the Member and the Member’s spouse as determined under the Joint and Last Survivor Table set forth in Section 1.401(a)(9)-9 of the Treasury regulations, using the Member’s and spouse’s attained ages as of the Member’s and spouse’s birthdays in the calendar year that contains the annuity starting date.

(D)	Requirements For Minimum Distributions Where Member Dies Before Date Distributions Begin.
(1)	Member Survived by Designated Beneficiary. If the Member dies before the date distribution of his or her interest begins and there is a Designated Beneficiary, the Member’s entire interest will be distributed, beginning no later than the time described in Subsection (A)(2)(a) or (b), over the life of the Designated Beneficiary or over a period certain not exceeding:
(a)	Unless the annuity starting date is before the first Distribution Calendar Year, the Life Expectancy of the Designated Beneficiary determined using the beneficiary’s age as of the beneficiary’s birthday in the calendar year immediately following the calendar year of the Member’s death; or

(b)	If the annuity starting date is before the first Distribution Calendar Year, the Life Expectancy of the Designated Beneficiary determined using the beneficiary’s age as of the beneficiary’s birthday in the calendar year that contains the annuity starting date.
(2)	No Designated Beneficiary. If the Member dies before the date distributions begin and there is no Designated Beneficiary as of September 30 of the year following the year of the Member’s death, distribution of the Member’s entire interest will be completed by December 31 of the calendar year containing the fifth anniversary of the Member’s death.

(3)	Death of Surviving Spouse Before Distributions to Surviving Spouse Begin. If the Member dies before the date distribution of his or her interest begins, the Member’s surviving spouse (whose marriage to the Member is recognized for purposes of Federal law) is the Member’s sole designated beneficiary, and the surviving spouse dies before the distributions to the surviving spouse begin, this Subsection (D) will apply as if the surviving spouse were the Member, except that the time by which distributions must begin will be determined without regard to Subsection (A)(2)(a).

(E)	Definitions.
(1)	Designated Beneficiary. The individual who is designated as the “Beneficiary” under Subsection (4) of Article I of the Regulations and is the designated beneficiary under Section 401(a)(9) of the IRC and Section 1.401(a)(9)-1, Q&A-4, of the Treasury regulations.

(2)	Distribution Calendar Year. A calendar year for which a minimum distribution is required. For distributions beginning before the Member’s death, the first Distribution Calendar Year is the calendar year immediately preceding the calendar year which contains the Member’s Required Beginning Date. For distributions beginning after the Member’s death, the first Distribution Calendar Year is the calendar year in which distributions are required to begin pursuant to Subsection (A)(2).

(3)	Life Expectancy. Life expectancy as computed by use of the Single Life Table in Section 1.401(a)(9)-9 of the Treasury regulations.

(4)	Required Beginning Date. The date specified in Subsection (39) of Article I of the Regulations.

ARTICLE VIII RESTORATION OF A RETIREE TO SERVICE
If a Retiree (or a terminated Member who is eligible for early retirement) is restored to Service at the rate of 1,000 or more Hours of Service a year, he shall be re-enrolled as an active Member as of his new employment date. If a Retiree returns to active membership he may, within six months following (i) his date of reemployment, or (ii) if such Retiree is first enrolled as an inactive Member pursuant to Article X, Section 3, his change in status to an active Member, make an irrevocable election to continue to receive the payment of his Retirement Allowance or to suspend the payment of his Retirement Allowance until his subsequent termination of Service or retirement in accordance with Section 2530.203-3 of the DOL Regulations; provided, however, if no such election is made, payment of such Member’s Retirement Allowance shall continue in the form of payment previously chosen. Upon subsequent retirement, (i) his benefit shall be based on his Benefit Service before and after his previous retirement and his Salary during such service, but shall be reduced by the Equivalent Value of the benefits provided by the Pentegra DB Plan, and (ii) any Retirement Adjustment Payment for which he is then eligible shall be reduced by the amount of any such payment made in respect of his previous retirement.
If a Retiree (or terminated Member who is eligible for early retirement) is restored to Service at the rate of less than 1,000 Hours of Service a year, he shall be re-enrolled as an inactive Member as of his new employment date. If it is determined that a Retiree, who was restored to Service at a rate of less than 1,000 Hours of Service per year, has completed at least 1,000 Hours of Service in any 12 consecutive month period, measured from the first day of such restoration to Service and then from each January 1 thereafter, Benefit Service shall be credited retroactively to the beginning of such period.

ARTICLE IX CONTRIBUTIONS
SECTION 1. ENGAGEMENT OF ACTUARY
The Board shall engage an enrolled actuary to (i) recommend the actuarial funding method and the actuarial assumptions, tables, interest rates and other factors to be used in determining the cost of participating in the Pentegra DB Plan, (ii) perform an annual actuarial valuation of the liabilities to determine the minimum contributions required to be made in accordance with such valuation to avoid an accumulated funding deficiency and the maximum contributions permitted to be made without exceeding the full funding limitation under the IRC, and (iii) determine each Employer’s allocable share of the aggregate annual contribution to the Pentegra DB Plan which is approved by the Board. The Board may adopt and modify from time to time any actuarially sound funding method which conforms with IRC and IRS Regulations as the funding method for the Pentegra DB Plan.
SECTION 2. SINGLE PLAN
The Pentegra DB Plan is a single plan which provides benefits to Members of all Employers participating in the Pentegra DB Plan and their Beneficiaries. It is intended to satisfy the requirements of IRC Section 413(c) and IRS Regulation Section 1.414(1)-1(b)(1). Accordingly, all Pentegra DB Plan assets are available to pay benefits to all Members of the Pentegra DB Plan and their Beneficiaries.
SECTION 3. CONTRIBUTIONS BY EMPLOYERS
(A)	Each Employer shall contribute to the Pentegra DB Plan the amount determined in accordance with the annual actuarial valuation of the Pentegra DB Plan for such year, reflecting the benefits provided to its Employees under the Regulations. The contribution so determined may be proportionally increased as directed by the Board so that the total of all contributions remitted during the Plan Year from all participating Employers will not result in a funding deficiency under IRC Section 412.

(B)	In determining each Employer’s required contribution to the Pentegra DB Plan, the actuary shall take into account each Employer’s normal cost for the benefits provided to such Employer’s Members under the Regulations, an annual amortization of any unfunded accrued actuarial liabilities and an annual amortization of actuarial experience gains and losses. In addition, the actuary may take into account such other factors which it deems relevant to determine the cost of an Employer’s participation in the Pentegra DB Plan and which are otherwise in accordance with IRC Sections 412 and 413(c).

(C)	Effective for Plan Years commencing before July 1, 1989, during any period when the Pentegra DB Plan is in full funding, the Board shall advise each Employer which is precluded from making contributions that would otherwise be required but for full funding, based on the advice of the actuary, of the amount of the contributions which would otherwise have been required. The future contribution requirements of each such Employer shall take into account an amortization of such unpaid contributions over such period of time and at such rate of interest as is determined by the Board.

(D)	Notwithstanding any provision of the Regulations to the contrary, an Employer that is exempt from taxation under the IRC may elect to make contributions to the Pentegra DB Plan in excess of the deduction limits under Section 404 of the IRC.
SECTION 4. ADMINISTRATIVE EXPENSES
Each Employer’s share of all proper charges and expenses of administering the Regulations, as determined by the Board in accordance with Section 1(I) of Article XIV shall be (i) charged against the assets of the Trust or (ii) remitted to the Pentegra DB Plan based upon a schedule determined by the Board, but not less frequently than annually.
SECTION 5. CONTRIBUTIONS BY MEMBERS
(A)	No Member shall contribute to the Pentegra DB Plan unless his Employer elects to participate on a contributory basis thereby reducing its contributions under Section 3(A) of this Article IX. Each Member whose Employer does participate on such contributory basis shall contribute a level percentage of his Salary, as determined by the Board, provided that effective July 1, 2006, no Member contributions shall be required with respect to any Member who has attained his 65th birthday. With respect to Members who have attained their 65th birthdays, benefit accruals under the Pentegra DB Plan after such 65th birthday shall not be reduced because of the cessation of Member contributions, but shall be funded through otherwise accumulated Pentegra DB Plan assets attributable to the Employer and Employer contributions.

(B)	The Pentegra DB Plan shall certify to the Employer the contribution rate applicable to each of its enrolling Members, and the Employer shall deduct from the Member’s Salary his contribution based on such rate. All contributions of Members thus deducted shall be transmitted monthly by the Employer to the Pentegra DB Plan and, upon receipt by the Pentegra DB Plan, shall be credited to the individual accounts of the Members. Every Member shall be deemed to agree to the deductions provided for herein.

(C)	A Member’s Accumulated Contributions shall be fully vested but payable only in the form provided in the Regulations and in accordance with the spousal consent requirements of Article VII, Section 2 and IRC Sections 401(a)(11) and 417 and the IRS Regulations thereunder. For purposes of this provision, Accumulated Contributions as of any date may be commuted to a life annuity commencing on the Member’s Normal Retirement Date by multiplying such Accumulated Contributions by an appropriate conversion factor as determined by the Pentegra DB Plan in accordance with ERISA and Section 411 (c)(2) of the IRC.

(D)	A person whose membership is terminated for any reason other than by death or disability retirement shall, upon filing with the Pentegra DB Plan the designated form for giving notice thereof, be entitled to a refund of his Accumulated Contributions, if any, provided the spousal consent requirements are met as provided below:
(1)	In the case of a person whose membership is terminated by a Break in Service (prior to vesting under Article IV), such refund shall be in lieu of all other benefits otherwise payable on his account. If the Member’s Accumulated Contributions amount to $1,000 ($3,500 prior to March 28, 2005) or less, such amounts will be paid in a lump sum upon such termination of Service. However, if the Member’s Accumulated Contributions amount to more than $1,000 ($3,500 prior to March 28, 2005), then if the Member does not elect to receive a refund of his Accumulated Contributions, such contributions shall be paid upon his attainment of age 65 in a lump sum, provided the Pentegra DB Plan receives the appropriate spousal consent therefor or, otherwise, in the form of a qualified joint and survivor annuity. If such a terminated Member dies before withdrawing his Accumulated Contributions, or receiving the first payment of such annuity, the amount of such Accumulated Contributions shall be paid to his Beneficiary.

(2)	In the case of a person whose membership is terminated upon early or normal retirement, such refund shall be payable only prior to the commencement of his Retirement Allowance and shall be in lieu of the actuarial equivalent of that portion of his retirement benefit which is attributable to such Accumulated Contributions. The remaining portion of such retirement benefit, if any, shall be calculated in accordance with ERISA and paid to him as provided in Article VII.
SECTION 6. CONTRIBUTION REQUIREMENTS FOR BENEFIT IMPROVEMENTS
Notwithstanding anything in the Regulations to the contrary, in the event an Employer elects a benefit improvement under the Regulations for which contributions may not be made by an Employer (subject to Section 404 of the IRC) on a tax-deductible basis, such election shall be effective only to the extent the Pentegra DB Plan determines that such benefit improvement may be adequately funded by such Employer, and to the extent the Pentegra DB Plan actuary determines it necessary (such determination being performed in a uniform and nondiscriminatory manner), the Employer satisfies a creditworthiness test (as prescribed by the Pentegra DB Plan) and executes a cash collateral agreement granting the Pentegra DB Plan a security interest in such assets as the Pentegra DB Plan may reasonably require.
SECTION 7. RETURN OF CONTRIBUTIONS TO EMPLOYER
(A)	The Pentegra DB Plan is created for the exclusive benefit of Members, their Beneficiaries and Contingent Annuitants. Except as provided in Subsections (B) and (C) of this Section 7, at no time prior to the satisfaction of all liabilities under the Pentegra DB Plan with respect to all Members and Retirees, their Beneficiaries and Contingent Annuitants shall any contributions to the Pentegra DB Plan by an Employer be returned by the Pentegra DB Plan to the Employer, subject to Article XIII(D)(2).

(B)	In the case of a contribution that is made by an Employer by reason of a mistake of fact as determined by the Board, such Employer may request the return to it of such contribution, provided such refund is made within one year after the payment of the contribution. In accordance with applicable law, earnings attributable to such contribution may not be returned to the Employer, but losses attributable thereto must reduce the amount to be returned to the Employer.

(C)	In the case of a contribution made by an Employer (other than an Employer that is exempt from taxation under the IRC), such contribution shall be conditioned upon the deductibility of the contribution by the Employer under Section 404 of the IRC. To the extent the deduction for such contribution is disallowed, in accordance with IRS Regulations, the Employer may request the return to it of such contribution, provided such refund is made within one year after the disallowance of the deduction. In accordance with applicable law, earnings attributable to such contribution may not be returned to the Employer, but losses attributable thereto must reduce the amount to be returned to the Employer.

ARTICLE X EFFECTS OF VARIOUS EVENTS ON MEMBERSHIP AND SERVICE
SECTION 1. TERMINATION OF MEMBERSHIP
Membership shall cease upon date of retirement, death, Break in Service, or withdrawal of the Employer’s participation. For purposes of this Article X, a Break in Service commences when a non-vested Member’s Service is terminated.
SECTION 2. REINSTATEMENT OF MEMBERSHIP AND SERVICE
If a Member had a vested interest in his Retirement Allowance at the time of his termination, his Vesting Service shall be reinstated upon his reemployment. If a person whose membership is terminated by a Break in Service is again employed by an Employer, he shall be re-enrolled as a Member as of his new employment date, subject to the provisions of this Section 2.
Further, (i) if a non-vested Member’s Service is terminated and his Break in Service did not exceed 60 consecutive months, then his previous Vesting Service (and pervious Service for determining eligibility to participate) shall be reinstated upon his reemployment, and if such Break in Service did not exceed 12 consecutive months, he shall also be credited with Vesting Service (and pervious Service for determining eligibility to participate) for the period of such break upon his reemployment; (ii) if a non-vested Member’s Service is terminated and his Break in Service did exceed 60 consecutive months but did not exceed his previous Vesting Service, then his previous Vesting Service (and pervious Service for determining eligibility to participate) shall be reinstated upon his reemployment; and (iii) if a non-vested Member’s Service is terminated and such Member’s Break in Service did equal or exceed the greater of (x) 60 consecutive months or (y) his previous Vesting Service, then upon his reemployment he shall be treated as a new Employee for all purposes under the Regulations.
If an Employee receives a distribution or is deemed to receive a distribution pursuant to Article VII, Section 3 and the Employee is rehired by an Employer, he shall have the right to reinstate his Benefit Service and restore his retirement benefits (including all optional forms of benefits and subsidies relating to such benefits) to the extent forfeited upon the repayment to the Pentegra DB Plan of the full amount of the distribution plus interest, compounded annually from the date of distribution at the rate determined under Section 411(c)(2)(C) of the IRC. Such repayment must be made before the earlier of five (5) years after the first date on which the Member is reemployed by an Employer, or the date the Member incurs a Break in Service of at least 60 consecutive months.

Solely for purposes of determining whether a Break in Service has occurred, an individual who has a maternity or paternity absence, as determined by the Pentegra DB Plan in accordance with the IRC and ERISA, that continues beyond the first anniversary of the first day of absence by reason of a maternity or paternity absence shall incur a Break in Service on the date of the second anniversary of the first day of such maternity or paternity absence; provided, that the individual timely provides the Pentegra DB Plan with such information as it shall require. For purposes of the Regulations, maternity or paternity absence shall mean an absence from work by reason of the individual’s pregnancy, the birth of the individual’s child or the placement of a child with the individual in connection with adoption of the child by such individual, or for purposes of caring for a child for the period immediately following such birth or placement.
In the event a Member is no longer part of an eligible class of Employees and becomes ineligible to participate but has not incurred a Break in Service, such Employee will participate immediately upon returning to an eligible class of Employees. If such Member incurs a Break in Service, eligibility will be determined under the Break in Service rules of the Regulations.
In the event an Employee who is not part of an eligible class of Employee becomes a part of an eligible class, such Employee will participate immediately if such Employee has satisfied the minimum age and service requirements provided in Section 2.2 and would have otherwise previously become a Member.
In the event a Member terminates employment when his Employer participates under the Pentegra DB Plan with a different basis of participation for employees hired on or after a specified date, such Member, upon reemployment, will participate under the Employer’s latest adopted basis of participation unless the Member’s Break in Service did not exceed 12 consecutive months. If the Member’s Break in Service did not exceed 12 consecutive months, such Member ‘s basis of participation shall be the basis under which he was covered prior to his termination of employment.
SECTION 3. INACTIVE MEMBERSHIP
If an Employer certifies to the Pentegra DB Plan that it expects a Member to complete less than 1,000 Hours of Service in the 12 consecutive month period commencing on his Enrollment Date (or any January 1 thereafter), he shall be deemed an “inactive Member.” This does not constitute a Break in Service. During a period of inactive membership (a) Vesting Service shall accrue, (b) Benefit Service shall not accrue, and (c) no contributions may be made by such inactive Member. If it is later determined that such Member has completed, or is expected to complete, at least 1,000 Hours of Service in any such period, then his regular membership shall be restored, and his Benefit Service shall be credited retroactively for such period. Inactive membership shall also be deemed to occur whenever a Member (a) is transferred from regular membership to a class of employees for which the Employer has requested, and the Pentegra DB Plan has granted, exclusion pursuant to Article II, or to a non-participating corporation which is a member of a controlled group of corporations of the Employer (within the meaning of Section 1563(a) of the IRC) or (b) receives no income from an Employer other than commissions and such Employer, which previously included commissions as Salary, elects not to include commissions as Salary under Article I, Section 42 of the Regulations.

No benefit other than the refund of the Member’s Accumulated Contributions, if any, is payable on account of disability or death incurred during inactive membership, except that if the Member is eligible for early retirement and dies during such period, his Beneficiary shall be entitled to the death benefit which would have been payable under Article IV, Section 3(B) or Article V, Section 4(B), whichever is applicable. Notwithstanding anything to the contrary under the Regulations, if a Member becomes an “inactive Member,” he shall be permitted to elect to commence the payment of his Retirement Allowance at any time after his attainment of age 65 while an inactive Member. If an inactive Member has elected to commence the payment of his Retirement Allowance and, subsequent to the commencement of such allowance, the Member returns to active membership status and thus is no longer an inactive Member, such Member may elect to continue to receive his Retirement Allowance or to suspend the payment of his Retirement Allowance. Any benefits which accrue subsequent to the Member’s return to active Member status shall be deemed to be provided to the extent of the Equivalent Value of any benefits paid (taking into account only those payments made in accordance with the applicable normal form of Retirement Allowance payable under the Regulations) to the Member; provided, however, in no event shall the Member’s accrued benefit be reduced below such Member’s accrued benefit as of the close of the Plan Year immediately preceding the Plan Year in which such additional benefits accrue.
SECTION 4. LEAVES OF ABSENCE
(A)	Service crediting and membership shall continue during any approved leave of absence, provided that the Employer notifies the Pentegra DB Plan of its intention to grant to a specific Employee or Member, pursuant to the Employer’s policy which is uniformly applicable to all its Employees under similar circumstances, one of the leaves of absence described in Subsection (B) of this Section 4, and agrees to notify the Pentegra DB Plan at the conclusion thereof.

(B)	For purposes of the Regulations, the following are the only types of approved leaves of absence:

TYPE 1

Non-military leave granted to a Member for a period not in excess of one year during which contributions continue. Under this leave, Benefit Service continues to accrue and any benefit, except disability retirement, for which the Member is otherwise eligible may become payable during the period of the leave. Further, an Employer may elect that this leave be extended beyond the one-year period to cover a Member who is receiving payments under (i) a disability program of the Employer, or (ii) Title II of the Federal Social Security Act, but not beyond his Normal Retirement Date.

TYPE 1A

Special military leave granted to a Member who is required to report for military service pursuant to an involuntary call-up in the reserves. Under this leave, Benefit Service continues to accrue for the period of such military service and any benefit, except disability retirement, for which the Member is otherwise eligible may become payable during the period of the leave. This special military leave shall terminate upon the earlier to occur of (i) the Member’s reemployment or (ii) 90 days after the Member completes such military service.

TYPE 2

Non-military leave or layoff granted to a Member for a period not in excess of one year during which no contributions are made. Under this leave, Vesting Service continues to accrue, but Benefit Service ceases to accrue. Benefit Service shall recommence upon termination of the leave and resumption of contributions.

TYPE 3

Military or other governmental service leave granted to a Member from which he returns directly to the Service of an Employer. Under this leave, Vesting Service continues to accrue, but Benefit Service ceases to accrue. Benefit Service shall recommence upon termination of the leave. However, such Benefit Service as did not accrue by reason of the absence may be credited retroactively to the Member at the election of the Employer on a uniform basis or as otherwise required by applicable law.

No benefit, other than a refund of the Member’s Accumulated Contributions, if any, is payable on account of disability or death incurred during a Type 2 or Type 3 leave under this Subsection (B), except that if the Member is eligible for early retirement and dies during any leave, his Beneficiary shall be entitled to the death benefit which would have been payable under Article IV, Section 3(B) or Article V, Section 4(B), whichever is applicable. At the termination of any leave, a Break in Service shall occur unless the Member is then vested or hired by an Employer.

(C)	Notwithstanding any provision of the Regulations to the contrary, effective December 12, 1994, contributions, benefits and service credits with respect to qualified military service will be provided in accordance with Section 414 (u) of the IRC.
SECTION 5. SERVICE WITH A CONTROLLED CORPORATION
In determining an Employee’s Service for purposes of eligibility for membership under Article II and for vesting under Article IV, all Service with a corporation which is a member of a controlled group of corporations of the Employer (within the meaning of Section 1563(a) of the IRC) shall be taken into account.
SECTION 6. UNIFORM APPLICABILITY OF RULES
Notwithstanding anything in the Regulations to the contrary, Service credited to each Employee and Member with respect to membership, vesting and benefits shall be determined by the Pentegra DB Plan on a basis uniformly applicable to each Employee or Member similarly situated, in accordance with ERISA.

ARTICLE XI MISCELLANEOUS PROVISIONS
SECTION 1. LIMITATIONS ON BENEFITS REQUIRED BY THE IRC
(A)	In order that the Pentegra DB Plan be maintained as a qualified trust under the IRC, the benefits payable under the Regulations to or in respect of a Member shall be subject to the limitations set forth in this Section 1, notwithstanding any other provision of the Regulations. A Member’s benefits to which this Section 1 is applicable are those attributable to his Employer’s contributions (and contributions by Affiliates as defined in Article XI, Section 6(A)), but excluding to the maximum extent permissible under the IRC (i) any allowance payable under Article VI to his Spouse as Contingent Annuitant, and (ii) any benefit which is not directly related to his Retirement Allowance. All defined benefit plans (whether or not terminated) of an Employer and its Affiliates (as defined in Article XI, Section 6(A)) are to be treated as one defined benefit plan for purposes of applying the limitations on benefits described in this Section 1.

(B)	The benefits to which this Section 1 is applicable may not for any Limitation Year exceed the actuarial equivalent (calculated as of the date of commencement of the Member’s Retirement Allowance or his death, if earlier) of an annual single life annuity payable to the Member in an amount equal to the lesser of:
(i)	$90,000 (the “Dollar Limitation”), or

(ii)	100 percent of the Member’s High-3 Year Average Compensation (the “Compensation Limitation”), subject, however, to the following provisions of this Article XI. For purposes of this Article XI, “High-3 Year Average Compensation” means a Member’s average annual salary for the three consecutive years of Benefit Service during which his salary was highest (or for all the years of Benefit Service if less than 3). For purposes of determining a Member’s “High-3 Year Average Compensation” under this Subsection (B), a Member’s salary shall be his/her 415 Compensation.

For all purposes under the Regulations, “415 Compensation” shall mean the compensation as required to be reported under Sections 6041, 6051, and 6052 of the IRC (Wages, tips and other compensation as reported on Form W-2). Compensation is defined as wages within the meaning of Section 3401(a) and all other payments of compensation to an employee by the employer (in the course of the employer’s trade or business) for which the employer is required to furnish the employee a written statement under Sections 6041(d), 6051(a)(3), and 6052. Compensation must be determined without regard to any rules under Section 3401(a) that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Section 3401(a)(2)). Effective January 1, 1998, for purposes of determining 415 Compensation, such compensation shall include any elective deferral (as defined in Section 402(g) (3) of the IRC), and any amount which is contributed or deferred by the Member’s Employer at the election of the Employee and which is not includible in the gross income of the Employees by reason of Sections 125, 457, and effective January 1, 1999, Section 132(f) (4) of the IRC.
(C)	The limitations on the maximum amount of benefits contained in Subsection (B) of this Section 1 shall be adjusted as follows:
(1)	The Dollar Limitation shall be adjusted annually, for limitation years beginning after December 31, 1987, for increases in the cost-of-living on or after October 1, 1986 in accordance with the IRS Regulations.

(2)	In the case of a benefit beginning prior to a Member’s social security retirement age, as defined in Section 415(b)(8) of the IRC, the Dollar Limitation applicable to such benefit shall be reduced in accordance with the IRS Regulations to an amount which is equal to a single life annuity commencing at the same time which is the actuarial Equivalent Value of a straight life annuity equal to the Dollar Limitation commencing at the Member’s social security retirement age. The adjustment referred to in the preceding sentence shall be determined as follows:
(i)	If the annual benefit commences before the Member’s social security retirement age, but on or after age 62, and the Member’s social security retirement age is 65, the dollar limitation for benefits commencing on or after age 62 is determined by reducing the defined benefit dollar limitation by 5/9 of one percent for each month by which benefits commence before the month in which the Member attains age 65.

(ii)	If the annual benefit commences before the Member’s social security retirement age, but on or after age 62, and the Member’s social security retirement age is greater than 65, the dollar limitation for benefits commencing on or after age 62 is determined by reducing the defined benefit dollar limitation by 5/9 of one percent for each of the first 36 months and 5/12 of one percent for each of the additional months (up to 24 months) by which benefits commence before the month of the Member’s social security retirement age.

(iii)	If the annual benefit of a Member commences prior to age 62, the defined benefit dollar limitation shall be the actuarial equivalent, determined in accordance with IRC Section 415 and IRS Regulations, of an annual benefit beginning at age 62, as determined in (i) or (ii) above, reduced for each month by which benefits commence before the month in which the Member attains age 62. For Limitation Years beginning on or after January 1, 1995, such benefit may not exceed the lesser of the equivalent amount computed using the interest rate and mortality table (or tabular factor) used in the plan for actuarial equivalence for early retirement benefits, and the amount computed using 5 percent interest and the applicable mortality table (to the extent that the mortality decrement is used prior to age 62), regardless of whether the benefit is or is not subject to Section 417(e)(3) of the IRC.
(3)	In the case of a benefit beginning after the Member’s social security retirement age, the Dollar Limitation shall be increased in accordance with the IRS Regulations to an amount which is equal to a single life annuity commencing at the same time which is the Equivalent Value of a single life annuity equal to the Dollar Limitation commencing at the social security retirement age. The maximum dollar limitation on benefits is the lesser of the equivalent amount computed using the interest rate and mortality table (or tabular factor) used in the Pentegra DB Plan’s Regulations for actuarial equivalence for late retirement benefits, and the amount computed using 5 percent interest and the applicable mortality table, regardless of whether the benefit is or is not subject to Section 417(e)(3) of the IRC.

(4)	Notwithstanding the provisions of Subsection (B) and Paragraphs (1), (2) and (3) of this Subsection (C), the benefits payable to a Member from the Pentegra DB Plan shall not be deemed to exceed the limitations of such provisions if (i) the retirement benefits payable with respect to such Member under the Pentegra DB Plan and all other defined benefit plans of his Employer do not exceed $10,000 for the Plan Year, or for any prior Plan Year, and (ii) the Employer has not at any time maintained a defined contribution plan in which the Member participated. If the Member has fewer than 10 years of Service, the $10,000 benefit shall be multiplied by a fraction, the numerator of which is the Member’s years of Service (computed to fractional parts of a year) and the denominator of which is 10.

(5)	In accordance with the IRC and the Regulations, if the Member has fewer than 10 years of membership in the Pentegra DB Plan, the Dollar Limitation shall be multiplied by a fraction, the numerator of which is the number of years (computed to fractional parts of a year) of membership in the Pentegra DB Plan, and the denominator of which is 10. In the event a Member terminated employment with an Employer prior to August 3, 1992, the Dollar Limitation applicable to any amendment of the Regulations or election by the Employer under the Regulations, made on or after May 17, 1989 but before August 3, 1992, which improves benefits thereunder shall be subject to a separate 10 years of Pentegra DB Plan membership requirement based only on years of Pentegra DB Plan membership credited on or after the date of such amendment to, or election under, the Regulations; provided, however, an Employer may elect, no later than June 30, 1993, not to have a separate 10 years of Pentegra DB Plan membership requirement apply to such benefit improvement; and provided, further, such election may not apply to any such benefit improvement provided pursuant to an early retirement window benefit under Article V, Section 7 unless (i) the amount of the benefit improvement would be provided under a nonqualified plan providing benefits which otherwise would be payable under the Pentegra DB Plan but for certain legal restrictions, (ii) all such Members eligible for an early retirement window benefit under Article V, Section 7 are given notice that the portion of any such benefit which was restricted under the Pentegra DB Plan would be provided through a nonqualified plan, and (iii) the Employer indemnifies the Board, the Pentegra DB Plan, the employees of the Pentegra DB Plan and such other person or persons as may be designated by the Board in such manner as shall be acceptable to the Board in its sole discretion. In accordance with the IRC and the IRS Regulations, if the Member has fewer than 10 years of Service, the Compensation Limitation shall be multiplied by a fraction, the numerator of which is the Member’s years of Service (computed to fractional parts of a year) and the denominator of which is 10.

(6)	In no event shall Paragraph (5) of this Subsection (C) reduce the Dollar Limitation and the Compensation Limitation to an amount less than one-tenth of the applicable limitation (determined without regard to such Paragraph (5)).

(7)	For Limitation Years beginning on or after January 1, 1995, the actuarial equivalent straight life annuity for purposes of applying the limitations under Section 415(b) of the IRC to benefits that are not subject to Section 417(e)(3) of the IRC is equal to the greater of the equivalent annual benefit computed using the interest rate and mortality table (or tabular factor) specified in the Pentegra DB Plan’s Regulations for actuarial equivalence for the particular form of benefit payable, and the equivalent annual benefit computed using a 5 percent interest rate assumption and the applicable mortality table. For benefits subject to Section 417(e)(3), the equivalent annual benefit shall be computed using the interest and mortality table (or tabular factor) specified in the Pentegra DB Plan’s Regulations for actuarial equivalence for the particular form of benefit payable, or the equivalent annual benefit shall be computed using the applicable interest rate and the applicable mortality table, with such applicable interest rate and applicable mortality table equal to the interest rate and mortality table specified in Article VII, Section 2(B); provided that for Limitation Years beginning on or after July 1, 2004 and prior to July 1, 2006, when applying the rule otherwise set forth in this sentence, “5.5 percent” shall be used in lieu of the applicable interest rate. Notwithstanding the foregoing, with respect to distributions commencing July 1, 2004 and before December 31, 2004, the amount payable in a form subject to Section 417(e)(3) of the IRC shall not be less than the amount permitted under this Section 1(BC)(7) using, when applying the rules of this paragraph to the adjustment of that benefit to a straight life annuity, the “applicable interest rate” under Section 417(e)(3) of the IRC in effect on June 30, 2004.

Notwithstanding the foregoing, effective on and after July 1, 2006, if the benefit is subject to Section 417(e)(3) of the IRC, for purposes of applying the limitations of Section 415(b) of the IRC, the annual benefit shall be adjusted to an equivalent annual benefit in the form of a straight life annuity, which equivalent annual benefit shall be the greatest of (i) the equivalent annual benefit computed using the interest rate and mortality table (or tabular factor) specified in the Pentegra DB Plan’s Regulations for actuarial equivalence for the particular form of benefit payable; (ii) 105 percent of the equivalent annual benefit using the applicable interest rate and applicable mortality table; and (iii) the equivalent annual benefit using 5.5 percent interest rate and applicable mortality table, with such applicable interest rate and applicable mortality table equal to the interest rate and mortality table specified in Article VII, Section 2(B).
(D)	Notwithstanding the foregoing provisions of this Article XI, if a Member also participates in any defined contribution plan (as defined in Sections 414(i) and 415(k) of the IRC) maintained by the Employer (or any organization which is required to be aggregated with such Employer under Section 414(b), (c), (m) or (o) of the IRC), the sum of the Member’s “Defined Benefit Fraction” (as defined in IRC Section 415(e)(2)) and the Member’s “Defined Contribution Fraction” (as defined in IRC Section 415(e)(3)) shall not exceed 1.0. If a Member makes contributions to the Pentegra DB Plan, the amount of such contributions shall be treated as an annual addition to a qualified defined contribution plan for purposes of Section 415 of the IRC.

Notwithstanding the above, effective for Limitation Years beginning on or after January 1, 2000, Section 415(e) of the IRC shall not apply.

(E)	Notwithstanding the foregoing provisions of this Article XI, if the maximum limitation on Retirement Allowances with respect to any individual who was a Member prior to July 1, 1987 and whose Retirement Allowance (determined without regard to any changes in the Regulations after May 5, 1986 and without regard to cost of living adjustments occurring after May 5, 1986) exceeds the limitations set forth in Subsection (B) of this Section 1, then, for purposes of such Subsection (B) and Sections 415(b) and (e) of the IRC, the Dollar Limitation with respect to such Member shall be equal to such Member’s Retirement Allowance as of June 30, 1987; provided that, such Member’s Retirement Allowance did not exceed the maximum limitation as in effect for all Plan Years commencing prior to July 1, 1987.

(F)	The Pentegra DB Plan may from time to time adjust or modify the maximum limitations applicable to a Member’s benefits under this Section 1 as may be required or permitted by the IRC or ERISA prior to the date that payment of any of such benefits commences.
SECTION 2. SMALL BENEFITS
Following a Retiree’s termination of employment, the Pentegra DB Plan shall pay a Retiree, who has not begun to receive his Retirement Allowance, a lump sum equal to the Equivalent Value of his regular Retirement Allowance if such lump sum does not exceed $1,000 ($3,500 prior to March 28, 2005). Such lump sum shall be in lieu of the Retirement Allowance which otherwise would be payable. If the Equivalent Value of a Member’s vested accrued benefit derived from Employer and Employee contributions exceeds (or at the time of any prior distribution exceeded) $1,000 ($3,500 prior to March 28, 2005), and the accrued benefit is immediately distributable, the Member and the Member’s Spouse (or where either the Member or the Spouse has died, the survivor) must consent to any distribution of such accrued benefit. The consent of the Member and the Member’s Spouse shall be obtained in writing within the 90-day period ending on the annuity starting date. The annuity starting date is the first day of the first period for which an amount is paid as an annuity or any other form. The Pentegra DB Plan shall notify the Member and the Member’s Spouse of the right to defer any distribution until the Member’s accrued benefit is no longer immediately distributable. Such notification shall include a general description of the material features, and an explanation of the relative values of, the optional forms of benefit available under the Pentegra DB Plan in a manner that would satisfy the notice requirements of IRC Section 417 (a) (3), and shall be provided no less than 30 days and no more than 90 days prior to the annuity starting date. However, distribution may commence less than 30 days after the notice described in the preceding sentence is given, provided the distribution is one to which Sections 401 (a) (11) and 417 of the IRC do not apply, the Pentegra DB Plan clearly informs the Member that the Member has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and the Member, after receiving the notice, affirmatively elects a distribution.
Notwithstanding the foregoing, only the Member need consent to the commencement of a distribution in the form of a qualified joint and survivor annuity while the accrued benefit is immediately distributable. Neither the consent of the Member nor the Member’s Spouse shall be required to the extent that a distribution is required to satisfy Section 401(a)(9) or Section 415 of the IRC.

SECTION 3. AMOUNTS PAYABLE TO INCOMPETENTS, MINORS OR ESTATES
If the Pentegra DB Plan shall find that any person to whom any amount is payable under the Regulations is unable to care for his affairs because of illness or accident, or is a minor, or has died, then any payment due him or his estate (unless a prior claim therefor has been made by a duly appointed legal representative) may be paid to his Spouse, relative or any other person deemed by the Board to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Pentegra DB Plan therefor.
SECTION 4. NON-ALIENATION OF AMOUNTS PAYABLE
Except insofar as applicable law may otherwise require, or pursuant to the terms of a Qualified Domestic Relations Order, no amount payable under the Regulations shall be subject in any manner to alienation by anticipation, sale, transfer, assignment, bankruptcy, pledge, attachment, charge or encumbrance of any kind, and any attempt to so alienate shall be void; nor shall the Pentegra DB Plan in any manner be liable for or subject to the debts or liabilities of any persons entitled to any such amount payable; and further if for any reason any amount payable under the Regulations would not devolve upon such person entitled thereto, then the Board, in its discretion, may terminate his interest and hold or apply such amount for the benefit of such person or his dependents as it may deem proper.
SECTION 5. UNCLAIMED BENEFITS
If the Pentegra DB Plan cannot ascertain the whereabouts of any person to whom an amount is payable under the Regulations, and, if after 5 years from the date such payment is due, a notice of such payment is mailed to the address of such person, as last shown on the records of the Pentegra DB Plan, and within 3 months after such mailing such person has not filed with the Pentegra DB Plan written claim therefor, the Board may direct that such payment and all remaining payments and other benefits, if any, otherwise payable on his account be cancelled and, to the extent permitted by ERISA, be applied to reduce contributions. Upon cancellation, the Pentegra DB Plan shall have no further liability therefor, provided that any such amount payable shall be reinstated if such person subsequently makes a valid claim therefor.

SECTION 6. TOP HEAVY PROVISIONS
The provisions of this Section 6 shall apply and supersede all other provisions in the Regulations inconsistent therewith during each Plan Year with respect to which an Employer’s plan constitutes a top heavy plan for purposes of the IRC.
(A)	For purposes of this Section 6, the following terms shall have the meanings set forth below:
(1)	“Affiliate” — Any entity affiliated with any Employer within the meaning of Section 414(b), 414(c) or 414(m) of the IRC, except that for purposes of applying the provisions hereof with respect to the limitation on contributions, Section 415(h) of the IRC shall apply.

(2)	“Aggregation Group” — The group composed of each qualified retirement plan of the Employer or an affiliate in which a key employee is a participant and each other qualified retirement plan of the Employer or an affiliate which enables a plan of the Employer or an affiliate in which a key employee is a participant to satisfy Section 401(a)(4) or 410 of the IRC. In addition, the Board may choose to treat any other qualified retirement plan as a member of the aggregation group if such aggregation group will continue to satisfy Sections 401(a)(4) and 410 of the IRC with such plan being taken into account.

(3)	“Determination Date” — the last day of the preceding Plan Year or, in the case of the first Plan Year, the last day of such Plan Year.

(4)	“Key Employee” — A “key employee” as defined in Sections 416(i)(1) and (5) of the IRC and IRS Regulations. For purposes of Section 416 of the IRC and for determining who is a Key Employee, an Employer which is not a corporation shall be deemed to have “officers” only for Plan Years beginning after June 30, 1985. For purposes of determining who is a key employee, compensation shall mean 415 Compensation (as defined in Section 1(B) of this Article XI).

(5)	“Top Heavy Ratio” — is a fraction, the numerator of which is the sum of the present value of accrued benefits of all Key Employees as of the applicable Determination Date (including any part of any accrued benefit distributed in the five year period ending on the Determination Date), and the denominator of which is the sum of the present value of accrued benefits (including any part of any accrued benefits distributed in the five year period ending on the Determination Date). The accrued benefits of a Member who (i) is not a Key Employee but who was a Key Employee in the prior year, or (ii) has not been credited with at least one hour of Service with his Employer at any time during the five year period ending on the determination date will be disregarded. The calculation of the Top Heavy Ratio, and the extent to which distributions, rollovers, and transfers are taken into account will be made in accordance with Section 416 of the IRC and the IRS Regulations.
(B)	The Employer’s plan under the Pentegra DB Plan will be considered a top heavy plan for any Plan Year if the Employer’s plan is determined to be a top heavy plan as of the last day of the immediately preceding Plan Year. For purposes of determining whether an Employer is maintaining a plan under the Pentegra DB Plan which constitutes a top heavy plan, the present value of a Member’s Retirement Allowance shall be determined using 8% interest and the 1989 George B. Buck mortality table with a 50%/50% blend of the male and female mortality rates.

The accrued benefit of a Member other than a Key Employee shall be determined under (i) the method, if any, that uniformly applies for accrual purposes under all defined benefit plans maintained by the Employer, or (ii) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of Section 411(b)(1)(C) of the IRC.

For purposes of Subsection (E)(1) of this Section 6, the present value of a Member’s Retirement Allowance shall be determined as of the last day of the immediately preceding Plan Year and shall include amounts distributed to or on behalf of the Member within the four immediately preceding Plan Years.

(C)	For any Plan Year that an Employer’s plan is determined to be a top heavy plan, only the first $200,000 (adjusted annually for years beginning on or after January 1, 1998, in accordance with IRS Regulations) (or, for Plan Years beginning on or after July 1, 1994, $150,000 (as adjusted for cost-of-living and otherwise limited or modified in accordance with Section 401(a)(17) of the IRC and applicable IRS rulings and IRS Regulations)) of compensation (as defined in Section 1.415-2(d) of the IRS Regulations) shall be credited to a Member for purposes of the Regulations.

(D)	If an Employer’s plan is a top heavy plan with respect to any Plan Year, the nonforfeitable percentage of the Retirement Allowance which is derived from Employer contributions on behalf of each Member who is credited with at least one Hour of Service on or after the date an Employer’s plan becomes top heavy shall not be less than the amount determined in accordance with Table II set forth in Article IV, Section 2(B)(v).

(E)	(1)	Subject to the provisions of Subsection (F) of this Section 6, if an Employer’s plan constitutes a top heavy plan, the Retirement Allowance derived from Employer contributions for each Member of the Employer who has completed a year of Membership Service and who is not a Key Employee shall not, at such point, be less than the product of (a) such Member’s average 415 Compensation (as defined in Section 1(B) of this Article XI), multiplied by the (b) lesser of (i) 2% multiplied by the number of years (computed to fractional parts of a year) of Membership Service with the Employer or (ii) 20%. For purposes of the preceding sentence, years of Membership Service shall not include any year of Membership Service credited with respect to Plan Years which began prior to January 1, 1984, or any other year of Membership Service credited with respect to a Plan Year during which the an Employer’s plan did not constitute a top heavy plan.

	(2)	For purposes of this Subsection (E), average 415 Compensation shall mean the average of a Member’s 415 Compensation for the period of five consecutive years of Service (or, if the Member does not have five consecutive years of Service, his actual number of consecutive years of Service) during which the Member had the greatest aggregate 415 Compensation.

(F)	(1)	For each Plan Year that an Employer’s plan is a top heavy plan, 1.0 shall be substituted for 1.25 as the multiplicand of the Dollar Limitation in determining the denominator of the Defined Benefit Fraction and of the Defined Contribution Fraction for purposes of Section 415(e) of the IRC, except that this paragraph shall not apply effective for Limitation Years beginning on or after January 1, 2000 due to the repeal of Section 415(e) of the IRC.

(2)	If, after substituting 90% for 60% wherever the latter appears in Section 416(g) of the IRC, an Employer’s plan is not determined to be a top heavy plan, the provisions of Paragraph (1) of this Subsection (F) shall not be applicable if the Retirement Allowance for each Member who is not a Key Employee is determined in accordance with Subsection (E)(1) of this Section 6, substituting 3% for 2% and 30% for 20% in this Subsection.
(G)	The Board shall, to the maximum extent permitted by the IRC and in accordance with the governmental regulations, apply the provisions of this Section 6 by taking into account the benefits payable and the contributions made under the Pentegra Defined Contribution Plan for Financial Institutions (formerly known as the Financial Institutions Thrift Plan) or any other qualified plan maintained by an Employer, to prevent inappropriate omissions or required duplication of minimum contributions.
SECTION 7. TRANSFER OF ASSETS AND LIABILITIES FROM PRIOR PLAN
Provided that all benefits (including all optional forms of benefit) are protected in accordance with Section 411(d)(6) of the IRC (or any successor thereto) and the IRS Regulations thereunder, an Employer which adopts the Pentegra DB Plan may, with the approval of the Board and in accordance with such administrative procedures as the Board may adopt, transfer the assets and liabilities under a tax-qualified retirement plan maintained by such Employer (the “prior plan”) to the Pentegra DB Plan with respect to retirees currently receiving benefits and participants with deferred vested benefits under the prior plan. As a condition to the Pentegra DB Plan’s acceptance of such assets and liabilities under the prior plan, the Employer shall provide, in a form and manner acceptable to the Board, (i) an indemnification agreement by the Employer providing for the indemnification of the Board, the Pentegra DB Plan, employees of the Pentegra DB Plan and such other person or persons as may be designated by the Board, (ii) a representation by the Employer’s counsel that, among other things, the prior plan satisfies the requirements for qualification under the IRC, including, but not limited to Section 401(a) thereunder, and (iii) evidence, satisfactory to the Board, that the Employer satisfies the appropriate capital requirements under the Financial Institutions Reform, Recovery and Enforcement Act of 1989 or such other similar statutory or regulatory requirement.
In addition to protecting those prior retirement plan benefits as required in the preceding paragraph, an Employer may preserve any other retirement plan options which are not required to be protected under Section 411(d)(6) of the IRC which the Board, in its discretion, determines to be legal and administratively feasible.

SECTION 8. SUPPLEMENTAL RETIREMENT ALLOWANCE
Each Member may elect to supplement his Retirement Allowance (the “Supplemental Retirement Allowance”) by electing to transfer assets held on the Member’s behalf in a defined contribution plan maintained by the Member’s Employer (or an Individual Retirement Account funded exclusively from a distribution from a qualified plan maintained (or previously maintained) by his Employer) to the Pentegra DB Plan if such election is made within one (1) year of the Member’s commencement of benefit payments under the Pentegra DB Plan and the Member did not elect to receive any portion of his Retirement Allowance in the form of a lump sum payment.
Upon receipt of the Member’s asset transfer, the Pentegra DB Plan shall convert the amount transferred to the applicable normal retirement form, subject to the right to elect an optional form of payment with spousal consent, if applicable. The factor used to convert the amount transferred to the applicable annuity payment form shall be determined by (i) the interest factor mandated by the Retirement Protection Act of 1994 which shall be the monthly average 30 Year Treasury rate (or such other analogous rate prescribed by the IRS) with a three month look back from the asset transfer date plus .75%, and (ii) the GAM 83 mortality table (or such other mortality table as required by the IRS).
Should a Member die after transferring assets to the Pentegra DB Plan pursuant to this Section 8 but prior to commencing payment of his Supplemental Retirement Allowance, the death benefit attributable to such transfer amount shall be paid in one lump sum to the Member’s Spouse as Beneficiary; provided, however, that if such Retiree is not married or the Retiree’s Spouse had consented in writing to the designation of a different Beneficiary, the transferred benefit will be paid to such designated Beneficiary.

ARTICLE XII WITHDRAWAL OF PARTICIPATING EMPLOYER
SECTION 1. GENERAL
(A)	Any Employer may withdraw from the Pentegra DB Plan pursuant to the requirements of this Article XII and such other administrative procedures as may be adopted from time to time by the Pentegra DB Plan.

(B)	The provisions of this Article XII shall be effective with respect to any Employer withdrawal from the Pentegra DB Plan that occurs on or after July 1,2005.
SECTION 2. NOTICE AND EFFECT
(A)	Any Employer may withdraw from the Pentegra DB Plan by giving the Pentegra DB Plan written notice specifying a withdrawal date which shall be the last day of any calendar quarter that occurs at least 60 days following the receipt of such notice by the Pentegra DB Plan. Such date shall be referred to as the Date of Withdrawal (DOW).

(B)	An Employer’s withdrawal notice shall be deemed to be invalid unless the benefit accruals for its Employees are frozen on or before the specified DOW in accordance with the applicable provisions of the IRC, ERISA, or the rulings and regulations promulgated thereunder. The retirement benefits of each Employee who is a Member on the DOW based upon Salary and Benefit Service to such date shall be nonforfeitable as of the DOW.

(C)	The Pentegra DB Plan may require any Employer to withdraw if the Pentegra DB Plan determines that the Employer has failed to pay its contributions, charges or other assessments made by the Board, or to comply with any other provision of the Regulations or any other applicable provision of the IRC, ERISA, or the rulings and regulations promulgated thereunder. The withdrawal date specified by the Pentegra DB Plan shall be the last day of any calendar quarter that occurs at least 60 days after it has given the Employer written notice. Such date shall be referred to as the Date of Withdrawal (DOW). A withdrawal that is initiated pursuant to this Section 2(C) shall in all other respects be administered as if it had been initiated directly by the Employer pursuant to Article XII Section 2(A).

(D)	An Employer who has properly submitted a withdrawal notice may give the Pentegra DB Plan a written rescission of such withdrawal notice at any time prior to the transfer of its benefit obligations pursuant to Article XII, Section 6. Such rescission shall have no effect with respect to the actions the Employer has taken to cease benefit accruals pursuant to Article XII Section 1(B).

(E)	An Employer shall be deemed to have rescinded its withdrawal notice in the event that it fails, within a reasonable period of time, to comply with any administrative, funding or other workstep necessary to complete the withdrawal, as determined by the Pentegra DB Plan in its sole discretion. Such failures may include, but are not limited to, a failure to timely provide required information, a failure to timely execute documents, or a failure to timely remit any required contribution. The Pentegra DB Plan shall promptly notify an Employer of such deemed rescission. An Employer that has incurred a deemed rescission shall not be precluded from withdrawing from the Pentegra DB Plan as of a later DOW pursuant to the general notice requirements of this Section 2.
SECTION 3. DETERMINATION OF NOTIONAL PLAN ASSETS
(A)	In connection with a request to withdraw, an Employer shall be credited for bookkeeping purposes with a notional amount of assets in the Pentegra DB Plan. Such amount shall be referred to as the Employer’s Notional Assets. An Employer’s Notional Assets shall be equal to the following:
(1)	The Employer’s Prior Market Value of Assets, plus or minus

(2)	Assumed Investment Earnings through the DOW, plus or minus

(3)	Asset Adjustments; plus or minus

(4)	Credited Investment Income from the DOW to the Date of Asset Transfer; plus or minus

(5)	Adjustments for Benefit Payments and Contributions
(B)	An Employer’s Prior Market Value of Assets shall be equal to the fair market value of assets that the Employer was notionally allocated as of the actuarial valuation date used for purposes of compliance with the minimum funding standards of ERISA and the IRC coincident with or immediately preceding the DOW. To the extent such fair market value includes any contributions receivable from the Employer or is net of any benefits payable, such receivables and payables shall be disregarded.

(C)	An Employer’s Assumed Investment Earnings through the DOW shall be equal to the investment earnings (or losses) that are assumed to have been earned on the Employer’s Prior Market Value of Assets between the relevant actuarial valuation date coincident with or immediately preceding the DOW and such DOW. The assumed investment earnings shall be calculated based on the actual rates of return for the assets of the Pentegra DB Plan to the extent such rates of return are readily determinable, or reasonable estimates of such rates of return, as determined by the Pentegra DB Plan in its sole discretion, in the event that actual rates of return are not readily determinable.

(D)	An Employer’s Asset Adjustments shall be equal to the sum of the Employer’s Orphan Adjustment, Plan Entry Adjustment, Withdrawal Charges and External Expense Adjustment and Pooled Gain or Loss Adjustment, determined as follows:
(1)	An Employer’s Orphan Adjustment shall equal the Employer’s proportionate share of the estimated total cost to purchase insured annuities for all Orphans (as defined below)as of the DOW in excess of the fair value of assets that have previously been allocated to such Orphans. For purposes of determining the Orphan Adjustment, the following shall apply:
(i)	Notwithstanding the foregoing, an Employer that joined the Pentegra DB Plan on or after July 1, 2006 shall not have any Orphan Adjustment. The proportionate share for any other Employer shall be determined as the ratio of the Employer’s percentage points as provided in Schedule X (attached hereto) to the total of all percentage points for all Employers listed in Schedule X that have not previously withdrawn from the Pentegra DB Plan.

(ii)	For purposes of determining any Orphan Adjustment, the estimated total cost to purchase annuities shall be based on the present value of accrued benefits for all Orphans measured as of the actuarial valuation date coincident with or immediately preceding the DOW. Such present value shall be based on the assumptions stipulated by the PBGC under Section 4044 of ERISA for measuring the present value of benefits in a standard termination for a single employer plan. Such present value shall be increased with interest until the DOW using the immediate interest rate employed in the present value calculation.

(iii)	The fair value of assets that have previously been allocated to Orphans shall equal the fair value of assets allocated to the Orphans for purposes of developing minimum funding requirements for the Pentegra DB Plan under the IRC and ERISA as of the actuarial valuation date coincident with or immediately preceding the DOW. Such fair value of assets will be increased with interest until the DOW using the immediate interest rate employed in developing the present values pursuant to Article XII, Section 3(D)(1)(ii).

For purposes of this Article XII, an “Orphan” is a Member or former Member with an accrued benefit under the Pentegra DB Plan whose Employer has previously withdrawn from the Pentegra DB Plan without establishing a qualified successor plan to which the liability for the Member’s or former Member’s benefits under the Pentegra DB Plan has been transferred.
(2)	An Employer’s Plan Entry Adjustment, which will always be a negative adjustment in the determination of the amount of Notional Assets, is calculated by multiplying the fair value of assets that the Employer had transferred to the Pentegra DB Plan by the percentage specified in Table XX (attached hereto) based on the Employer’s date of entry into the Pentegra DB Plan.

(3)	An Employer’s Withdrawal Charges and External Expense Adjustment shall equal the sum of the following:
(i)	An Employer’s Withdrawal Charge shall be equal to the regular annual administrative fee charged by the Pentegra DB Plan or, if greater, one-half percent (0.5%) of the Employer’s Plan Withdrawal Liabilities as defined in Section 4(B) determined assuming that the Pentegra DB Plan was fully funded on a plan termination basis as contemplated under IRC Section 414(l). An Employer who files a withdrawal notice but does not withdraw for any reason as of the designated DOW shall nevertheless be assessed a withdrawal charge, which shall be determined by the Pentegra DB Plan on a reasonable basis.

(ii)	An Employer’s External Expense Adjustment shall equal the actual external costs incurred by the Pentegra DB Plan in connection with the Employer’s request to withdraw. Such costs may include, but are not limited to, legal fees, actuarial fees, audit fees and investment fees. Such costs shall be charged to the Employer, irrespective of the date such costs arise. An Employer who files a withdrawal notice but does not withdraw for any reason as of the designated DOW shall nevertheless be assessed the full amount of all incurred external costs.

(4)	An Employer’s Pooled Gain or Loss Adjustment shall equal the pooled gain or loss that otherwise would have been allocated to the notional assets of the Pentegra DB Plan credited to the Employer as of the actuarial valuation date immediately following the DOW. Such adjustment shall only apply to an Employer that has selected a June 30th DOW.
(E)	An Employer’s Credited Investment Income from the DOW to the Date of Asset Transfer shall be equal to the investment earnings that are assumed to have been earned on the sum of the values determined in Article XII, Sections 2(B), 2(C) and 2(D) between the DOW and the date(s) that assets are distributed pursuant to the operation of Article XII, Section 6. The assumed earnings shall be based on a fixed rate of interest equal to the Three Year Constant Maturity rate in effect for the week ending coincident with or immediately preceding the DOW, as published in the Federal Statistical Release. In the absence of the Release, the Pentegra DB Plan may obtain such rate from any other source it deems appropriate.

(F)	An Employer shall receive a positive asset adjustment with respect to any contribution that is made by the Employer that is not included in the Employer’s Prior Market Value of Assets. An Employer shall receive a negative asset adjustment with respect to any benefit payment made by the Pentegra DB Plan on behalf of the Employer’s Members that occurred after the date as of which the Employer’s Prior Market Value of Assets had been determined. In all cases, the Pentegra DB Plan shall allocate a pro-rata share of investment income or losses using reasonable methods to reflect the timing of such contributions and benefit payments, and in a manner that is consistent with Article XII, Sections 2(C) and 2(E).
SECTION 4. DETERMINATION OF PLAN WITHDRAWAL LIABILITIES
(A)	A withdrawing Employer shall elect the method under which its liabilities with respect to its Members shall be satisfied effective as of the DOW. The allowable methods are:
(1)	The purchase of single premium insured annuities from one or more qualified insurance companies; or

(2)	The transfer of all Plan Withdrawal Liabilities with respect to such withdrawing Employer from the Pentegra DB Plan to a qualified successor plan.

(B)	An Employer’s Plan Withdrawal Liabilities shall be equal to the following:
(1)	In the case of an Employer that has elected annuity purchases, the total cost of all such purchases

(2)	In the case of an Employer that has elected to have assets and liabilities transferred to a qualified successor plan, the amount of assets that will be transferred to such qualified successor plan in accordance with IRC Section 414(l), ERISA Section 4044 and the provisions of this Article XII, pursuant to determinations made by the Pentegra DB Plan using reasonable procedures.

SECTION 5.	DETERMINATION OF FINAL CONTRIBUTION DUE BY WITHDRAWING EMPLOYER
A withdrawing Employer shall be required to remit a final contribution to the Pentegra DB Plan as of the date insured annuity contracts are purchased (in the case of an Employer withdrawal without a qualified successor plan) or as of the date of transfer of Plan Withdrawal Liabilities (in the case of an Employer withdrawal with a qualified successor plan). The final contribution for a withdrawing Employer shall equal the excess, if any, of the Employer’s Plan Withdrawal Liabilities as defined in Article XII, Section 4(B) over the Employer’s Notional Assets as defined in Article XII, Section 3(A), as determined as of the date referred to in the preceding sentence of this Article XII, Section 5.
SECTION 6. TRANSFER OF ASSETS AND LIABILITIES OUT OF THE PENTEGRA DB PLAN
The Pentegra DB Plan shall purchase insured annuities or transfer assets and liabilities to a qualified successor plan as soon as administratively feasible following the receipt of any contributions due from the Employer pursuant to Article XII, Section 5 and such other documents, elections, certifications or other items as may be deemed necessary by the Pentegra DB Plan. Upon the Pentegra DB Plan’s purchase of insured annuity contracts or the transfer of assets and liabilities to a qualified successor plan, as the case may be, the Pentegra DB Plan shall have no liability for the benefit liabilities that are payable under such annuity contracts or that were transferred to the qualified successor plan.

SECTION 7. TRANSFER OF EXCESS ASSETS TO A QUALIFIED SUCCESSOR PLAN
(A)	In the event that a withdrawing Employer has elected to have the liabilities for its Members transferred to a qualified successor plan, any excess of the Employer’s Notional Assets over the Employer’s Plan Withdrawal Liabilities shall be transferred to such qualified successor plan pursuant to Article XII, Section 7(B), but only to the extent that the Pentegra DB Plan determines that such transfer is permissible in accordance with IRC Section 414(l) and ERISA Section 4044 as of the DOW. To the extent that a transfer is permissible but in an amount less than the full value of the Employer’s excess assets, such lesser amount shall be transferred in lieu of the full amount of excess assets. To the extent that the Pentegra DB Plan determines that a transfer of any amount is impermissible, no transfer shall occur, and the withdrawing Employer and the qualified successor plan of such withdrawing Employer shall forfeit all rights with respect to such excess assets and such assets shall remain in the Pentegra DB Plan.

(B)	Any transfer of the full or limited amount of excess assets shall be made over a three-year period to the qualified successor plan of the withdrawn Employer. One-third of such amount shall be transferred to the qualified successor plan as of the first anniversary of the DOW. One-half of the remaining undistributed amount shall be transferred to the qualified successor plan as of the second anniversary of the DOW. The entirety of the remaining undistributed amount shall be transferred to the qualified successor plan as of the third anniversary of the DOW. Any portion of the excess assets that is held by the Pentegra DB Plan shall be credited with a fixed rate of investment earnings pursuant to Article XII, Section 3(E). Notwithstanding the preceding, in the event that the Employer terminates or otherwise fails to maintain the qualified successor plan prior to the completion of the transfer of excess assets, no further asset transfers shall occur, and any rights of the Withdrawing Employer or its qualified successor plan to the remaining excess assets shall be forfeited, and such assets shall remain in the Pentegra DB Plan.
SECTION 8. RESTRICTIONS ON QUALIFIED SUCCESSOR PLAN
A transfer of assets and liabilities of the Pentegra DB Plan to a qualified successor plan (whether by merger or consolidation with such qualified successor plan or otherwise) shall not be made unless each Member would, if either the Employer’s or Employers’ participation in the Pentegra DB Plan or such qualified successor plan then terminated, receive a benefit immediately after such transfer which (after taking account of any distributions or payments to them as part of the same transaction) is equal to or greater than the benefit the Member would have been entitled to receive immediately before such transfer if the Employer’s or Employers’ participation in the Pentegra DB Plan had then been terminated. The Pentegra DB Plan may also require appropriate indemnification from the Employer or Employers maintaining such qualified successor plan before making such a transfer.

SECTION 9. PARTIAL TERMINATION
If any governmental authority or the Pentegra DB Plan determines that a partial termination (within the meaning of the IRC or ERISA) of the Pentegra DB Plan has occurred, then (i) the rights of all its affected Members to their retirement benefits accrued to the partial termination date shall be nonforfeitable, and (ii) such accrued retirement benefits shall be administered and distributed in accordance with the applicable provisions of the Pentegra DB Plan.
SECTION 10. SPECIAL PROCEDURES UPON CONSERVATORSHIP OR RECEIVERSHIP
(A)	Notwithstanding anything in the Regulations to the contrary and in accordance with such administrative procedures, requirements and conditions as the Board shall adopt, if an Employer participating in the Pentegra DB Plan is placed into conservatorship or receivership by the Resolution Trust Corporation (the “RTC”) (or such other appropriate governmental authority), the provisions of this Section 10 shall apply.
(B)	(i)	If an Employer is placed into conservatorship by the RTC, such Employer’s participation in the Pentegra DB Plan will continue uninterrupted without any formal action by the RTC or the Employer and retirement benefits will continue to accrue for its Members.

	(ii)	If the Employer is placed into receivership by the RTC, the RTC will have sixty (60) days (unless within such 60-day period the RTC requests an extension for up to thirty (30) days and the Pentegra DB Plan in its sole discretion approves such request) from the date the Employer was placed into receivership to reaffirm the Employer’s participation in the Pentegra DB Plan in which event benefits shall continue to accrue from the date the Employer was placed into receivership. Alternatively, the RTC may elect to improve benefits as of the date of receivership in such manner as shall be prescribed by the Pentegra DB Plan, provided in such case the Employer has a sufficient accounting credit under the Pentegra DB Plan to offset the cost of such benefit improvements. The credit described in the preceding sentence, which for purposes of this Section 10 shall be referred to as “FECO,” represents with respect to an Employer an accounting credit entry on the books and records of the Pentegra DB Plan which may be applied solely to offset an Employer’s contribution obligations to the Pentegra DB Plan. FECO may not be transferred by the Pentegra DB Plan for an Employer’s general corporate use or otherwise in contravention of applicable law.

(C)	If the RTC, on behalf of an Employer which is placed in receivership, elects to improve benefits, such Employer will be deemed to have withdrawn from the Pentegra DB Plan (following the election to improve benefits) without a qualified successor plan as of the date the Employer was placed into receivership. Alternatively, if the RTC neither reaffirms (within the time prescribed in Subsection (B) of this Section 10) the participation in the Pentegra DB Plan of an Employer which was placed into receivership nor elects to improve benefits, the Employer will be deemed to have withdrawn from the Pentegra DB Plan without a qualified successor plan as of the date the Employer was placed into receivership.

(D)	If an Employer which has a FECO is placed into conservatorship or receivership by the RTC and such Employer has not withdrawn (or has not been deemed to withdraw) from the Pentegra DB Plan without a qualified successor plan, the RTC may, in accordance with this Subsection (D) and such procedures as may be adopted by the Board, have the FECO made available under the Pentegra DB Plan to another entity (referred to as an “Acquirer”) if such Acquirer, in accordance with the Regulations, adopts the Pentegra DB Plan. The maximum amount of the FECO which the RTC may make available to an Acquirer is a fraction of the “available FECO,” the numerator of which is the PBGC value (as determined under IRC Section 414(l) and the IRS Regulations thereunder) of the accrued benefits of the Employees who are transferred to the Acquirer and the denominator of which is the PBGC value of the accrued benefits of all of the Employees of the Employer as of the date of the acquisition of such Employer by such Acquirer, inclusive of those Employees being transferred to the Acquirer. The “available FECO” is the total FECO attributable to the Employer as of the date of the acquisition, reduced by the amount of any FECO which could have been, but was not, made available to any previous Acquirer. The maximum amount of FECO that may be made available to an Acquirer shall not be reduced as a result of Employees being terminated by the RTC on or after the date of conservatorship or receivership. If an Acquirer does not elect to participate in the Pentegra DB Plan, there shall be deemed to occur a withdrawal by the Employer without a qualified successor plan with respect to the Employees who are transferred to the Acquirer and such Employees shall become 100% vested in their accrued benefit regardless of their number of years of Vesting Service. The RTC may apply any portion of the FECO remaining after an acquisition to fund the normal cost or to improve benefits with respect to those Employees who have not been transferred to the Acquirer and who continue to be employed by the Employer. The amount of any FECO which could have been, but was not, transferred to any previous Acquirer will be the first amount to be applied to fund the normal cost or to improve benefits with respect to those Employees who continue to be employed by the Employer. Any FECO remaining after the FECO attributable to an Employer’s participation in the Pentegra DB Plan is applied, as provided in this Subsection (D), shall remain in the Pentegra DB Plan.

SECTION 11. MISCELLANEOUS PROVISIONS
(A)	Upon any Employer withdrawal, the Employer shall continue to make all contributions required to satisfy the minimum funding standards of the IRC and ERISA as determined by the Pentegra DB Plan. Any unpaid Employer contributions, charges or other assessments shall become immediately due and payable. All unpaid contributions of the Employer shall constitute a first lien on the Employer’s assets and may be recorded by the Pentegra DB Plan in any jurisdiction.

(B)	Upon any Employer withdrawal, the Pentegra DB Plan shall notify the IRS and any other appropriate governmental authority in such manner as applicable law may require. Subject to any conditions which the IRS or other appropriate governmental authority may impose, disposition shall be made in accordance with this Article XII.

(C)	In the event of an Employer withdrawal, no amount shall become payable by the Pentegra DB Plan on or after such Employer’s DOW to or in respect of any of its Members (including those on leave of absence and inactive as described in Article X) except as provided under the applicable provisions of the Pentegra DB Plan’s Regulations and no amount shall be payable to the Employer.

(D)	For purposes of this Article XII, a qualified successor plan is a defined benefit pension plan established by the withdrawing Employer which (i) has been determined by the IRS to be a qualified and tax-exempt plan and trust within the meaning of the IRC, (ii) has provided the Pentegra DB Plan with written certification by its appropriate fiduciaries that in the event of a transfer of assets and liabilities to such successor plan as described in this Article XII, the qualified successor plan shall be fully liable for the payment of all such transferred liabilities and that the Pentegra DB Plan shall not be liable for the payment of any part of such liabilities, (iii) is intended to be maintained indefinitely and (iv) meets such other requirements of the IRS, other appropriate governmental authority or of the Board which may apply.

(E)	Notwithstanding anything to the contrary contained herein, upon receipt by the Pentegra DB Plan of a request from a federal governmental entity, as statutory receiver for a withdrawn Employer, provided the federal governmental entity became statutory receiver for the withdrawn Employer following such Employer’s withdrawal from the Pentegra DB Plan and establishment of a qualified successor plan, the Pentegra DB Plan may, in its sole discretion and subject to any conditions provided herein or otherwise, accelerate the transfer of the remaining amount of any excess assets pursuant to Article XII, Section 7, if any, to the qualified successor plan maintained by the Employer for which such governmental entity acts as receiver. Any request by a federal governmental entity, as statutory receiver for a withdrawn Employer, to accelerate the transfer of the remaining amount of such excess assets shall be accompanied by a certification to the effect that such governmental entity was duly appointed as receiver, citing the statutory authority therefore, and that such appointment continues in effect as of the date of the accelerated payment request. Prior to any such accelerated payment of the excess assets, such governmental entity shall indemnify the Pentegra DB Plan, in such form and manner as is acceptable to the Pentegra DB Plan, for the full amount of all reasonable legal fees, costs and expenses (including damages) which arise from any claims made against the Pentegra DB Plan by participants under the qualified successor plan of the Employer in receivership because of the acceleration of payments by the Pentegra DB Plan.

ARTICLE XIII TERMINATION OF THE TRUST
(A)	The Trust is the sole source of all benefits under the Regulations and shall continue, unless terminated as herein provided, until all assets of the Trust are distributed in accordance with the Regulations. The Trust and the benefit programs embodied in the Regulations may be terminated only upon a two-thirds vote of the Board and of the then participating Employers, in which event termination shall be effective on a date specified after at least 6 months’ notice to the Trustee and all members of the Board and Employers. In the event of such termination, (i) the rights of all Members to their Retirement Allowances accrued to the date of termination shall thereupon be nonforfeitable to the extent that such allowances have then been funded by such amount of assets determined by the Pentegra DB Plan to be properly allocable to such Members’ allowances, and (ii) the Board shall direct the Trustee to liquidate the assets of the Trust as promptly as it deems prudent. The Board shall notify the IRS, the PBGC and any other appropriate governmental authority of such termination at least 30 days prior to the termination date or at such other date as applicable law may require, and no distribution of the Trust’s assets shall be made until all applicable governmental approvals have been obtained by the Pentegra DB Plan.

(B)	The Board shall determine the Trust’s net funds remaining after providing for necessary expenses and shall then allocate such funds to the extent necessary and sufficient in the following order of priority:
(1)	Each Member, former Member, Retiree, and Beneficiary or Contingent Annuitant shall be entitled to a share equal to his Accumulated Contributions (or the Accumulated Contributions of the Member on whose behalf the individual is entitled to benefits), if any, less the sum of any allowances received.

(2)	Next, each Retiree, Beneficiary or Contingent Annuitant entitled to an immediate or deferred benefit on the termination date shall be entitled to a share equal to the actuarial liability attributable to his benefits reduced by his share under Paragraph (1) of this Subsection (B).

(C)	The Board shall then:
(1)	Determine as of the termination date, in the same manner as described in Article XII, Section 4, Subsection B, the actuarial liability established by the Pentegra DB Plan for each Employer group of Members as described in Article XII reduced by the amount of any allocations to such Members pursuant to Paragraph (1) of Subsection (B);

(2)	Determine the net funds remaining after providing for all allocations under Subsection (B) of this Article XIII;

(3)	Allocate such funds to all such groups of Members as of the termination date on the basis of the ratio of the actuarial liability computed for each group of Members to the total liability for such groups; and

(4)	Allocate such amounts to the individual Members in each group in accordance with the procedure set forth in Article XII, Section 7.
(D)	(1)	The amounts determined in accordance with Subsections (B) and (C) of this Article XIII shall, subject to the approval of the IRS, the PBGC and any other appropriate governmental authority, be distributed to the individuals described in such Subsections. Any surplus remaining in the Trust after such distribution shall then be distributed to the Employers in such manner as the Board shall deem equitable and appropriate.

	(2)	Notwithstanding anything in the Pentegra DB Plan’s Regulations to the contrary, before any distribution to Employers, if any surplus remains in the Trust after satisfaction of all liabilities, such remaining assets shall be equitably distributed to Members (or Beneficiaries) who made contributions to the Pentegra DB Plan under Article IX, Section (5) in accordance with the following formula:
The portion of the remaining assets which are attributable to Member contributions shall be equal to the product derived by multiplying (i) the market value of the total remaining assets, by (ii) a fraction where the numerator is the present value of all portions of the accrued benefits with respect to Members that are derived from Member contributions and the denominator is the present value of all benefits under the Pentegra DB Plan.

Each person who is, as of the termination date, a Member under the Pentegra DB Plan, or an individual who has received, during the 3-year period ending with the termination date, a distribution from the Pentegra DB Plan of such individual’s entire nonforfeitable benefit in the form of a single sum distribution or in the form of irrevocable commitments purchased by the Pentegra DB Plan from an insurer, shall be treated as a Member with respect to the termination, if all or part of the nonforfeitable benefit with respect to such person is or was attributable to Member mandatory contributions.

(3)	Upon completion of the foregoing distributions, the Trustee shall be relieved of all further obligations under the Trust, but its powers shall continue so long as any assets remain in the Trust.
(E)	No asset or liability of the Trust shall in any event be merged, consolidated with or transferred by the Trust to any other plan unless such person affected thereby would, if such plan then terminated immediately after such event, receive thereunder a benefit which is equal to or greater than the benefit to which he would have been entitled if the Pentegra DB Plan had terminated immediately before such event.

(F)	Notwithstanding the provisions of this Article XIII, all allocations and distributions made pursuant to this Article XIII shall be made in accordance with Title IV of ERISA.

(G)	In the event of the termination of the Pentegra DB Plan, the benefits of any Highly Compensated Employee (and any highly compensated former employee, as defined in Section 414(q) of the IRC and IRS Regulations thereunder), shall be limited to a benefit that is nondiscriminatory under Section 401(a)(4) of the IRC.

The annual payments to a Restricted Employee (as defined below) may not exceed an amount equal to the payments that would be made on behalf of such Restricted Employee under a single life annuity that is the actuarial equivalent of the sum of the Restricted Employee’s accrued benefit and his other benefits under the Pentegra DB Plan. However, the restriction described in the foregoing sentence shall not apply if:
(1)	after payment to a Restricted Employee of all Benefits (as defined below), the value of the assets of the Pentegra DB Plan equals or exceed 110% of the value of current liabilities (as defined in Section 412(1)(7) of the IRC) under the Pentegra DB Plan; or

(2)	the value of the Benefits for a Restricted Employee is less that 1% of the value of current liabilities (as defined in Section 412(1)(7) of the IRC) under the Pentegra DB Plan; or

(3)	the value of the Benefits for a Restricted Employee does not exceed $1,000.
For purposes of this Subsection (G), a “Restricted Employee” means a Member who is a Highly Compensated Employee (or highly compensated former employee of the Employer as defined in Section 414(q) of the IRC and the IRS Regulations thereunder). In any year, the total number of individuals who are subject to the restrictions described in Subsection (G) shall be limited to a group of not less than 25 Highly Compensated Employees and highly compensated former employees and the Employees included in the group shall be determined on the basis of such Employees with the greatest compensation.

For purposes of this Subsection (G), the term “Benefits” includes loans in excess of amounts set forth in Section 72(p)(2)(A) of the IRC, any periodic income, any withdrawal values payable to a living Employee, and any death benefits not provided for by insurance on the Restricted Employee’s life.

ARTICLE XIV ADMINISTRATION AND MANAGEMENT OF FUND
SECTION 1. ADMINISTRATION
(A)	The general administration of the Pentegra DB Plan and the general responsibility for carrying out the provisions of the Regulations shall be placed in a Board of Directors who must be Members of the Pentegra DB Plan. The President of the Pentegra DB Plan shall be the chief administrative officer of the Pentegra DB Plan, a member ex officio of the Board and, for purposes of ERISA, the “plan administrator.” The Board shall constitute the “named fiduciary” for purposes of ERISA.

(B)	The Board may adopt, and amend from time to time, by-laws not inconsistent with the Trust and the Regulations and shall have such duties and exercise such powers as are provided in the Regulations, Trust and by-laws. The number of Directors, their method of election and their terms of office shall be governed by such by-laws. The Board shall hold an annual meeting each year and may hold additional meetings from time to time.

(C)	The Board shall select the Trustee of the assets of the Pentegra DB Plan and shall define the investment and other powers and duties of the Trustee and determine the terms and provisions of the Trust, and may, subject to the provisions of the Trust, appoint from time to time a successor trustee or trustees as the Board in its discretion shall determine. The Trust shall constitute a trust fund for the payment of benefits and expenses of the Pentegra DB Plan. All contributions, other income and property received by the Trust shall be held by the Trustee and invested, reinvested and disbursed in accordance with and subject to the provisions of the Trust and the Regulations. All benefits payable under the Regulations shall be payable from the Trust and from no other source. No person shall have interest in, or right to, any part of the corpus or income thereof, except to the extent expressly provided in the Regulations or the Trust.

(D)	The Board shall elect a chairman and a vice-chairman of the Board and such officers of the Pentegra DB Plan as the Board deems desirable and shall define their duties. The Board shall elect annually from its membership an Executive Committee, a Retirement Committee, an Investment Committee, an Audit Committee, and a Nominating Committee and shall define their duties. It may appoint such other committees and arrange for and hire such actuarial, legal, accounting, auditing, investment manager or advisory, administrative, medical and other services as it deems appropriate to carry out the Regulations and may act in reliance upon the advice and actions of the persons or firms providing such services. The Board may establish, staff, equip and maintain a Pentegra DB Plan Office to assist it in the administration of the Regulations. The Board may authorize the Trustee or any committee, officer, employee or agent of the Pentegra DB Plan to perform any act pertaining to the Pentegra DB Plan or the administration thereof. The Board shall cause to be maintained proper accounts and accounting procedures, and shall submit an Annual Report on the operations of the Pentegra DB Plan to each Employer for the information of its Members.

(E)	The members of the Board shall use ordinary care and reasonable diligence in the performance of their duties and shall serve without compensation, but shall be reimbursed for any reasonable expenses incurred in their capacities as Board members. No bond or other security need be required of the Trustee or any Board member in any jurisdiction.

(F)	Each Employer, other than the Pentegra DB Plan Office, by its participation in the Comprehensive Retirement Program, agrees that each Board member, officer and employee of the Pentegra DB Plan shall be indemnified by the Employer for any liability, in excess of that which is covered by insurance, arising out of any act or omission to act in connection with the Regulations or the Trust except for fraud or willful misconduct. The obligation to pay any such expense shall be deemed an administrative expense of the Regulations and shall be allocated among the Employers, other than the Pentegra DB Plan Office, by the Board as nearly as practicable in the same proportions as the then current administrative expenses of the Pentegra DB Plan are borne by the Employers. No Board member or officer of the Pentegra DB Plan shall be personally liable by virtue of any contract or other instrument executed by him or on his behalf in such capacity nor for any mistake of judgment made in good faith.

(G)	No Employer shall under any circumstances or for any purpose be deemed an agent of the Board, the Trustee or the Pentegra DB Plan. Neither the Board nor the Trustee shall be required to enforce payment of any contributions payable under the Regulations.

(H)	The Board shall adopt, and may change from time to time, actuarial or other tables and the interest rate or rates which shall be used in calculations under the Regulations, and shall establish the contribution rates as provided in Article IX. The actuary designated by the Board shall make an annual actuarial valuation of the Pentegra DB Plan’s benefit programs, and on the basis thereof shall recommend to the Board such tables and interest and contribution rates for its adoption.

(I)	The expenses of administering the Regulations including (i) the fees and expenses of the Trustee for performance of its duties under the Trust, (ii) the expenses incurred by the Board and the Pentegra DB Plan Office in the performance of their duties under the Regulations and the Trust, and (iii) all other proper charges and disbursements of the Trustee and the Pentegra DB Plan Office, shall be borne by the Employers in such proportions as shall be determined by the Board, but until paid by the Employers, all of such expenses shall be a charge against the assets of the Trust.
SECTION 2. DISPUTE RESOLUTION
(A)	The Board shall have the exclusive right and full discretionary authority to interpret the Regulations and any questions arising under or in connection with the administration of the Pentegra DB Plan, including without limitation, the authority to determine eligibility for employer participation, eligibility for membership and benefits, and the amount and mode of all contributions, benefits and other payments under the Regulations. The decisions or actions of the Board in respect thereof shall be final, conclusive and binding upon all persons having an interest in the Trust or under the Regulations or under any agreement with an insurance company or a financial institution constituting a part of the Regulations and the Trust.

(B)	The Board shall have full discretionary authority to delegate to the Retirement Committee, or any other committee of the Board or to the President, all or any part of the interpretative and decisional authority of the Board, described in Subsection (A) of this Section 2, with respect to the Regulations or the administration of the Pentegra DB Plan.

(C)	All disputed claims with respect to contributions, benefit eligibility and payments arising under the Regulations shall be submitted in writing to the President of the Pentegra DB Plan at the office of the Pentegra DB Plan. Within 90 days after receipt of such claim, the decision of the President with respect thereto shall be mailed to the claimant and shall be final, binding and conclusive; provided, however, if special circumstances require an extension of time for processing the claim, an additional 90 days from the end of the initial period shall be allowed for processing the claim, in which event the claimant shall be furnished with a written notice of the extension prior to the termination of the initial 90-day period indicating the special circumstances requiring an extension. The claimant may appeal such decision in writing to the Retirement Committee of the Board, at the office of the Pentegra DB Plan, within 60 days after the mailing to the claimant of such written decision of the President. Such written appeal shall contain all information which the claimant desires the Retirement Committee to consider and the Committee’s decision with respect thereto shall be mailed to the claimant within 60 days after its receipt of such appeal unless special circumstances require an extension of time for processing, in which event an additional 60 days shall be allowed for review and claimant shall be so notified in writing. The decision of the President, or in the case of an appeal, the decision of the Retirement Committee, in respect of such claim shall be final, binding and conclusive.
SECTION 3. MANAGEMENT
(A)	The Board shall also have the power, acting directly or through the Trustee:
(1)	To purchase, lease for any term, invest or otherwise acquire an interest in any property, real, personal or mixed, and wherever situated, including, but not by way of limitation, real property, whether improved or unimproved, common and preferred stocks, bonds, notes, debentures, mortgages, mutual fund shares, futures, forwards, swaps and options contracts, and certificates of deposit issued by any financial institution including an Employer, without being limited to the class of securities in which trustees are authorized by law or any rules of court to invest trust funds and without regard to the proportion any such property may bear to the entire amount of the Pentegra DB Plan Trust;

(2)	To sell, exchange, manage, lend, lease for any term, improve, or otherwise dispose of, and grant options and security interests with respect to any such property of the Pentegra DB Plan, and any sale or other disposition may be public or private and upon such terms and conditions as the Board may deem best;

(3)	To participate in any plan of reorganization, consolidation, merger, combination or other similar plan relating to such property, and to consent to or oppose any such plan and any action thereunder, or any contract, lease, mortgage, purchase, sale or other action by any legal entity;

(4)	To deposit any such property with any protective, reorganization or similar committee, to delegate discretionary power thereto and to pay part of its expenses and compensation and any assessments levied with respect to any such property so deposited;

(5)	To engage suitable employees, agents and professional consultants, and to pay their reasonable compensation and expenses;

(6)	To extend the time of payment of any obligations;

(7)	To enter into stand-by agreements for future investment of the Pentegra DB Plan Trust, either with or without a stand-by fee;

(8)	To exercise all conversion and subscription rights and all voting rights with respect to such property and to grant proxies, discretionary or otherwise;

(9)	To cause any investments to be registered and held in the name of one or more nominees of the Board or any custodian of such property, with or without the addition of words indicating that such investments are held in a fiduciary capacity, and to cause any such investments to be held in bearer form;

(10)	To collect and receive any and all money and other property due to the Pentegra DB Plan and to give full discharge and acquittance therefor;

(11)	To settle, compromise or submit to arbitration any claims, debts or damages due or owing to or from the Pentegra DB Plan; to commence or defend suits or legal proceedings whenever, in its judgment, any interest of the Pentegra DB Plan requires it; to represent the Pentegra DB Plan in all suits or legal proceedings in any court of law or equity or before any other body or tribunal; to abstain from the enforcement of any right or claim in its absolute discretion and to abandon, if it shall deem it advisable, any property held by the Pentegra DB Plan;

(12)	To hold uninvested, without liability for interest thereon, any money received by the Pentegra DB Plan until the same shall be invested or disbursed;

(13)	For purposes of the Pentegra DB Plan, to borrow money from others, to issue promissory notes of the Pentegra DB Plan for the same and to secure the repayment thereof by pledging any property of the Pentegra DB Plan and to enter into cash collateral agreements referred to in Article IX, Section 6;

(14)	To make any agency, trust, custodial, advisory, depository, management, administrative or other arrangement (i) with any bank or other financial institution for the deposit and safekeeping of the assets of the Pentegra DB Plan, and (ii) with any investment advisor or manager for the investment and reinvestment of the assets of the Pentegra DB Plan;

(15)	To transfer for investment purposes any part of the assets of the Pentegra DB Plan (i) to any group trust which meets the requirements of Sections 401(a) and 501(a) of the IRC, with the equitable share of the Pentegra DB Plan in the commingled assets of such trust being part of the Pentegra DB Plan under the Regulations, and (ii) to any group deposit administration annuity contract or other type of contract issued to the Pentegra DB Plan by one or more insurance companies, utilizing under any such contract, general, commingled, or separate investment accounts as the Investment Committee in its discretion shall determine, all such contracts being part of the Pentegra DB Plan under the Regulations;

(16)	To charge against and pay out of the Pentegra DB Plan (in accordance with ERISA and the IRC) (i) taxes of any and all kinds whatsoever which are levied or assessed upon or become payable in respect of the Pentegra DB Plan, the income from any property forming a part thereof, or any security transaction pertaining thereto, and (ii) the expenses incurred by the Board in the performance of its duties in respect of the Pentegra DB Plan and all other proper charges and disbursements of the Pentegra DB Plan;

(17)	To delegate powers, including, without limitation, discretionary powers with respect to any of the foregoing to any Committee of the Board or any officer or employee of the Pentegra DB Plan or investment advisor or manager, custodian or other agent;

(18)	To appoint any bank or trust company, wherever domiciled, as successor trustee under the Declaration of Trust, upon such terms and conditions as the Board deems advisable; and

(19)	Generally to do all acts, whether or not expressly authorized, which the Board may deem necessary or desirable for the administration, management and protection of the Pentegra DB Plan.
(B)	Persons dealing with the Board or the Trustee shall be under no obligation to see to the proper application of any money paid or property delivered to the Pentegra DB Plan.
SECTION 4. INFORMATION AND COMMUNICATIONS
(A)	Each Employer, Member, Retirement and Beneficiary shall file with the Pentegra DB Plan such pertinent information as the Pentegra DB Plan may require, and no Employer, Member, Retiree, Beneficiary or Contingent Annuitant shall have any rights or be entitled to any benefits from the Pentegra DB Plan unless such information is filed in the manner and form specified by the Pentegra DB Plan. The Pentegra DB Plan shall be fully protected in acting upon any such information and shall be under no duty to inquire into the accuracy or truth thereof, and the payment of any amount by the Pentegra DB Plan pursuant to such information shall constitute a complete discharge of the liability therefor. All notices, instructions and other communications shall be in writing and in such form as is prescribed from time to time by the Pentegra DB Plan, shall be mailed by first class mail or delivered personally, and shall be deemed to have been duly given and delivered only upon actual receipt thereof by the Pentegra DB Plan.
(B)	(1)	In the case of a qualified joint and survivor annuity as described in Article VII, Section 1, the Pentegra DB Plan shall provide each Member no less than 30 days and no more than 90 days prior to the annuity starting date a written explanation of: (i) the terms and conditions of a qualified joint and survivor annuity; (ii) the Member’s right to make and the effect of an election to waive the qualified joint and survivor annuity form of benefit; (iii) the rights of a Member’s Spouse; (iv) the right to make, and the effect of, a revocation of a previous election to waive the qualified joint and survivor annuity; and (v) the relative values of the various optional forms of benefit under the Pentegra DB Plan.

(2)	In the case of a preretirement survivor annuity as described in Article IV, Section 3(B), the Pentegra DB Plan shall provide each Member within the applicable period for such Member, a written explanation of the preretirement survivor annuity in such terms and in such a manner as would be comparable to the explanation provided for meeting the requirements of Paragraph (1) of this Subsection (B) applicable to a qualified joint and survivor annuity.

(3)	The applicable period for a Member is whichever of the following periods ends last: (i) the period beginning with the first day of the Plan Year in which the Member attains age 32 and ending with the close of the Plan Year preceding the Plan Year in which the Member attains age 35; (ii) a reasonable period ending after the individual becomes a Member; or (iii) a reasonable period ending after the preretirement survivor annuity first applies to the Member. Notwithstanding the foregoing, notice must be provided within a reasonable period ending after separation of service in the case of a Member who separates from service before attaining age 35.

(4)	For purposes of the preceding paragraph, a reasonable period ending after the enumerated events described in (ii), (iii) and (iv) is the end of the two year period beginning one year prior to the date the applicable event occurs and ending one year after that date. In the case of a Member who separates from service before the plan year in which age 35 is attained, notice shall be provided within the two year period beginning one year prior to separation and ending one year after separation. If such a Member thereafter returns to employment with the employer, the applicable period for such Member shall be redetermined.

(C)	A Member may, in accordance with this Subsection (C) elect to receive his Retirement Allowance in one of the optional forms described in Article VI. Any waiver of a qualified joint and survivor annuity or a preretirement survivor annuity shall not be effective unless: (a) the Member’s Spouse consents in writing to the election; (b) the election designates a specific alternate Beneficiary, including any class of beneficiaries or any contingent beneficiaries. which may not be changed without spousal consent (or the Spouse expressly permits designations by the Member without any further spousal consent); (c) the Member’s Spouse’s consent acknowledges the effect of the election; and (d) the Spouse’s consent is witnessed by a notary public. Additionally, a Member’s waiver of the qualified joint and survivor annuity will not be effective unless the election designates a form of benefit payment which may not be changed without spousal consent (or the Spouse expressly permits designations by the Member without any further spousal consent.) If it is established to the satisfaction of the Pentegra DB Plan that such written consent may not be obtained because there is no Spouse or the Spouse cannot be located, a waiver will be deemed a qualified election.

Any consent by a Spouse obtained under this provision (or establishment that the consent of a Spouse may not be obtained) shall be effective only with respect to such Spouse. A consent that permits designations by the Member without any requirement of further consent by such Spouse must acknowledge that the Spouse has the right to limit consent to a specific Beneficiary, and a specific form of benefit where applicable, and that the Spouse voluntarily elects to relinquish either or both of such rights. A revocation of a prior waiver may be made by a Member without the consent of the Spouse at any time prior to the commencement of benefits. The number of revocations shall not be limited. No consent obtained under this provision shall be valid unless the Member has received notice as provided in Subsection (B) of this Article XIV, Section 4.

Notwithstanding anything in the Regulations to the contrary, effective for distributions made on or after December 31, 1996, the 90-day period in which a Member may, with the written consent of his Spouse, elect in writing to receive his benefit in a single lump sum shall not end before the 30th day after the date on which explanations of the qualified joint and survivor annuity and preretirement survivor annuity are provided. A Member may elect (with any applicable spousal consent) to waive any requirement that the written explanation be provided at least 30 days before the annuity starting date (or to waive the 30-day requirement under the preceding sentence) if the distribution commences more than seven days after such explanation is provided.

ARTICLE XV AMENDMENTS
The Board reserves and shall have the right to amend the Regulations or the Trust at any time in whole or in part, for any reason, and without the consent of any Employer, or any Member or other person having an interest in the Trust, or under the Regulations, and each Employer by its adoption of the Regulations shall be deemed to have delegated this authority to the Board; but no amendment shall be adopted which would:
(i)	Raise the contribution rate of any Member since last becoming a Member unless he shall consent thereto; or

(ii)	Reduce the then accrued benefits of Members or Retirees, except to the extent necessary to maintain the Trust as a trust qualified under Section 401(a) of the IRC; or

(iii)	Permit any of the assets of the Trust (other than that required to pay taxes, if any, and the expenses described in Article XIV, Section 1(I) to the extent, if any, not paid by the Employers) to be used for or diverted to any purpose other than for the exclusive benefit of Members, Retirees, and their Beneficiaries and Contingent Annuitants under the Regulations, prior to the satisfaction of all liabilities with respect thereto.

ARTICLE XVI INTERPRETATION
The Regulations shall be construed in accordance with ERISA and the laws of the State of New York (without regard to the principles of the conflicts of laws thereof).

Table X
ALLOCATION OF ORPHAN ADJUSTMENT

Employer	Commencement	Percentage
Number	Date	Points

1000	12/1/1943	1.23%
1001	4/1/1944	1.78%
1004	1/1/1945	0.25%
1006	1/1/1945	0.17%
1007	1/1/1945	0.49%
1020	12/1/1951	0.11%
1023	7/1/1956	0.27%
1024	7/1/1964	0.10%
1025	7/1/1964	0.10%
1026	6/1/1966	0.10%
1027	5/1/1966	0.19%
1030	7/1/1967	0.05%
1032	10/1/1967	0.31%
1034	3/1/1969	0.19%
1037	6/1/1970	0.10%
1046	7/1/1974	0.09%
1055	10/1/1980	0.68%
1059	6/1/1984	0.36%
1063	7/1/1987	0.24%
1064	6/1/1988	0.35%
1067	9/1/1989	0.24%
1069	7/1/1990	0.15%
1070	11/1/1991	0.10%
1072	1/1/1992	0.06%
1073	5/1/1992	0.24%
1074	1/1/1994	1.17%
1077	7/1/1994	0.13%
1079	1/1/1996	0.61%
1080	1/1/1997	1.88%
1082	1/1/1998	0.31%
1083	1/1/1999	0.20%
1084	9/1/2000	0.01%
1085	1/1/2001	0.20%
1086	7/1/2003	0.05%
2000	12/1/1943	4.02%
2003	1/1/1946	0.75%
2006	3/1/1952	1.06%

ALLOCATION OF ORPHAN ADJUSTMENT

Employer	Commencement	Percentage
Number	Date	Points

2009	1/1/1959	0.17%
2012	1/1/1949	0.60%
2018	5/1/1992	0.33%
2019	1/1/1992	0.46%
2021	10/1/1995	0.22%
2022	7/1/1995	0.33%
2023	1/1/1996	0.05%
2025	4/1/1997	0.19%
2026	7/1/1997	0.14%
2027	7/1/1997	0.06%
2029	10/1/1997	0.14%
2030	1/1/1999	1.61%
2032	7/1/2000	0.15%
2033	1/1/2002	0.01%
2037	1/1/2004	0.05%
3000	12/1/1943	1.46%
3011	1/1/1948	0.09%
3012	1/1/1948	0.88%
3014	1/1/1950	0.04%
3019	7/1/1953	0.68%
3023	7/1/1957	0.32%
3024	1/1/1958	0.35%
3031	1/1/1967	0.07%
3032	2/1/1967	0.32%
3036	3/1/1969	0.09%
3052	5/1/1976	0.04%
3054	10/1/1976	0.63%
3063	12/1/1990	0.05%
3067	3/1/1996	0.14%
3068	1/1/1998	0.12%
3069	10/1/1997	0.09%
3072	1/1/1999	0.35%
3073	7/1/1999	0.03%
3074	1/1/2000	0.10%
4000	8/1/1946	3.91%
4007	2/1/1952	0.07%
4018	5/1/1961	1.35%

ALLOCATION OF ORPHAN ADJUSTMENT

Employer	Commencement	Percentage
Number	Date	Points

4026	12/1/1966	0.10%
4033	5/1/1970	0.10%
4036	1/1/1971	0.25%
4053	7/1/1974	0.02%
4066	9/1/1980	0.04%
4079	9/1/1995	0.05%
4082	1/1/1996	0.40%
4084	7/1/1998	0.01%
4085	2/1/2000	0.02%
4087	1/1/2000	0.12%
4088	1/1/2004	0.02%
4089	1/1/2005	0.02%
5000	12/1/1943	2.08%
5001	1/1/1945	0.66%
5002	2/1/1945	0.04%
5010	1/1/1947	0.08%
5021	6/1/1952	0.09%
5026	9/1/1953	0.40%
5031	2/1/1957	0.14%
5034	1/1/1958	0.16%
5042	5/1/1967	0.06%
5044	7/1/1967	0.07%
5045	9/1/1967	0.06%
5047	8/1/1968	0.28%
5049	1/1/1969	0.37%
5050	2/1/1969	0.15%
5051	2/1/1969	0.21%
5065	1/1/1973	0.11%
5072	7/1/1974	0.29%
5079	5/1/1975	0.02%
5080	7/1/1975	0.11%
5083	11/1/1975	0.41%
5089	1/1/1976	0.05%
5091	1/1/1977	0.18%
5092	1/1/1977	0.07%
5093	12/1/1976	0.07%
5111	1/1/1985	0.05%

ALLOCATION OF ORPHAN ADJUSTMENT

Employer	Commencement	Percentage
Number	Date	Points

5118	1/1/1993	0.11%
5121	7/1/1994	0.12%
5123	1/1/1995	0.16%
5125	1/1/2003	0.06%
5126	1/1/2003	0.28%
5127	1/1/2004	0.03%
6000	12/1/1943	1.92%
6016	1/1/1951	0.16%
6026	5/1/1956	0.90%
6028	9/1/1957	0.16%
6033	10/1/1961	0.08%
6037	5/1/1963	0.47%
6040	1/1/1965	0.14%
6041	1/1/1965	0.28%
6042	5/1/1965	0.09%
6043	3/1/1966	0.79%
6044	1/1/1967	0.04%
6049	8/1/1968	0.19%
6050	7/1/1969	0.37%
6062	10/1/1970	0.09%
6070	12/1/1971	0.08%
6071	12/1/1961	0.09%
6075	11/1/1972	0.26%
6077	1/1/1973	0.53%
6079	1/1/1973	0.08%
6086	9/1/1974	0.03%
6087	7/1/1974	0.79%
6092	8/1/1974	0.09%
6093	5/1/1975	0.10%
6099	1/1/1978	0.13%
6107	1/1/1981	0.13%
6110	7/1/1983	1.32%
6113	12/1/1984	0.05%
6115	12/1/1984	0.05%
6116	1/1/1985	0.09%
6120	1/1/1987	0.10%
6121	1/1/1987	0.07%

ALLOCATION OF ORPHAN ADJUSTMENT

Employer	Commencement	Percentage
Number	Date	Points

6123	1/1/1987	0.08%
6124	11/1/1987	0.18%
6125	7/1/1988	0.42%
6126	3/1/1988	0.16%
6128	7/1/1990	0.83%
6129	7/1/1991	0.10%
6130	1/1/1992	0.16%
6132	1/1/1994	0.04%
6135	1/1/1996	0.11%
6136	7/1/1998	0.15%
6138	1/1/2002	0.08%
6139	1/1/2003	0.07%
6140	1/1/2003	0.04%
6141	7/1/2003	0.06%
6142	1/1/2004	0.02%
6143	7/1/2004	0.02%
7000	12/1/1943	1.81%
7011	9/1/1948	1.05%
7015	12/1/1949	0.16%
7018	1/1/1950	0.59%
7027	4/1/1952	0.42%
7031	3/1/1953	0.57%
7036	1/1/1954	0.32%
7048	1/1/1960	0.24%
7053	9/1/1962	0.47%
7056	5/1/1963	0.19%
7060	6/1/1966	0.06%
7064	1/1/1968	0.30%
7065	2/1/1968	0.07%
7069	6/1/1969	0.14%
7086	12/1/1973	0.24%
7088	12/1/1973	0.06%
7089	2/1/1974	0.02%
7099	1/1/1978	0.10%
7100	1/1/1978	0.10%
7101	7/1/1978	0.12%
7109	2/1/1980	0.07%

ALLOCATION OF ORPHAN ADJUSTMENT

Employer	Commencement	Percentage
Number	Date	Points

7113	10/1/1986	0.08%
7114	12/1/1988	0.07%
7115	7/1/1990	0.08%
7117	12/1/1992	0.22%
7118	7/1/1999	0.24%
7119	7/1/2004	0.00%
7120	4/1/2005	0.01%
8000	1/1/1948	1.71%
8001	10/1/1948	1.00%
8006	4/1/1950	0.30%
8026	2/1/1961	0.36%
8029	1/1/1962	0.08%
8031	4/1/1962	0.82%
8051	1/1/1969	0.62%
8054	3/1/1969	0.18%
8066	1/1/1972	0.10%
8085	7/1/1974	0.06%
8087	9/1/1975	0.09%
8103	5/1/1993	0.07%
8104	7/1/2000	0.02%
8105	1/1/2003	0.19%
8106	1/1/2004	0.01%
9000	12/1/1943	2.31%
9006	6/1/1959	0.42%
9007	7/1/1959	0.10%
9017	1/1/1968	0.11%
9026	4/1/1971	0.49%
9037	3/1/1973	0.08%
9045	9/1/1975	0.05%
9057	1/1/1978	0.23%
9062	1/1/1978	0.07%
9071	1/1/1986	0.12%
9072	7/1/1989	0.02%
9073	4/1/1993	0.31%
9074	6/1/1994	0.20%
9076	6/1/2001	0.07%
9077	6/1/2001	0.02%

ALLOCATION OF ORPHAN ADJUSTMENT

Employer	Commencement	Percentage
Number	Date	Points

9078	1/1/2003	0.17%
10000	12/1/1943	1.60%
10008	1/1/1955	0.36%
10019	7/1/1969	0.06%
10022	3/1/1970	0.11%
10026	1/1/1971	0.15%
10031	1/1/1974	0.24%
10035	1/1/1976	0.22%
10038	1/1/1978	0.12%
10046	1/1/1995	0.02%
10047	7/1/1999	0.10%
10048	12/1/2000	0.01%
10049	1/1/2003	0.03%
12000	4/1/1964	1.72%
12004	4/1/1945	0.58%
12023	1/1/1967	0.08%
12026	1/1/1969	1.38%
12028	1/1/1969	0.31%
12033	2/1/1973	0.07%
12042	6/1/1999	0.04%
13000	1/1/1991	18.59%
13001	12/1/1943	0.80%
13002	12/1/1943	0.88%

Totals		100.00%

Table XX
HISTORY OF THE
RATIO OF MARKET TO ACTUARIAL VALUE OF ASSETS
(EXCLUDING THE CASH FLOW MATCH PORTFOLIO)

FOR THE PERIOD:	RATIO	ADJUSTMENT

Prior to 7/1/1989	100%	0%
7/1/1989 - 6/30/1990	109%	9%
7/1/1990 - 6/30/1991	107%	7%
7/1/1991 - 6/30/1992	107%	7%
7/1/1992 - 6/30/1993	111%	11%
7/1/1993 - 6/30/1994	114%	14%
7/1/1994 - 6/30/1995	107%	7%
7/1/1995 - 6/30/1996	112%	12%
7/1/1996 - 6/30/1997	114%	14%
7/1/1997 - 6/30/1998	121%	21%
7/1/1998 - 6/30/1999	132%	32%
7/1/1999 - 6/30/2000	120%	20%
7/1/2000 - 6/30/2001	120%	20%
On or after 7/1/2001	100%	0%

Table I
APPENDIX A
Adjusted ERF’s For Integrated Calculations
1.5% Integrated Formula

	— — — 3% ERF’s — — —						— — — 1.5% ERF’s — — —
	SSNRA 65		SSNRA 66		SSNRA 67		SSNRA 65		SSNRA 66		SSNRA 67
	YOB 1937 or Earlier		YOB 1938 to 1954		YOB 1955 or Later		YOB 1937 or Earlier		YOB 1938 to 1954		YOB 1955 or Later
AGE	10 C&C	12X	10 C&C	12X	10 C&C	12X	10 C&C	12X	10 C&C	12X	10 C&C	12X	AGE

65	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000	65
64	0.970	0.970	0.970	0.970	0.970	0.970	0.985	0.985	0.985	0.985	0.985	0.985	64
63	0.940	0.940	0.940	0.940	0.940	0.940	0.970	0.970	0.970	0.970	0.970	0.970	63
62	0.910	0.910	0.910	0.910	0.910	0.910	0.955	0.955	0.955	0.955	0.955	0.965	62
61	0.880	0.880	0.880	0.880	0.880	0.880	0.940	0.940	0.940	0.940	0.953	0.962	61
60	0.850	0.850	0.850	0.850	0.850	0.850	0.925	0.925	0.926	0.935	0.952	0.959	60
59	0.820	0.820	0.820	0.820	0.820	0.824	0.910	0.911	0.928	0.935	0.953	0.959	59
58	0.790	0.790	0.790	0.790	0.796	0.802	0.905	0.910	0.929	0.934	0.953	0.958	58
57	0.760	0.760	0.760	0.760	0.775	0.778	0.905	0.911	0.930	0.935	0.954	0.959	57
56	0.730	0.730	0.730	0.732	0.756	0.760	0.906	0.910	0.931	0.935	0.959	0.963	56
55	0.700	0.700	0.709	0.714	0.734	0.739	0.907	0.911	0.934	0.938	0.960	0.964	55
54	0.670	0.670	0.689	0.691	0.713	0.716	0.911	0.914	0.936	0.939	0.961	0.963	54
53			0.668	0.668	0.688	0.691			0.935	0.939	0.958	0.961	53
52			0.641	0.643	0.662	0.665			0.933	0.936	0.955	0.957	52
51			0.615	0.617	0.633	0.636			0.930	0.933	0.949	0.951	51
50			0.587	0.589	0.604	0.607			0.924	0.926	0.942	0.944	50
49			0.558	0.559	0.574	0.576			0.917	0.919	0.934	0.936	49
48			0.527	0.528	0.543	0.544			0.910	0.910	0.925	0.926	48
47			0.496	0.496	0.511	0.511			0.901	0.902	0.916	0.916	47
46			0.463	0.464	0.477	0.477			0.890	0.891	0.903	0.905	46
45			0.429	0.430	0.442	0.443			0.879	0.880	0.892	0.893	45
44			0.410	0.411	0.422	0.423			0.868	0.868	0.880	0.880	44
43			0.390	0.391	0.401	0.402			0.390	0.391	0.401	0.402	43
42			0.369	0.369	0.380	0.380			0.369	0.369	0.360	0.360	42
41			0.347	0.347	0.357	0.357			0.347	0.347	0.357	0.357	41
40			0.325	0.325	0.335	0.335			0.325	0.325	0.335	0.335	40
39			0.318	0.318	0.327	0.327			0.318	0.318	0.327	0.327	39
38			0.309	0.310	0.317	0.318			0.309	0.310	0.317	0.318	38
37			0.300	0.301	0.308	0.309			0.300	0.301	0.308	0.309	37
36					0.299	0.300					0.299	0.300	36
35					0.289	0.290					0.289	0.290	35
34					0.279	0.280					0.279	0.280	34
33					0.268	0.268					0.268	0.268	33
32					0.257	0.257					0.257	0.257	32
31					0.246	0.246					0.246	0.246	31
30					0.235	0.235					0.235	0.235	30
29					0.224	0.224					0.224	0.224	29
28					0.212	0.212					0.212	0.212	28
27					0.200	0.200					0.200	0.200	27
26					0.188	0.188					0.188	0.188	26
25					0.176	0.176					0.178	0.176	25
24					0.163	0.163					0.163	0.163	24
23					0.151	0.151					0.151	0.151	23
22					0.138	0.138					0.138	0.138	22
21					0.125	0.125					0.125	0.125	21
20					0.113	0.113					0.113	0.113	20
19					0.099	0.099					0.099	0.099	19
18					0.086	0.086					0.086	0.088	18

Table II
APPENDIX A
Adjusted ERF’s For Integrated Calculations
1.75% Integrated Formula

	— — — 3% ERF’s — — —						— — — 1.5% ERF’s — — —
	SSNRA 65		SSNRA 66		SSNRA 67		SSNRA 65		SSNRA 66		SSNRA 67
	YOB 1937 or Earlier		YOB 1938 to 1954		YOB 1955 or Later		YOB 1937 or Earlier		YOB 1938 to 1954		YOB 1955 or Later
AGE	10 C&C	12X	10 C&C	12X	10 C&C	12X	10 C&C	12X	10 C&C	12X	10 C&C	12X	AGE

65	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000	65
64	0.970	0.970	0.970	0.970	0.970	0.970	0.985	0.985	0.985	0.985	0.985	0.985	64
63	0.940	0.940	0.940	0.940	0.940	0.940	0.970	0.970	0.970	0.970	0.970	0.970	63
62	0.910	0.910	0.910	0.910	0.910	0.910	0.955	0.955	0.955	0.955	0.955	0.963	62
61	0.880	0.880	0.880	0.880	0.880	0.880	0.940	0.940	0.940	0.940	0.951	0.957	61
60	0.850	0.850	0.850	0.850	0.850	0.850	0.925	0.925	0.927	0.933	0.947	0.952	60
59	0.820	0.820	0.820	0.820	0.820	0.823	0.910	0.911	0.925	0.930	0.944	0.949	59
58	0.790	0.790	0.790	0.790	0.795	0.799	0.903	0.907	0.922	0.926	0.942	0.946	58
57	0.760	0.760	0.760	0.760	0.772	0.775	0.900	0.905	0.920	0.924	0.939	0.943	57
56	0.730	0.730	0.730	0.732	0.751	0.754	0.898	0.901	0.917	0.921	0.940	0.943	56
55	0.700	0.700	0.707	0.711	0.728	0.731	0.896	0.899	0.918	0.921	0.938	0.941	55
54	0.670	0.670	0.685	0.687	0.705	0.707	0.896	0.898	0.916	0.918	0.936	0.938	54
53			0.660	0.663	0.679	0.681			0.912	0.915	0.930	0.933	53
52			0.634	0.637	0.652	0.654			0.908	0.910	0.925	0.927	52
51			0.608	0.610	0.623	0.625			0.902	0.904	0.917	0.919	51
50			0.579	0.581	0.594	0.595			0.894	0.896	0.909	0.910	50
49			0.550	0.551	0.564	0.565			0.886	0.887	0.899	0.901	49
48			0.519	0.521	0.532	0.533			0.877	0.877	0.889	0.890	48
47			0.489	0.489	0.500	0.501			0.867	0.867	0.878	0.879	47
46			0.456	0.457	0.467	0.468			0.855	0.856	0.868	0.867	46
45			0.423	0.424	0.433	0.434			0.843	0.844	0.853	0.854	45
44			0.404	0.405	0.413	0.414			0.831	0.832	0.841	0.841	44
43			0.384	0.385	0.393	0.393			0.384	0.385	0.393	0.393	43
42			0.363	0.363	0.372	0.372			0.363	0.363	0.372	0.372	42
41			0.341	0.341	0.349	0.349			0.341	0.341	0.349	0.349	41
40			0.320	0.320	0.328	0.328			0.320	0.320	0.328	0.328	40
39			0.312	0.312	0.319	0.319			0.312	0.312	0.319	0.319	39
38			0.303	0.304	0.310	0.310			0.303	0.304	0.310	0.310	38
37			0.294	0.295	0.300	0.301			0.294	0.295	0.300	0.301	37
36					0.291	0.292					0.291	0.292	36
35					0.281	0.282					0.281	0.282	35
34					0.271	0.272					0.271	0.272	34
33					0.260	0.260					0.260	0.260	33
32					0.250	0.249					0.250	0.249	32
31					0.239	0.239					0.239	0.239	31
30					0.228	0.228					0.228	0.228	30
29					0.217	0.217					0.217	0.217	29
28					0.206	0.206					0.206	0.206	28
27					0.194	0.194					0.194	0.194	27
26					0.182	0.182					0.182	0.182	26
25					0.171	0.171					0.171	0.171	25
24					0.158	0.158					0.158	0.158	24
23					0.147	0.147					0.147	0.147	23
22					0.134	0.134					0.134	0.134	22
21					0.122	0.122					0.122	0.122	21
20					0.110	0.110					0.110	0.110	20
19					0.097	0.097					0.097	0.097	19
18					0.085	0.085					0.085	0.085	18

Table III
APPENDIX A
Adjusted ERF’s For Integrated Calculations
2.0% Integrated Formula

	— — — 3% ERF’s — — —						— — — 1.5% ERF’s — — —
	SSNRA 65		SSNRA 66		SSNRA 67		SSNRA 65		SSNRA 66		SSNRA 67
	YOB 1937 or Earlier		YOB 1938 to 1954		YOB 1955 or Later		YOB 1937 or Earlier		YOB 1938 to 1954		YOB 1955 or Later
AGE	10 C&C	12X	10 C&C	12X	10 C&C	12X	10 C&C	12X	10 C&C	12X	10 C&C	12X	AGE

65	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000	65
64	0.970	0.970	0.970	0.970	0.970	0.970	0.985	0.985	0.985	0.985	0.985	0.985	64
63	0.940	0.940	0.940	0.940	0.940	0.940	0.970	0.970	0.970	0.970	0.970	0.970	63
62	0.910	0.910	0.910	0.910	0.910	0.910	0.955	0.955	0.955	0.955	0.955	0.962	62
61	0.880	0.880	0.880	0.880	0.880	0.880	0.940	0.940	0.940	0.940	0.949	0.954	61
60	0.850	0.850	0.850	0.850	0.850	0.850	0.925	0.925	0.927	0.932	0.943	0.948	60
59	0.820	0.820	0.820	0.820	0.820	0.823	0.910	0.911	0.922	0.927	0.938	0.943	59
58	0.790	0.790	0.790	0.790	0.794	0.798	0.901	0.905	0.918	0.921	0.934	0.937	58
57	0.760	0.760	0.760	0.760	0.770	0.772	0.897	0.901	0.913	0.917	0.929	0.933	57
56	0.730	0.730	0.730	0.731	0.748	0.750	0.892	0.895	0.909	0.911	0.928	0.930	56
55	0.700	0.700	0.706	0.709	0.723	0.726	0.888	0.891	0.906	0.909	0.923	0.926	55
54	0.670	0.670	0.682	0.684	0.699	0.700	0.885	0.888	0.803	0.904	0.919	0.921	54
53			0.657	0.659	0.672	0.674			0.897	0.899	0.912	0.914	53
52			0.630	0.632	0.645	0.646			0.890	0.892	0.905	0.907	52
51			0.603	0.605	0.616	0.617			0.884	0.885	0.896	0.895	51
50			0.574	0.578	0.588	0.588			0.875	0.876	0.888	0.887	50
49			0.545	0.548	0.558	0.557			0.865	0.866	0.876	0.877	49
48			0.514	0.516	0.525	0.526			0.855	0.855	0.865	0.866	48
47			0.484	0.484	0.494	0.494			0.844	0.844	0.854	0.854	47
46			0.452	0.452	0.461	0.462			0.831	0.832	0.841	0.841	46
45			0.419	0.420	0.428	0.428			0.819	0.820	0.828	0.829	45
44			0.400	0.400	0.408	0.408			0.807	0.807	0.815	0.815	44
43			0.380	0.380	0.387	0.388			0.380	0.360	0.387	0.388	43
42			0.359	0.367	0.367	0.366			0.359	0.359	0.367	0.366	42
41			0.338	0.338	0.345	0.344			0.338	0.338	0.345	0.344	41
40			0.317	0.317	0.323	0.323			0.317	0.317	0.323	0.323	40
39			0.309	0.309	0.315	0.314			0.309	0.309	0.315	0.314	39
38			0.299	0.300	0.305	0.305			0.299	0.300	0.305	0.305	38
37			0.290	0.291	0.295	0.296			0.290	0.291	0.295	0.296	37
36					0.286	0.287					0.286	0.287	36
35					0.276	0.277					0.276	0.277	35
34					0.268	0.267					0.266	0.267	34
33					0.255	0.255					0.255	0.255	33
32					0.245	0.245					0.245	0.245	32
31					0.234	0.234					0.234	0.234	31
30					0.223	0.223					0.223	0.223	30
29					0.213	0.213					0.213	0.213	29
28					0.201	0.201					0.201	0.201	28
27					0.190	0.190					0.190	0.190	27
26					0.179	0.179					0.179	0.179	26
25					0.167	0.167					0.167	0.167	25
24					0.155	0.155					0.155	0.155	24
23					0.144	0.144					0.144	0.144	23
22			,		0.132	0.132					0.132	0.132	22
21					0.120	0.120					0.120	0.120	21
20					0.109	0.109					0.109	0.109	20
19					0.096	0.096					0.096	0.096	19
18					0.084	0.084					0.084	0.084	18

Table IV
APPENDIX A
Adjusted ERF’s For Integrated Calculations
2.25% Integrated Formula

	— — — 3% ERF’s — — —						— — — 1.5% ERF’s — — —
	SSNRA 65		SSNRA 66		SSNRA 67		SSNRA 65		SSNRA 66		SSNRA 67
	YOB 1937 or Earlier		YOB 1938 to 1954		YOB 1955 or Later		YOB 1937 or Earlier		YOB 1938 to 1954		YOB 1955 or Later
AGE	10 C&C	12X	10 C&C	12X	10 C&C	12X	10 C&C	12X	10 C&C	12X	10 C&C	12X	AGE

65	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000	65
64	0.970	0.970	0.970	0.970	0.970	0.970	0.985	0.985	0.985	0.985	0.985	0.985	64
63	0.940	0.940	0.940	0.940	0.940	0.940	0.970	0.970	0.970	0.970	0.970	0.970	63
62	0.910	0.910	0.910	0.910	0.910	0.910	0.955	0.955	0.955	0.955	0.955	0.961	62
61	0.880	0.880	0.880	0.880	0.880	0.880	0.940	0.940	0.940	0.940	0.948	0.952	61
60	0.850	0.850	0.850	0.850	0.850	0.850	0.925	0.925	0.927	0.931	0.940	0.945	60
59	0.820	0.820	0.820	0.820	0.820	0.822	0.910	0.911	0.921	0.924	0.934	0.938	59
58	0.790	0.790	0.790	0.790	0.793	0.797	0.901	0.904	0.914	0.917	0.928	0.931	58
57	0.760	0.760	0.760	0.760	0.768	0.770	0.894	0.898	0.908	0.911	0.922	0.925	57
56	0.730	0.730	0.730	0.731	0.745	0.747	0.889	0.891	0.902	0.905	0.919	0.921	56
55	0.700	0.700	0.705	0.708	0.720	0.722	0.883	0.885	0.898	0.900	0.913	0.915	55
54	0.670	0.670	0.681	0.682	0.695	0.696	0.878	0.880	0.893	0.894	0.907	0.908	54
53			0.655	0.656	0.668	0.669			0.886	0.888	0.899	0.901	53
52			0.627	0.629	0.640	0.641			0.878	0.880	0.891	0.892	52
51			0.600	0.601	0.610	0.612			0.870	0.872	0.881	0.882	51
50			0.571	0.572	0.581	0.582			0.860	0.861	0.871	0.871	50
49			0.541	0.542	0.551	0.552			0.850	0.851	0.860	0.860	49
48			0.511	0.512	0.520	0.521			0.839	0.839	0.848	0.848	48
47			0.480	0.481	0.489	0.489			0.828	0.828	0.836	0.837	47
46			0.449	0.449	0.457	0.457			0.815	0.816	0.823	0.823	46
45			0.416	0.417	0.424	0.424			0.802	0.803	0.810	0.810	45
44			0.397	0.398	0.404	0.404			0.790	0.790	0.796	0.797	44
43			0.377	0.378	0.383	0.384			0.377	0.378	0.383	0.384	43
42			0.356	0.358	0.363	0.363			0.356	0.356	0.363	0.363	42
41			0.335	0.335	0.341	0.341			0.335	0.335	0.341	0.341	41
40			0.314	0.314	0.320	0.320			0.314	0.314	0.320	0.320	40
39			0.306	0.306	0.311	0.311			0.306	0.306	0.311	0.311	39
38			0.297	0.297	0.301	0.302			0.297	0.297	0.301	0.302	38
37			0.287	0.288	0.292	0.292			0.287	0.288	0.292	0.292	37
36					0.282	0.283					0.282	0.283	36
35					0.272	0.273					0.272	0.273	35
34					0.262	0.263					0.262	0.263	34
33					0.252	0.252					0.252	0.252	33
32					0.241	0.241					0.241	0.241	32
31					0.231	0.231					0.231	0.231	31
30					0.220	0.220					0.220	0.220	30
29					0.209	0.209					0.209	0.209	29
28					0.198	0.198					0.198	0.198	28
27					0.187	0.187					0.187	0.187	27
26					0.176	0.176					0.176	0.176	26
25					0.165	0.165					0.165	0.165	25
24					0.153	0.153					0.153	0.153	24
23					0.142	0.142					0.142	0.142	23
22					0.130	0.130					0.130	0.130	22
21					0.119	0.119					0.119	0.119	21
20					0.107	0.107					0.107	0.107	20
19					0.095	0.095					0.095	0.095	19
18					0.083	0.083					0.083	0.083	18

Table V
APPENDIX A
Adjusted ERF’s For Integrated Calculations
2.5% Integrated Formula

	— — — 3% ERF’s — — —						— — — 1.5% ERF’s — — —
	SSNRA 65		SSNRA 66		SSNRA 67		SSNRA 65		SSNRA 66		SSNRA 67
	YOB 1937 or Earlier		YOB 1938 to 1954		YOB 1955 or Later		YOB 1937 or Earlier		YOB 1938 to 1954		YOB 1955 or Later
AGE	10 C&C	12X	10 C&C	12X	10 C&C	12X	10 C&C	12X	10 C&C	12X	10 C&C	12X	AGE

65	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000	65
64	0.970	0.970	0.970	0.970	0.970	0.970	0.985	0.985	0.985	0.985	0.985	0.985	64
63	0.940	0.940	0.940	0.940	0.940	0.940	0.970	0.970	0.970	0.970	0.970	0.970	63
62	0.910	0.910	0.910	0.910	0.910	0.910	0.955	0.955	0.955	0.955	0.955	0.960	62
61	0.880	0.880	0.880	0.880	0.880	0.880	0.940	0.940	0.940	0.940	0.947	0.951	61
60	0.850	0.850	0.850	0.850	0.850	0.850	0.925	0.925	0.926	0.930	0.939	0.942	60
59	0.820	0.820	0.820	0.820	0.820	0.822	0.910	0.910	0.919	0.922	0.931	0.934	59
58	0.790	0.790	0.790	0.790	0.793	0.796	0.900	0.903	0.912	0.915	0.924	0.927	58
57	0.760	0.760	0.760	0.760	0.767	0.769	0.893	0.895	0.905	0.907	0.917	0.919	57
56	0.730	0.730	0.730	0.731	0.743	0.745	0.886	0.888	0.898	0.900	0.912	0.914	56
55	0.700	0.700	0.704	0.707	0.717	0.719	0.878	0.881	0.892	0.894	0.905	0.907	55
54	0.670	0.670	0.679	0.681	0.692	0.693	0.873	0.874	0.888	0.887	0.896	0.899	54
53			0.653	0.654	0.664	0.665			0.876	0.879	0.889	0.891	53
52			0.625	0.627	0.636	0.637			0.869	0.870	0.880	0.881	52
51			0.597	0.599	0.607	0.608			0.860	0.861	0.870	0.871	51
50			0.568	0.570	0.577	0.578			0.850	0.850	0.859	0.859	50
49			0.539	0.540	0.547	0.548			0.839	0.840	0.847	0.848	49
48			0.508	0.509	0.516	0.517			0.827	0.828	0.835	0.836	48
47			0.478	0.478	0.485	0.486			0.815	0.818	0.823	0.823	47
46			0.446	0.447	0.453	0.454			0.802	0.803	0.809	0.810	46
45			0.414	0.415	0.421	0.421			0.789	0.790	0.796	0.797	45
44			0.395	0.395	0.401	0.401			0.776	0.777	0.782	0.783	44
43			0.375	0.375	0.380	0.381			0.375	0.375	0.380	0.381	43
42			0.354	0.354	0.360	0.360			0.354	0.354	0.360	0.360	42
41			0.333	0.333	0.338	0.338			0.333	0.333	0.338	0.338	41
40			0.312	0.312	0.317	0.317			0.312	0.312	0.317	0.317	40
39			0.304	0.304	0.308	0.308			0.304	0.304	0.308	0.308	39
38			0.294	0.295	0.298	0.299			0.294	0.295	0.298	0.299	38
37			0.285	0.285	0.289	0.289			0.285	0.285	0.289	0.289	37
36					0.279	0.280					0.279	0.280	36
35					0.269	0.270					0.269	0.270	35
34					0.259	0.260					0.259	0.260	34
33					0.249	0.249					0.249	0.249	33
32					0.238	0.238					0.238	0.238	32
31					0.228	0.228					0.228	0.228	31
30					0.217	0.217					0.217	0.217	30
29					0.207	0.207					0.207	0.207	29
28					0.196	0.196					0.196	0.196	28
27					0.185	0.185					0.185	0.185	27
26					0.174	0.174					0.174	0.174	26
25					0.163	0.163					0.163	0.163	25
24					0.151	0.151					0.151	0.151	24
23					0.140	0.140					0.140	0.140	23
22					0.129	0.129					0.129	0.129	22
21					0.117	0.117					0.117	0.117	21
20					0.106	0.106					0.106	0.106	20
19					0.094	0.094					0.094	0.094	19
18					0.083	0.083					0.083	0.083	18

Table VI
APPENDIX A
Adjusted ERF’s For Integrated Calculations
2.75% Integrated Formula

	— — — 3% ERF’s — — —						— — — 1.5% ERF’s — — —
	SSNRA 65		SSNRA 66		SSNRA 67		SSNRA 65		SSNRA 66		SSNRA 67
	YOB 1937 or Earlier		YOB 1938 to 1954		YOB 1955 or Later		YOB 1937 or Earlier		YOB 1938 to 1954		YOB 1955 or Later
AGE	10 C&C	12X	10 C&C	12X	10 C&C	12X	10 C&C	12X	10 C&C	12X	10 C&C	12X	AGE

65	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000	65
64	0.970	0.970	0.970	0.970	0.970	0.970	0.985	0.985	0.985	0.985	0.985	0.985	64
63	0.940	0.940	0.940	0.940	0.940	0.940	0.970	0.970	0.970	0.970	0.970	0.970	63
62	0.910	0.910	0.910	0.910	0.910	0.910	0.955	0.955	0.955	0.955	0.955	0.960	62
61	0.880	0.880	0.880	0.880	0.880	0.880	0.940	0.940	0.940	0.940	0.946	0.950	61
60	0.850	0.850	0.850	0.850	0.850	0.850	0.925	0.925	0.926	0.930	0.937	0.940	60
59	0.820	0.820	0.820	0.820	0.820	0.822	0.910	0.910	0.918	0.921	0.929	0.932	59
58	0.790	0.790	0.790	0.790	0.793	0.795	0.899	0.902	0.910	0.912	0.921	0.923	58
57	0.760	0.760	0.760	0.760	0.766	0.768	0.891	0.894	0.902	0.904	0.913	0.915	57
56	0.730	0.730	0.730	0.731	0.742	0.743	0.883	0.885	0.894	0.896	0.907	0.908	56
55	0.700	0.700	0.704	0.706	0.715	0.717	0.875	0.877	0.888	0.889	0.899	0.900	55
54	0.670	0.670	0.678	0.680	0.689	0.690	0.869	0.870	0.880	0.881	0.891	0.892	54
53			0.651	0.653	0.661	0.663			0.871	0.873	0.881	0.883	53
52			0.624	0.625	0.633	0.634			0.862	0.863	0.872	0.873	52
51			0.595	0.597	0.604	0.605			0.852	0.853	0.861	0.862	51
50			0.566	0.567	0.574	0.575			0.841	0.842	0.849	0.850	50
49			0.537	0.537	0.544	0.545			0.830	0.831	0.837	0.838	49
48			0.506	0.507	0.513	0.514			0.818	0.818	0.825	0.825	48
47			0.476	0.476	0.482	0.483			0.806	0.806	0.812	0.813	47
46			0.445	0.445	0.451	0.451			0.793	0.793	0.799	0.799	46
45			0.413	0.413	0.419	0.419			0.779	0.780	0.785	0.786	45
44			0.393	0.394	0.399	0.399			0.768	0.768	0.772	0.772	44
43			0.373	0.374	0.378	0.379			0.373	0.374	0.378	0.379	43
42			0.353	0.353	0.358	0.358			0.353	0.353	0.358	0.358	42
41			0.332	0.332	0.336	0.336			0.332	0.332	0.336	0.336	41
40			0.311	0.311	0.315	0.315			0.311	0.311	0.315	0.315	40
39			0.302	0.302	0.306	0.306			0.302	0.302	0.306	0.306	39
38			0.293	0.293	0.296	0.297			0.293	0.293	0.296	0.297	38
37			0.283	0.284	0.287	0.287			0.283	0.284	0.287	0.287	37
36					0.277	0.278					0.277	0.278	36
35					0.267	0.268					0.267	0.268	35
34					0.257	0.258					0.257	0.258	34
33					0.247	0.247					0.247	0.247	33
32					0.236	0.236					0.236	0.236	32
31					0.226	0.226					0.226	0.226	31
30					0.216	0.216					0.216	0.216	30
29					0.205	0.205					0.205	0.205	29
28					0.194	0.194					0.194	0.194	28
27					0.183	0.183					0.183	0.183	27
26					0.172	0.172					0.172	0.172	26
25					0.162	0.162					0.162	0.162	25
24					0.150	0.150					0.150	0.150	24
23					0.139	0.139					0.139	0.139	23
22					0.128	0.128					0.128	0.128	22
21					0.117	0.117					0.117	0.117	21
20					0.106	0.106					0.106	0.106	20
19					0.094	0.094					0.094	0.094	19
18					0.083	0.083					0.083	0.083	18

Table VII
APPENDIX A
Adjusted ERF’s For Integrated Calculations
3.00% Integrated Formula

	— — — 3% ERF’s — — —						— — — 1.5% ERF’s — — —
	SSNRA 65		SSNRA 66		SSNRA 67		SSNRA 65		SSNRA 66		SSNRA 67
	YOB 1937 or Earlier		YOB 1938 to 1954		YOB 1955 or Later		YOB 1937 or Earlier		YOB 1938 to 1954		YOB 1955 or Later
AGE	10 C&C	12X	10 C&C	12X	10 C&C	12X	10 C&C	12X	10 C&C	12X	10 C&C	12X	AGE

65	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000	65
64	0.970	0.970	0.970	0.970	0.970	0.970	0.985	0.985	0.985	0.985	0.985	0.985	64
63	0.940	0.940	0.940	0.940	0.940	0.940	0.970	0.970	0.970	0.970	0.970	0.970	63
62	0.910	0.910	0.910	0.910	0.910	0.910	0.955	0.955	0.955	0.955	0.955	0.959	62
61	0.880	0.880	0.880	0.880	0.880	0.880	0.940	0.940	0.940	0.940	0.945	0.949	61
60	0.850	0.850	0.850	0.850	0.850	0.850	0.925	0.925	0.926	0.929	0.938	0.939	60
59	0.820	0.820	0.820	0.820	0.820	0.822	0.910	0.910	0.917	0.920	0.927	0.930	59
58	0.790	0.790	0.790	0.790	0.792	0.795	0.899	0.901	0.909	0.911	0.918	0.920	58
57	0.760	0.760	0.760	0.760	0.765	0.767	0.890	0.892	0.900	0.902	0.910	0.912	57
56	0.730	0.730	0.730	0.731	0.741	0.742	0.881	0.883	0.891	0.893	0.903	0.904	56
55	0.700	0.700	0.704	0.705	0.714	0.716	0.873	0.874	0.884	0.885	0.894	0.895	55
54	0.670	0.670	0.677	0.679	0.687	0.688	0.885	0.887	0.876	0.877	0.885	0.886	54
53			0.650	0.651	0.659	0.660			0.866	0.868	0.875	0.877	53
52			0.622	0.623	0.631	0.632			0.856	0.857	0.865	0.868	52
51			0.594	0.595	0.601	0.602			0.846	0.847	0.854	0.855	51
50			0.565	0.568	0.572	0.573			0.835	0.835	0.842	0.842	50
49			0.535	0.536	0.542	0.542			0.823	0.824	0.830	0.830	49
48			0.505	0.505	0.511	0.512			0.811	0.811	0.817	0.817	48
47			0.474	0.475	0.480	0.481			0.798	0.789	0.804	0.805	47
46			0.443	0.443	0.449	0.449			0.785	0.785	0.790	0.791	46
45			0.412	0.412	0.417	0.417			0.771	0.772	0.777	0.777	45
44			0.392	0.392	0.397	0.397			0.758	0.758	0.763	0.763	44
43			0.372	0.372	0.376	0.377			0.372	0.372	0.376	0.377	43
42			0.352	0.352	0.356	0.356			0.352	0.352	0.358	0.356	42
41			0.331	0.331	0.335	0.335			0.331	0.331	0.335	0.335	41
40			0.310	0.310	0.314	0.314			0.310	0.310	0.314	0.314	40
39			0.301	0.301	0.305	0.305			0.301	0.301	0.305	0.305	39
38			0.292	0.292	0.295	0.295			0.292	0.292	0.295	0.295	38
37			0.282	0.282	0.285	0.286			0.282	0.282	0.285	0.286	37
36					0.278	0.278					0.276	0.276	36
35					0.268	0.268					0.286	0.266	35
34					0.258	0.258					0.256	0.256	34
33					0.245	0.245					0.245	0.245	33
32					0.235	0.235					0.235	0.235	32
31					0.224	0.224					0.224	0.224	31
30					0.214	0.214					0.214	0.214	30
29					0.204	0.204					0.204	0.204	29
28					0.193	0.193					0.193	0.193	28
27					0.182	0.182					0.182	0.182	27
26					0.171	0.171					0.171	0.171	26
25					0.160	0.160					0.160	0.160	25
24					0.149	0.149					0.149	0.149	24
23					0.138	0.138					0.138	0.138	23
22					0.127	0.127					0.127	0.127	22
21					0.116	0.116					0.116	0.116	21
20					0.105	0.105					0.105	0.105	20
19					0.094	0.094					0.094	0.094	19
18					0.082	0.082					0.082	0.082	18

Appendix B
CONVERSION FACTORS WHERE NORMAL FORM = 10 C&C
1998 GBB89 ASSUMPTIONS

AGE	OPTION 1	OPTION 2	OPTION 3
19	1.001%	0.990%	0.990%
20	1.001	0.990	0.990
21	1.001	0.989	0.990
22	1.001	0.988	0.990
23	1.001	0.987	0.990
24	1.001	0.986	0.990
25	1.001	0.985	0.990
26	1.001	0.984	0.990
27	1.001	0.983	0.990
28	1.001	0.982	0.990
29	1.001	0.981	0.990
30	1.002	0.980	0.990
31	1.002	0.979	0.989
32	1.002	0.978	0.989
33	1.002	0.977	0.988
34	1.002	0.976	0.987
35	1.002	0.975	0.987
36	1.002	0.973	0.986
37	1.002	0.971	0.985
38	1.002	0.969	0.984
39	1.002	0.967	0.983
40	1.003	0.965	0.982
41	1.003	0.963	0.981
42	1.003	0.961	0.980
43	1.003	0.959	0.979
44	1.003	0.957	0.977
45	1.004	0.955	0.975
46	1.004	0.952	0.974
47	1.005	0.949	0.973
48	1.005	0.946	0.972
49	1.006	0.943	0.971
50	1.007	0.940	0.970
51	1.008	0.936	0.968
52	1.009	0.932	0.966
53	1.010	0.928	0.964
54	1.011	0.924	0.962
55	1.012	0.920	0.960
56	1.015	0.914	0.957
57	1.018	0.908	0.954
58	1.021	0.902	0.951
59	1.024	0.896	0.948
60	1.027	0.890	0.945
61	1.032	0.884	0.942
62	1.037	0.878	0.939
63	1.042	0.872	0.936
64	1.047	0.866	0.933
65	1.052	0.860	0.930

FACTOR B		0.5%	0.3%
MAXIMUM		99%	99%
THE ABOVE FACTORS FOR OPTIONS 2 AND 3 ASSUME THE MEMBER AND THE CA ARE THE SAME AGE. WHEN THE AGES DIFFER:
ADD FACTOR B FOR EACH YEAR THE CA IS OLDER THAN THE MEMBER
SUBTRACT FACTOR B FOR EACH YEAR THE CA IS YOUNGER THAN THE MEMBER
OPTION 1 IS A LIFE ANNUITY, OPTION 2 IS A 100% J&S w/ 10 YEAR CERTAIN, OPTION 3 IS A 50% J&S

Appendix B
CONVERSION FACTORS WHERE NORMAL FORM = 10 C&C
1998 GBB89 ASSUMPTIONS

AGE	OPTION 1	OPTION 2	OPTION 3
66	1.061	0.853	0.926
67	1.070	0.846	0.922
68	1.079	0.839	0.918
69	1.088	0.832	0.914
70	1.097	0.825	0.910
71	1.112	0.815	0.906
72	1.127	0.805	0.902
73	1.142	0.795	0.898
74	1.157	0.785	0.894
75	1.172	0.775	0.890
76	1.196	0.764	0.887
77	1.220	0.753	0.884
78	1.244	0.742	0.881
79	1.268	0.731	0.878
80	1.292	0.720	0.875
81	1.329	0.706	0.872
82	1.366	0.692	0.869
83	1.403	0.678	0.866
84	1.440	0.664	0.863
85	1.477	0.650	0.860
86	1.529	0.633	0.858
87	1.581	0.616	0.856
88	1.633	0.599	0.854
89	1.685	0.582	0.852
90	1.737	0.565	0.850

FACTOR B		0.5%	0.3%
MAXIMUM		99%	99%
THE ABOVE FACTORS FOR OPTIONS 2 AND 3 ASSUME THE MEMBER AND THE CA ARE THE SAME AGE. WHEN THE AGES DIFFER:
ADD FACTOR B FOR EACH YEAR THE CA IS OLDER THAN THE MEMBER
SUBTRACT FACTOR B FOR EACH YEAR THE CA IS YOUNGER THAN THE MEMBER
OPTION 1 IS A LIFE ANNUITY, OPTION 2 IS A 100% J&S w/ 10 YEAR CERTAIN, OPTION 3 IS A 50% J&S

Appendix C
CONVERSION FACTORS WHERE NORMAL FORM = 12X
1998 GBB89 ASSUMPTIONS

AGE	OPTION 1	OPTION 2	OPTION 3
19	1.003%	0.990%	0.990%
20	1.003	0.990	0.990
21	1.003	0.989	0.990
22	1.003	0.988	0.990
23	1.003	0.987	0.990
24	1.003	0.986	0.990
25	1.003	0.985	0.990
26	1.003	0.984	0.990
27	1.003	0.983	0.990
28	1.003	0.982	0.990
29	1.003	0.981	0.990
30	1.003	0.980	0.990
31	1.003	0.979	0.989
32	1.003	0.978	0.989
33	1.003	0.977	0.988
34	1.003	0.976	0.987
35	1.004	0.975	0.987
36	1.004	0.973	0.986
37	1.004	0.971	0.985
38	1.004	0.969	0.984
39	1.004	0.967	0.983
40	1.005	0.965	0.982
41	1.006	0.963	0.981
42	1.007	0.961	0.980
43	1.008	0.959	0.979
44	1.009	0.957	0.977
45	1.010	0.955	0.975
46	1.011	0.952	0.974
47	1.012	0.949	0.973
48	1.013	0.946	0.972
49	1.014	0.943	0.971
50	1.015	0.940	0.970
51	1.017	0.936	0.968
52	1.019	0.932	0.966
53	1.021	0.928	0.964
54	1.023	0.924	0.962
55	1.025	0.920	0.960
56	1.030	0.914	0.957
57	1.035	0.908	0.954
58	1.040	0.902	0.951
59	1.045	0.896	0.948
60	1.050	0.890	0.945
61	1.060	0.884	0.942
62	1.070	0.878	0.939
63	1.080	0.872	0.936
64	1.090	0.866	0.933
65	1.100	0.860	0.930

FACTOR B		0.5%	0.3%
MAXIMUM		99%	99%
THE ABOVE FACTORS FOR OPTIONS 2 AND 3 ASSUME THE MEMBER AND THE CA ARE THE SAME AGE. WHEN THE AGES DIFFER:
ADD FACTOR B FOR EACH YEAR THE CA IS OLDER THAN THE MEMBER
SUBTRACT FACTOR B FOR EACH YEAR THE CA IS YOUNGER THAN THE MEMBER
OPTION 1 IS A LIFE ANNUITY, OPTION 2 IS A 100% J&S w/ 10 YEAR CERTAIN, OPTION 3 IS A 50% J&S

Appendix C
CONVERSION FACTORS WHERE NORMAL FORM = 12X
1998 GBB89 ASSUMPTIONS

AGE	OPTION 1	OPTION 2	OPTION 3
66	1.120	0.853	0.926
67	1.140	0.846	0.922
68	1.160	0.839	0.918
69	1.180	0.832	0.914
70	1.200	0.825	0.910
71	1.224	0.815	0.906
72	1.248	0.805	0.902
73	1.272	0.795	0.898
74	1.296	0.785	0.894
75	1.320	0.775	0.890
76	1.368	0.764	0.887
77	1.416	0.753	0.884
78	1.464	0.742	0.881
79	1.512	0.731	0.878
80	1.560	0.720	0.875
81	1.628	0.706	0.872
82	1.696	0.692	0.869
83	1.764	0.678	0.866
84	1.832	0.664	0.863
85	1.900	0.650	0.860
86	2.000	0.633	0.858
87	2.100	0.616	0.856
88	2.200	0.599	0.854
89	2.300	0.582	0.852
90	2.400	0.565	0.850

FACTOR B		0.5%	0.3%
MAXIMUM		99%	99%
THE ABOVE FACTORS FOR OPTIONS 2 AND 3 ASSUME THE MEMBER AND THE CA ARE THE SAME AGE. WHEN THE AGES DIFFER:
ADD FACTOR B FOR EACH YEAR THE CA IS OLDER THAN THE MEMBER
SUBTRACT FACTOR B FOR EACH YEAR THE CA IS YOUNGER THAN THE MEMBER
OPTION 1 IS A LIFE ANNUITY, OPTION 2 IS A 100% J&S w/ 10 YEAR CERTAIN, OPTION 3 IS A 50% J&S

Appendix D
CONVERSION FACTORS WHERE NORMAL FORM = ST LIFE
1998 GBB89 ASSUMPTIONS

AGE	OPTION 1	OPTION 2	OPTION 3
19	0.999%	0.990%	0.990%
20	0.999	0.990	0.990
21	0.999	0.989	0.990
22	0.999	0.988	0.990
23	0.999	0.987	0.990
24	0.999	0.986	0.990
25	0.999	0.985	0.990
26	0.999	0.984	0.990
27	0.999	0.983	0.990
28	0.999	0.982	0.990
29	0.999	0.981	0.990
30	0.998	0.980	0.990
31	0.998	0.979	0.989
32	0.998	0.978	0.989
33	0.998	0.977	0.988
34	0.998	0.976	0.987
35	0.998	0.975	0.987
36	0.998	0.973	0.986
37	0.998	0.971	0.985
38	0.998	0.969	0.984
39	0.998	0.967	0.983
40	0.997	0.965	0.982
41	0.997	0.963	0.981
42	0.997	0.961	0.980
43	0.997	0.959	0.979
44	0.997	0.957	0.977
45	0.996	0.955	0.975
46	0.996	0.952	0.974
47	0.995	0.949	0.973
48	0.995	0.946	0.972
49	0.994	0.943	0.971
50	0.993	0.940	0.970
51	0.992	0.936	0.968
52	0.991	0.932	0.966
53	0.990	0.928	0.964
54	0.989	0.924	0.962
55	0.988	0.920	0.960
56	0.985	0.914	0.957
57	0.982	0.908	0.954
58	0.979	0.902	0.951
59	0.977	0.896	0.948
60	0.974	0.890	0.945
61	0.969	0.884	0.942
62	0.964	0.878	0.939
63	0.960	0.872	0.936
64	0.955	0.866	0.933
65	0.951	0.860	0.930

FACTOR B		0.5%	0.3%
MAXIMUM		99%	99%
THE ABOVE FACTORS FOR OPTIONS 2 AND 3 ASSUME THE MEMBER AND THE CA ARE THE SAME AGE. WHEN THE AGES DIFFER:
ADD FACTOR B FOR EACH YEAR THE CA IS OLDER THAN THE MEMBER
SUBTRACT FACTOR B FOR EACH YEAR THE CA IS YOUNGER THAN THE MEMBER
OPTION 1 IS A 10 YEAR CERTAIN ANNUITY, OPTION 2 IS A 100% J&S w/ 10 YEAR CERTAIN, OPTION 3 IS A 50% J&S

Appendix D
CONVERSION FACTORS WHERE NORMAL FORM = ST LIFE
1998 GBB89 ASSUMPTIONS

AGE	OPTION 1	OPTION 2	OPTION 3
66	0.943	0.853	0.926
67	0.935	0.846	0.922
68	0.927	0.839	0.918
69	0.919	0.832	0.914
70	0.912	0.825	0.910
71	0.899	0.815	0.906
72	0.887	0.805	0.902
73	0.876	0.795	0.898
74	0.864	0.785	0.894
75	0.853	0.775	0.890
76	0.836	0.764	0.887
77	0.820	0.753	0.884
78	0.804	0.742	0.881
79	0.789	0.731	0.878
80	0.774	0.720	0.875
81	0.752	0.706	0.872
82	0.732	0.692	0.869
83	0.713	0.678	0.866
84	0.694	0.664	0.863
85	0.677	0.650	0.860
86	0.654	0.633	0.858
87	0.633	0.616	0.856
88	0.612	0.599	0.854
89	0.593	0.582	0.852
90	0.576	0.565	0.850

FACTOR B		0.5%	0.3%
MAXIMUM		99%	99%
THE ABOVE FACTORS FOR OPTIONS 2 AND 3 ASSUME THE MEMBER AND THE CA ARE THE SAME AGE. WHEN THE AGES DIFFER:
ADD FACTOR B FOR EACH YEAR THE CA IS OLDER THAN THE MEMBER
SUBTRACT FACTOR B FOR EACH YEAR THE CA IS YOUNGER THAN THE MEMBER
OPTION 1 IS A 10 YEAR CERTAIN ANNUITY, OPTION 2 IS A 100% J&S w/ 10 YEAR CERTAIN, OPTION 3 IS A 50% J&S

Table I (A)
APPENDIX E
ACTUARIAL EQUIVALENT EARLY RETIREMENT FACTORS @ AGE 65

AGE	0	1	2	3	4	5	6	7	8	9	10	11
20	0.004	0.004	0.004	0.004	0.004	0.004	0.005	0.005	0.005	0.005	0.005	0.005
21	0.005	0.005	0.005	0.005	0.005	0.005	0.006	0.006	0.006	0.006	0.006	0.006
22	0.006	0.006	0.006	0.006	0.006	0.006	0.007	0.007	0.007	0.007	0.007	0.007
23	0.007	0.007	0.007	0.007	0.007	0.007	0.008	0.008	0.008	0.008	0.008	0.008
24	0.008	0.008	0.008	0.008	0.008	0.008	0.009	0.009	0.009	0.009	0.009	0.009

25	0.009	0.009	0.009	0.009	0.009	0.009	0.010	0.010	0.010	0.010	0.010	0.010
26	0.010	0.011	0.012	0.013	0.013	0.014	0.015	0.016	0.017	0.018	0.018	0.019
27	0.020	0.021	0.022	0.023	0.023	0.024	0.025	0.026	0.027	0.028	0.028	0.029
28	0.030	0.031	0.032	0.033	0.033	0.034	0.035	0.036	0.037	0.038	0.038	0.039
29	0.040	0.041	0.042	0.043	0.043	0.044	0.045	0.046	0.047	0.048	0.048	0.049

30	0.050	0.051	0.052	0.053	0.053	0.054	0.055	0.056	0.057	0.058	0.058	0.059
31	0.060	0.061	0.062	0.063	0.063	0.064	0.065	0.066	0.067	0.068	0.068	0.069
32	0.070	0.071	0.072	0.073	0.073	0.074	0.075	0.076	0.077	0.078	0.078	0.079
33	0.080	0.081	0.082	0.083	0.083	0.084	0.085	0.086	0.087	0.088	0.088	0.089
34	0.090	0.091	0.092	0.093	0.093	0.094	0.095	0.096	0.097	0.098	0.098	0.099

35	0.100	0.101	0.102	0.103	0.103	0.104	0.105	0.106	0.107	0.108	0.108	0.109
36	0.110	0.111	0.112	0.113	0.113	0.114	0.115	0.116	0.117	0.118	0.118	0.119
37	0.120	0.121	0.122	0.123	0.123	0.124	0.125	0.126	0.127	0.128	0.128	0.129
38	0.130	0.131	0.132	0.133	0.133	0.134	0.135	0.136	0.137	0.138	0.138	0.139
39	0.140	0.141	0.142	0.143	0.143	0.144	0.145	0.146	0.147	0.148	0.148	0.149

40	0.150	0.151	0.152	0.153	0.153	0.154	0.155	0.156	0.157	0.158	0.158	0.159
41	0.160	0.161	0.162	0.163	0.163	0.164	0.165	0.166	0.167	0.168	0.168	0.169
42	0.170	0.171	0.172	0.173	0.173	0.174	0.175	0.176	0.177	0.178	0.178	0.179
43	0.180	0.181	0.182	0.183	0.183	0.184	0.185	0.186	0.187	0.188	0.188	0.189
44	0.190	0.191	0.192	0.193	0.193	0.194	0.195	0.196	0.197	0.198	0.198	0.199

45	0.200	0.203	0.205	0.208	0.210	0.213	0.215	0.218	0.220	0.223	0.225	0.228
46	0.230	0.233	0.235	0.238	0.240	0.243	0.245	0.248	0.250	0.253	0.255	0.258
47	0.260	0.263	0.265	0.268	0.270	0.273	0.275	0.278	0.280	0.283	0.285	0.288
48	0.290	0.293	0.295	0.298	0.300	0.303	0.305	0.308	0.310	0.313	0.315	0.318
49	0.320	0.323	0.325	0.328	0.330	0.333	0.335	0.338	0.340	0.343	0.345	0.348

50	0.350	0.353	0.355	0.358	0.360	0.363	0.365	0.368	0.370	0.373	0.375	0.378
51	0.380	0.383	0.385	0.388	0.390	0.393	0.395	0.398	0.400	0.403	0.405	0.408
52	0.410	0.413	0.415	0.418	0.420	0.423	0.425	0.428	0.430	0.433	0.435	0.438
53	0.440	0.443	0.445	0.448	0.450	0.453	0.455	0.458	0.460	0.463	0.465	0.468
54	0.470	0.473	0.475	0.478	0.480	0.483	0.485	0.488	0.490	0.493	0.495	0.498

55	0.500	0.503	0.507	0.510	0.513	0.517	0.520	0.523	0.527	0.530	0.533	0.537
56	0.540	0.543	0.547	0.550	0.553	0.557	0.560	0.563	0.567	0.570	0.573	0.577
57	0.580	0.583	0.587	0.590	0.593	0.597	0.600	0.603	0.607	0.610	0.613	0.617
58	0.620	0.623	0.627	0.630	0.633	0.637	0.640	0.643	0.647	0.650	0.653	0.657
59	0.660	0.663	0.667	0.670	0.673	0.677	0.680	0.683	0.687	0.690	0.693	0.697

60	0.700	0.705	0.710	0.715	0.720	0.725	0.730	0.735	0.740	0.745	0.750	0.755
61	0.760	0.765	0.770	0.775	0.780	0.785	0.790	0.795	0.800	0.805	0.810	0.815
62	0.820	0.825	0.830	0.835	0.840	0.845	0.850	0.855	0.860	0.865	0.870	0.875
63	0.880	0.885	0.890	0.895	0.900	0.905	0.910	0.915	0.920	0.925	0.930	0.935
64	0.940	0.945	0.950	0.955	0.960	0.965	0.970	0.975	0.980	0.985	0.990	0.995

65	1.000

Table I (B)
APPENDIX E
3% EARLY RETIREMENT FACTORS @ AGE 65

AGE	0	1	2	3	4	5	6	7	8	9	10	11
20	0.100	0.101	0.102	0.103	0.103	0.104	0.105	0.106	0.107	0.108	0.108	0.109
21	0.110	0.111	0.112	0.113	0.113	0.114	0.115	0.116	0.117	0.118	0.118	0.119
22	0.120	0.121	0.122	0.123	0.123	0.124	0.125	0.126	0.127	0.128	0.128	0.129
23	0.130	0.131	0.132	0.133	0.133	0.134	0.135	0.136	0.137	0.138	0.138	0.139
24	0.140	0.141	0.142	0.143	0.143	0.144	0.145	0.146	0.147	0.148	0.148	0.149

25	0.150	0.151	0.152	0.153	0.153	0.154	0.155	0.156	0.157	0.158	0.158	0.159
26	0.160	0.161	0.162	0.163	0.163	0.164	0.165	0.166	0.167	0.168	0.168	0.169
27	0.170	0.171	0.172	0.173	0.173	0.174	0.175	0.176	0.177	0.178	0.178	0.179
28	0.180	0.181	0.182	0.183	0.183	0.184	0.185	0.186	0.187	0.188	0.188	0.189
29	0.190	0.191	0.192	0.193	0.193	0.194	0.195	0.196	0.197	0.198	0.198	0.199

30	0.200	0.201	0.202	0.203	0.203	0.204	0.205	0.206	0.207	0.208	0.208	0.209
31	0.210	0.211	0.212	0.213	0.213	0.214	0.215	0.216	0.217	0.218	0.218	0.219
32	0.220	0.221	0.222	0.223	0.223	0.224	0.225	0.226	0.227	0.228	0.228	0.229
33	0.230	0.231	0.232	0.233	0.233	0.234	0.235	0.236	0.237	0.238	0.238	0.239
34	0.240	0.241	0.242	0.243	0.243	0.244	0.245	0.246	0.247	0.248	0.248	0.249

35	0.250	0.251	0.252	0.253	0.253	0.254	0.255	0.256	0.257	0.258	0.258	0.259
36	0.260	0.261	0.262	0.263	0.263	0.264	0.265	0.266	0.267	0.268	0.268	0.269
37	0.270	0.271	0.272	0.273	0.273	0.274	0.275	0.276	0.277	0.278	0.278	0.279
38	0.280	0.281	0.282	0.283	0.283	0.284	0.285	0.286	0.287	0.288	0.288	0.289
39	0.290	0.291	0.292	0.293	0.293	0.294	0.295	0.296	0.297	0.298	0.298	0.299

40	0.300	0.302	0.303	0.305	0.307	0.308	0.310	0.312	0.313	0.315	0.317	0.318
41	0.320	0.322	0.323	0.325	0.327	0.328	0.330	0.332	0.333	0.335	0.337	0.338
42	0.340	0.342	0.343	0.345	0.347	0.348	0.350	0.352	0.353	0.355	0.357	0.358
43	0.360	0.362	0.363	0.365	0.367	0.368	0.370	0.372	0.373	0.375	0.377	0.378
44	0.380	0.382	0.383	0.385	0.387	0.388	0.390	0.392	0.393	0.395	0.397	0.398

45	0.400	0.402	0.405	0.408	0.410	0.413	0.415	0.417	0.420	0.423	0.425	0.428
46	0.430	0.432	0.435	0.438	0.440	0.443	0.445	0.447	0.450	0.453	0.455	0.458
47	0.460	0.462	0.465	0.468	0.470	0.473	0.475	0.477	0.480	0.483	0.485	0.488
48	0.490	0.492	0.495	0.498	0.500	0.503	0.505	0.507	0.510	0.513	0.515	0.518
49	0.520	0.522	0.525	0.528	0.530	0.533	0.535	0.537	0.540	0.543	0.545	0.548

50	0.550	0.552	0.555	0.558	0.560	0.563	0.565	0.567	0.570	0.573	0.575	0.578
51	0.580	0.582	0.585	0.588	0.590	0.593	0.595	0.597	0.600	0.603	0.605	0.608
52	0.610	0.612	0.615	0.618	0.620	0.623	0.625	0.627	0.630	0.633	0.635	0.638
53	0.640	0.642	0.645	0.648	0.650	0.653	0.655	0.657	0.660	0.663	0.665	0.668
54	0.670	0.672	0.675	0.678	0.680	0.683	0.685	0.687	0.690	0.693	0.695	0.698

55	0.700	0.702	0.705	0.708	0.710	0.713	0.715	0.717	0.720	0.723	0.725	0.728
56	0.730	0.732	0.735	0.738	0.740	0.743	0.745	0.747	0.750	0.753	0.755	0.758
57	0.760	0.762	0.765	0.768	0.770	0.773	0.775	0.777	0.780	0.783	0.785	0.788
58	0.790	0.792	0.795	0.798	0.800	0.803	0.805	0.807	0.810	0.813	0.815	0.818
59	0.820	0.822	0.825	0.828	0.830	0.833	0.835	0.837	0.840	0.843	0.845	0.848

60	0.850	0.852	0.855	0.858	0.860	0.863	0.865	0.867	0.870	0.873	0.875	0.878
61	0.880	0.882	0.885	0.888	0.890	0.893	0.895	0.897	0.900	0.903	0.905	0.908
62	0.910	0.912	0.915	0.918	0.920	0.923	0.925	0.927	0.930	0.933	0.935	0.938
63	0.940	0.942	0.945	0.948	0.950	0.953	0.955	0.957	0.960	0.963	0.965	0.968
64	0.970	0.972	0.975	0.978	0.980	0.983	0.985	0.987	0.990	0.993	0.995	0.998

65	1.000

Table I (c)
APPENDIX E
R/70 & R/80 EARLY RETIREMENT FACTORS @ AGE 65

AGE	0	1	2	3	4	5	6	7	8	9	10	11
45	0.700	0.701	0.703	0.704	0.705	0.706	0.708	0.709	0.710	0.711	0.713	0.714
46	0.715	0.716	0.718	0.719	0.720	0.721	0.723	0.724	0.725	0.726	0.728	0.729
47	0.730	0.731	0.733	0.734	0.735	0.736	0.738	0.739	0.740	0.741	0.743	0.744
48	0.745	0.746	0.748	0.749	0.750	0.751	0.753	0.754	0.755	0.756	0.758	0.759
49	0.760	0.761	0.763	0.764	0.765	0.766	0:768	0.769	0.770	0.771	0.773	0.774

50	0.775	0.776	0.778	0.779	0.780	0.781	0.783	0.784	0.785	0.786	0.788	0.789
51	0.790	0.791	0.793	0.794	0.795	0.796	0.798	0.799	0.800	0.801	0.803	0.804
52	0.805	0.806	0.808	0.809	0.810	0.811	0.813	0.814	0.815	0.816	0.818	0.819
53	0.820	0.821	0.823	0.824	0.825	0.826	0.828	0.829	0.830	0.831	0.833	0.834
54	0.835	0.836	0.838	0.839	0.840	0.841	0.843	0.844	0.845	0.846	0.848	0.849

55	0.850	0.851	0.853	0.854	0.855	0.856	0.858	0.859	0.860	0.861	0.863	0.864
56	0.865	0.866	0.868	0.869	0.870	0.871	0.873	0.874	0.875	0.876	0.878	0.879
57	0.880	0.881	0.883	0.884	0.885	0.886	0.888	0.889	0.890	0.891	0.893	0.894
58	0.895	0.896	0.898	0.899	0.900	0.901	0.903	0.904	0.905	0.906	0.908	0.909
59	0.910	0.911	0.913	0.914	0.915	0.916	0.918	0.919	0.920	0.921	0.923	0.924

60	0.925	0.926	0.928	0.929	0.930	0.931	0.933	0.934	0.935	0.936	0.938	0.939
61	0.940	0.941	0.943	0.944	0.945	0.946	0.948	0.949	0.950	0.951	0.953	0.954
62	0.955	0.956	0.958	0.959	0.960	0.961	0.963	0.964	0.965	0.966	0.968	0.969
63	0.970	0.971	0.973	0.974	0.975	0.976	0.978	0.979	0.980	0.981	0.983	0.984
64	0.985	0.986	0.988	0.989	0.990	0.991	0.993	0.994	0.995	0.996	0.998	0.999

65	1.000

Table II (A)
APPENDIX E
ACTUARIAL EQUIVALENT EARLY RETIREMENT FACTORS UNREDUCED AGE 62

AGE	0	1	2	3	4	5	6	7	8	9	10	11
20	0.080	0.081	0.082	0.083	0.083	0.084	0.085	0.086	0.087	0.088	0.088	0.089
21	0.090	0.091	0.092	0.093	0.093	0.094	0.095	0.096	0.097	0.098	0.098	0.099
22	0.100	0.101	0.102	0.103	0.103	0.104	0.105	0.106	0.107	0.108	0.108	0.109
23	0.110	0.111	0.112	0.113	0.113	0.114	0.115	0.116	0.117	0.118	0.118	0.119
24	0.120	0.121	0.122	0.123	0.123	0.124	0.125	0.126	0.127	0.128	0.128	0.129

25	0.130	0.131	0.132	0.133	0.133	0.134	0.135	0.136	0.137	0.138	0.138	0.139
26	0.140	0.141	0.142	0.143	0.143	0.144	0.145	0.146	0.147	0.148	0.148	0.149
27	0.150	0.151	0.152	0.153	0.153	0.154	0.155	0.156	0.157	0.158	0.158	0.159
28	0.160	0.161	0.162	0.163	0.163	0.164	0.165	0.166	0.167	0.168	0.168	0.169
29	0.170	0.171	0.172	0.173	0.173	0.174	0.175	0.176	0.177	0.178	0.178	0.179

30	0.180	0.181	0.182	0.183	0.183	0.184	0.185	0.186	0.187	0.188	0.188	0.189
31	0.190	0.191	0.192	0.193	0.193	0.194	0.195	0.196	0.197	0.198	0.198	0.199
32	0.200	0.201	0.202	0.203	0.203	0.204	0.205	0.206	0.207	0.208	0.208	0.209
33	0.210	0.211	0.212	0.213	0.213	0.214	0.215	0.216	0.217	0.218	0.218	0.219
34	0.220	0.221	0.222	0.223	0.223	0.224	0.225	0.226	0.227	0.228	0.228	0.229

35	0.230	0.231	0.232	0.233	0.233	0.234	0.235	0.236	0.237	0.238	0.238	0.239
36	0.240	0.241	0.242	0.243	0.243	0.244	0.245	0.246	0.247	0.248	0.248	0.249
37	0.250	0.251	0.252	0.253	0.253	0.254	0.255	0.256	0.257	0.258	0.258	0.259
38	0.260	0.261	0.262	0.263	0.263	0.264	0.265	0.266	0.267	0.268	0.268	0.269
39	0.270	0.271	0.272	0.273	0.273	0.274	0.275	0.276	0.277	0.278	0.278	0.279

40	0.280	0.282	0.283	0.285	0.287	0.288	0.290	0.292	0.293	0.295	0.297	0.298
41	0.300	0.302	0.303	0.305	0.307	0.308	0.310	0.312	0.313	0.315	0.317	0.318
42	0.320	0.322	0.323	0.325	0.327	0.328	0.330	0.332	0.333	0.335	0.337	0.338
43	0.340	0.342	0.343	0.345	0.347	0.348	0.350	0.352	0.353	0.355	0.357	0.358
44	0.360	0.362	0.363	0.365	0.367	0.368	0.370	0.372	0.373	0.375	0.377	0.378

45	0.380	0.383	0.385	0.388	0.390	0.393	0.395	0.398	0.400	0.403	0.405	0.408
46	0.410	0.413	0.415	0.418	0.420	0.423	0.425	0.428	0.430	0.433	0.435	0.438
47	0.440	0.443	0.445	0.448	0.450	0.453	0.455	0.458	0.460	0.463	0.465	0.468
48	0.470	0.473	0.475	0.478	0.480	0.483	0.485	0.488	0.490	0.493	0.495	0.498
49	0.500	0.503	0.505	0.508	0.510	0.513	0.515	0.518	0.520	0.523	0.525	0.528

50	0.530	0.533	0.535	0.538	0.540	0.543	0.545	0.548	0.550	0.553	0.555	0.558
51	0.560	0.563	0.565	0.568	0.570	0.573	0.575	0.578	0.580	0.583	0.585	0.588
52	0.590	0.593	0.595	0.598	0.600	0.603	0.605	0.608	0.610	0.613	0.615	0.618
53	0.620	0.623	0.625	0.628	0.630	0.633	0.635	0.638	0.640	0.643	0.645	0.648
54	0.650	0.653	0.655	0.658	0.660	0.663	0.665	0.668	0.670	0.673	0.675	0.678

55	0.680	0.683	0.687	0.690	0.693	0.697	0.700	0.703	0.707	0.710	0.713	0.717
56	0.720	0.723	0.727	0.730	0.733	0.737	0.740	0.743	0.747	0.750	0.753	0.757
57	0.760	0.763	0.767	0.770	0.773	0.777	0.780	0.783	0.787	0.790	0.793	0.797
58	0.800	0.803	0.807	0.810	0.813	0.817	0.820	0.823	0.827	0.830	0.833	0.837
59	0.840	0.843	0.847	0.850	0.853	0.857	0.860	0.863	0.867	0.870	0.873	0.877

60	0.880	0.885	0.890	0.895	0.900	0.905	0.910	0.915	0.920	0.925	0.930	0.935
61	0.940	0.945	0.950	0.955	0.960	0.965	0.970	0.975	0.980	0.985	0.990	0.995
62	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000
63	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000
64	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000

65	1.000

Table II (B)
APPENDIX E
3% EARLY RETIREMENT FACTORS UNREDUCED AGE 62

AGE	0	1	2	3	4	5	6	7	8	9	10	11
20	0.190	0.191	0.192	0.193	0.193	0.194	0.195	0.196	0.197	0.198	0.198	0.199
21	0.200	0.201	0.202	0.203	0.203	0.204	0.205	0.206	0.207	0.208	0.208	0.209
22	0.210	0.211	0.212	0.213	0.213	0.214	0.215	0.216	0.217	0.218	0.218	0.219
23	0.220	0.221	0.222	0.223	0.223	0.224	0.225	0.226	0.227	0.228	0.228	0.229
24	0.230	0.231	0.232	0.233	0.233	0.234	0.235	0.236	0.237	0.238	0.238	0.239

25	0.240	0.241	0.242	0.243	0.243	0.244	0.245	0.246	0.247	0.248	0.248	0.249
26	0.250	0.251	0.252	0.253	0.253	0.254	0.255	0.256	0.257	0.258	0.258	0.259
27	0.260	0.261	0.262	0.263	0.263	0.264	0.265	0.266	0.267	0.268	0.268	0.269
28	0.270	0.271	0.272	0.273	0.273	0.274	0.275	0.276	0.277	0.278	0.278	0.279
29	0.280	0.281	0.282	0.283	0.283	0.284	0.285	0.286	0.287	0.288	0.288	0.289

30	0.290	0.291	0.292	0.293	0.293	0.294	0.295	0.296	0.297	0.298	0.298	0.299
31	0.300	0.301	0.302	0.303	0.303	0.304	0.305	0.306	0.307	0.308	0.308	0.309
32	0.310	0.311	0.312	0.313	0.313	0.314	0.315	0.316	0.317	0.318	0.318	0.319
33	0.320	0.321	0.322	0.323	0.323	0.324	0.325	0.326	0.327	0.328	0.328	0.329
34	0.330	0.331	0.332	0.333	0.333	0.334	0.335	0.336	0.337	0.338	0.338	0.339

35	0.340	0.341	0.342	0.343	0.343	0.344	0.345	0.346	0.347	0.348	0.348	0.349
36	0.350	0.351	0.352	0.353	0.353	0.354	0.355	0.356	0.357	0.358	0.358	0.359
37	0.360	0.361	0.362	0.363	0.363	0.364	0.365	0.366	0.367	0.368	0.368	0.369
38	0.370	0.371	0.372	0.373	0.373	0.374	0.375	0.376	0.377	0.378	0.378	0.379
39	0.380	0.381	0.382	0.383	0.383	0.384	0.385	0.386	0.387	0.388	0.388	0.389

40	0.390	0.392	0.393	0.395	0.397	0.398	0.400	0.402	0.403	0.405	0.407	0.408
41	0.410	0.412	0.413	0.415	0.417	0.418	0.420	0.422	0.423	0.425	0.427	0.428
42	0.430	0.432	0.433	0.435	0.437	0.438	0.440	0.442	0.443	0.445	0.447	0.448
43	0.450	0.452	0.453	0.455	0.457	0.458	0.460	0.462	0.463	0.465	0.467	0.468
44	0.470	0.472	0.473	0.475	0.477	0.478	0.480	0.482	0.483	0.485	0.487	0.488

45	0.490	0.492	0.495	0.498	0.500	0.503	0.505	0.507	0.510	0.513	0.515	0.518
46	0.520	0.522	0.525	0.528	0.530	0.533	0.535	0.537	0.540	0.543	0.545	0.548
47	0.550	0.552	0.555	0.558	0.560	0.563	0.565	0.567	0.570	0.573	0.575	0.578
48	0.580	0.582	0.585	0.588	0.590	0.593	0.595	0.597	0.600	0.603	0.605	0.608
49	0.610	0.612	0.615	0.618	0.620	0.623	0.625	0.627	0.630	0.633	0.635	0.638

50	0.640	0.642	0.645	0.648	0.650	0.653	0.655	0.657	0.660	0.663	0.665	0.668
51	0.670	0.672	0.675	0.678	0.680	0.683	0.685	0.687	0.690	0.693	0.695	0.698
52	0.700	0.702	0.705	0.708	0.710	0.713	0.715	0.717	0.720	0.723	0.725	0.728
53	0.730	0.732	0.735	0.738	0.740	0.743	0.745	0.747	0.750	0.753	0.755	0.758
54	0.760	0.762	0.765	0.768	0.770	0.773	0.775	0.777	0.780	0.783	0.785	0.788

55	0.790	0.792	0.795	0.798	0.800	0.803	0.805	0.807	0.810	0.813	0.815	0.818
56	0.820	0.822	0.825	0.828	0.830	0.833	0.835	0.837	0.840	0.843	0.845	0.848
57	0.850	0.852	0.855	0.858	0.860	0.863	0.865	0.867	0.870	0.873	0.875	0.878
58	0.880	0.882	0.885	0.888	0.890	0.893	0.895	0.897	0.900	0.903	0.905	0.908
59	0.910	0.912	0.915	0.918	0.920	0.923	0.925	0.927	0.930	0.933	0.935	0.938

60	0.940	0.942	0.945	0.948	0.950	0.953	0.955	0.957	0.960	0.963	0.965	0.968
61	0.970	0.972	0.975	0.978	0.980	0.983	0.985	0.987	0.990	0.993	0.995	0.998
62	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000
63	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000
64	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000

65	1.000

Table II (C)
APPENDIX E
R/70 & R/80 EARLY RETIREMENT FACTORS UNREDUCED AGE 62

AGE	0	1	2	3	4	5	6	7	8	9	10	11
45	0.745	0.746	0.748	0.749	0.750	0.751	0.753	0.754	0.755	0.756	0.758	0.759
46	0.760	0.761	0.763	0.764	0.765	0.766	0.768	0.769	0.770	0.771	0.773	0.774
47	0.775	0.776	0.778	0.779	0.780	0.781	0.783	0.784	0.785	0.786	0.788	0.789
48	0.790	0.791	0.793	0.794	0.795	0.796	0.798	0.799	0.800	0.801	0.803	0.804
49	0.805	0.806	0.808	0.809	0.810	0.811	0.813	0.814	0.815	0.816	0.818	0.819

50	0.820	0.821	0.823	0.824	0.825	0.826	0.828	0.829	0.830	0.831	0.833	0.834
51	0.835	0.836	0.838	0.839	0.840	0.841	0.843	0.844	0.845	0.846	0.848	0.849
52	0.850	0.851	0.853	0.854	0.855	0.856	0.858	0.859	0.860	0.861	0.863	0.864
53	0.865	0.866	0.868	0.869	0.870	0.871	0.873	0.874	0.875	0.876	0.878	0.879
54	0.880	0.881	0.883	0.884	0.885	0.886	0.888	0.889	0.890	0.891	0.893	0.894

55	0.895	0.896	0.898	0.899	0.900	0.901	0.903	0.904	0.905	0.906	0.908	0.909
56	0.910	0.911	0.913	0.914	0.915	0.916	0.918	0.919	0.920	0.921	0.923	0.924
57	0.925	0.926	0.928	0.929	0.930	0.931	0.933	0.934	0.935	0.936	0.938	0.939
58	0.940	0.941	0.943	0.944	0.945	0.946	0.948	0.949	0.950	0.951	0.953	0.954
59	0.955	0.956	0.958	0.959	0.960	0.961	0.963	0.964	0.965	0.966	0.968	0.969

60	0.970	0.971	0.973	0.974	0.975	0.976	0.978	0.979	0.980	0.981	0.983	0.984
61	0.985	0.986	0.988	0.989	0.990	0.991	0.993	0.994	0.995	0.996	0.998	0.999
62	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000
63	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000
64	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000

65	1.000

Table III (A)
APPENDIX E
ACTUARIAL EQUIVALENT EARLY RETIREMENT FACTORS UNREDUCED AGE 60

AGE	0	1	2	3	4	5	6	7	8	9	10	11
20	0.200	0.201	0.202	0.203	0.203	0.204	0.205	0.206	0.207	0.208	0.208	0.209
21	0.210	0.211	0.212	0.213	0.213	0.214	0.215	0.216	0.217	0.218	0.218	0.219
22	0.220	0.221	0.222	0.223	0.223	0.224	0.225	0.226	0.227	0.228	0.228	0.229
23	0.230	0.231	0.232	0.233	0.233	0.234	0.235	0.236	0.237	0.238	0.238	0.239
24	0.240	0.241	0.242	0.243	0.243	0.244	0.245	0.246	0.247	0.248	0.248	0.249

25	0.250	0.251	0.252	0.253	0.253	0.254	0.255	0.256	0.257	0.258	0.258	0.259
26	0.260	0.261	0.262	0.263	0.263	0.264	0.265	0.266	0.267	0.268	0.268	0.269
27	0.270	0.271	0.272	0.273	0.273	0.274	0.275	0.276	0.277	0.278	0.278	0.279
28	0.280	0.281	0.282	0.283	0.283	0.284	0.285	0.286	0.287	0.288	0.288	0.289
29	0.290	0.291	0.292	0.293	0.293	0.294	0.295	0.296	0.297	0.298	0.298	0.299

30	0.300	0.301	0.302	0.303	0.303	0.304	0.305	0.306	0.307	0.308	0.308	0.309
31	0.310	0.311	0.312	0.313	0.313	0.314	0.315	0.316	0.317	0.318	0.318	0.319
32	0.320	0.321	0.322	0.323	0.323	0.324	0.325	0.326	0.327	0.328	0.328	0.329
33	0.330	0.331	0.332	0.333	0.333	0.334	0.335	0.336	0.337	0.338	0.338	0.339
34	0.340	0.341	0.342	0.343	0.343	0.344	0.345	0.346	0.347	0.348	0.348	0.349

35	0.350	0.351	0.352	0.353	0.353	0.354	0.355	0.356	0.357	0.358	0.358	0.359
36	0.360	0.361	0.362	0.363	0.363	0.364	0.365	0.366	0.367	0.368	0.368	0.369
37	0.370	0.371	0.372	0.373	0.373	0.374	0.375	0.376	0.377	0.378	0.378	0.379
38	0.380	0.381	0.382	0.383	0.383	0.384	0.385	0.386	0.387	0.388	0.388	0.389
39	0.390	0.391	0.392	0.393	0.393	0.394	0.395	0.396	0.397	0.398	0.398	0.399

40	0.400	0.402	0.403	0.405	0.407	0.408	0.410	0.412	0.413	0.415	0.417	0.418
41	0.420	0.422	0.423	0.425	0.427	0.428	0.430	0.432	0.433	0.435	0.437	0.438
42	0.440	0.442	0.443	0.445	0.447	0.448	0.450	0.452	0.453	0.455	0.457	0.458
43	0.460	0.462	0.463	0.465	0.467	0.468	0.470	0.472	0.473	0.475	0.477	0.478
44	0.480	0.482	0.483	0.485	0.487	0.488	0.490	0.492	0.493	0.495	0.497	0.498

45	0.500	0.503	0.505	0.508	0.510	0.513	0.515	0.518	0.520	0.523	0.525	0.528
46	0.530	0.533	0.535	0.538	0.540	0.543	0.545	0.548	0.550	0.553	0.555	0.558
47	0.560	0.563	0.565	0.568	0.570	0.573	0.575	0.578	0.580	0.583	0.585	0.588
48	0.590	0.593	0.595	0.598	0.600	0.603	0.605	0.608	0.610	0.613	0.615	0.618
49	0.620	0.623	0.625	0.628	0.630	0.633	0.635	0.638	0.640	0.643	0.645	0.648

50	0.650	0.653	0.655	0.658	0.660	0.663	0.665	0.668	0.670	0.673	0.675	0.678
51	0.680	0.683	0.685	0.688	0.690	0.693	0.695	0.698	0.700	0.703	0.705	0.708
52	0.710	0.713	0.715	0.718	0.720	0.723	0.725	0.728	0.730	0.733	0.735	0.738
53	0.740	0.743	0.745	0.748	0.750	0.753	0.755	0.758	0.760	0.763	0.765	0.768
54	0.770	0.773	0.775	0.778	0.780	0.783	0.785	0.788	0.790	0.793	0.795	0.798

55	0.800	0.803	0.807	0.810	0.813	0.817	0.820	0.823	0.827	0.830	0.833	0.837
56	0.840	0.843	0.847	0.850	0.853	0.857	0.860	0.863	0.867	0.870	0.873	0.877
57	0.880	0.883	0.887	0.890	0.893	0.897	0.900	0.903	0.907	0.910	0.913	0.917
58	0.920	0.923	0.927	0.930	0.933	0.937	0.940	0.943	0.947	0.950	0.953	0.957
59	0.960	0.963	0.967	0.970	0.973	0.977	0.980	0.983	0.987	0.990	0.993	0.997

60	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000
61	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000
62	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000
63	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000
64	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000

65	1.000

Table III (B)
APPENDIX E
3% EARLY RETIREMENT FACTORS UNREDUCED AGE 60

AGE	0	1	2	3	4	5	6	7	8	9	10	11
20	0.250	0.251	0.252	0.253	0.253	0.254	0.255	0.256	0.257	0.258	0.258	0.259
21	0.260	0.261	0.262	0.263	0.263	0.264	0.265	0.266	0.267	0.268	0.268	0.269
22	0.270	0.271	0.272	0.273	0.273	0.274	0.275	0.276	0.277	0.278	0.278	0.279
23	0.280	0.281	0.282	0.283	0.283	0.284	0.285	0.286	0.287	0.288	0.288	0.289
24	0.290	0.291	0.292	0.293	0.293	0.294	0.295	0.296	0.297	0.298	0.298	0.299

25	0.300	0.301	0.302	0.303	0.303	0.304	0.305	0.306	0.307	0.308	0.308	0.309
26	0.310	0.311	0.312	0.313	0.313	0.314	0.315	0.316	0.317	0.318	0.318	0.319
27	0.320	0.321	0.322	0.323	0.323	0.324	0.325	0.326	0.327	0.328	0.328	0.329
28	0.330	0.331	0.332	0.333	0.333	0.334	0.335	0.336	0.337	0.338	0.338	0.339
29	0.340	0.341	0.342	0.343	0.343	0.344	0.345	0.346	0.347	0.348	0.348	0.349

30	0.350	0.351	0.352	0.353	0.353	0.354	0.355	0.356	0.357	0.358	0.358	0.359
31	0.360	0.361	0.362	0.363	0.363	0.364	0.365	0.366	0.367	0.368	0.368	0.369
32	0.370	0.371	0.372	0.373	0.373	0.374	0.375	0.376	0.377	0.378	0.378	0.379
33	0.380	0.381	0.382	0.383	0.383	0.384	0.385	0.386	0.387	0.388	0.388	0.389
34	0.390	0.391	0.392	0.393	0.393	0.394	0.395	0.396	0.397	0.398	0.398	0.399

35	0.400	0.401	0.402	0.403	0.403	0.404	0.405	0.406	0.407	0.408	0.408	0.409
36	0.410	0.411	0.412	0.413	0.413	0.414	0.415	0.416	0.417	0.418	0.418	0.419
37	0.420	0.421	0.422	0.423	0.423	0.424	0.425	0.426	0.427	0.428	0.428	0.429
38	0.430	0.431	0.432	0.433	0.433	0.434	0.435	0.436	0.437	0.438	0.438	0.439
39	0.440	0.441	0.442	0.443	0.443	0.444	0.445	0.446	0.447	0.448	0.448	0.449

40	0.450	0.452	0.453	0.455	0.457	0.458	0.460	0.462	0.463	0.465	0.467	0.468
41	0.470	0.472	0.473	0.475	0.477	0.478	0.480	0.482	0.483	0.485	0.487	0.488
42	0.490	0.492	0.493	0.495	0.497	0.498	0.500	0.502	0.503	0.505	0.507	0.508
43	0.510	0.512	0.513	0.515	0.517	0.518	0.520	0.522	0.523	0.525	0.527	0.528
44	0.530	0.532	0.533	0.535	0.537	0.538	0.540	0.542	0.543	0.545	0.547	0.548

45	0.550	0.552	0.555	0.558	0.560	0.563	0.565	0.567	0.570	0.573	0.575	0.578
46	0.580	0.582	0.585	0.588	0.590	0.593	0.595	0.597	0.600	0.603	0.605	0.608
47	0.610	0.612	0.615	0.618	0.620	0.623	0.625	0.627	0.630	0.633	0.635	0.638
48	0.640	0.642	0.645	0.648	0.650	0.653	0.655	0.657	0.660	0.663	0.665	0.668
49	0.670	0.672	0.675	0.678	0.680	0.683	0.685	0.687	0.690	0.693	0.695	0.698

50	0.700	0.702	0.705	0.708	0.710	0.713	0.715	0.717	0.720	0.723	0.725	0.728
51	0.730	0.732	0.735	0.738	0.740	0.743	0.745	0.747	0.750	0.753	0.755	0.758
52	0.760	0.762	0.765	0.768	0.770	0.773	0.775	0.777	0.780	0.783	0.785	0.788
53	0.790	0.792	0.795	0.798	0.800	0.803	0.805	0.807	0.810	0.813	0.815	0.818
54	0.820	0.822	0.825	0.828	0.830	0.833	0.835	0.837	0.840	0.843	0.845	0.848

55	0.850	0.852	0.855	0.858	0.860	0.863	0.865	0.867	0.870	0.873	0.875	0.878
56	0.880	0.882	0.885	0.888	0.890	0.893	0.895	0.897	0.900	0.903	0.905	0.908
57	0.910	0.912	0.915	0.918	0.920	0.923	0.925	0.927	0.930	0.933	0.935	0.938
58	0.940	0.942	0.945	0.948	0.950	0.953	0.955	0.957	0.960	0.963	0.965	0.968
59	0.970	0.972	0.975	0.978	0.980	0.983	0.985	0.987	0.990	0.993	0.995	0.998

60	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000
61	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000
62	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000
63	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000
64	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000

65	1.000

Table III (C)
APPENDIX E
R/70 & R/80 EARLY RETIREMENT FACTORS UNREDUCED AGE 60

AGE	0	1	2	3	4	5	6	7	8	9	10	11
45	0.775	0.776	0.778	0.779	0.780	0.781	0.783	0.784	0.785	0.786	0.788	0.789
46	0.790	0.791	0.793	0.794	0.795	0.796	0.798	0.799	0.800	0.801	0.803	0.804
47	0.805	0.806	0.808	0.809	0.810	0.811	0.813	0.814	0.815	0.816	0.818	0.819
48	0.820	0.821	0.823	0.824	0.825	0.826	0.828	0.829	0.830	0.831	0.833	0.834
49	0.835	0.836	0.838	0.839	0.840	0.841	0.843	0.844	0.845	0.846	0.848	0.849

50	0.850	0.851	0.853	0.854	0.855	0.856	0.858	0.859	0.860	0.861	0.863	0.864
51	0.865	0.866	0.868	0.869	0.870	0.871	0.873	0.874	0.875	0.876	0.878	0.879
52	0.880	0.881	0.883	0.884	0.885	0.886	0.888	0.889	0.890	0.891	0.893	0.894
53	0.895	0.896	0.898	0.899	0.900	0.901	0.903	0.904	0.905	0.906	0.908	0.909
54	0.910	0.911	0.913	0.914	0.915	0.916	0.918	0.919	0.920	0.921	0.923	0.924

55	0.925	0.926	0.928	0.929	0.930	0.931	0.933	0.934	0.935	0.936	0.938	0.939
56	0.940	0.941	0.943	0.944	0.945	0.946	0.948	0.949	0.950	0.951	0.953	0.954
57	0.955	0.956	0.958	0.959	0.960	0.961	0.963	0.964	0.965	0.966	0.968	0.969
58	0.970	0.971	0.973	0.974	0.975	0.976	0.978	0.979	0.980	0.981	0.983	0.984
59	0.985	0.986	0.988	0.989	0.990	0.991	0.993	0.994	0.995	0.996	0.998	0.999

60	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000
61	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000
62	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000
63	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000
64	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000	1.000

65	1.000

1/15 1/30 EARLY RETIREMENT FACTORS	Appendix E	Table IV

AGE	0	1	2	3	4	5	6	7	8	9	10	11

20	0.004	0.004	0.004	0.004	0.004	0.004	0.005	0.005	0.005	0.005	0.005	0.005
21	0.005	0.005	0.005	0.005	0.005	0.005	0.006	0.006	0.006	0.006	0.006	0.006
22	0.006	0.006	0.006	0.006	0.006	0.006	0.007	0.007	0.007	0.007	0.007	0.007
23	0.007	0.007	0.007	0.007	0.007	0.007	0.008	0.008	0.008	0.008	0.008	0.008
24	0.008	0.008	0.008	0.008	0.008	0.008	0.009	0.009	0.009	0.009	0.009	0.009
25	0.009	0.009	0.009	0.009	0.009	0.009	0.010	0.010	0.010	0.010	0.010	0.010
26	0.010	0.011	0.012	0.013	0.013	0.014	0.015	0.016	0.017	0.018	0.018	0.019
27	0.020	0.021	0.022	0.023	0.023	0.024	0.025	0.026	0.027	0.028	0.028	0.029
28	0.030	0.031	0.032	0.033	0.033	0.034	0.035	0.036	0.037	0.038	0.038	0.039
29	0.040	0.041	0.042	0.043	0.043	0.044	0.045	0.046	0.047	0.048	0.048	0.049
30	0.050	0.051	0.052	0.053	0.053	0.054	0.055	0.056	0.057	0.058	0.058	0.059
31	0.060	0.061	0.062	0.063	0.063	0.064	0.065	0.066	0.067	0.068	0.068	0.069
32	0.070	0.071	0.072	0.073	0.073	0.074	0.075	0.076	0.077	0.078	0.078	0.079
33	0.080	0.081	0.082	0.083	0.083	0.084	0.085	0.086	0.087	0.088	0.088	0.089
34	0.090	0.091	0.092	0.093	0.093	0.094	0.095	0.096	0.097	0.098	0.098	0.099
35	0.100	0.101	0.102	0.103	0.103	0.104	0.105	0.106	0.107	0.108	0.108	0.109
36	0.110	0.111	0.112	0.113	0.113	0.114	0.115	0.116	0.117	0.118	0.118	0.119
37	0.120	0.121	0.122	0.123	0.123	0.124	0.125	0.126	0.127	0.128	0.128	0.129
38	0.130	0.131	0.132	0.133	0.133	0.134	0.135	0.136	0.137	0.138	0.138	0.139
39	0.140	0.141	0.142	0.143	0.143	0.144	0.145	0.146	0.147	0.148	0.148	0.149
40	0.150	0.151	0.152	0.153	0.153	0.154	0.155	0.156	0.157	0.158	0.158	0.159
41	0.160	0.161	0.162	0.163	0.163	0.164	0.165	0.166	0.167	0.168	0.168	0.169
42	0.170	0.171	0.172	0.173	0.173	0.174	0.175	0.176	0.177	0.178	0.178	0.179
43	0.180	0.181	0.182	0.183	0.183	0.184	0.185	0.186	0.187	0.188	0.188	0.189
44	0.190	0.191	0.192	0.193	0.193	0.194	0.195	0.196	0.197	0.198	0.198	0.199
45	0.200	0.203	0.205	0.208	0.210	0.213	0.215	0.218	0.220	0.223	0.225	0.228
46	0.230	0.233	0.235	0.238	0.240	0.243	0.245	0.248	0.250	0.253	0.255	0.258
47	0.260	0.263	0.265	0.268	0.270	0.273	0.275	0.278	0.280	0.283	0.285	0.288
48	0.290	0.293	0.295	0.298	0.300	0.303	0.305	0.308	0.310	0.313	0.315	0.318
49	0.320	0.323	0.325	0.328	0.330	0.333	0.335	0.338	0.340	0.343	0.345	0.348
50	0.350	0.353	0.355	0.358	0.360	0.363	0.365	0.368	0.370	0.373	0.375	0.378
51	0.380	0.383	0.385	0.388	0.390	0.393	0.395	0.398	0.400	0.403	0.405	0.408
52	0.410	0.413	0.415	0.418	0.420	0.423	0.425	0.428	0.430	0.433	0.435	0.438
53	0.440	0.443	0.445	0.448	0.450	0.453	0.455	0.458	0.460	0.463	0.465	0.468
54	0.470	0.473	0.475	0.478	0.480	0.483	0.485	0.488	0.490	0.493	0.495	0.498
55	0.500	0.503	0.506	0.508	0.511	0.514	0.517	0.519	0.522	0.525	0.528	0.530
56	0.533	0.536	0.539	0.542	0.544	0.547	0.550	0.553	0.556	0.559	0.561	0.564
57	0.567	0.570	0.573	0.575	0.578	0.581	0.584	0.586	0.589	0.592	0.595	0.597
58	0.600	0.603	0.606	0.608	0.611	0.614	0.617	0.619	0.622	0.625	0.628	0.630
59	0.633	0.636	0.639	0.642	0.644	0.647	0.650	0.653	0.656	0.659	0.661	0.664
60	0.667	0.673	0.678	0.684	0.689	0.695	0.700	0.706	0.711	0.717	0.722	0.728
61	0.733	0.739	0.744	0.750	0.755	0.761	0.767	0.772	0.778	0.783	0.789	0.794
62	0.800	0.805	0.811	0.817	0.822	0.828	0.834	0.839	0.845	0.850	0.856	0.851
63	0.867	0.873	0.878	0.884	0.889	0.895	0.900	0.906	0.911	0.917	0.922	0.928
64	0.933	0.939	0.944	0.950	0.955	0.961	0.967	0.972	0.978	0.983	0.989	0.994
65	1.000

Appendix F
100% J&S W/O 10 YEAR CERTAIN
1998 GBB89 ASSUMPTIONS

AGE	OPTION 4
19	0.990%
20	0.990
21	0.989
22	0.988
23	0.987
24	0.986
25	0.985
26	0.984
27	0.983
28	0.982
29	0.981
30	0.980
31	0.979
32	0.978
33	0.977
34	0.976
35	0.975
36	0.973
37	0.971
38	0.969
39	0.967
40	0.965
41	0.963
42	0.961
43	0.959
44	0.957
45	0.955
46	0.952
47	0.949
48	0.946
49	0.943
50	0.940
51	0.936
52	0.932
53	0.928
54	0.924
55	0.920
56	0.915
57	0.910
58	0.905
59	0.900
60	0.895
61	0.889
62	0.883
63	0.877
64	0.871
65	0.865

FACTOR B	0.5%
MAXIMUM	0.99%
WHEN THE MEMBER AND CA AGES DIFFER:
ADD FACTOR B FOR EACH YEAR THE CA IS OLDER THAN THE MEMBER
SUBTRACT FACTOR B FOR EACH YEAR THE CA IS YOUNGER THAN THE MEMBER

Appendix F
100% J&S W/O 10 YEAR CERTAIN
1998 GBB89 ASSUMPTIONS

AGE	OPTION 4
66	0.859
67	0.853
68	0.847
69	0.841
70	0.835
71	0.829
72	0.823
73	0.817
74	0.811
75	0.805
76	0.800
77	0.795
78	0.790
79	0.785
80	0.780
81	0.776
82	0.772
83	0.768
84	0.764
85	0.760
86	0.756
87	0.752
88	0.748
89	0.744
90	0.740

FACTOR B	0.5%
MAXIMUM	0.99%
WHEN THE MEMBER AND CA AGES DIFFER:
ADD FACTOR B FOR EACH YEAR THE CA IS OLDER THAN THE MEMBER
SUBTRACT FACTOR B FOR EACH YEAR THE CA IS YOUNGER THAN THE MEMBER

PENTEGRA RETIREMENT SERVICES
For employees who have attained age 50 and completed
5 years of vesting service as of July 1, 2008
Summary Plan Description

Pentegra Defined
Benefit Plan for
Financial Institutions

as adopted by:

FEDERAL HOME LOAN BANK OF NEW YORK

For employees who have attained age 50 and completed
5 years of vesting service as of July 1, 2008
SUMMARY PLAN DESCRIPTION
for
FEDERAL HOME LOAN BANK OF NEW YORK
New York, New York
July 1, 2008
PENTEGRA DEFINED BENEFIT PLAN FOR
FINANCIAL INSTITUTIONS
108 Corporate Park Drive
White Plains, NY 10604

For employees who have attained age 50 and completed
5 years of vesting service as of July 1, 2008
TO OUR MEMBERS:
We are pleased to present your Summary Plan Description. This Summary has been prepared to help you understand the retirement plan which is provided by your employer through its participation in the Pentegra Defined Benefit Plan for Financial Institutions (formerly known as the Financial Institutions Retirement Fund) (the “Pentegra DB Plan”).
The Pentegra DB Plan is a large, non-profit, tax-exempt pension trust which was created in 1943. It is administered by a professional staff under the direction of a Board of Directors comprised of presidents of Federal Home Loan Banks and officers of various participating employers.
The Pentegra DB Plan enables financial institutions and other organizations serving them to provide for the security of their employees. It invests the contributions made to it and, under its Comprehensive Retirement Program (a defined benefit pension Plan), it pays out retirement, disability and death benefits.
This Summary highlights the main benefit features of your retirement plan. The Pentegra DB Plan Regulations contain the governing provisions and should be consulted as official text in all cases. If there is any conflict between this Summary Plan Description and the Pentegra DB Plan’s Regulations, the Pentegra DB Plan’s Regulations will control. Either your employer or the Pentegra DB Plan will provide you with a copy of the Regulations at your request.
Finally, please note that wherever the masculine pronoun is used in this Summary, it is intended to include the feminine pronoun.

Board of Directors
Pentegra Defined Benefit Plan for
Financial Institutions

For employees who have attained age 50 and completed
5 years of vesting service as of July 1, 2008

For employees who have attained age 50 and completed
5 years of vesting service as of July 1, 2008
EMPLOYEE ELIGIBILITY
Each employee must become a Member when eligible and will be enrolled by his employer at that time. An employee will be eligible for membership in the Comprehensive Retirement Program on the first day of the month following satisfaction of his employer’s waiting period, if any. Your employer’s current waiting period for new employees is:
Four (4) months of service
If an employee is expected to complete 1,000 hours of service in the 12 consecutive months following his enrollment date, he will be enrolled as an active Member and, as such, will be entitled to all the benefits described in this Summary. If the employee is not expected to complete 1,000 hours of service in this 12 consecutive month period, he will be enrolled as an inactive Member and, as such, will not accrue or be entitled to any retirement or death benefits (see Article X, Section 3 of the Regulations). Subsequently, the Member will be active or inactive depending on whether or not he completes 1,000 hours of service in each calendar year.
In counting hours, an employee will be credited with an hour of service for every hour for which he has a right to be paid. This includes vacation, sick leave, jury duty, etc., and any hours for which back pay may be due.
NOTE: Regardless of the above, an employee will not be eligible for membership while he is in a class of employees which his employer has obtained permission to exclude (see Article II, Section 2 of the Regulations). Any such classes which your employer now excludes are listed directly below. (If none are listed, this Note may be disregarded.)

1

For employees who have attained age 50 and completed
5 years of vesting service as of July 1, 2008
SERVICE AND SALARY
Your benefits are based on your benefit service and salary. The period of benefit service is the number of years and months of employment upon which benefits are determined under the Plan.
Benefit Service includes:
Prior Service — any or all employment prior to the date your employer joined the Pentegra DB Plan for which your employer has purchased credit.
plus
Membership Service (or future service) — period of employment as an active Member from enrollment to retirement, death or other termination.
For example, suppose a person joined his employer at age 35. Then 10 years later, when he was 45, his employer joined the Pentegra DB Plan and purchased credit for his 10 years of prior service. After 20 years of membership service he will reach retirement age 65. Altogether he will then have 30 years of benefit service:

Prior Service	+	Membership Service	=	Benefit Service
10 Years	+	20 Years	=	30 Years
The easy way to approximate how much benefit service you would have upon retirement at age 65 is to subtract from 65 whatever age you were when your benefit service began.
Vesting Service is the period used to determine whether or not an employee is vested and eligible for early retirement. Vesting is measured from the first day of the month in which you were employed. (Refer to Page 3 describing Vesting.)
Salary is your basic annual salary rate, plus overtime, bonuses, and commissions. Changes in your basic annual salary rate which occur during the calendar year are recognized. Salary also includes any pre-tax contributions to a Section 401(k) plan and, unless the employer elects otherwise, pre-tax contributions to a Section 125 cafeteria plan as well as Qualified Transportation Fringe benefits as defined under Section 132(f) of the Internal Revenue Code.

2

For employees who have attained age 50 and completed
5 years of vesting service as of July 1, 2008
VESTING
“Vested” means that you have a nonforfeitable right to a retirement benefit which you will not lose if you terminate your employment. A Member will become vested in accordance with the following schedule:

Completed Years	Vested
of Vesting Service	Percentage

Less than 2	0
2	20%
3	40%
4	60%
5	100%
Any Member who has reached age 65 is automatically 100% vested, regardless of the number of years of vesting service he has completed.
Any Member who terminates service after becoming fully or partially vested is entitled to receive a retirement benefit (see the “Retirement Benefits” section). If, for example, he is 100% vested upon termination of employment, he would be entitled to a retirement allowance at age 65 equal to 100% of the allowance accrued to his termination date. If he is 60% vested upon termination of employment, he would be entitled to a retirement allowance at age 65 equal to 60% of such accrued allowance. If he is not vested at termination, he will not be entitled to any retirement benefit.
NOTE: See Reinstatement of Membership and Service explained later.

3

For employees who have attained age 50 and completed
5 years of vesting service as of July 1, 2008
RETIREMENT BENEFITS
General:
The regular form of all retirement benefits provides a retirement allowance (see normal, early and disability retirement formulas) plus a retirement death benefit (explained later). Instead of choosing the regular form, you may select one of the optional forms as described in the “Optional Forms of Retirement Benefit” section of this Summary.
All retirement allowances are in addition to Social Security, and are payable in monthly installments for life. In addition, all retirement allowances must begin as of the April 1st of the calendar year following the later of (i) the calendar year in which you reach age 70 1/2, or (ii) the calendar year in which you retire (“Required Beginning Date”). However, if you are a 5% owner, your Required Beginning Date is the April 1st of the calendar year following the calendar year in which you reach age 70 1/2, even if you are still working.
Normal Retirement:
Upon termination of employment at or after age 65, you will be entitled to a normal retirement benefit. The formula for determining your normal retirement allowance is:

		Years of		High-3		Regular
		Benefit Service		Average		Annual
2.5%	X	(30 years maximum)	X	Salary	=	Allowance
Example: A Member had 30 years of Benefit Service at termination of employment and his average annual Salary for the three (3) consecutive years of highest Salary during Benefit Service (“High-3 Average Salary”) was $32,000. His annual retirement allowance would be determined as follows:

		Years of		High-3		Regular
		Benefit Service		Average		Annual
		(30 years maximum)		Salary		Allowance

2.5%	X	30 yrs. (=75%)	X	$ 32,000	=	$ 24,000
If you do not continue in your employer’s service after age 65, you may begin your normal retirement allowance as described above or you may defer commencement of your allowance until any time up to your Required Beginning Date, in which case your normal retirement allowance will be increased actuarially.
Late Retirement:
If you continue in employment beyond the Plan’s normal retirement age (65), you will receive a benefit determined under the employer’s benefit formula based on salary and benefit service earned beyond age 65 until actual termination of employment (regardless of age) without any increase for delayed payment. However, the benefit will not be less than the benefit you would have had at age (65) actuarially increased.

4

For employees who have attained age 50 and completed
5 years of vesting service as of July 1, 2008
Early Retirement:
If you leave your employer prior to age 65, after having become fully or partially vested (see Page 3), you will be entitled to an early retirement benefit. The retirement allowance payable at age 65 is equal to the vested amount of the normal retirement allowance accrued to your termination date.
Payment may begin as early as age 45, in which case the allowance otherwise payable at age 65 is reduced by applying an early retirement factor based on your age when payments begin (see below). Payment may also be deferred to any time up to your Required Beginning Date, in which case the retirement allowance payable at age 65 will be increased actuarially.
Rule of 70 Applies: If the sum of the Member’s age and years of vesting service at termination of employment is at least 70, his early retirement allowance will be the allowance payable at age 65, reduced by 1.5% for each year he is under age 65.
Example: A Member terminates employment at age 51 after 26 years of vesting service and 25 years of benefit service. His High-3 Average Salary over such a period is $28,000. His annual retirement allowance commencing at age 65 would be determined as follows:

		Years of		High-3		Regular
		Benefit Service		Average		Annual
		(30 years maximum)		Salary		Allowance

2.5%	X	25 yrs. (=62.5%)	X	$28,000	=	$17,500
Because the sum of the Member’s age and vesting service at termination is at least 70 (51 + 26 = 77), if the Member elects to have his retirement allowance begin immediately, the allowance payable at age 65 would be reduced as follows:

Regular				Regular Retirement
Retirement		Early Retirement		Allowance Payable
Allowance		Factor (Age 51)		Immediately (Age 51)

$17,500	X	79%	=	$13,825
NOTE: The reduction in the retirement allowance takes into account the likelihood that the allowance will be payable to a younger person for a longer period of time. The early retirement factor at age 51 is 79%. The other early retirement factors are:

Age When		Age When		Age When
Allowance		Allowance		Allowance
Begins	Factor	Begins	Factor	Begins	Factor

45	70.0%	52	80.5%	59	91.0%
46	71.5%	53	82.0%	60	92.5%
47	73.0%	54	83.5%	61	94.0%
48	74.5%	55	85.0%	62	95.5%
49	76.0%	56	86.5%	63	97.0%
50	77.5%	57	88.0%	64	98.5%
51	79.0%	58	89.5%	65	100.0%
(Interpolation is made to the nearest month.)

5

For employees who have attained age 50 and completed
5 years of vesting service as of July 1, 2008
Rule of 70 Does Not Apply: If the sum of the Member’s age and years of vesting service at termination of employment does not add up to at least 70, his early retirement allowance will be the allowance payable at age 65, reduced by 3% for each year he is under age 65.
Example: A Member terminates employment at age 52 after 16 years of vesting service and 15 years of benefit service. His High-3 Average Salary over such period is $28,000. His annual retirement allowance commencing at age 65 would be determined as follows:

		Years of		High-3		Regular
		Benefit Service		Average		Annual
		(30 years maximum)		Salary		Allowance
2.5%	X	15 yrs. (=37.5%)	X	$28,000	=	$10,500
Because the sum of the Member’s age and vesting service at termination is less than 70 (52 + 16 = 68), if the Member elects to have his retirement allowance begin immediately, the allowance payable at age 65 would be reduced as follows:

Regular		Early		Regular Retirement
Retirement		Retirement		Allowance Payable
Allowance		Factor (Age 52)		Immediately (Age 52)

$10,500	X	61%	=	$6,405
NOTE: The reduction in allowance takes into account that the allowance to a younger person will probably be payable for a longer period of time. The early retirement factor at age 52 is 61%. The other early retirement factors are:

Age When		Age When		Age When
Allowance		Allowance		Allowance
Begins	Factor	Begins	Factor	Begins	Factor

45	40%	52	61%	59	82%
46	43%	53	64%	60	85%
47	46%	54	67%	61	88%
48	49%	55	70%	62	91%
49	52%	56	73%	63	94%
50	55%	57	76%	64	97%
51	58%	58	79%	65	100%
(Interpolation is made to the nearest month.)

6

For employees who have attained age 50 and completed
5 years of vesting service as of July 1, 2008
Disability Retirement:
If, after completing one year of membership service or having been credited with five (5) years of benefit service (not counting service during a leave of absence) but before reaching age 65, you have to stop working because of a disability, you may be entitled to a disability retirement benefit. First, you must file an application with the Pentegra DB Plan within 13 months after the date you had to stop working. Second, you must satisfy either Test A or B below:
Test A — Certification by doctors designated by the Pentegra DB Plan that your disability (i) prevents you from doing the kind of work for which you are fitted or trained, and (ii) is expected to last at least 12 months from the date you had to stop working or to result in death.
or
Test B — Proof that you are eligible for disability insurance benefits under Title II of the Federal Social Security Act.
Generally, the annual disability retirement allowance payable immediately, and for as long as you are disabled, is the higher of (i) an amount equal to the normal retirement allowance accrued to your termination date, or (ii) 30% of average annual salary for the five (5) highest paid consecutive years of benefit service (“High-5 Average Salary”). However, it cannot be more than what your normal retirement allowance would have been if you had stayed in service to age 65.
You may be required to provide evidence as often as annually that you continue to be disabled.
NOTE: Notwithstanding the foregoing, if you are on a medical leave of absence which directly results in a subsequent disability, you may be entitled to a disability benefit.

7

For employees who have attained age 50 and completed
5 years of vesting service as of July 1, 2008
Retirement Adjustment Payment:
If you retire after age 55 (whether normal, early or disability retirement), you will be entitled to a one-time Retirement Adjustment Payment. Please note that under the provisions of the plan, you are deemed to be retired upon your termination of employment with a deferred vested benefit. The Retirement Adjustment Payment is a single lump sum equal to three months’ regular retirement allowance payable when your allowance begins.
To illustrate, the annual allowance upon normal retirement would be calculated as shown on Page 4. Assume the annual retirement allowance was $24,000, then in addition to such allowance, the Member would receive a Retirement Adjustment Payment as follows:

Regular								Retirement
Annual								Adjustment
Allowance								Payment

$24,000	+	12	=	$2000 (per month)	X	3	=	$6,000
NOTE: The Retirement Adjustment Payment only applies to Members enrolled in the Plan prior to July 1, 1983.
Post-Retirement Increments:
As a retiree, other than a disability retiree, who is receiving allowance payments, you will be entitled to a payment of 1% of your annual retirement allowance at the end of the calendar year in which you reach age 66. This is a cumulative increment so that the following year, when you are age 67, the payment will be 2%, then 3%, then 4%, etc. Such increasing payments will continue to be made as long as you live. For example:

Your	Increment	Annual	Incremental Payment
Age	Rate	Allowance	at Year-End
66	1%	$24,000	$240
67	2%	$24,000	$480
68	3%	$24,000	$720
Your age is always measured at the end of the calendar year to determine your applicable rate.
NOTE: Each Post-Retirement Increment is based on the retirement allowance you actually receive. Similarly, it would continue in the same manner to your surviving contingent annuitant if you had elected such an optional form of retirement benefit (see Article VI of the Regulations) based on the contingent annuitant’s allowance.

8

For employees who have attained age 50 and completed
5 years of vesting service as of July 1, 2008
DEATH BENEFIT
In Active Service:
If a vested Member dies in active service, his beneficiary would be entitled to a lump sum death benefit equal to 100% of the Member’s last 12 months’ salary, plus an additional 10% of such salary for each year of benefit service until a maximum of 300% of such salary is reached for 20 or more years, plus a refund of his own contributions, if any, with interest.
Example: A Member dies after 15 years of benefit service and his last 12 months’ salary is $32,000. His beneficiary would get:

		Last 12 Months		Lump Sum
		Salary		Death Benefit

250% [(15/10=1.5)+1=2.5]	X	$32,000	=	$80,000
Either the Member or beneficiary may elect to have his benefit or the retirement death benefit described below paid in the form of installments over a period of up to 10 years or a lifetime annuity. (See the Regulations for further explanation.)
If a Member dies after becoming eligible for early retirement, his beneficiary would receive the higher of (i) the active service death benefit described above, or (ii) the retirement death benefit described below (as if the Member had retired on the first day of the month in which he died).
In Retirement:
The regular form of all retirement benefits (normal, early or disability) includes not only a retirement allowance, but also a lump sum retirement death benefit which is 12 times the annual retirement allowance less the sum of such allowance payments made before death. Please note that this death benefit does not apply in the event you elect to receive your benefit under one of the “Optional Forms of Retirement Benefit” (see Page 10) in lieu of the regular form.
Example: A Member dies two (2) years after retirement. His regular annual retirement allowance was $10,000. The Member’s death benefit is illustrated below:

Annual				Initial Death		Allowance
Retirement				Benefit At		Payments		Lump Sum
Allowance				Retirement		For 2 Years		Death Benefit

$10,000	X	12	=	$120,000	less	$20,000	=	$100,000
All retirement allowances continue for life, even though under the regular form there would be no death benefit payable after 12 years.
NOTE: If a retiree should die before his allowance payments start (as in the case of an early or normal retiree with a deferred allowance), the death benefit would be 12 times the regular annual allowance which would have been payable had his allowance commenced as of the first day of the month in which he died.

9

For employees who have attained age 50 and completed
5 years of vesting service as of July 1, 2008
OPTIONAL FORMS OF RETIREMENT BENEFIT
At any time before your retirement allowance begins, you may elect to convert your regular retirement allowance and death benefit (described previously) to an optional form of benefit. The amount of each Option in which you are interested will be determined and communicated to you at retirement.
These Options are:
1 –	A higher allowance payable for life and no further benefit upon death.

2 –	A joint and survivor allowance which would continue at the rate of 100% to your contingent annuitant if he or she survives you. If both you and your contingent annuitant die before 120 monthly installments have been paid, the commuted value of such unpaid installments would be paid in a lump sum to your beneficiary.

3 –	A joint and survivor allowance which would continue at the rate of 50% to your contingent annuitant if he or she survives you.

4 –	A single lump sum settlement in lieu of any monthly allowance and death benefit. This Option may be elected if you retire after reaching age 59-1/2, or if you are an early retiree and defer commencement of your benefit until such age. The election of this Option requires the written consent of your spouse, if any.

5 –	A partial lump sum settlement equal to 25%, 50% or 75% of the total benefit and a monthly allowance for the remainder of the benefit which must commence at the time of the partial lump sum settlement. This Option may be elected if you retire after reaching age 59-1/2 or if you are an early retiree and defer commencement of your benefit until such age. The election of this Option requires written consent of your spouse, if any.
NOTE: The death benefit of a deceased retiree or Member who was eligible for early retirement, who (i) is survived by a spouse, and (ii) has not made any election with respect to his death benefit or retirement benefit, will be paid to the surviving spouse in an amount equal to a lifetime annuity of at least 50% of the retiree’s allowance as though he elected Option 3 above. This benefit may be paid in the form of a lump sum or in installments of equivalent value.
DIRECT ROLLOVERS
If you select payment option numbers 4 or 5 above, you may request that a direct rollover of all or a portion of the distribution be made to either an Individual Retirement Account (IRA) or another qualified plan, which is will to accept the transfer of assets and is permissible under the Pentegra DB Plan. A direct rollover will result in no tax being due until you withdraw the funds from the IRA or other qualified plan. Under certain circumstances, all or a portion of the amount to be distributed may not qualify for a direct rollover. For example, a distribution of less than $200 will not be eligible for a direct rollover. If you elect to receive the distribution, rather than request a direct rollover, then 20% of the distribution amount will be withheld for federal income tax purposes.

10

For employees who have attained age 50 and completed
5 years of vesting service as of July 1, 2008
PAYING FOR YOUR BENEFITS
All contributions made to the Plan on your behalf are actuarially determined. Your employer has elected to pay the full cost of your benefits. You, as an employee, do not contribute while on the “non-contributory basis.”
Special Note to any Member who has “Accumulated Contributions” with the Pentegra DB Plan:
If you made personal contributions to the Pentegra DB Plan while your present or previous employer was on the contributory basis and if those contributions have not been refunded to you, you are fully vested in the value of such contributions plus interest (“accumulated contributions”). This means that if you terminate employment, you may request a refund of such accumulated contributions. If you terminate before becoming fully or partially vested in a retirement benefit, the refund will be in lieu of all other benefits. If you terminate after becoming fully or partially vested in an early or normal retirement benefit (refer to Page 3 describing Vesting), the refund will be in lieu of that portion of your retirement benefit which is attributable to your accumulated contributions. The remaining portion, attributable to your employer’s contributions, will be payable as a reduced retirement benefit.
Your accumulated contributions will be shown on your Personal Annual Statement (see below).
YOUR PERSONAL ANNUAL STATEMENT
(Keeping You Informed)
Every year the Pentegra DB Plan prepares a Personal Annual Statement for each Member. This statement shows as of each January 1 your periods of accrued vesting and benefit service and the status of your retirement and death benefits. These statements are sent to your employer for distribution in or about the following March.

11

For employees who have attained age 50 and completed
5 years of vesting service as of July 1, 2008
REINSTATEMENT OF MEMBERSHIP AND SERVICE
If you leave employment before becoming vested (see Page 3), but become reemployed by the same or another employer participating in this Program, you will be reenrolled immediately.
If the period of your break in service (i.e., the period between your termination and reemployment) was not longer than 60 months, your previous Vesting Service will be reinstated upon your reemployment. If your break in service was not longer than 12 consecutive months, your previous Vesting Service will be reinstated upon your reemployment. In addition, you will also receive Vesting Service credit for the period of your break. If the period of your break in service exceeded 60 months but was not longer than the period of your Vesting Service before becoming vested, your previous Vesting Service will be reinstated upon your reemployment. If the period of your break in service was equal to or exceeded the greater of 60 consecutive months or your previous Vesting Service, upon reemployment you will be treated as a new employee upon reemployment. In other words, no prior Vesting Service will be credited to you.
The following chart should assist you in understanding your options:

Length of Break in Service for a	Vesting Service Prior to the
Non-Vested Member	Break in Service	Period of the Break in Service

Less than 60 consecutive months	Will be reinstated upon a Member’s reemployment.	Credit will not be given for the period of break in service.

Less than 12 consecutive months	Will be reinstated upon a Member’s reemployment.	Credit will be given for the period of the break in service.

More than 60 consecutive months, but not more than total Vesting Service up to the break in service	Will be reinstated upon a Member’s reemployment.	Credit will not be given for the period of the break in service.

More than the greater of:	Will NOT be reinstated upon a Member’s reemployment.	Credit will not be given for the period of break in service.

a) 60 consecutive months; or

b) Total Vesting Service prior to the break in service		Upon reemployment, the Member will be considered a new employee.
Upon reinstatement of your Vesting Service, your previous Benefit Service will also be reinstated if you repay within five years of your reemployment or the date you incurred a break in service of at least 60 months, any accumulated contributions which were refunded to you with interest to the date of such repayment.
For example, if you terminated service and had completed one year (i.e., 12 months) of Vesting Service, you would not be vested in a retirement benefit and would be entitled only to a refund of your own contributions, if any, plus interest. However, if you returned to service with any participating employer within 60 months, your previous Vesting Service would be reinstated and your previous Benefit Service would also be reinstated if you repaid with interest any contributions that had been refunded to you.
If you leave employment with a vested benefit, commence receiving benefits, and then are reemployed as an active Member by a participating employer, you will be reenrolled immediately and given the option, within six months following reemployment as an active Member, to make an irrevocable election to continue to receive the payment of your Retirement Allowance or to suspend the payment until subsequent termination of service. If no election is made, the payment of your Retirement Allowance will continue in the form of payment previously chosen. Upon your subsequent retirement, your retirement benefit will be based upon your Benefit Service before and after your prior retirement and your Salary during that service, but will be actuarially reduced for any such benefit already paid.

12

For employees who have attained age 50 and completed
5 years of vesting service as of July 1, 2008
LEAVES OF ABSENCE
There are four types of approved leaves of absence which may be granted on a uniform basis by your employer while you are a Plan Member.

Type 1.	Non-military leave granted to a Plan Member for up to one year. Both vesting and benefit service continue to accrue during this leave.

Type 1-A.
Military leave granted to a Plan Member who is subject to qualified military service pursuant to an involuntary military call-up in the Reserves of the U.S. Armed Services. During this leave, contributions continue, if any, to be made. In addition, vesting and benefit service continue to accrue. To qualify for benefits under Type 1-A, in general, a Member must return to the service of his employer within 90 days of his discharge from military service.

Type 2.
Non-military granted to a Plan Member for up to one year during which all contributions are discontinued. During this leave, vesting service continues to accrue, but benefit service does not. The accrual of benefit service will resume when your leave terminates and your contributions resume.

Type 3.
Military leave to a Plan Member during which all contributions are discontinued. During this leave, vesting service continues to accrue, but benefit service generally does not. The accrual of benefit service will resume when your leave terminates and your contributions resume.

The following Table will assist you in understanding the Plan’s Leave of Absence provisions as described above.

			Vesting	Benefit
Type of Leave	Duration	Contributions	Service	Service

NON-MILITARY LEAVE:

1	Up to one year	Will continue to be made	Will continue to accrue	Will continue to accrue

2	Up to one year	Will be discontinued	Will continue to accrue	Will not continue to accrue

MILITARY LEAVE:

1-A	Can vary	Will continue to be made	Will continue to accrue	Will continue to accrue

3	Can vary	Will be discontinued	Will continue to accrue	Will not continue to accrue

13

For employees who have attained age 50 and completed
5 years of vesting service as of July 1, 2008
LIMITATIONS ON BENEFITS
•	No benefit is payable by the Pentegra DB Plan unless the required contributions and application forms have been received by the Plan.

•	Internal Revenue Service (IRS) requirements impose certain limitations on the amount of benefits that may be paid under this and other qualified retirement plans. (See Article XI of the Pentegra DB Plan Regulations.) These limitations normally affect only the highest-paid employees and are subject to adjustment in accordance with IRS regulations. The dollar limit on annual benefits payable from a defined benefit plan is $195,000 in 2009 ($185,000 in 2008), actuarially reduced for benefits commencing before age 62 and increased for benefits commencing after age 65. If an employee has less than 10 years of vesting service or is under age 65 when he retires, or if his employer has two (2) plans in effect, his benefits are subject to further restrictions.

•	The Pentegra DB Plan, by law, cannot recognize annual compensation in excess of a certain dollar limit. The limit for the 2009 limitation year is $245,000 ($230,000 for the 2008 limitation year). After 2009, the compensation dollar limit may be adjusted by the IRS.

•	If an employer should withdraw from the Pentegra DB Plan (see Article XII of the Regulations), and establish a comparable defined benefit plan as a qualified successor plan, all liabilities of such employer under the Pentegra DB Plan must be transferred to the qualified successor plan. If an employer should withdraw from the Pentegra DB Plan without establishing a qualified successor Plan, all liabilities of the employer under the Pentegra DB Plan must be annuitized through an insurance company selected by the Pentegra DB Plan. Limits may be imposed upon the benefits of certain higher-paid employees if an employer withdraws from the Pentegra DB Plan within 10 years after the later of its commencement date or the effective date of any change which increases benefits. (See Article XI, Section 1(c) of the Regulations).

•	Amounts payable by the Pentegra DB Plan may not be assigned, and if any person entitled to a payment attempts to assign it, his interest in the amount payable may be terminated and held for the benefit of that person or his dependents.

•	Your employer’s continued participation is subject to IRS qualifications and other regulations it may impose.

•	The limitations on benefits imposed by the IRS are subject to changes on an annual basis.

14

For employees who have attained age 50 and completed
5 years of vesting service as of July 1, 2008
INSURANCE OF BENEFITS
Benefits under the Plan are insured by the Pension Benefit Guaranty Corporation (PBGC) if the Pentegra DB Plan terminates. Generally, the PBGC guarantees most vested normal retirement age benefits, early retirement benefits, and certain disability and survivor pensions. However, the PBGC does not guarantee all types of benefits under covered plans, and the amount of benefit protection is subject to certain limitations.
The PBGC guarantees vested benefits at the level in effect on the date of Plan termination. However, if prior to the termination of a plan, the employer has been participating for less than five (5) years, or if benefits have been increased within the past five years, the whole amount of the vested benefits or the vested increase may not be guaranteed. In addition, there is a ceiling on the amount of monthly benefit the PBGC guarantees, which is adjusted periodically. A withdrawal of your employer from participation in the Pentegra DB Plan is not a plan termination under this paragraph, and only those benefits provided under Article XII of the Pentegra DB Plan Regulations are payable in the event of such a withdrawal.
For more information on the PBGC insurance protection and its limitations, ask the Plan Administrator or the PBGC. Inquiries to the PBGC should be addressed to the PBGC’s Technical Assistance Division, 1200 K Street N.W., Suite 930, Washington, D.C. 20005 — 4026 or call 202-326-4000 (not a toll free number). TTY/TTD users may call the federal relay service toll free at 1-800-877-8339 and ask to be connected to 202-326-4000. Additional information about the PBGC’s pension insurance program is available through the PBGC’s website on the Internet at http://www.pbgc.gov.
DISPUTED CLAIMS PROCEDURE
If you disagree with the Pentegra DB Plan with respect to any benefit to which you feel you are entitled, you should make a written claim to the President of the Pentegra DB Plan, who holds discretionary authority to approve or deny the claim. If your claim is denied, you will receive written notice from him explaining the reason for the denial within 90 days after the claim is filed, which sets forth, in an understandable manner, the following information:
•	The specific reason(s) for the denial of the claim;

•	Reference to the specific plan provision on which the denial is based;

•	A description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why that material or information is necessary; and

•	A description of the Plan’s review procedures and the time limits applicable to those procedures, including a statement of the claimant’s right to bring a civil action under ERISA Section 502(a) following a denial on review.
The President’s decision will be final unless you appeal such decision in writing to the Retirement Committee of the Board of Directors of the Pentegra DB Plan at 108 Corporate Park Drive, White Plains, New York 10604, within 60 days after receiving the notice of denial. The written appeal should contain all information you wish to be considered. The Retirement Committee will review the claim within 60 days after the appeal is made. Its decision will be in writing, and will include the reason for such decision. The Committee’s decision will be final. In the case of a decision on appeal upholding the President’s initial denial of the claim, the President’s notice of its decision on appeal shall set forth, in an understandable manner, the following information:
•	The specific reason(s) for the decision on appeal;

•	Reference to the specific Plan provision on which the decision on appeal is based;

•	A statement that the claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant to the claim for benefits; and

•	A statement describing any voluntary appeal procedures (including voluntary arbitration or any other form of dispute resolution) offered by the Plan and the claimant’s right to obtain information sufficient to enable you or your beneficiary to make an informed judgment about whether to submit a benefit dispute to the voluntary level of appeal, and a statement of the claimant’s right to bring an action under ERISA Section 502(a).

15

For employees who have attained age 50 and completed
5 years of vesting service as of July 1, 2008
QUALIFIED DOMESTIC RELATIONS ORDERS (“QDROS”)
A QDRO is a judgment, decree or order which has been determined by the Pentegra DB Plan, in accordance with the procedures established under the Pentegra DB Plan’s Regulations, to constitute a QDRO under the Internal Revenue Code.
To obtain copies of the Pentegra DB Plan’s Model QDRO and QDRO Procedures free of charge, please contact the Plan Administrator. (Please refer to the “Other Plan Information” section of this Summary to obtain the Plan Administrator’s address and telephone number).

16

For employees who have attained age 50 and completed
5 years of vesting service as of July 1, 2008
STATEMENT OF ERISA RIGHTS
As a Member in the Comprehensive Retirement Program, you are entitled to certain rights and protections under the Employee Retirement Income Security Act of 1974 (ERISA). ERISA provides that all Members will be entitled to:
Receive Information About Your Plan and Benefits
•	Examine, without charge, at the Plan Administrator’s office or at other specified locations, all documents governing the Plan, and a copy of the latest annual report (Form 5500 Series) filed by the Plan Administrator with the U.S. Department of Labor and available at the Public Disclosure Room of the Employee Benefits Security Administration.

•	Obtain, upon written request to the Plan Administrator, copies of documents governing the operation of the Plan and copies of the latest annual report (Form 5500 Series) and updated summary plan description. The Administrator may make a reasonable charge for the copies.

•	Receive a summary of the Plan’s annual financial report. The Plan Administrator is required by law to furnish each Member with a copy of this summary annual report.

•	Obtain, without charge, a statement telling you whether you have a vested right to receive a pension at normal retirement (age 65) and if so, what your benefits would be at that time if you stop working under the Plan now. If you do not have a vested right to a pension, the statement will tell you how many more years you have to work to get such a right. This type of statement is provided automatically to each Member once a year (see “Your Personal Annual Statement” as described earlier).
Prudent Actions by Plan Fiduciaries
In addition to creating rights for Plan Members, ERISA imposes duties upon the people who are responsible for the operation of the Plan. The people who operate your Plan, called “fiduciaries” of the Plan, have a duty to do so prudently and in the interest of you and other Plan Members and beneficiaries. No one, including your employer or any other person, may fire you or otherwise discriminate against you in any way to prevent you from obtaining a pension benefit or exercising your rights under ERISA.
Enforce Your Rights
If your claim for a pension benefit is denied in whole or in part, you have a right to know why this was done, to obtain copies of documents relating to the decision without charge, and to appeal any denial, all within certain time schedules.
Under ERISA, there are steps you can take to enforce the above rights. For instance, if you request a copy of plan documents or the latest annual report from the Plan Administrator and do not receive them within 30 days, you may file suit in a Federal court. In such a case, the court may require the Plan Administrator to provide the materials and pay you up to $110 a day until you receive them, unless such materials were not sent for reasons beyond the Plan Administrator’s control. If you have a claim for benefits which is denied or ignored, in whole or in part, you may file suit in a state or Federal court.
In addition, if you disagree with the Plan Administrator’s decision (or lack thereof) concerning the qualified status of a domestic relations order, after you have complied with the remedies prescribed in the Plan’s QDRO Procedures and Disputed Claims Procedure outlined in this summary plan description, you may file suit in Federal court.
If it should happen that Plan fiduciaries misuse the Plan’s money, or if you are discriminated against for asserting your rights, you may seek assistance from the U. S. Department of Labor or, after you have complied with the Plan’s “Disputed Claims Procedure” outlined in this summary plan description, you may file suit in a Federal court. The court will decide who should pay court costs and legal fees. If you are successful, the court may order the person you have sued to pay these costs and fees. If you lose, the court may order you to pay these costs and fees (for example, if it finds your claim is frivolous).

17

For employees who have attained age 50 and completed
5 years of vesting service as of July 1, 2008
Assistance with Your Questions
If you have any questions about your Plan, you should contact the Plan Administrator. If you have any questions about this statement or your rights under ERISA, or if you need assistance in obtaining documents from the Plan Administrator, you should contact the nearest office of the Employee Benefits Security Administration, U.S. Department of Labor, listed in your telephone directory or the Division of Technical Assistance and Inquiries; Employee Benefits Security Administration, U.S. Department of Labor, 200 Constitution Avenue, N. W. Washington, D.C. 20210. You may also obtain certain publications about your rights and responsibilities under ERISA by calling the publications hotline of the Employee Benefits Security Administration.
This Statement of ERISA Rights is required by Federal law and regulations.

18

For employees who have attained age 50 and completed
5 years of vesting service as of July 1, 2008
OTHER PLAN INFORMATION
Plan Name:
Pentegra Defined Benefit Plan for Financial Institutions as adopted by
Federal Home Loan Bank of New York
Employer:
Federal Home Loan Bank of New York
101 Park Avenue
New York, NY 10178-0599
Telephone Number – 212-681-6000
Plan Sponsor:
The Comprehensive Retirement Program is sponsored by the –
Pentegra Defined Benefit Plan for Financial Institutions
108 Corporate Park Drive
White Plains, New York 10604
Telephone Number – 914-694-1300
Employer Identification Number – 13-5645888
Plan Number – 001
Plan Year End – June 30
Plan Administrator:
The Plan Administrator is the President of the Pentegra DB Plan, whose place of business is the office of the Pentegra Defined Benefit Plan for Financial Institutions. The President is also the person designated as agent for service of legal process. Service of legal process may also be made upon a Plan Trustee.
Board of Directors:
The composition of the Board changes from year to year, but you may refer to the most recent Annual Report (which is furnished to your employer) for a current listing of Directors and their places of business.
Participating Employers:
Upon receipt of a written request for information regarding whether a particular employer is a Member of this multiple employer arrangement, we will provide you with a statement as to whether such employer is a Member and, if so, the employer’s address.

19

Pentegra Retirement Services
Our difference is your advantage	108 Corporate Park Drive White Plains, NY 10604 (800) 872-3473
www.pentegra.com

PENTEGRA  RETIREMENT  SERVICES
For Employees vested on or after July 1, 2008
Summary Plan Description

Pentegra Defined
Benefit Plan for
Financial Institutions

as adopted by:

FEDERAL HOME LOAN BANK OF NEW YORK

For Employees vested on or after July 1, 2008
SUMMARY PLAN DESCRIPTION
for
FEDERAL HOME LOAN BANK OF NEW YORK
New York, New York
July 1, 2008
PENTEGRA DEFINED BENEFIT PLAN FOR
FINANCIAL INSTITUTIONS
108 Corporate Park Drive
White Plains, NY 10604

For Employees vested on or after July 1, 2008
TO OUR MEMBERS:
We are pleased to present your Summary Plan Description. This Summary has been prepared to help you understand the retirement plan which is provided by your employer through its participation in the Pentegra Defined Benefit Plan for Financial Institutions (formerly known as the Financial Institutions Retirement Fund) (the “Pentegra DB Plan”).
The Pentegra DB Plan is a large, non-profit, tax-exempt pension trust which was created in 1943. It is administered by a professional staff under the direction of a Board of Directors comprised of presidents of Federal Home Loan Banks and officers of various participating employers.
The Pentegra DB Plan enables financial institutions and other organizations serving them to provide for the security of their employees. It invests the contributions made to it and, under its Comprehensive Retirement Program (a defined benefit pension Plan), it pays out retirement, disability and death benefits.
This Summary highlights the main benefit features of your retirement plan. The Pentegra DB Plan Regulations contain the governing provisions and should be consulted as official text in all cases. If there is any conflict between this Summary Plan Description and the Pentegra DB Plan’s Regulations, the Pentegra DB Plan’s Regulations will control. Either your employer or the Pentegra DB Plan will provide you with a copy of the Regulations at your request.
Finally, please note that wherever the masculine pronoun is used in this Summary, it is intended to include the feminine pronoun.

Board of Directors
Pentegra Defined Benefit Plan for
Financial Institutions

For Employees vested on or after July 1, 2008

For Employees vested on or after July 1, 2008
EMPLOYEE ELIGIBILITY
Each employee must become a Member when eligible and will be enrolled by his employer at that time. An employee will be eligible for membership in the Comprehensive Retirement Program on the first day of the month following satisfaction of his employer’s waiting period, if any. Your employer’s current waiting period for new employees is:
Four (4) months of service
If an employee is expected to complete 1,000 hours of service in the 12 consecutive months following his enrollment date, he will be enrolled as an active Member and, as such, will be entitled to all the benefits described in this Summary. If the employee is not expected to complete 1,000 hours of service in this 12 consecutive month period, he will be enrolled as an inactive Member and, as such, will not accrue or be entitled to any retirement or death benefits (see Article X, Section 3 of the Regulations). Subsequently, the Member will be active or inactive depending on whether or not he completes 1,000 hours of service in each calendar year.
In counting hours, an employee will be credited with an hour of service for every hour for which he has a right to be paid. This includes vacation, sick leave, jury duty, etc., and any hours for which back pay may be due.
NOTE: Regardless of the above, an employee will not be eligible for membership while he is in a class of employees which his employer has obtained permission to exclude (see Article II, Section 2 of the Regulations). Any such classes which your employer now excludes are listed directly below. (If none are listed, this Note may be disregarded.)

1

For Employees vested on or after July 1, 2008
SERVICE AND SALARY
Your benefits are based on your benefit service and salary. The period of benefit service is the number of years and months of employment upon which benefits are determined under the Plan.
Benefit Service includes:
Prior Service — any or all employment prior to the date your employer joined the Pentegra DB Plan for which your employer has purchased credit.
plus
Membership Service (or future service) — period of employment as an active member from enrollment to retirement, death or other termination.
For example, suppose a person joined his employer at age 35. Then 10 years later, when he was 45, his employer joined the Pentegra DB Plan and purchased credit for his 10 years of prior service. After 20 years of membership service he will reach retirement age 65. Altogether he will then have 30 years of benefit service:

Prior Service	+	Membership Service	=	Benefit Service
10 Years	+	20 Years	=	30 Years
The easy way to approximate how much benefit service you would have upon retirement at age 65 is to subtract from 65 whatever age you were when your benefit service began.
Vesting Service is the period used to determine whether or not an employee is vested and eligible for early retirement. Vesting is measured from the first day of the month in which you were employed. (Refer to Page 3 describing Vesting.)
Salary is your basic annual salary rate, plus overtime and bonuses. Changes in your basic annual salary rate which occur during the calendar year are recognized. Salary also includes any pre-tax contributions to a Section 401(k) plan and, unless the employer elects otherwise, pre-tax contributions to a Section 125 cafeteria plan as well as Qualified Transportation Fringe benefits as defined under Section 132(f) of the Internal Revenue Code.

2

For Employees vested on or after July 1, 2008
VESTING
“Vested” means that you have a nonforfeitable right to a retirement benefit which you will not lose if you terminate your employment. A Member will become vested in accordance with the following schedule:

Completed Years	Vested
of Vesting Service	Percentage

Less than 5	0
5 or more	100%
Any Member who has reached age 65 is automatically 100% vested, regardless of the number of years of vesting service he has completed.
Any Member who terminates service after becoming fully vested is entitled to receive a retirement benefit (see the “Retirement Benefits” section). If, for example, he is 100% vested upon termination of employment, he would be entitled to a retirement allowance at age 65 equal to 100% of the allowance accrued to his termination date. If he is not vested at termination, he will not be entitled to any retirement benefit.
NOTE: See Reinstatement of Membership and Service explained later.

3

For Employees vested on or after July 1, 2008
RETIREMENT BENEFITS
General:
The regular form of all retirement benefits provides a retirement allowance (see normal, early and disability retirement formulas) payable for life. Instead of choosing the regular form, you may select one of the optional forms as described in the “Optional Forms of Retirement Benefit” section of this Summary.
All retirement allowances are in addition to Social Security, and are payable in monthly installments for life. In addition, all retirement allowances must begin as of the April 1st of the calendar year following the later of (i) the calendar year in which you reach age 70 1/2, or (ii) the calendar year in which you retire (“Required Beginning Date”). However, if you are a 5% owner, your Required Beginning Date is the April 1st of the calendar year following the calendar year in which you reach age 70 1/2, even if you are still working.
Normal Retirement:
Upon termination of employment at or after age 65, you will be entitled to a normal retirement benefit. The formula for determining your normal retirement allowance is:

High-5
		Years of Benefit Service		Average		Retirement
2.0%	X	(30 years maximum)	X	Salary	=	Allowance
NOTE: Your total years of benefit service cannot exceed 30 years.
Example: A Member hired on July 1, 2008 had 15 years of benefit service at termination of employment and his average annual salary for the five (5) consecutive years of highest salary during benefit service (“High 5 Average Salary”) was $27,000. His annual retirement allowance would be determined as follows:

				High-5
		Years of Benefit Service		Average		Retirement
		(30 years maximum)		Salary		Allowance

2.0%	X	15 yrs. (=30%)	X	$27,000	=	$8,100
If you do not continue in your employer’s service after age 65, you may begin your normal retirement allowance as described above or you may defer commencement of your allowance until any time up to your Required Beginning Date, in which case your normal retirement allowance will be increased actuarially.
Late Retirement:
If you continue in employment beyond the Plan’s normal retirement age (65), you will receive a benefit determined under the employer’s benefit formula based on salary and benefit service earned beyond age 65 until actual termination of employment (regardless of age) without any increase for delayed payment. However, the benefit will not be less than the benefit you would have had at age (65) actuarially increased.

4

For Employees vested on or after July 1, 2008
Early Retirement:
If you leave your employer prior to age 65, after having become fully or partially vested (see Page 3), you will be entitled to an early retirement benefit. The retirement allowance payable at age 65 is equal to the vested amount of the normal retirement allowance accrued to your termination date.
Payment may begin as early as age 45, in which case the allowance otherwise payable at age 65 is reduced by applying an early retirement factor based on your age when payments begin (see below). Payment may also be deferred to any time up to your Required Beginning Date, in which case the retirement allowance payable at age 65 will be increased actuarially.
Rule of 70 Applies: If the sum of the Member’s age and years of vesting service at termination of employment is at least 70, his early retirement allowance will be the allowance payable at age 65, reduced by 3.0% for each year he is under age 65.
Example: A Member terminates employment at age 61 after 26 years of vesting service and 25 years of benefit service. His High-5 Average Salary over such a period is $40,000. His annual retirement allowance commencing at age 65 would be determined as follows:

		Years of Benefit Service		High-5		Retirement
		(30 years maximum)		Average Salary		Allowance

2.0%	X	25 yrs. (=50%)	X	$40,000	=	$20,000
Because the sum of the Member’s age and vesting service at termination is at least 70 (61 + 26 = 87), if the Member elects to have his retirement allowance begin immediately, the allowance payable at age 65 would be reduced as follows:

Regular				Regular Retirement
Retirement		Early Retirement		Allowance Payable
Allowance		Factor (Age 61)		Immediately (Age 61)

$20,000	X	88%	=	$17,600
NOTE: The reduction in the retirement allowance takes into account the likelihood that the allowance will be payable to a younger person for a longer period of time. The early retirement factor at age 61 is 88%. The other early retirement factors are:

Age When		Age When		Age When
Allowance		Allowance		Allowance
Begins	Factor	Begins	Factor	Begins	Factor

45	40%	52	61%	59	82%
46	43%	53	64%	60	85%
47	46%	54	67%	61	88%
48	49%	55	70%	62	91%
49	52%	56	73%	63	94%
50	55%	57	76%	64	97%
51	58%	58	79%	65	100%
(Interpolation is made to the nearest month.)

5

For Employees vested on or after July 1, 2008
Rule of 70 Does Not Apply: If the sum of the Member’s age and years of vesting service at termination of employment does not add up to at least 70, his early retirement allowance payable at age 65, reduced by an actuarial Equivalent Reduction factor for each year he is under age 65.
Example: A Member terminates employment at age 52 after 16 years of vesting service and 15 years of benefit service. His High-5 Average Salary over such a period is $40,000. His annual retirement allowance commencing at age 65 would be determined as follows:

				High-5		Retirement
		Years of Benefit Service		Average Salary		Allowance

2.0%	X	15 yrs. (=30%)	X	$40,000	=	$12,000
Because the sum of the Member’s age and vesting service at termination is less than 70 (52 + 16 = 68), if the Member elects to have his retirement allowance begin immediately, the allowance payable at age 65 would be reduced as follows:

Regular		Early		Regular Retirement
Retirement		Retirement		Allowance Payable
Allowance		Factor (Age 52)		Immediately (Age 52):

$12,000	X	41%	=	$4,920
The factor is calculated by subtracting 6% for each year between ages 60 and 65; 4% for each year between ages 55 and 59, and 3% for each year between ages 45 and 54, as noted in the following table:

Age When		Age When		Age When		Age When
Allowance		Allowance		Allowance		Allowance
Begins	Factor	Begins	Factor	Begins	Factor	Begins	Factor

45	20%	50	35%	55	50%	60	70%
46	23%	51	38%	56	54%	61	76%
47	26%	52	41%	57	58%	62	82%
48	29%	53	44%	58	62%	63	88%
49	32%	54	47%	59	66%	64	94%
						65	100%
(Interpolation is made to the nearest month.)

6

For Employees vested on or after July 1, 2008
Disability Retirement:
If, after completing one year of membership service or having been credited with five (5) years of benefit service (not counting service during a leave of absence) but before reaching age 65, you have to stop working because of a disability, you may be entitled to a disability retirement benefit. First, you must file an application with the Pentegra DB Plan within 13 months after the date you had to stop working. Second, you must satisfy either Test A or B below:
Test A — Certification by doctors designated by the Pentegra DB Plan that your disability (i) prevents you from doing the kind of work for which you are fitted or trained, and (ii) is expected to last at least 12 months from the date you had to stop working or to result in death.
or
Test B — Proof that you are eligible for disability insurance benefits under Title II of the Federal Social Security Act.
Generally, the annual disability retirement allowance payable immediately, and for as long as you are disabled, is the higher of (i) an amount equal to the normal retirement allowance accrued to your termination date, or (ii) 30% of average annual salary for the five (5) highest paid consecutive years of benefit service (“High-5 Average Salary”). However, it cannot be more than what your normal retirement allowance would have been if you had stayed in service to age 65.
You may be required to provide evidence as often as annually that you continue to be disabled.
NOTE: Notwithstanding the foregoing, if you are on a medical leave of absence which directly results in a subsequent disability, you may be entitled to a disability benefit.

7

For Employees vested on or after July 1, 2008
DEATH BENEFIT
In Active Service:
If a vested Member dies in active service, his beneficiary would be entitled to a lump sum death benefit equal to 100% of the Member’s last 12 months’ salary, plus an additional 10% of such salary for each year of benefit service until a maximum of 300% of such salary is reached for 20 or more years, plus a refund of his own contributions, if any, with interest.
Example: A Member dies after 15 years of benefit service and his last 12 months’ salary is $32,000. His beneficiary would get:

		Last 12 Months		Lump Sum
		Salary		Death Benefit

250% [(15/10=1.5)+1=2.5]	X	$32,000	=	$80,000
Either the Member or beneficiary may elect to have his benefit or the retirement death benefit described below paid in the form of installments over a period of up to 10 years or a lifetime annuity. (See the Regulations for further explanation.)

8

For Employees vested on or after July 1, 2008
OPTIONAL FORMS OF RETIREMENT BENEFIT
At any time before your retirement allowance begins, you may elect to convert your regular retirement allowance (an allowance payable for your lifetime) to an optional form of benefit. The amount of each Option in which you are interested will be determined and communicated to you at retirement.
These Options are:
1 –	An allowance payable for life. If you die before 120 monthly installments have been paid, the commuted value of such unpaid installments would be paid in a lump sum to your beneficiary.

2 –	A joint and survivor allowance which would continue at the rate of 100% to your contingent annuitant if he or she survives you. If both you and your contingent annuitant die before 120 monthly installments have been paid, the commuted value of such unpaid installments would be paid in a lump sum to your beneficiary.

3 –	A joint and survivor allowance which would continue at the rate of 50% to your contingent annuitant if he or she survives you.

4 –	A single lump sum settlement in lieu of any monthly allowance and death benefit. This Option may be elected if you retire after reaching age 59-1/2, or if you are an early retiree and defer commencement of your benefit until such age. The election of this Option requires the written consent of your spouse, if any.

5 –	A partial lump sum settlement equal to 25%, 50% or 75% of the total benefit and a monthly allowance for the remainder of the benefit which must commence at the time of the partial lump sum settlement. This Option may be elected if you retire after reaching age 59-1/2 or if you are an early retiree and defer commencement of your benefit until such age. The election of this Option requires written consent of your spouse, if any.
NOTE: The death benefit of a deceased retiree or Member who was eligible for early retirement, who (i) is survived by a spouse, and (ii) has not made any election with respect to his death benefit or retirement benefit, will be paid to the surviving spouse in an amount equal to a lifetime annuity of at least 50% of the retiree’s allowance as though he elected Option 3 above. This benefit may be paid in the form of a lump sum or in installments of equivalent value.
DIRECT ROLLOVERS
If you select payment option numbers 6 or 7 above, you may request that a direct rollover of all or a portion of the distribution be made to either an Individual Retirement Account (IRA) or another qualified plan, which is will to accept the transfer of assets and is permissible under the Pentegra DB Plan. A direct rollover will result in no tax being due until you withdraw the funds from the IRA or other qualified plan. Under certain circumstances, all or a portion of the amount to be distributed may not qualify for a direct rollover. For example, a distribution of less than $200 will not be eligible for a direct rollover. If you elect to receive the distribution, rather than request a direct rollover, then 20% of the distribution amount will be withheld for federal income tax purposes.

9

For Employees vested on or after July 1, 2008
PAYING FOR YOUR BENEFITS
All contributions made to the Plan on your behalf are actuarially determined. Your employer has elected to pay the full cost of your benefits. You, as an employee, do not contribute while on the “non-contributory basis.”
Special Note to any Member who has “Accumulated Contributions” with the Pentegra DB Plan:
If you made personal contributions to the Pentegra DB Plan while your present or previous employer was on the contributory basis and if those contributions have not been refunded to you, you are fully vested in the value of such contributions plus interest (“accumulated contributions”). This means that if you terminate employment, you may request a refund of such accumulated contributions. If you terminate before becoming fully or partially vested in a retirement benefit, the refund will be in lieu of all other benefits. If you terminate after becoming fully or partially vested in an early or normal retirement benefit (refer to Page 3 describing Vesting), the refund will be in lieu of that portion of your retirement benefit which is attributable to your accumulated contributions. The remaining portion, attributable to your employer’s contributions, will be payable as a reduced retirement benefit.
Your accumulated contributions will be shown on your Personal Annual Statement (see below).
YOUR PERSONAL ANNUAL STATEMENT
(Keeping You Informed)
Every year the Pentegra DB Plan prepares a Personal Annual Statement for each Member. This statement shows as of each January 1 your periods of accrued vesting and benefit service and the status of your retirement and death benefits. These statements are sent to your employer for distribution in or about the following March.

10

For Employees vested on or after July 1, 2008
REINSTATEMENT OF MEMBERSHIP AND SERVICE
If you leave employment before becoming vested (see Page 3), but become reemployed by the same or another employer participating in this Program, you will be reenrolled immediately.
If the period of your break in service (i.e., the period between your termination and reemployment) was not longer than 60 months, your previous Vesting Service will be reinstated upon your reemployment. If your break in service was not longer than 12 consecutive months, your previous Vesting Service will be reinstated upon your reemployment. In addition, you will also receive Vesting Service credit for the period of your break. If the period of your break in service exceeded 60 months but was not longer than the period of your Vesting Service before becoming vested, your previous Vesting Service will be reinstated upon your reemployment. If the period of your break in service was equal to or exceeded the greater of 60 consecutive months or your previous Vesting Service, upon reemployment you will be treated as a new employee upon reemployment. In other words, no prior Vesting Service will be credited to you.
The following chart should assist you in understanding your options:

Length of Break in Service for a	Vesting Service Prior to the
Non-Vested Member	Break in Service	Period of the Break in Service

Less than 60 consecutive months	Will be reinstated upon a Member’s reemployment.	Credit will not be given for the period of break in service.

Less than 12 consecutive months	Will be reinstated upon a Member’s reemployment.	Credit will be given for the period of the break in service.

More than 60 consecutive months, but not more than total Vesting Service up to the break in service	Will be reinstated upon a Member’s reemployment.	Credit will not be given for the period of the break in service.

More than the greater of:	Will NOT be reinstated upon a Member’s reemployment.	Credit will not be given for the period of break in service.

a) 60 consecutive months; or

b) Total Vesting Service prior to the break in service		Upon reemployment, the Member will be considered a new employee.
Upon reinstatement of your Vesting Service, your previous Benefit Service will also be reinstated if you repay within five years of your reemployment or the date you incurred a break in service of at least 60 months, any accumulated contributions which were refunded to you with interest to the date of such repayment.
For example, if you terminated service and had completed one year (i.e., 12 months) of Vesting Service, you would not be vested in a retirement benefit and would be entitled only to a refund of your own contributions, if any, plus interest. However, if you returned to service with any participating employer within 60 months, your previous Vesting Service would be reinstated and your previous Benefit Service would also be reinstated if you repaid with interest any contributions that had been refunded to you.
If you leave employment with a vested benefit, commence receiving benefits, and then are reemployed as an active Member by a participating employer, you will be reenrolled immediately and given the option, within six months following reemployment as an active Member, to make an irrevocable election to continue to receive the payment of your Retirement Allowance or to suspend the payment until subsequent termination of service. If no election is made, the payment of your Retirement Allowance will continue in the form of payment previously chosen. Upon your subsequent retirement, your retirement benefit will be based upon your Benefit Service before and after your prior retirement and your Salary during that service, but will be actuarially reduced for any such benefit already paid.

11

For Employees vested on or after July 1, 2008
LEAVES OF ABSENCE
There are four types of approved leaves of absence which may be granted on a uniform basis by your employer while you are a Plan Member.

Type 1.	Non-military leave granted to a Plan Member for up to one year. Both vesting and benefit service continue to accrue during this leave.

Type 1-A.
Military leave granted to a Plan Member who is subject to qualified military service pursuant to an involuntary military call-up in the Reserves of the U.S. Armed Services. During this leave, contributions continue, if any, to be made. In addition, vesting and benefit service continue to accrue. To qualify for benefits under Type 1-A, in general, a Member must return to the service of his employer within 90 days of his discharge from military service.

Type 2.
Non-military granted to a Plan Member for up to one year during which all contributions are discontinued. During this leave, vesting service continues to accrue, but benefit service does not. The accrual of benefit service will resume when your leave terminates and your contributions resume.

Type 3.
Military leave to a Plan Member during which all contributions are discontinued. During this leave, vesting service continues to accrue, but benefit service generally does not. The accrual of benefit service will resume when your leave terminates and your contributions resume.

The following Table will assist you in understanding the Plan’s Leave of Absence provisions as described above.

			Vesting	Benefit
Type of Leave	Duration	Contributions	Service	Service

NON-MILITARY LEAVE:

1	Up to one year	Will continue to be made	Will continue to accrue	Will continue to accrue

2	Up to one year	Will be discontinued	Will continue to accrue	Will not continue to accrue

MILITARY LEAVE:

1-A	Can vary	Will continue to be made	Will continue to accrue	Will continue to accrue

3	Can vary	Will be discontinued	Will continue to accrue	Will not continue to accrue

12

For Employees vested on or after July 1, 2008
LIMITATIONS ON BENEFITS
•	No benefit is payable by the Pentegra DB Plan unless the required contributions and application forms have been received by the Plan.

•	Internal Revenue Service (IRS) requirements impose certain limitations on the amount of benefits that may be paid under this and other qualified retirement plans. (See Article XI of the Pentegra DB Plan Regulations.) These limitations normally affect only the highest-paid employees and are subject to adjustment in accordance with IRS regulations. The dollar limit on annual benefits payable from a defined benefit plan is $195,000 in 2009 ($185,000 in 2008), actuarially reduced for benefits commencing before age 62 and increased for benefits commencing after age 65. If an employee has less than 10 years of vesting service or is under age 65 when he retires, or if his employer has two (2) plans in effect, his benefits are subject to further restrictions.

•	The Pentegra DB Plan, by law, cannot recognize annual compensation in excess of a certain dollar limit. The limit for the 2009 limitation year is $245,000 ($230,000 for the 2008 limitation year). After 2009, the compensation dollar limit may be adjusted by the IRS.

•	If an employer should withdraw from the Pentegra DB Plan (see Article XII of the Regulations), and establish a comparable defined benefit plan as a qualified successor plan, all liabilities of such employer under the Pentegra DB Plan must be transferred to the qualified successor plan. If an employer should withdraw from the Pentegra DB Plan without establishing a qualified successor Plan, all liabilities of the employer under the Pentegra DB Plan must be annuitized through an insurance company selected by the Pentegra DB Plan. Limits may be imposed upon the benefits of certain higher-paid employees if an employer withdraws from the Pentegra DB Plan within 10 years after the later of its commencement date or the effective date of any change which increases benefits. (See Article XI, Section 1(c) of the Regulations).

•	Amounts payable by the Pentegra DB Plan may not be assigned, and if any person entitled to a payment attempts to assign it, his interest in the amount payable may be terminated and held for the benefit of that person or his dependents.

•	Your employer’s continued participation is subject to IRS qualifications and other regulations it may impose.

•	The limitations on benefits imposed by the IRS are subject to changes on an annual basis.

13

For Employees vested on or after July 1, 2008
INSURANCE OF BENEFITS
Benefits under the Plan are insured by the Pension Benefit Guaranty Corporation (PBGC) if the Pentegra DB Plan terminates. Generally, the PBGC guarantees most vested normal retirement age benefits, early retirement benefits, and certain disability and survivor pensions. However, the PBGC does not guarantee all types of benefits under covered plans, and the amount of benefit protection is subject to certain limitations.
The PBGC guarantees vested benefits at the level in effect on the date of Plan termination. However, if prior to the termination of a plan, the employer has been participating for less than five (5) years, or if benefits have been increased within the past five years, the whole amount of the vested benefits or the vested increase may not be guaranteed. In addition, there is a ceiling on the amount of monthly benefit the PBGC guarantees, which is adjusted periodically. A withdrawal of your employer from participation in the Pentegra DB Plan is not a plan termination under this paragraph, and only those benefits provided under Article XII of the Pentegra DB Plan Regulations are payable in the event of such a withdrawal.
For more information on the PBGC insurance protection and its limitations, ask the Plan Administrator or the PBGC. Inquiries to the PBGC should be addressed to the PBGC’s Technical Assistance Division, 1200 K Street N.W., Suite 930, Washington, D.C. 20005 — 4026 or call 202-326-4000 (not a toll free number). TTY/TTD users may call the federal relay service toll free at 1-800-877-8339 and ask to be connected to 202-326-4000. Additional information about the PBGC’s pension insurance program is available through the PBGC’s website on the Internet at http://www.pbgc.gov.
DISPUTED CLAIMS PROCEDURE
If you disagree with the Pentegra DB Plan with respect to any benefit to which you feel you are entitled, you should make a written claim to the President of the Pentegra DB Plan, who holds discretionary authority to approve or deny the claim. If your claim is denied, you will receive written notice from him explaining the reason for the denial within 90 days after the claim is filed, which sets forth, in an understandable manner, the following information:
•	The specific reason(s) for the denial of the claim;

•	Reference to the specific plan provision on which the denial is based;

•	A description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why that material or information is necessary; and

•	A description of the Plan’s review procedures and the time limits applicable to those procedures, including a statement of the claimant’s right to bring a civil action under ERISA Section 502(a) following a denial on review.
The President’s decision will be final unless you appeal such decision in writing to the Retirement Committee of the Board of Directors of the Pentegra DB Plan at 108 Corporate Park Drive, White Plains, New York 10604, within 60 days after receiving the notice of denial. The written appeal should contain all information you wish to be considered. The Retirement Committee will review the claim within 60 days after the appeal is made. Its decision will be in writing, and will include the reason for such decision. The Committee’s decision will be final. In the case of a decision on appeal upholding the President’s initial denial of the claim, the President’s notice of its decision on appeal shall set forth, in an understandable manner, the following information:
•	The specific reason(s) for the decision on appeal;

•	Reference to the specific Plan provision on which the decision on appeal is based;

•	A statement that the claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant to the claim for benefits; and

•	A statement describing any voluntary appeal procedures (including voluntary arbitration or any other form of dispute resolution) offered by the Plan and the claimant’s right to obtain information sufficient to enable you or your beneficiary to make an informed judgment about whether to submit a benefit dispute to the voluntary level of appeal, and a statement of the claimant’s right to bring an action under ERISA Section 502(a).

14

For Employees vested on or after July 1, 2008
QUALIFIED DOMESTIC RELATIONS ORDERS (“QDROS”)
A QDRO is a judgment, decree or order which has been determined by the Pentegra DB Plan, in accordance with the procedures established under the Pentegra DB Plan’s Regulations, to constitute a QDRO under the Internal Revenue Code.
To obtain copies of the Pentegra DB Plan’s Model QDRO and QDRO Procedures free of charge, please contact the Plan Administrator. (Please refer to the “Other Plan Information” section of this Summary to obtain the Plan Administrator’s address and telephone number).

15

For Employees vested on or after July 1, 2008
STATEMENT OF ERISA RIGHTS
As a Member in the Comprehensive Retirement Program, you are entitled to certain rights and protections under the Employee Retirement Income Security Act of 1974 (ERISA). ERISA provides that all Members will be entitled to:
Receive Information About Your Plan and Benefits
•	Examine, without charge, at the Plan Administrator’s office or at other specified locations, all documents governing the Plan, and a copy of the latest annual report (Form 5500 Series) filed by the Plan Administrator with the U.S. Department of Labor and available at the Public Disclosure Room of the Employee Benefits Security Administration.

•	Obtain, upon written request to the Plan Administrator, copies of documents governing the operation of the Plan and copies of the latest annual report (Form 5500 Series) and updated summary plan description. The Administrator may make a reasonable charge for the copies.

•	Receive a summary of the Plan’s annual financial report. The Plan Administrator is required by law to furnish each Member with a copy of this summary annual report.

•	Obtain, without charge, a statement telling you whether you have a vested right to receive a pension at normal retirement (age 65) and if so, what your benefits would be at that time if you stop working under the Plan now. If you do not have a vested right to a pension, the statement will tell you how many more years you have to work to get such a right. This type of statement is provided automatically to each Member once a year (see “Your Personal Annual Statement” as described earlier).
Prudent Actions by Plan Fiduciaries
In addition to creating rights for Plan Members, ERISA imposes duties upon the people who are responsible for the operation of the Plan. The people who operate your Plan, called “fiduciaries” of the Plan, have a duty to do so prudently and in the interest of you and other Plan Members and beneficiaries. No one, including your employer or any other person, may fire you or otherwise discriminate against you in any way to prevent you from obtaining a pension benefit or exercising your rights under ERISA.
Enforce Your Rights
If your claim for a pension benefit is denied in whole or in part, you have a right to know why this was done, to obtain copies of documents relating to the decision without charge, and to appeal any denial, all within certain time schedules.
Under ERISA, there are steps you can take to enforce the above rights. For instance, if you request a copy of plan documents or the latest annual report from the Plan Administrator and do not receive them within 30 days, you may file suit in a Federal court. In such a case, the court may require the Plan Administrator to provide the materials and pay you up to $110 a day until you receive them, unless such materials were not sent for reasons beyond the Plan Administrator’s control. If you have a claim for benefits which is denied or ignored, in whole or in part, you may file suit in a state or Federal court.
In addition, if you disagree with the Plan Administrator’s decision (or lack thereof) concerning the qualified status of a domestic relations order, after you have complied with the remedies prescribed in the Plan’s QDRO Procedures and Disputed Claims Procedure outlined in this summary plan description, you may file suit in Federal court.
If it should happen that Plan fiduciaries misuse the Plan’s money, or if you are discriminated against for asserting your rights, you may seek assistance from the U. S. Department of Labor or, after you have complied with the Plan’s “Disputed Claims Procedure” outlined in this summary plan description, you may file suit in a Federal court. The court will decide who should pay court costs and legal fees. If you are successful, the court may order the person you have sued to pay these costs and fees. If you lose, the court may order you to pay these costs and fees (for example, if it finds your claim is frivolous).

16

For Employees vested on or after July 1, 2008
Assistance with Your Questions
If you have any questions about your Plan, you should contact the Plan Administrator. If you have any questions about this statement or your rights under ERISA, or if you need assistance in obtaining documents from the Plan Administrator, you should contact the nearest office of the Employee Benefits Security Administration, U.S. Department of Labor, listed in your telephone directory or the Division of Technical Assistance and Inquiries; Employee Benefits Security Administration, U.S. Department of Labor, 200 Constitution Avenue, N. W. Washington, D.C. 20210. You may also obtain certain publications about your rights and responsibilities under ERISA by calling the publications hotline of the Employee Benefits Security Administration.
This Statement of ERISA Rights is required by Federal law and regulations.

17

For Employees vested on or after July 1, 2008
OTHER PLAN INFORMATION
Plan Name:
Pentegra Defined Benefit Plan for Financial Institutions as adopted by
Federal Home Loan Bank of New York
Employer:
Federal Home Loan Bank of New York
101 Park Avenue
New York, NY 10178-0599

Telephone Number – 212-681-6000
Plan Sponsor:
The Comprehensive Retirement Program is sponsored by the –
Pentegra Defined Benefit Plan for Financial Institutions
108 Corporate Park Drive
White Plains, New York 10604
Telephone Number – 914-694-1300
Employer Identification Number – 13-5645888
Plan Number – 001
Plan Year End – June 30
Plan Administrator:
The Plan Administrator is the President of the Pentegra DB Plan, whose place of business is the office of the Pentegra Defined Benefit Plan for Financial Institutions. The President is also the person designated as agent for service of legal process. Service of legal process may also be made upon a Plan Trustee.
Board of Directors:
The composition of the Board changes from year to year, but you may refer to the most recent Annual Report (which is furnished to your employer) for a current listing of Directors and their places of business.
Participating Employers:
Upon receipt of a written request for information regarding whether a particular employer is a Member of this multiple employer arrangement, we will provide you with a statement as to whether such employer is a Member and, if so, the employer’s address.

18

Our difference is your advantage	Pentegra Retirement Services 108 Corporate Park Drive White Plains, NY 10604 (800) 872-3473
www.pentegra.com

PENTEGRA RETIREMENT SERVICES
“Employees hired prior to July 1, 2008 who have not attained age 50 or have not completed 5 years of vesting service as of July 1, 2008”
Summary Plan Description
Pentegra Defined
Benefit Plan for
Financial Institutions
as adopted by:
FEDERAL HOME LOAN BANK OF NEW YORK

“Employees hired prior to July 1, 2008 who have not attained age 50 or have not completed 5 years of vesting service as of July 1, 2008”
SUMMARY PLAN DESCRIPTION
for
FEDERAL HOME LOAN BANK OF NEW YORK
New York, New York
July 1, 2008
PENTEGRA DEFINED BENEFIT PLAN FOR
FINANCIAL INSTITUTIONS
108 Corporate Park Drive
White Plains, NY 10604

“Employees hired prior to July 1, 2008 who have not attained age 50 or have not completed 5 years of vesting service as of July 1, 2008”
TO OUR MEMBERS:
We are pleased to present your Summary Plan Description. This Summary has been prepared to help you understand the retirement plan which is provided by your employer through its participation in the Pentegra Defined Benefit Plan for Financial Institutions (formerly known as the Financial Institutions Retirement Fund) (the “Pentegra DB Plan”).
The Pentegra DB Plan is a large, non-profit, tax-exempt pension trust which was created in 1943. It is administered by a professional staff under the direction of a Board of Directors comprised of presidents of Federal Home Loan Banks and officers of various participating employers.
The Pentegra DB Plan enables financial institutions and other organizations serving them to provide for the security of their employees. It invests the contributions made to it and, under its Comprehensive Retirement Program (a defined benefit pension Plan), it pays out retirement, disability and death benefits.
This Summary highlights the main benefit features of your retirement plan. The Pentegra DB Plan Regulations contain the governing provisions and should be consulted as official text in all cases. If there is any conflict between this Summary Plan Description and the Pentegra DB Plan’s Regulations, the Pentegra DB Plan’s Regulations will control. Either your employer or the Pentegra DB Plan will provide you with a copy of the Regulations at your request.
Finally, please note that wherever the masculine pronoun is used in this Summary, it is intended to include the feminine pronoun.

Board of Directors
Pentegra Defined Benefit Plan for
Financial Institutions

“Employees hired prior to July 1, 2008 who have not attained age 50 or have not completed 5 years of vesting service as of July 1, 2008”

“Employees hired prior to July 1, 2008 who have not attained age 50 or have not completed 5 years of vesting service as of July 1, 2008”
EMPLOYEE ELIGIBILITY
Each employee must become a Member when eligible and will be enrolled by his employer at that time. An employee will be eligible for membership in the Comprehensive Retirement Program on the first day of the month following satisfaction of his employer’s waiting period, if any. Your employer’s current waiting period for new employees is:
Four (4) months of service
If an employee is expected by his employer to complete 1,000 hours of service in the 12 consecutive months following his enrollment date, he will be enrolled as an active Member and, as such, will be entitled to the benefits described in this booklet. If the employee is not expected to complete 1,000 hours of service in this 12 consecutive month period, he will be enrolled as an inactive Member and, as such, he will not accrue or be entitled to any retirement or death benefits (see Article X, Section 3 of the Regulations). Subsequently, the Member will be active or inactive depending on whether or not he completes 1,000 hours of service in each calendar year.
In counting hours, an employee will be credited with an hour of service for every hour for which he has a right to be paid. This includes vacation, sick leave, jury duty, etc., and any hours for which back pay may be due.
NOTE: Regardless of the above, an employee will not be eligible for membership while he is in a class of employees which his employer has obtained permission to exclude (see Article II, Section 2 of the Regulations). Any such classes which your employer now excludes are listed directly below. (If none are listed, this Note may be disregarded.)

1

“Employees hired prior to July 1, 2008 who have not attained age 50 or have not completed 5 years of vesting service as of July 1, 2008”
SERVICE AND SALARY
Your benefits are based on your benefit service and salary. The period of benefit service is the number of years and months of employment upon which benefits are determined under the Plan.
Benefit Service includes:
Prior Service — any or all employment prior to the date your employer joined the Pentegra DB Plan for which your employer has purchased credit.
plus
Membership Service (or future service) — period of employment as an active Member from enrollment to retirement, death or other termination.
For example, suppose a person joined his employer at age 35. Then 10 years later, when he was 45, his employer joined the Pentegra DB Plan and purchased credit for his 10 years of prior service. After 20 years of membership service he will reach the Plan’s normal retirement age (65) and will then have 30 years of benefit service:

Prior Service	+	Membership Service	=	Benefit Service
10 Years	+	20 Years	=	30 Years
The easy way to approximate how much benefit service you would have upon retirement at age 65 is to subtract from 65 whatever age you were when your benefit service began.
Vesting Service is the period used to determine whether or not an employee is vested and eligible for early retirement. Vesting is measured from the first day of the month in which you were employed. (Refer to Page 3 describing Vesting.)
Salary is your basic annual salary rate, plus overtime, bonuses and commissions. Changes in your basic annual salary rate which occur during the calendar year are recognized. Salary also includes any pre-tax contributions to a Section 401(k) plan and, unless the employer elects otherwise, pre-tax contributions to a Section 125 cafeteria plan as well as Qualified Transportation Fringe benefits as defined under Section 132(f) of the Internal Revenue Code.

2

“Employees hired prior to July 1, 2008 who have not attained age 50 or have not completed 5 years of vesting service as of July 1, 2008”
VESTING
“Vested” means that you have a nonforfeitable right to a retirement benefit which you will not lose if you terminate your employment. A Member will become vested in accordance with the following schedule:

Completed Years	Vested
of Vesting Service	Percentage

Less than 2	0
2	20%
3	40%
4	60%
5	100%
Any Member who has reached age 65 is automatically 100% vested, regardless of the number of years of vesting service he has completed.
Any Member who terminates service after becoming fully or partially vested is entitled to receive a retirement benefit (see the “Retirement Benefits” section). If, for example, he is 100% vested upon termination of employment, he would be entitled to a retirement allowance at age 65 equal to 100% of the allowance accrued to his termination date. If he is 60% vested upon termination of employment, he would be entitled to a retirement allowance at age 65 equal to 60% of such accrued allowance. If he is not vested at termination, he will not be entitled to any retirement benefit.
NOTE: See Reinstatement of Membership and Service explained later.

3

“Employees hired prior to July 1, 2008 who have not attained age 50 or have not completed 5 years of vesting service as of July 1, 2008”
RETIREMENT BENEFITS
General:
The regular form of all retirement benefits provides a retirement allowance (see normal, early and disability retirement formulas) payable for life. Instead of choosing the regular form, you may select one of the optional forms as described in the “Optional Forms of Retirement Benefit” section of this Summary.
All retirement allowances are in addition to Social Security, and are payable in monthly installments for life. In addition, all retirement allowances must begin as of the April 1st of the calendar year following the later of (i) the calendar year in which you reach age 70-1/2, or (ii) the calendar year in which you retire (“Required Beginning Date”). However, if you are a 5% owner, your Required Beginning Date is the April 1st of the calendar year following the calendar year in which you reach age 70-1/2, even if you are still working.
Normal Retirement:
Upon termination of employment at or after age 65, you will be entitled to a normal retirement benefit. The formula for determining your normal retirement allowance is:

(a)	2.5%	X	Years of Benefit Service (up to June 30, 2008)	X	High-3 Average Salary at Termination	=	Retirement Allowance up to June 30, 2008

PLUS

			Years of Benefit Service		High-5		Retirement
			(from July 1, 2008 to		Average Salary at		Allowance after
(b)	2.0%	X	termination of employment)	X	Termination	=	June 30, 2008

			(a) plus (b)	=	Regular Annual Retirement Allowance
NOTE: Your total years of Benefit Service in Steps (a) and (b) cannot exceed 30 years. In addition, please note that both the High-5 and High-3 Average Salary figures are calculated at the Member’s termination date.
FURTHER NOTE: The normal form of payment for your Retirement Allowance up to June 30, 2008 (as indicated in (a) above) will be a 12x payment . This portion of your benefit will also be eligible for cost-of-living adjustments, as explained on page 11 of this summary.
The normal form of payment for your Retirement Allowance after June 30, 2008 (as indicated in (b) above) will be a single life annuity and is not eligible for cost-of-living adjustments.

4

“Employees hired prior to July 1, 2008 who have not attained age 50 or have not completed 5 years of vesting service as of July 1, 2008”
Example: A Member had 30 years of Benefit Service at termination of employment (25 years earned as of June 30, 2008) and his average annual Salary for the three (3) consecutive years of highest Salary during Benefit Service (“High-3 Average Salary”) was $32,000 and his average annual salary for the five (5) consecutive years of highest Salary during Benefit Service (“High-5 Average Salary”) was $27,000. His annual retirement allowance would be (a) plus (b), determined as follows:

					High-3		Retirement
			Years of Benefit Service		Average Salary		Allowance up to
			(up to June 30, 2008)		at Termination		June 30, 2008
(a)	2.5%	X	25 yrs. (=62.5%)	X	$32,000	=	$20,000

PLUS

			Years of Benefit Service		High-5		Retirement
			(from July 1, 2008 to		Average Salary		Allowance after
			termination of employment)		at Termination		June 30, 2008
(b)	2.0%	X	5 yrs. (=10%)	X	$27,000	=	$ 2,700

	Regular Retirement Allowance:				(a) plus (b)	=	$22,700
If you do not continue in your employer’s service after age 65, you may begin your normal retirement allowance as described above or you may defer commencement of your allowance until any time up to your Required Beginning Date, in which case your normal retirement allowance will be increased actuarially.
Late Retirement:
If you continue in employment beyond the Plan’s normal retirement age (65), you will receive a benefit determined under the employer’s benefit formula based on salary and benefit service earned beyond age 65 until actual termination of employment (regardless of age) without any increase for delayed payment. However, the benefit will not be less than the benefit you would have had at age (65) actuarially increased.

5

“Employees hired prior to July 1, 2008 who have not attained age 50 or have not completed 5 years of vesting service as of July 1, 2008”
Early Retirement:
If you leave your employer prior to age 65, after having become fully or partially vested (see Page 3), you will be entitled to an early retirement benefit. The retirement allowance payable at age 65 is equal to the vested amount of the normal retirement allowance accrued to your termination date.
Payment may begin as early as age 45, in which case the allowance otherwise payable at age 65 is reduced by applying an early retirement factor based on your age when payments begin (see below).
July 1, 2008 Protected Frozen Benefit:
Some plan provisions, such as early retirement factors, were protected on the frozen allowance up to June 30, 2008. This benefit is calculated as follows:

				High-3		Protected Frozen
		Years of Benefit Service		Average Salary at		Allowance up to
2.5%	X	(up to June 30, 2008)	X	June 30, 2008	=	6/30/2008
The Protected Retirement Benefit Allowance up to June 30, 2008 will not increase for future service accruals or salary increases. There is a “Protected Rule of 70” early retirement reduction on the frozen allowance up to June 30, 2008 and it is defined as follows:
Protected Rule of 70 on benefits accrued up to June 30, 2008:
1.	If the sum of the Member’s age and years of vesting service at termination of employment is at least 70, his early retirement allowance will be the allowance payable at age 65, reduced by 1.5% per year for each year he is under age 65.

2.	If the sum of the Member’s age and years of vesting service at termination of employment is less than 70, his early retirement allowance will be the allowance payable at age 65, reduced by 3% per year for each year he is under age 65.
For any benefits accrued after July 1, 2008 through the date of termination, a “New Rule of 70” applies. The “New Rule of 70” early retirement reduction is defined as follows:
New Rule of 70 on benefits accrued after June 30, 2008:
1.	If the sum of the Member’s age and years of vesting service at termination of employment is at least 70, his early retirement allowance will be the allowance payable at age 65, reduced by 3% per year for each year he is under age 65.

2.	If the sum of the Member’s age and years of vesting service at termination of employment is less than 70, his early retirement allowance will be the allowance payable at age 65, reduced by Actuarial Equivalent factors for each year he is under age 65. (see table after Example 2 below)
Example 1: A Member terminates employment at age 61 after 26 years of vesting service and 25 years of benefit service, where 10 years of service were earned up to June 30, 2008. His High-3 Average Salary at July 1, 2008 is $60,000, his High-3 Average Salary at termination is $78,000 and his High-5 Average Salary at termination is $74,000.

6

“Employees hired prior to July 1, 2008 who have not attained age 50 or have not completed 5 years of vesting service as of July 1, 2008”
The Protected Frozen Allowance up to June 30, 2008 used to determine the Protected Rule of 70 early retirement reduction factors is determined as follows:

					High-3		Protected
			Years of Benefit Service		Average Salary up		Allowance up to
			(up to June 30, 2008)		to June 30, 2008		June 30, 2008
	2.5%	X	10 yrs. (=25%)	X	$60,000	=	$15,000

His annual retirement allowance commencing at age 65 would be (a) plus (b), determined as follows:

					High-3		Retirement
			Years of Benefit Service		Average Salary at		Allowance up to
			(up to June 30, 2008)		Termination		June 30, 2008
(a)	2.5%	X	10 yrs. (=25%)	X	$78,000	=	$19,500

PLUS

			Years of Benefit Service		High-5		Retirement
			(from July 1, 2008 to		Average Salary at		Allowance after
			termination of employment)		Termination		June 30, 2008
(b)	2.0%	X	15 yrs. (=30%)	X	$74,000	=	$22,200

	Regular Retirement Allowance:				(a) + (b)	=	$41,700
NOTE: Total Benefit Service is limited to 30 years.
Because the sum of the Member’s age and vesting service at termination is at least 70 (61 + 26 = 87), if the Member elects to have his retirement allowance begin immediately, the allowance payable at age 65 would be reduced as follows:

Protected
	Frozen				Regular Retirement
	Allowance up to		Early Retirement		Allowance Payable
	June 30, 2008		Factor (Age 61)		Immediately (Age 61)

(a)	$15,000	X	94% (1.5% / yr reduction)	=	$14,100
PLUS

Regular
	Retirement				Regular Retirement
	Allowance up to		Early Retirement		Allowance Payable
	June 30, 2008		Factor (Age 61)		Immediately (Age 61)

(b)	$26,700*	X	88% (3% / yr reduction)	=	$23,496

*	Excludes protected frozen allowance up to June 30, 2008 shown above ($15,000). The protected frozen allowance up to June 30, 2008 in (a) is entitled to the Protected Rule of 70 reduction factor and the remainder of the benefit in (b) is entitled to the New Rule of 70 reduction factor. ($41,700 = $15,000 + $26,700)

Immediate Retirement Allowance:	(a) + (b)	=	$37,596
Example 2: A Member terminates employment at age 52 after 16 years of vesting service and 15 years of benefit service, where 10 years of service was earned up to June 30, 2008. His High-3 Average up to June 30, 2008 is $60,000, his High-3 Average Salary at termination is $78,000 and his High-5 Average Salary at termination is $74,000.

7

“Employees hired prior to July 1, 2008 who have not attained age 50 or have not completed 5 years of vesting service as of July 1, 2008”
The Protected Allowance up to June 30, 2008 used to determine the Protected Rule of 70 early retirement reduction factors is determined as follows:

					High-3		Protected
			Years of Benefit Service		Average Salary up		Allowance up to
			(up to June 30, 2008)		to June 30, 2008		June 30, 2008
	2.5%	X	10 yrs. (=25%)	X	$60,000	=	$15,000

His annual retirement allowance commencing at age 65 would be (a) plus (b), determined as follows:

							Retirement
			Years of Benefit Service		High-3		Allowance up to
			(up to June 30, 2008)		Average Salary		June 30, 2008

(a)	2.5%	X	10 yrs. (=25%)	X	$78,000	=	$19,500

PLUS

			Years of Benefit Service				Retirement
			(from July 1, 2008 to		High-5		Allowance after
			termination of employment)		Average Salary		June 30, 2008

(b)	2.0%	X	5 yrs. (=10%)	X	$74,000	=	$ 7,400

		Regular Retirement Allowance:			(a) + (b)	=	$26,900
NOTE: Total Benefit Service is limited to 30 years.
Because the sum of the Member’s age and vesting service at termination is less than 70 (52 + 16 = 68), if the Member elects to have his retirement allowance begin immediately, the allowance payable at age 65 would be reduced as follows:

	Protected				Regular Retirement
	Allowance up to		Early Retirement		Allowance Payable
	June 30, 2008		Factor (Age 52)		Immediately (Age 52)

(a)	$15,000	X	61% (3% / yr reduction)	=	$9,150

	Regular				Regular Retirement
	Retirement		Early Retirement		Allowance Payable
	Allowance		Factor (Age 52)		Immediately (Age 52)

(b)	$11,900*	X	41% (AE reduction)	=	$4,879

*	Excludes protected allowance up to June 30, 2008 shown above ($15,000). The protected allowance up to June 30, 2008 in (a) is entitled to the Protected Rule of 70 reduction factor and the remainder of the benefit in (b) is entitled to the New Rule of 70 reduction factor. ($26,900 = $15,000 + $11,900)

Immediate Retirement Allowance:	(a) + (b)	=	$14,029

8

“Employees hired prior to July 1, 2008 who have not attained age 50 or have not completed 5 years of vesting service as of July 1, 2008”
The Actuarial Equivalent Reduction factor is determined as follows:

Age When		Age When		Age When
Allowance		Allowance		Allowance
Begins	Factor	Begins	Factor	Begins	Factor

45	20%	52	41%	59	66%
46	23%	53	44%	60	70%
47	26%	54	47%	61	76%
48	29%	55	50%	62	82%
49	32%	56	54%	63	88%
50	35%	57	58%	64	94%
51	38%	58	62%	65	100%
(Interpolation is made to the nearest month.)

9

“Employees hired prior to July 1, 2008 who have not attained age 50 or have not completed 5 years of vesting service as of July 1, 2008”
Disability Retirement:
If, after completing one year of membership service or having been credited with five (5) years of benefit service (not counting service during a leave of absence) but before reaching age 65, you have to stop working because of a disability, you may be entitled to a disability retirement benefit. First, you must file an application with the Pentegra DB Plan within 13 months after the date you had to stop working. Second, you must satisfy either Test A or B below:
Test A — Certification by doctors designated by the Pentegra DB Plan that your disability (i) prevents you from doing the kind of work for which you are fitted or trained, and (ii) is expected to last at least 12 months from the date you had to stop working or to result in death.
or
Test B — Proof that you are eligible for disability insurance benefits under Title II of the Federal Social Security Act.
Generally, the annual disability retirement allowance payable immediately, and for as long as you are disabled, is the higher of (i) an amount equal to the normal retirement allowance accrued to your termination date, or (ii) 30% of average annual salary for the five (5) highest paid consecutive years of benefit service (“High-5 Average Salary”). However, it cannot be more than what your normal retirement allowance would have been if you had stayed in service to age 65.
You may be required to provide evidence as often as annually that you continue to be disabled.
NOTE: Notwithstanding the foregoing, if you are on a medical leave of absence which directly results in a subsequent disability, you may be entitled to a disability benefit.

10

“Employees hired prior to July 1, 2008 who have not attained age 50 or have not completed 5 years of vesting service as of July 1, 2008”
Retirement Adjustment Payment:
(Applicable only to those enrolled prior to July 1, 1983)
If you retire after age 55 (whether normal, early or disability retirement), you will be entitled to a onetime Retirement Adjustment Payment. Please note that under the provisions of the Plan, you are deemed to be retired upon your termination of employment with a deferred vested benefit. The Retirement Adjustment Payment is a single lump sum equal to three months’ regular retirement allowance payable when your allowance commences.
To illustrate, the annual allowance upon normal retirement would be calculated as shown on Page 4. Assume the annual retirement allowance was $22,700. In addition to such allowance, the member would receive a Retirement Adjustment Payment as follows:

Regular							Retirement
Annual							Adjustment
Allowance							Payment

$22,700	/	12	=	$1,892 (per month)	X	3 =	$5,676
NOTE: The Retirement Adjustment Payment only applies to your Frozen Protected Benefit that was earned up to June 30, 2008.
Post-Retirement Increments:
As a retiree, other than a disability retiree, who is receiving allowance payments you will be entitled to a payment of 1% of your annual retirement allowance at the end of the calendar year in which you attain age 66. This is a cumulative increment so that the following year, when you are age 67, the payment will be 2%, then 3%, then 4%, etc. Such increasing payments will continue to be made as long as you live. For example:

			Incremental
Your	Increment	Annual	Payment at
Age	Rate	Allowance	Year-End
66	1%	$22,700	$227
67	2%	$22,700	$454
68	3%	$22,700	$681
Your age is always measured at the end of the calendar year to determine your applicable rate.
NOTE: Each Post-Retirement Increment is based on the retirement allowance you actually receive. Similarly, it would continue in the same manner to your surviving contingent annuitant if you had elected such an optional form of retirement benefit (see Article VI of the Regulations) based on the contingent annuitant’s allowance.
FURTHER NOTE: Post-Retirement Increments only apply to the portion of your Protected Frozen Benefit that was earned up to June 30, 2008.

11

“Employees hired prior to July 1, 2008 who have not attained age 50 or have not completed 5 years of vesting service as of July 1, 2008”
DEATH BENEFIT
In Active Service:
If a vested Member dies in active service, his beneficiary would be entitled to a lump sum death benefit equal to 100% of the Member’s last 12 months’ salary, plus an additional 10% of such salary for each year of benefit service until a maximum of 300% of such salary is reached for 20 or more years, plus a refund of his own contributions, if any, with interest.
Example: A Member dies after 15 years of benefit service and his last 12 months’ salary is $32,000. His beneficiary would get:

		Last 12 Months		Lump Sum
		Salary		Death Benefit

250% [(15/10=1.5)+1=2.5]	X	$32,000	=	$80,000
Either the Member or beneficiary may elect to have his benefit or the retirement death benefit described below paid in the form of installments over a period of up to 10 years or a lifetime annuity. (See the Regulations for further explanation).
If a Member dies after becoming eligible for early retirement, his beneficiary would receive the higher of (i) the active service death benefit described above, or (ii) the retirement death benefit described below (as if the Member had retired on the first day of the month in which he died).
In Retirement:
(Applicable only to your Protected Frozen Allowance accrued up to June 30, 2008)
The regular form of all retirement benefits (normal, early or disability) includes not only a retirement allowance, but also a lump sum retirement death benefit which is 12 times the annual retirement allowance less the sum of such allowance payments made before death. Please note that this death benefit does not apply in the event you elect to receive your benefit under one of the “Optional Forms of Retirement Benefit” (see Page 13) in lieu of the regular form.
Example: A Member dies two (2) years after retirement. His regular annual retirement allowance was $10,000. The Member’s death benefit is illustrated below:

Annual				Initial Death		Allowance
Retirement				Benefit At		Payments		Lump Sum
Allowance				Retirement		For 2 Years		Death Benefit

$10,000	X	12	=	$120,000	less	$20,000	=	$100,000
All retirement allowances continue for life, even though under the regular form there would be no death benefit payable after 12 years.
NOTE: If a retiree should die before his allowance payments start (as in the case of an early or normal retiree with a deferred allowance), the death benefit would be 12 times the regular annual allowance which would have been payable had his allowance commenced as of the first day of the month in which he died.
FURTHER NOTE: The retirement death benefit described above only applies to the portion of your Protected Frozen Benefit that was earned up to June 30, 2008.

12

“Employees hired prior to July 1, 2008 who have not attained age 50 or have not completed 5 years of vesting service as of July 1, 2008”
In Retirement:
(Applicable to your accrued benefits after June 30, 2008)
If you die before receiving benefits under the Plan and you are married at the time of your death, then your spouse will be entitled to the “minimum spouse’s death benefit.” The “minimum spouse’s death benefit” is equal to the amount that would have been paid to your spouse if you had begun receiving distributions under a joint and 50% survivor annuity. For example, suppose that if you were to retire, you would receive an annuity paying you $1,000 a month for your life and then upon your death, $500 each month to your spouse (this is a joint and 50% survivor annuity). In this example, the amount payable to your spouse is the “minimum spouse’s death benefit.”
If you wish to designate a beneficiary other than your spouse, then your spouse must irrevocably consent to waive any right to the death benefit. Your spouse’s consent must be in writing, be witnessed by a notary or a plan representative and acknowledge the specific non-spouse beneficiary. In addition, you may elect a beneficiary other than your spouse without your spouse’s consent if your spouse cannot be located.
If you are married and you change the designation of the beneficiary of the “minimum spouse’s death benefit,” then your spouse must again consent to the change subject to the rules above.
If you are not married, then you may designate the beneficiary on a form to be supplied to you by the Pentegra DB Plan.
In the event you are not survived by a Spouse, such a benefit will be paid in the following order of priority to:
(a) Designated beneficiary;
(b) Your estate.

13

“Employees hired prior to July 1, 2008 who have not attained age 50 or have not completed 5 years of vesting service as of July 1, 2008”
OPTIONAL FORMS OF RETIREMENT BENEFIT
At any time before your retirement allowance begins, you may elect to convert your regular retirement allowance (an allowance payable for your lifetime) to an optional form of benefit. The amount of each Option in which you are interested will be determined and communicated to you at retirement.
These Options are:
1	–	A higher allowance payable for life and no further benefits upon death. This option is available only on your Protected Frozen Allowance accrued up to June 30, 2008.
2	–	An allowance payable for life. If you die before 144 monthly installments have been paid, the remaining value of such unpaid installments would be paid in a lump sum to your beneficiary. This option is available only on the portion of your benefit accrued after June 30, 2008.
3	–	An allowance payable for life. If you die before 120 monthly installments have been paid, the commuted value of such unpaid installments would be paid in a lump sum to your beneficiary.
4	–	A joint and survivor allowance which would continue at the rate of 100% to your contingent annuitant if he or she survives you. If both you and your contingent annuitant die before 120 monthly installments have been paid, the commuted value of such unpaid installments would be paid in a lump sum to your beneficiary.
5	–	A joint and survivor allowance which would continue at the rate of 50% to your contingent annuitant if he or she survives you.
6	–	A single lump sum settlement in lieu of any monthly allowance and death benefit. This Option may be elected if you retire after reaching age 59-1/2, or if you are an early retiree and defer commencement of your benefit until such age. The election of this Option requires the written consent of your spouse, if any.
7	–	A partial lump sum settlement equal to 25%, 50% or 75% of the total benefit and a monthly allowance for the remainder of the benefit which must commence at the time of the partial lump sum settlement. This Option may be elected if you retire after reaching age 59-1/2 or if you are an early retiree and defer commencement of your benefit until such age. The election of this Option requires written consent of your spouse, if any.
NOTE: The death benefit of a deceased retiree or Member who was eligible for early retirement, who (i) is survived by a spouse, and (ii) has not made any election with respect to his death benefit or retirement benefit, will be paid to the surviving spouse in an amount equal to a lifetime annuity of at least 50% of the retiree’s allowance as though he elected Option 5 above. This benefit may be paid in the form of a lump sum or in installments of equivalent value.
DIRECT ROLLOVERS
If you select payment option numbers 6 or 7 above, you may request that a direct rollover of all or a portion of the distribution be made to either an Individual Retirement Account (IRA) or another qualified plan, which is will to accept the transfer of assets and is permissible under the Pentegra DB Plan. A direct rollover will result in no tax being due until you withdraw the funds from the IRA or other qualified plan. Under certain circumstances, all or a portion of the amount to be distributed may not qualify for a direct rollover. For example, a distribution of less than $200 will not be eligible for a direct rollover. If you elect to receive the distribution, rather than request a direct rollover, then 20% of the distribution amount will be withheld for federal income tax purposes.

14

“Employees hired prior to July 1, 2008 who have not attained age 50 or have not completed 5 years of vesting service as of July 1, 2008”
PAYING FOR YOUR BENEFITS
All contributions made to the Plan on your behalf are actuarially determined. Your employer has elected to pay the full cost of your benefits. You, as an employee, do not contribute while on the “non-contributory basis.”
Special Note to any Member who has “Accumulated Contributions” with the Pentegra DB Plan:
If you made personal contributions to the Pentegra DB Plan while your present or previous employer was on the contributory basis and if those contributions have not been refunded to you, you are fully vested in the value of such contributions plus interest (“accumulated contributions”). This means that if you terminate employment, you may request a refund of such accumulated contributions. If you terminate before becoming fully or partially vested in a retirement benefit, the refund will be in lieu of all other benefits. If you terminate after becoming fully or partially vested in an early or normal retirement benefit (refer to Page 3 describing Vesting), the refund will be in lieu of that portion of your retirement benefit which is attributable to your accumulated contributions. The remaining portion, attributable to your employer’s contributions, will be payable as a reduced retirement benefit.
Your accumulated contributions will be shown on your Personal Annual Statement (see below).
YOUR PERSONAL ANNUAL STATEMENT
(Keeping You Informed)
Every year the Pentegra DB Plan prepares a Personal Annual Statement for each Member. This statement shows as of each January 1 your periods of accrued vesting and benefit service and the status of your retirement and death benefits. These statements are sent to your employer for distribution in or about the following March.

15

“Employees hired prior to July 1, 2008 who have not attained age 50 or have not completed 5 years of vesting service as of July 1, 2008”
REINSTATEMENT OF MEMBERSHIP AND SERVICE
If you leave employment before becoming vested (see Page 3), but become reemployed by the same or another employer participating in this Program, you will be reenrolled immediately.
If the period of your break in service (i.e., the period between your termination and reemployment) was not longer than 60 months, your previous Vesting Service will be reinstated upon your reemployment. If your break in service was not longer than 12 consecutive months, your previous Vesting Service will be reinstated upon your reemployment. In addition, you will also receive Vesting Service credit for the period of your break. If the period of your break in service exceeded 60 months but was not longer than the period of your Vesting Service before becoming vested, your previous Vesting Service will be reinstated upon your reemployment. If the period of your break in service was equal to or exceeded the greater of 60 consecutive months or your previous Vesting Service, upon reemployment you will be treated as a new employee upon reemployment. In other words, no prior Vesting Service will be credited to you.
The following chart should assist you in understanding your options:

Length of Break in Service for a	Vesting Service Prior to the
Non-Vested Member	Break in Service	Period of the Break in Service

Less than 60 consecutive months	Will be reinstated upon a Member’s reemployment.	Credit will not be given for the period of break in service.

Less than 12 consecutive months	Will be reinstated upon a Member’s reemployment.	Credit will be given for the period of the break in service.

More than 60 consecutive months, but not more than total Vesting Service up to the break in service	Will be reinstated upon a Member’s reemployment.	Credit will not be given for the period of the break in service.

More than the greater of:	Will NOT be reinstated upon a Member’s reemployment.	Credit will not be given for the period of break in service.

a) 60 consecutive months; or

b) Total Vesting Service prior to the break in service		Upon reemployment, the Member will be considered a new employee.
Upon reinstatement of your Vesting Service, your previous Benefit Service will also be reinstated if you repay within five years of your reemployment or the date you incurred a break in service of at least 60 months, any accumulated contributions which were refunded to you with interest to the date of such repayment.
For example, if you terminated service and had completed one year (i.e., 12 months) of Vesting Service, you would not be vested in a retirement benefit and would be entitled only to a refund of your own contributions, if any, plus interest. However, if you returned to service with any participating employer within 60 months, your previous Vesting Service would be reinstated and your previous Benefit Service would also be reinstated if you repaid with interest any contributions that had been refunded to you.
If you leave employment with a vested benefit, commence receiving benefits, and then are reemployed as an active Member by a participating employer, you will be reenrolled immediately and given the option, within six months following reemployment as an active Member, to make an irrevocable election to continue to receive the payment of your Retirement Allowance or to suspend the payment until subsequent termination of service. If no election is made, the payment of your Retirement Allowance will continue in the form of payment previously chosen. Upon your subsequent retirement, your retirement benefit will be based upon your Benefit Service before and after your prior retirement and your Salary during that service, but will be actuarially reduced for any such benefit already paid.

16

“Employees hired prior to July 1, 2008 who have not attained age 50 or have not completed 5 years of vesting service as of July 1, 2008”
LEAVES OF ABSENCE
There are four types of approved leaves of absence which may be granted on a uniform basis by your employer while you are a Plan Member.

Type 1.	Non-military leave granted to a Plan Member for up to one year. Both vesting and benefit service continue to accrue during this leave.

Type 1-A.	Military leave granted to a Plan Member who is subject to qualified military service pursuant to an involuntary military call-up in the Reserves of the U.S. Armed Services. During this leave, contributions continue, if any, to be made. In addition, vesting and benefit service continue to accrue. To qualify for benefits under Type 1-A, in general, a Member must return to the service of his employer within 90 days of his discharge from military service.

Type 2.	Non-military granted to a Plan Member for up to one year during which all contributions are discontinued. During this leave, vesting service continues to accrue, but benefit service does not. The accrual of benefit service will resume when your leave terminates and your contributions resume.

Type 3.	Military leave to a Plan Member during which all contributions are discontinued. During this leave, vesting service continues to accrue, but benefit service generally does not. The accrual of benefit service will resume when your leave terminates and your contributions resume.
The following Table will assist you in understanding the Plan’s Leave of Absence provisions as described above.

			Vesting	Benefit
Type of Leave	Duration	Contributions	Service	Service

NON-MILITARY LEAVE:

1	Up to one year	Will continue to be made	Will continue to accrue	Will continue to accrue

2	Up to one year	Will be discontinued	Will continue to accrue	Will not continue to accrue

MILITARY LEAVE:

1-A	Can vary	Will continue to be made	Will continue to accrue	Will continue to accrue

3	Can vary	Will be discontinued	Will continue to accrue	Will not continue to accrue

17

“Employees hired prior to July 1, 2008 who have not attained age 50 or have not completed 5 years of vesting service as of July 1, 2008”
LIMITATIONS ON BENEFITS
•	No benefit is payable by the Pentegra DB Plan unless the required contributions and application forms have been received by the Plan.

•	Internal Revenue Service (IRS) requirements impose certain limitations on the amount of benefits that may be paid under this and other qualified retirement plans. (See Article XI of the Pentegra DB Plan Regulations.) These limitations normally affect only the highest-paid employees and are subject to adjustment in accordance with IRS regulations. The dollar limit on annual benefits payable from a defined benefit plan is $195,000 in 2009 ($185,000 in 2008), actuarially reduced for benefits commencing before age 62 and increased for benefits commencing after age 65. If an employee has less than 10 years of vesting service or is under age 65 when he retires, or if his employer has two (2) plans in effect, his benefits are subject to further restrictions.

•	The Pentegra DB Plan, by law, cannot recognize annual compensation in excess of a certain dollar limit. The limit for the 2009 limitation year is $245,000 ($230,000 for the 2008 limitation year). After 2009, the compensation dollar limit may be adjusted by the IRS.

•	If an employer should withdraw from the Pentegra DB Plan (see Article XII of the Regulations), and establish a comparable defined benefit plan as a qualified successor plan, all liabilities of such employer under the Pentegra DB Plan must be transferred to the qualified successor plan. If an employer should withdraw from the Pentegra DB Plan without establishing a qualified successor Plan, all liabilities of the employer under the Pentegra DB Plan must be annuitized through an insurance company selected by the Pentegra DB Plan. Limits may be imposed upon the benefits of certain higher-paid employees if an employer withdraws from the Pentegra DB Plan within 10 years after the later of its commencement date or the effective date of any change which increases benefits. (See Article XI, Section 1(c) of the Regulations).

•	Amounts payable by the Pentegra DB Plan may not be assigned, and if any person entitled to a payment attempts to assign it, his interest in the amount payable may be terminated and held for the benefit of that person or his dependents.

•	Your employer’s continued participation is subject to IRS qualifications and other regulations it may impose.

•	The limitations on benefits imposed by the IRS are subject to changes on an annual basis.

18

“Employees hired prior to July 1, 2008 who have not attained age 50 or have not completed 5 years of vesting service as of July 1, 2008”
INSURANCE OF BENEFITS
Benefits under the Plan are insured by the Pension Benefit Guaranty Corporation (PBGC) if the Pentegra DB Plan terminates. Generally, the PBGC guarantees most vested normal retirement age benefits, early retirement benefits, and certain disability and survivor pensions. However, the PBGC does not guarantee all types of benefits under covered plans, and the amount of benefit protection is subject to certain limitations.
The PBGC guarantees vested benefits at the level in effect on the date of Plan termination. However, if prior to the termination of a plan, the employer has been participating for less than five (5) years, or if benefits have been increased within the past five years, the whole amount of the vested benefits or the vested increase may not be guaranteed. In addition, there is a ceiling on the amount of monthly benefit the PBGC guarantees, which is adjusted periodically. A withdrawal of your employer from participation in the Pentegra DB Plan is not a plan termination under this paragraph, and only those benefits provided under Article XII of the Pentegra DB Plan Regulations are payable in the event of such a withdrawal.
For more information on the PBGC insurance protection and its limitations, ask the Plan Administrator or the PBGC. Inquiries to the PBGC should be addressed to the PBGC=s Technical Assistance Division, 1200 K Street N.W., Suite 930, Washington, D.C. 20005 — 4026 or call 202-326-4000 (not a toll free number). TTY/TTD users may call the federal relay service toll free at 1-800-877-8339 and ask to be connected to 202-326-4000. Additional information about the PBGC’s pension insurance program is available through the PBGC’s website on the Internet at http://www.pbgc.gov.
DISPUTED CLAIMS PROCEDURE
If you disagree with the Pentegra DB Plan with respect to any benefit to which you feel you are entitled, you should make a written claim to the President of the Pentegra DB Plan, who holds discretionary authority to approve or deny the claim.. If your claim is denied, you will receive written notice from him explaining the reason for the denial within 90 days after the claim is filed, which sets forth, in an understandable manner, the following information:
•	The specific reason(s) for the denial of the claim;
•	Reference to the specific plan provision on which the denial is based;
•	A description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why that material or information is necessary; and
•	A description of the Plan’s review procedures and the time limits applicable to those procedures, including a statement of the claimant’s right to bring a civil action under ERISA Section 502(a) following a denial on review.
The President’s decision will be final unless you appeal such decision in writing to the Retirement Committee of the Board of Directors of the Pentegra DB Plan at 108 Corporate Park Drive, White Plains, New York 10604, within 60 days after receiving the notice of denial. The written appeal should contain all information you wish to be considered. The Retirement Committee will review the claim within 60 days after the appeal is made. Its decision will be in writing, and will include the reason for such decision. The Committee’s decision will be final. In the case of a decision on appeal upholding the President’s initial denial of the claim, the President’s notice of its decision on appeal shall set forth, in an understandable manner, the following information:
•	The specific reason(s) for the decision on appeal;
•	Reference to the specific Plan provision on which the decision on appeal is based;
•	A statement that the claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant to the claim for benefits; and
•	A statement describing any voluntary appeal procedures (including voluntary arbitration or any other form of dispute resolution) offered by the Plan and the claimant’s right to obtain information sufficient to enable you or your beneficiary to make an informed judgment about whether to submit a benefit dispute to the voluntary level of appeal, and a statement of the claimant’s right to bring an action under ERISA Section 502(a).

19

“Employees hired prior to July 1, 2008 who have not attained age 50 or have not completed 5 years of vesting service as of July 1, 2008”
QUALIFIED DOMESTIC RELATIONS ORDERS (“QDROS”)
A QDRO is a judgment, decree or order which has been determined by the Pentegra DB Plan, in accordance with the procedures established under the Pentegra DB Plan’s Regulations, to constitute a QDRO under the Internal Revenue Code.
To obtain copies of the Pentegra DB Plan’s Model QDRO and QDRO Procedures free of charge, please contact the Plan Administrator. (Please refer to the “Other Plan Information” section of this Summary to obtain the Plan Administrator’s address and telephone number).

20

“Employees hired prior to July 1, 2008 who have not attained age 50 or have not completed 5 years of vesting service as of July 1, 2008”
STATEMENT OF ERISA RIGHTS
As a Member in the Comprehensive Retirement Program, you are entitled to certain rights and protections under the Employee Retirement Income Security Act of 1974 (ERISA). ERISA provides that all Members will be entitled to:
Receive Information About Your Plan and Benefits
•	Examine, without charge, at the Plan Administrator’s office or at other specified locations, all documents governing the Plan, and a copy of the latest annual report (Form 5500 Series) filed by the Plan Administrator with the U.S. Department of Labor and available at the Public Disclosure Room of the Employee Benefits Security Administration.

•	Obtain, upon written request to the Plan Administrator, copies of documents governing the operation of the Plan and copies of the latest annual report (Form 5500 Series) and updated summary plan description. The Administrator may make a reasonable charge for the copies.

•	Receive a summary of the Plan’s annual financial report. The Plan Administrator is required by law to furnish each Member with a copy of this summary annual report.

•	Obtain, without charge, a statement telling you whether you have a vested right to receive a pension at normal retirement (age 65) and if so, what your benefits would be at that time if you stop working under the Plan now. If you do not have a vested right to a pension, the statement will tell you how many more years you have to work to get such a right. This type of statement is provided automatically to each Member once a year (see “Your Personal Annual Statement” as described earlier).
Prudent Actions by Plan Fiduciaries
In addition to creating rights for Plan Members, ERISA imposes duties upon the people who are responsible for the operation of the Plan. The people who operate your Plan, called “fiduciaries” of the Plan, have a duty to do so prudently and in the interest of you and other Plan Members and beneficiaries. No one, including your employer or any other person, may fire you or otherwise discriminate against you in any way to prevent you from obtaining a pension benefit or exercising your rights under ERISA.
Enforce Your Rights
If your claim for a pension benefit is denied in whole or in part, you have a right to know why this was done, to obtain copies of documents relating to the decision without charge, and to appeal any denial, all within certain time schedules.
Under ERISA, there are steps you can take to enforce the above rights. For instance, if you request a copy of plan documents or the latest annual report from the Plan Administrator and do not receive them within 30 days, you may file suit in a Federal court. In such a case, the court may require the Plan Administrator to provide the materials and pay you up to $110 a day until you receive them, unless such materials were not sent for reasons beyond the Plan Administrator’s control. If you have a claim for benefits which is denied or ignored, in whole or in part, you may file suit in a state or Federal court.
In addition, if you disagree with the Plan Administrator’s decision (or lack thereof) concerning the qualified status of a domestic relations order, after you have complied with the remedies prescribed in the Plan’s QDRO Procedures and Disputed Claims Procedure outlined in this summary plan description, you may file suit in Federal court.
If it should happen that Plan fiduciaries misuse the Plan’s money, or if you are discriminated against for asserting your rights, you may seek assistance from the U. S. Department of Labor or, after you have complied with the Plan’s “Disputed Claims Procedure” outlined in this summary plan description, you may file suit in a Federal court. The court will decide who should pay court costs and legal fees. If you are successful, the court may order the person you have sued to pay these costs and fees. If you lose, the court may order you to pay these costs and fees (for example, if it finds your claim is frivolous).

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“Employees hired prior to July 1, 2008 who have not attained age 50 or have not completed 5 years of vesting service as of July 1, 2008”
Assistance with Your Questions
If you have any questions about your Plan, you should contact the Plan Administrator. If you have any questions about this statement or your rights under ERISA, or if you need assistance in obtaining documents from the Plan Administrator, you should contact the nearest office of the Employee Benefits Security Administration, U.S. Department of Labor, listed in your telephone directory or the Division of Technical Assistance and Inquiries; Employee Benefits Security Administration, U.S. Department of Labor, 200 Constitution Avenue, N. W. Washington, D.C. 20210. You may also obtain certain publications about your rights and responsibilities under ERISA by calling the publications hotline of the Employee Benefits Security Administration.
This Statement of ERISA Rights is required by Federal law and regulations.

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“Employees hired prior to July 1, 2008 who have not attained age 50 or have not completed 5 years of vesting service as of July 1, 2008”
OTHER PLAN INFORMATION
Plan Name:
Pentegra Defined Benefit Plan for Financial Institutions as adopted by
Federal Home Loan Bank of New York
Employer:
Federal Home Loan Bank of New York
101 Park Avenue
New York, NY 10178-0599
Telephone Number – 212-681-6000
Plan Sponsor:
The Comprehensive Retirement Program is sponsored by the –
Pentegra Defined Benefit Plan for Financial Institutions
108 Corporate Park Drive
White Plains, New York 10604
Telephone Number 914-694-1300
Employer Identification Number – 13-5645888
Plan Number – 001
Plan Year End – June 30
Plan Administrator:
The Plan Administrator is the President of the Pentegra DB Plan, whose place of business is the office of the Pentegra Defined Benefit Plan for Financial Institutions. The President is also the person designated as agent for service of legal process. Service of legal process may also be made upon a Plan Trustee.
Board of Directors:
The composition of the Board changes from year to year, but you may refer to the most recent Annual Report (which is furnished to your employer) for a current listing of Directors and their places of business.
Participating Employers:
Upon receipt of a written request for information regarding whether a particular employer is a Member of this multiple employer arrangement, we will provide you with a statement as to whether such employer is a Member and, if so, the employer’s address.

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Our difference is your advantage	Pentegra Retirement Services 108 Corporate Park Drive White Plains, NY 10604 (800) 872-3473 www.pentegra.com